As Filed with the Securities and Exchange Commission on October 15, 2007

Securities Act Registration No. 333-145189

Investment Company Registration No. 811-22057

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒	Pre-Effective Amendment No. 1
☐	Post-Effective Amendment No.

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 4

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

(Exact Name of Registrant as Specified in Charter)

280 Park Avenue

New York, New York 10017

(Address of Principal Executive Offices)

(212) 832-3232

(Registrant’s Telephone Number, including Area Code)

Robert H. Steers

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017 (212) 832-3232

(Name and Address of Agent for Service)

With Copies to:

Stuart H. Coleman, Esq. Janna Manes, Esq. Stroock & Stroock & Lavan LLP 180 Maiden Lane New York, New York, New York 10038	Brynn Peltz, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Share (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (1)(2)
Series W7 Preferred Shares, par value $0.001	3,600	$25,000	$90,000,000	$2,763.00
(1)	Estimated solely for the purpose of computing the registration fee pursuant to Rule 457.

(2)	Includes registration fees paid on August 7, 2007, of $30.70.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated October 15, 2007

PROSPECTUS

$90,000,000

Cohen & Steers

Global Income Builder, Inc.

Auction Market Preferred Shares (“AMPS”)

3,600 Shares, Series W7

Liquidation Preference $25,000 per Share

Cohen & Steers Global Income Builder, Inc. (the “Fund”) is offering 3,600 Series W7 Auction Market Preferred Shares. The shares are referred to in this prospectus as “AMPS.” The Fund is a non-diversified, closed-end management investment company. The Fund’s investment objective is total return, with an emphasis on high current income.

There can be no assurance that the Fund will achieve its investment objective. See “Investment Objective and Policies”, “Principal Risks” and “Additional Risk Considerations.”

The Fund’s investment manager, Cohen & Steers Capital Management, Inc. (the “Investment Manager”), constructs the Fund’s investment portfolio primarily by allocating the Fund’s assets to selections from the five proprietary strategies used by the Investment Manager in managing other established Cohen & Steers portfolios (the “Select Strategies”). Allocations and reallocations of the Fund’s assets to the Select Strategies are determined by the Investment Manager’s senior portfolio managers in accordance with market conditions and available investment opportunities.

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Investing in the AMPS involves risks that are described in the “Principal Risks” and “Additional Risk Considerations” sections beginning on pages 51 and 69, respectively, of this prospectus. The minimum purchase amount of the AMPS is $25,000.

	Per Share	Total
Public offering price	$25,000	$90,000,000
Sales load	$250	$900,000
Proceeds to the Fund(1)	$24,750	$89,100,000

(1)	Not including offering expenses payable by the Fund estimated to be $250,000. The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the AMPS are first issued.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters are offering the AMPS subject to various conditions. The AMPS will be ready for delivery in book-entry form only through the facilities of The Depository Trust Company on or about             , 2007.

Merrill Lynch & Co.

Oppenheimer & Co.

Wachovia Securities

The date of this prospectus is                 , 2007.

(continued from previous page)

Three primary factors are considered in determining portfolio allocation: income potential, total return potential and diversification. The five proprietary strategies are:

•

Global Large Cap Strategy: dividend paying common stocks of large capitalization companies with potential for attractive and sustainable dividend growth issued by companies across a variety of industries and sectors

•	Global Real Estate Strategy: real estate securities, including real estate investment trusts (“REITs”) or REIT-like structures

•	Global Utility Strategy: common stocks and other equity securities issued by utility companies and master limited partnerships

•	Global Preferred Strategy: preferred securities, including traditional preferred securities and hybrid-preferred securities

•	Closed-End Funds Strategy: common stocks of closed-end funds that invest significantly in equity or income-producing securities

The Fund intends to focus primarily on securities selected from the Global Large Cap Strategy. The Fund currently expects, based on existing market conditions, to have 60% of its managed assets allocated to the Global Large Cap Strategy and 40% of its managed assets allocated among the Global Real Estate, Global Utility, Global Preferred and Closed-End Funds Strategies, although allocations among the Select Strategies will vary over time based on market conditions, perhaps significantly. The Fund may not be invested in securities from all of the Select Strategies at all times. The Fund’s “managed assets” are equal to the net asset value of the Fund’s Common Shares plus the principal amount of borrowings, if any, and the liquidation value of the AMPS and any other outstanding preferred stock.

The Fund also writes (sells) index and stock options on a portion of its portfolio with the intention of earning option premiums. Option premiums generate current income and may help to increase distributable income, although there can be no assurance that this will be achieved. The Fund currently expects, based on existing market conditions, to write options having an aggregate notional value equal to 40% to 60% of the value of the Fund’s portfolio, although the percentage will vary over time based on market conditions.

Investors in the AMPS will be entitled to receive cash dividends at an annual rate that may vary for the successive auction periods for the AMPS. The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. As of                     , 2007, the Fund did not have any outstanding shares of other series of auction market preferred stock. See “Description of AMPS.” The dividend rate for the initial period will be     % for the AMPS. The initial period is from the date of issuance through                     , 2007. For subsequent auction periods, the AMPS will pay dividends based on a rate set at auction, usually held every seven days. Prospective purchasers should note: (1) a buy order (called a “bid order”) or sell order is a commitment to buy or sell the AMPS based on the results of an auction; and (2) purchases and sales will be settled on the next business day after the auction. Investors may only buy or sell the AMPS through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this prospectus.

Broker-dealers are not required to maintain a secondary market in the AMPS, and a secondary market may not provide you with liquidity. The Fund may redeem the AMPS as described under “Description of AMPS—Redemption.”

The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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The AMPS will be senior to the Fund’s outstanding Common Shares. The AMPS are not listed on an exchange. The Fund’s Common Shares are traded on the New York Stock Exchange under the symbol “INB.” It is a condition of closing this offering that the AMPS be offered with the highest credit quality rating from Standards & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. and Moody’s Investors Service, Inc.

This prospectus concisely sets forth information about the Fund you should know before investing. You should read the prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated                     , 2007, as it may be supplemented (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 100 of this prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling (800) 437-9912, by writing to the Fund or from the Fund’s web site (http://www.cohenandsteers.com). You also may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Series W7 Auction Market Preferred Shares (the “AMPS”). You should review the more detailed information contained in this prospectus, in the Statement of Additional Information (the “SAI”) and in the Fund’s Articles Supplementary attached as Appendix B to the SAI, especially the information set forth under the sections “Principal Risks” and “Additional Risk Considerations” in the prospectus.

The Fund

Cohen & Steers Global Income Builder, Inc. (the “Fund”) is a non-diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on April 10, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on July 31, 2007, upon the closing of an initial public offering of 22,500,000 of its common shares, par value $.001 per share (“Common Shares”). As of September 28, 2007, the Fund had 23,289,550 Common Shares outstanding and net assets of $465,997,130. The Fund’s principal office is located at 280 Park Avenue, New York, New York 10017, and its telephone number is (212) 832-3232.

The Offering

The Fund is offering 3,600 Series W7 Auction Market Preferred Shares, par value $.001 per share, at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the AMPS. The AMPS are being offered through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”).

The AMPS entitle their holders to receive cash dividends at an annual rate that may vary for the successive auction periods for the AMPS. In general, except as described under “Dividends and Auction Periods” below and “Description of AMPS—Dividends and Auction Periods,” the auction period for the AMPS following the initial period will be seven days. The dividend for a particular auction period will be determined by an auction conducted on the business day immediately prior to the start of that auction period. See “The Auction.”

The AMPS are not listed on an exchange. Instead, investors may buy or sell the AMPS in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent and the Fund.

Generally, investors in the AMPS will not receive certificates representing ownership of their shares.

The Depository Trust Company or any successor (the “Securities Depository”) or its nominee for the account of the investor’s broker-dealer will maintain record ownership of the AMPS in book-entry form. An investor’s broker-dealer, in turn, will maintain records of that investor’s beneficial ownership of the AMPS.

Ratings

The Fund will issue the AMPS only if such shares have received the highest credit quality rating from Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”). These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell those shares inasmuch as the rating does not comment as to the market price or suitability for a particular investor. The ratings described above also do not address the likelihood that an owner of the AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to the rating agencies by the Fund and Cohen & Steers Capital Management, Inc., the Fund’s investment manager (the “Investment Manager”), and information obtained from other sources. The ratings may be changed, suspended or withdrawn at the rating agencies’ discretion as a result of changes in, or the unavailability of, such information. See “Description of AMPS—Rating Agency Guidelines.”

Use of Proceeds

It is anticipated that a portion of the net proceeds of this offering will be used to reduce a portion of outstanding borrowings from financial institutions (“Borrowings”) and the remainder will be invested in accordance with the policies set forth under “Investment Objective and Policies.” We estimate that the remaining net proceeds of this offering will be fully invested in accordance with our investment objective and policies within four months of the completion of this offering. Pending such investment, the proceeds may be invested in U.S. Government securities or high quality, short-term money market instruments.

Investment Objective and Policies

The Fund’s investment objective is total return, with an emphasis on high current income. The Fund’s investment objective and certain investment policies are considered fundamental and may not be changed without stockholder approval. See “Investment Objective and Policies.”

The Investment Manager constructs the Fund’s investment portfolio primarily by allocating the Fund’s assets to selections from the five proprietary strategies used by the Investment Manager in managing other established Cohen & Steers portfolios (the “Select Strategies”). Allocations and reallocations of the Fund’s assets to the Select Strategies are determined by the Investment Manager’s senior portfolio managers in accordance with market conditions and available investment opportunities. Three primary factors are considered in determining portfolio allocation: income potential, total return potential and diversification. The five proprietary strategies are:

•

Global Large Cap Strategy: dividend paying common stocks of large capitalization companies with potential for attractive and sustainable dividend growth issued by companies across a variety of industries and sectors

•	Global Real Estate Strategy: real estate securities, including real estate investment trusts (“REITs”) or REIT-like structures

•	Global Utility Strategy: common stocks and other equity securities issued by utility companies and master limited partnerships (“MLPs”)

•	Global Preferred Strategy: preferred securities, including traditional preferred securities and hybrid-preferred securities

•	Closed-End Funds Strategy: common stocks of closed-end funds that invest significantly in equity or income-producing securities

The Fund intends to focus primarily on securities selected from the Global Large Cap Strategy. The Fund currently expects, based on existing market conditions, to have 60% of its managed assets allocated to the Global Large Cap Strategy and 40% of its managed assets allocated among the Global Real Estate, Global Utility, Global Preferred and Closed-End Funds Strategies, although allocations among the Select Strategies will vary over time based on market conditions, perhaps significantly. The Fund may not be invested in securities from all of the Select Strategies at all times. The Fund’s “managed assets” are equal to the net asset value of the Fund’s Common Shares plus the principal amount of Borrowings, if any, and the liquidation value of the AMPS and any other outstanding preferred stock.

The Fund also writes (sells) index and stock options on a portion of its portfolio with the intention of earning option premiums (the “Covered Call Strategy”). Option premiums generate current income and may help to increase distributable income, although there can be no assurance that this will be achieved. The Fund currently expects, based on existing market conditions, to write options having an aggregate notional value equal to 40% to 60% of the value of the Fund’s portfolio, although the percentage will vary over time based on market conditions. The Covered Call Strategy is designed to contribute to total return while moderating the volatility of those returns, thereby reducing portfolio volatility. However, option writing will reduce the potential to benefit from any appreciation in the portion of the Fund’s stock portfolio with respect to which options are written. The Fund generally writes call options that are “at-the-money,” meaning the exercise price of the option is equal to the value of the underlying index or stock when the option is written, or “close-to-the-money,” meaning the exercise price of the option is close to the current cash value of the underlying index or the market value of the underlying security when the option is written.

The Fund also may seek to increase its current income through dividend capture trading. In dividend capture trading, the Fund sells a stock on or shortly after the stock’s ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this strategy, the Fund may receive more dividend payments over a given period of time than if it held a single stock.

Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Fund would invest at least 30%) in companies organized or located outside the United States or doing a substantial amount of business outside the United States, including direct investments in securities of such issuers and investments in depositary receipts (such as American Depositary Receipts (“ADRs”)) that represent indirect interests in securities of foreign issuers. The Fund allocates its assets among various regions and countries, including the United States (but in no less than three countries).

The Fund also may invest without limit in securities that at the time of investment are rated below investment grade or that are unrated but judged to be below investment grade by the Investment Manager. These below investment grade securities are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. The Fund will not invest in securities which are in default at the time of purchase. See “Principal Risks—Credit Risk and Lower-Rated Securities Risk.”

There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies	Select Strategies

Global Large Cap Strategy.    In selecting common stocks of large capitalization companies (companies with market capitalizations similar to those companies included in the Russell 1000 Value Index) in its Global Large Cap Strategy, the Investment Manager first seeks to identify attractive businesses by industry through identification of key industry drivers and evaluation of each company’s business model, market position and management team. Then a number of additional screens are applied to assess a company’s dividend growth potential as well as the sustainability of that growth, including analysis of dividend history, free cash flow and dividend payout ratios. Once this fundamental research has been completed and the universe of companies has been narrowed, a dividend discount model is employed to determine the present value of a future stream of a company’s dividend payments to identify stocks the Investment Manager believes are undervalued relative to their long-term growth prospects. This model assists in both quantifying discounts to target prices and determining individual stock and sector weightings.

The Global Large Cap Strategy may include some securities that do not meet the Investment Manager’s normal investment criteria for the strategy, as described above, when the Investment Manager perceives an unusual opportunity for appreciation. These special situations might arise when the Investment Manager believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event or a temporary imbalance in the supply of or demand for the securities.

In an effort to mitigate risk, the Investment Manager adheres to a sell discipline in its Global Large Cap Strategy that helps to identify when to begin scaling out of a position that no longer meets the strategy’s investment criteria. Considerations include change in company management or strategy, change in dividend policy, invalid investment thesis, stock price approaching target price, deterioration of company fundamentals or changing industry considerations.

Global Real Estate Strategy.    The Global Real Estate Strategy focuses on real estate securities of U.S. and non-U.S. companies, including common stocks, preferred securities and other debt securities issued by real estate companies, such as REITs or REIT-like structures. In selecting common stocks and other equity securities for its Global Real Estate Strategy, including securities of REITs, the Investment Manager adheres to an integrated, bottom-up, relative value investment process. A proprietary valuation model ranks real estate securities on price-to-net asset value, which the Investment Manager believes is the primary determinant of real estate security valuation, and guides a bottom-up portfolio construction process. The Investment Manager’s analysts incorporate both quantitative and qualitative analysis in their net asset value estimates.

Global Utility Strategy.    The Global Utility Strategy focuses on common stocks and other equity securities issued by utility companies and MLPs. In selecting common stocks and other equity securities for its Global Utility Strategy, the Investment Manager relies on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive total return through a combination of dividend yield and capital appreciation. The Investment Manager reviews each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, dividend payout ratio and corporate governance. The Investment Manager utilizes a value-oriented approach, and evaluates each company’s valuation on the basis of relative price/cash flow and price/earnings multiples, earnings growth rate, dividend yield and price/book value, among other metrics.

Global Preferred Strategy. The Global Preferred Strategy may include investment in traditional preferred securities issued by entities taxable as corporations, as well as hybrid-preferred securities. In selecting preferred securities, the Investment Manager seeks to select securities it believes are undervalued on the basis of risk and return profiles. In making this determination, the Investment Manager evaluates the fundamental characteristics of an issuer, including an issuer’s creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Investment Manager considers not only fundamental analysis, but also an issuer’s corporate and capital structure and the placement of the preferred or debt securities within that structure. The Investment Manager also takes into account other factors, such as call and other structural features, momentum and other exogenous signals (i.e., the likely directions of ratings) and relative value versus other income security classes.

Closed-End Funds Strategy.    The Closed-End Funds Strategy focuses on common stock of closed-end funds that generally focus on equity or income-producing securities, sectors or strategies, such as dividend strategies, covered call option strategies, total return strategies, dividend capture strategies, general equities (including both dividend and non-dividend paying equities), limited duration strategies, convertible securities, preferred securities, high yield securities and real estate, energy, utility, MLP and other equity or income-oriented strategies. Closed-end funds included in this strategy also may include business development companies (“BDCs”), which are a type of closed-end fund under the Investment Company Act of 1940, as amended (the “1940 Act”), that typically invests in small- and medium-sized companies that may not have access to public equity markets for capital raising. The Fund will not invest in any closed-end funds managed by the Investment Manager.

Covered Call Strategy

Call options are contracts representing the right to receive the current value of the underlying index, or to purchase the underlying security, at a specified price (the “exercise price”) at or before a specified future date (the “expiration date”). The values of options are determined by trading activity in the broad options markets and will be affected by, among other factors, changes in the value of the underlying securities (including those comprising an index) in relation to the exercise price, changes in dividend rates of underlying securities, changes in interest or currency rates, changes in actual or perceived volatility of the stock market and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund receives cash (the premium) from the purchaser of the option, and the purchaser has the right to receive from the Fund the cash value of the underlying index or any appreciation in the underlying security over the exercise price on the expiration date or otherwise upon exercise. In effect, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Fund with respect to which the option was written above the sum of the premium and the exercise price. For index options, this will depend, in part, on the extent of correlation of the performance of the Fund’s portfolio securities with the performance of the relevant index. The Covered Call Strategy will generally limit the Fund’s ability to benefit from the full appreciation potential of its stock investments underlying the options, and the Fund retains the risk of loss (less premiums received) if the value of these stock investments declines. The Fund’s written call options on individual stocks will be “covered” because the Fund will hold the underlying stock in its portfolio throughout the term of the option. The Fund also will “cover” its written index call option positions by either segregating liquid assets in an amount equal to the contract value of the index or by entering into offsetting positions. The Fund will not write options with respect to individual stocks that are not held in the Fund’s portfolio.

The Fund generally writes call options that are “at-the-money” (the exercise price of the option is equal to the value of the underlying index or stock when the option is written) or “close-to-the-money” (with an exercise price close to the current cash value of the underlying index or the market value of the underlying security when the option is written), but reserves the flexibility to write options that are more substantially “out-of-the-money” (with an exercise price above the current cash value of the underlying index or the market value of the underlying security when the option is written) or are “in-the-money” (with an exercise price below the current cash value of the underlying index or market value of the underlying security when the option is written), based on market conditions and other factors.

An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities. An index option relates to the securities included in that index. The exercise of an index option requires a cash payment and does not involve the actual purchase or sale of securities. The Fund may write call options on “broad-based” equity indexes, as well as on narrower market indexes, such as those in respect of select sectors. The Fund also may write options on exchange-traded funds (“ETFs”) and other similar instruments designed to correlate with the performance of an equity index or market segment. The Fund currently intends to write call options on the S&P 500 Composite Stock Price Index and at least one broad-based foreign stock index and also may write options on select sectors and single stocks.

The Fund may write listed/exchange-traded options contracts, as well as unlisted (or “over-the-counter”) options, particularly with respect to options on foreign securities or indexes. Over-the-counter options are not originated and standardized by any exchange or clearinghouse and are not listed and traded on an options exchange, and therefore involve increased liquidity, counterparty and other risks. See “Principal Risks—Covered Call Strategy Risk.”

Portfolio Composition	Portfolio Securities from the Select Strategies

Common Stock.    Common stocks represent the residual ownership interest in the issuer, and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Securities Issued By Real Estate Companies.    A real estate company, as described in this prospectus, is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. REITs are companies that own interests in real estate or in real estate related loans or other interests. A REIT in the United States is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders. Some countries have a REIT structure very similar to the United States. Other countries have REIT structures that are different from the United States in terms of tax requirements/benefits or scope of qualifying business activities. In addition, there are other countries that have not adopted a REIT structure in any form, although some of these countries are considering adopting a REIT structure. While a significant percentage of the portion of the Fund’s portfolio allocated to the Global Real Estate Strategy may be invested in REITs and REIT-like entities, the Fund also may invest a significant percentage of such portion of its portfolio in other real estate companies.

Utility Company Securities.    Utility companies, as described in this prospectus, derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; production, transmission or distribution of natural gas; or provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media.

Master Limited Partnerships.    An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for Federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

Preferred Securities.    There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second basic type is referred to in this prospectus as hybrid-preferred securities. Hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. Hybrid-preferred securities are considered debt securities. The Investment Manager also considers senior debt perpetual issues, as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities, to be part of the broader preferred securities market. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and in the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters.

Financial Services Company Securities.    The Fund may invest significantly in the securities of financial services companies through each of the Select Strategies, particularly through the Global Large Cap Strategy and Global Preferred Strategy. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Investments in Closed-End Funds.    The Closed-End Funds Strategy is comprised primarily of closed-end funds that generally focus on equity or income-producing securities, sectors or strategies, such as dividend strategies, covered call option strategies, total return strategies, dividend capture strategies, general equities, limited duration strategies, convertible securities, preferred securities, high yield securities and real estate, energy, utility, MLP and other equity or income-oriented strategies. Dividend strategies typically focus on investments in dividend-paying equity securities or equity-related securities, such as common stock, preferred securities, convertible securities and/or warrants. A covered call option strategy is designed to produce income from premiums received from writing (selling) call options on single securities and/or indexes and to offset a portion of a market decline in the underlying securities. Total return strategies typically pursue both income and capital appreciation, and may invest in a wide variety of equity and fixed-income securities and other instruments that vary from fund to fund. In a dividend capture strategy, a stock is sold on or shortly after the stock’s ex-dividend date, and the sale proceeds are used to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this strategy, a fund may receive more dividend payments over a given period of time than if it held a single stock. Limited duration strategies typically focus on fixed-income securities of intermediate duration (a measure of the price volatility of a debt instrument as a result of changes in market interest rates, based on the weighted average timing of the instrument’s expected principal and interest payments), and may include high yield securities, senior loans and mortgage-related securities. Securities and other investments in which the closed-end funds pursuing these strategies generally focus their investments, along with the real estate, energy and utilities sectors, are described with their accompanying risks under “Principal Risks.”

Convertible Securities.    Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

Lower-Rated Securities.    The Fund also may invest without limit in securities that at the time of investment are rated below investment grade or that are unrated but judged to be below investment grade by the Investment Manager and may invest in securities rated as low as the lowest rating issued by S&P or Moody’s (or the unrated equivalents). These below investment grade quality securities are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. The Fund will not invest in securities which are in default at the time of purchase. See “Principal Risks—Credit Risk and Lower-Rated Securities Risk.”

Other Transactions, Techniques and Investments

Dividend Capture.    The Fund may employ a dividend capture strategy that seeks to increase its current income. In dividend capture trading, the Fund sells a stock on or shortly after the stock’s ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this strategy, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to a Fund asset attributable to dividend capture trading, where it may only have received four quarterly payments in a hold only strategy. Dividend capture trades may be made without regard to whether any dividends may qualify for the reduced Federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended (the “Code”).

Other Investments. The Fund may invest up to 10% of its managed assets in securities of open-end investment companies, including ETFs.

The Fund may invest up to 15% of its managed assets in illiquid securities (i.e., securities that are not readily marketable).

In addition to investing in preferred securities through its Global Preferred Strategy, the Fund may invest in debt securities. Debt securities in which the Fund may invest include investments in convertible debt securities, convertible preferred securities, mortgage-backed securities, corporate debt securities issued by domestic and non-U.S. corporations and government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities.

The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. These policies may have the effect of increasing the Fund’s annual rate of portfolio turnover. Higher rates of portfolio turnover involve greater trading costs to the Fund and may result in the realization of net short term capital gains.

The Fund also may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, indexes and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions; equity swaps; credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.” The Fund may enter into Strategic Transactions to mitigate risks and to facilitate portfolio management, or to seek to increase return.

Certain of the Fund’s investment strategies may limit the amount of dividend income the Fund receives from qualifying for the reduced Federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “Taxation.”

The Fund may engage in certain other investment strategies as described under “Investment Objective and Policies—Portfolio Composition—Other Transactions, Techniques and Investments.”

Investment Manager

Cohen & Steers Capital Management, Inc. is the investment manager of the Fund pursuant to an Investment Management Agreement. The Investment Manager was formed in 1986, and as of June 30, 2007 had $34.6 billion in assets under management. Its clients include pension plans, endowment funds and registered investment companies, including open-end and closed-end real estate funds. The Investment Manager is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “CNS.” The Investment Manager is responsible for the overall management of the Fund’s portfolio and for the supervision and ongoing monitoring of the Fund’s subadvisors (the “Subadvisors”), Cohen & Steers Europe S.A. (“CNS Europe”), Cohen & Steers Asia Limited (“CNS Asia”) and Cohen & Steers UK Limited (“CNS UK”). Each of the Subadvisors is a direct or indirect wholly-owned subsidiary of the Investment Manager’s parent company, Cohen & Steers, Inc. (“CNS”). References in this prospectus to activities and responsibilities of the Investment Manager may be performed by one or more of the Subadvisors. The Investment Manager also will have responsibility for providing administrative services and assisting the Fund with operational needs pursuant to an Administration Agreement. In accordance with the terms of the Administration Agreement, the Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”) to perform certain administrative functions subject to the supervision of the Investment Manager. See “Management of the Fund—Administration and Sub-Administration Agreement.”

Use of Leverage

The Fund intends to engage in leverage of approximately 20% of its managed assets (including the amount obtained from leverage) through issuing preferred shares or through Borrowings and could engage in leverage up to the maximum amount permitted by the 1940 Act. Any Borrowings will have seniority over the AMPS and any other outstanding shares of preferred stock, and payments to holders of the AMPS and any other outstanding shares of preferred stock in liquidation or otherwise will be subject to the prior payment of any Borrowings. In the event of a default on any Borrowings, lenders or counterparties may have the right to liquidate the collateral for these Borrowings (i.e., the Fund’s portfolio securities), which may reduce the Fund’s assets and thereby cause the Fund to redeem some or all of the AMPS. When the Fund leverages its assets, the fees paid to the Investment Manager for investment management services will be higher than if the Fund did not engage in leverage, because the Investment Manager’s fees are calculated based on the Fund’s managed assets, which includes the liquidation preference of preferred shares, including the AMPS, and any outstanding Borrowings. Consequently, the Fund and the Investment Manager may have differing interests in determining whether to leverage the Fund’s assets. See “Use of Leverage.”

Principal Investment Risks	Risk is inherent in all investing. Before investing in AMPS, you should carefully consider the risks that you will assume when you invest. The primary risks of investing in AMPS are:

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the Fund will not be permitted to declare dividends or other distributions with respect to your AMPS or redeem your AMPS unless the Fund meets certain asset coverage requirements required by the 1940 Act and the rating agencies;

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if you try to sell your AMPS between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared;

•	if the Fund has designated a flexible auction period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market;

•	you may transfer your shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits;

•	if an auction fails, you may not be able to sell some or all of your AMPS;

•	you may receive less than the price you paid for your AMPS if you sell them outside of the auction, especially when market interest rates are rising;

•	a rating agency could downgrade the rating assigned to the AMPS, which could affect liquidity;

•	the Fund may be forced to redeem your AMPS to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

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restrictions imposed by the 1940 Act and by rating agencies on the declaration and payment of dividends to the holders of the Fund’s Common Shares and AMPS and other outstanding shares of preferred stock might impair the Fund’s ability to maintain its qualification as a regulated investment company for Federal income tax purposes;

•	in certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on AMPS;

•	the AMPS will be junior to any Borrowings;

•	any Borrowings may constitute a substantial lien and burden on the AMPS by reason of their priority claim against the income of the Fund and against the net assets of the Fund in liquidation;

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if the Fund leverages through Borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to the AMPS or purchase AMPS unless at the time thereof the Fund meets certain asset coverage requirements and the payments of principal and of interest on any such Borrowings are not in default;

•	the value of the Fund’s investment portfolio may decline, reducing the asset coverage for the AMPS; and

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if an issuer of a common stock in which the Fund invests experiences financial difficulties or if an issuer’s preferred stock or debt security is downgraded or defaults or if an issuer in which the Fund invests is affected by other adverse market factors, there may be a negative impact on the income and/or asset value of the Fund’s investment portfolio. See “Principal Risks—Risks of Investing in AMPS.”

In addition, although the offering of AMPS is conditioned upon receipt of ratings of “AAA” from S&P and “Aaa” from Moody’s for the AMPS, there are additional risks related to investing in the AMPS and the investment policies of and an investment in the Fund, such as:

Auction Risk.    The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. A holder of the AMPS therefore can be given no assurance that there will be sufficient clearing bids in any auction or that the holder will be able to sell its AMPS in an auction. Also, if you place bid orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your AMPS.

Additionally, if you buy AMPS or elect to retain AMPS without specifying a dividend rate below which you would not wish to buy or continue to hold those AMPS, you could receive a lower rate of return on your AMPS than the market rate. Finally, the auction periods for the AMPS may be changed by the Fund, subject to certain conditions and with notice to the holders of AMPS, which could also affect the liquidity of your investment.

As noted above, if there are more AMPS offered for sale than there are buyers for those AMPS in any auction, the auction will fail and you may not be able to sell some or all of your AMPS at that time. The relative buying and selling interest of market participants in your AMPS and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the Fund, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

Securities and Exchange Commission Settlements.    On May 31, 2006, the Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including Merrill Lynch and Wachovia Capital Markets, LLC (the “Settlement Broker-Dealers”), that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, Merrill Lynch and Wachovia Capital Markets, LLC each agreed to pay civil penalties. In addition, each Settlement Broker-Dealer, without admitting or denying the Securities and Exchange Commission’s allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by such Settlement Broker-Dealer to conduct the auction process in accordance with disclosed procedures. Each Settlement Broker-Dealer can offer no assurance as to how the settlement may affect the market for the AMPS.

In addition, on January 9, 2007 the Securities and Exchange Commission announced that it had settled its investigation of three banks, including The Bank of New York (the “Settlement Auction Agents”), that participate as auction agents in the auction rate securities market, regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the Settlement Auction Agents allowed broker-dealers in auctions to submit bids or revise bids after the submission deadlines and allowed broker-dealers to intervene in auctions in ways that affected the rates paid on the auction rate securities. As part of the settlement, the Settlement Auction Agents agreed to pay civil penalties. In addition, each Settlement Auction Agent, without admitting or denying the Securities and Exchange Commission’s allegations, agreed to provide to broker-dealers and issuers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that Settlement Auction Agent to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities or the AMPS.

Common Stock Risk.    Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund invests are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Special Risks of Investing in the Real Estate Sector.    The Fund may invest significantly in the securities of real estate companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

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Retail Properties.    Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

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Office Properties.    Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and noncompetitiveness.

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Hotel Properties.    The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.

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Healthcare Properties.    Healthcare properties and healthcare providers are affected by several significant factors, including Federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.

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Multifamily Properties.    The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

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Insurance Issues.    Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.

•	Credit Risk. REITs may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.

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Environmental Issues.    In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

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Smaller Companies.    Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.

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REIT Tax Issues.    REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company.

See “Principal Risks—Special Risks of Investing in the Real Estate Sector.”

General Risks of Investing in the Utility Sector.    The Fund may invest significantly in the securities of utility companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Certain segments of this sector and individual companies within such segments may not perform as well as the sector as a whole. Issuers in the utility sector are subject to a variety of factors that may adversely affect their business or operations, including:

•	high interest costs in connection with capital construction and improvement programs;

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

•	governmental regulation of rates charged to customers;

•	costs associated with compliance with and changes in environmental and other regulations;

•	effects of economic slowdowns and surplus capacity;

•	increased competition from other providers of utility services;

•	inexperience with and potential losses resulting from a developing deregulatory environment;

•	costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies;

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effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

•	technological innovations that may render existing plants, equipment or products obsolete; and

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potential impact of terrorist activities on utility companies and their customers and the impact of natural or man-made disasters, including events such as the blackout that affected electric utility companies in many Mid-Atlantic and Midwest states in 2003.

Issuers in the utility sector may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric or gas utility as well as its expenses. See “Principal Risks—General Risks of Investing in the Utility Sector.”

Special Risks Related to Preferred Securities. There are special risks associated with investing in preferred securities, including:

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Deferral and Omission.    Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•	Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

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Limited Voting Rights.    Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.

•	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.

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New Types of Securities.    From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

See “Principal Risks—Special Risks Related to Preferred Securities.”

General Risks of Investing in the Financial Services Sector.    The Fund may invest significantly in the securities of companies principally engaged in financial services and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. There are risks associated with investing in the financial services sector, including:

•	financial services companies may suffer a setback if regulators change the rules under which they operate;

•	unstable interest rates can have a disproportionate effect on the financial services sector;

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financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

•	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

See “Principal Risks—General Risks of Investing in the Financial Services Sector.”

Risks of Investing in Closed-End Funds and Other Investment Companies.    Risks associated with investments in closed-end funds generally include the risks described in this prospectus associated with the Fund’s structure as a closed-end investment company, including market risk, leverage risk, risk of anti-takeover provisions and non-diversification. To the extent the Fund invests a portion of its assets in investment companies, including closed-end funds, ETFs and other types of investment companies, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a stockholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies. The Fund’s assets invested in other investment companies would therefore be subject to duplicative expenses. In addition, investments in closed-end funds may be subject to the following risks:

•	Manager Risk. The Fund’s investments in other closed-end funds are subject to the ability of the managers of the funds to achieve the funds’ investment objectives.

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Discount from Net Asset Value.    Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities.

•	Dilution Risk. Strategies employed by a closed-end fund, such as rights offerings, may, under certain circumstances, have the effect of reducing its share price and the Fund’s proportionate interest.

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Foreign Closed-End Fund Risk.    Risks associated with investments in closed-end funds registered under foreign law may be different than those of investments in U.S. registered closed-end funds. Foreign registered funds are subject to a different regulatory regime that may be less rigorous than in the United States in areas such as governance and financial reporting requirements. There also may be less publicly available information about such funds, and investments in these funds may carry special tax consequences. In addition, foreign closed-end funds are generally subject to the risks of investing in other types of foreign securities.

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BDCs Risk.    Investments in closed-end funds that are BDCs may be subject to a high degree of risk. BDCs typically invest in small- and medium-sized companies that may not have access to public equity markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and the portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value.

See “Principal Risks—Risks of Investing in Closed-End Funds and Other Investment Companies.”

Covered Call Strategy Risk.    There are various risks associated with the Fund’s Covered Call Strategy. In effect, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Fund with respect to which the option was written above the sum of the premium and the exercise price. For index options, this will depend, in part, on the extent of correlation of the performance of the Fund’s portfolio securities with the performance of the relevant index. The Covered Call Strategy will generally limit the Fund’s ability to benefit from the full appreciation potential of its stock investments underlying the options, and the Fund retains the risk of loss (less premiums received) if the value of these stock invests declines. This combination of potentially limited appreciation and full depreciation over time may lead to erosion in the value of the Fund’s portfolio, and the Fund’s performance may be lower than it otherwise would have been if it did not use the Covered Call Strategy.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, the Investment Manager will attempt to maintain for the Fund written call option positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of securities held in the Fund’s stock portfolio. However, this strategy involves significant risk that the changes in value of the indexes underlying the Fund’s written call option positions will not correlate closely with changes in the market value of the corresponding securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in net losses to the Fund (including at times when the market values of securities held by the Fund are declining) that exceed option premiums received and any increase in value of the Fund’s corresponding portfolio securities.

When the Fund writes listed or exchange-traded options, a liquid secondary market may not exist on an exchange when the Fund seeks to close out an option position. The value of options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.

The Fund may write unlisted (over-the-counter) options, particularly with respect to foreign securities and indexes. Over-the-counter options differ from listed or exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an over-the-counter option position. See “Principal Risks—Covered Call Strategy Risk.”

Foreign Securities Risk.    Investments in foreign securities involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of foreign securities often are volatile. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Generally, there is less publicly available information about foreign companies due to less rigorous disclosure or accounting standards and regulatory practices. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in foreign securities.

The Fund may invest in securities of issuers located or doing substantial business in “emerging markets” (lesser developed countries). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. See “Principal Risks—Foreign Securities Risk.”

Foreign Currency Risk.    Although the Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with, and make dividend or interest payments in, foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Interest Rate Risk.    Interest rate risk is the risk that fixed-income securities such as preferred and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common shares, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Fixed income securities with longer periods before maturity are often more sensitive to interest rate changes. When the Fund is leveraged (i.e., borrows for investment purposes) it may be expected to have greater interest rate sensitivity.

During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. See “Principal Risks—Risks of Investing in the AMPS—Interest Rate Risk.”

Convertible Securities Risk.    Although to a lesser extent than with nonconvertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

Credit Risk and Lower-Rated Securities Risk.    Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities normally are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. The Fund may invest in securities that are rated below investment grade. A security will be considered to be investment grade if, at the time of the investment, such security has a rating of “BBB” or higher by S&P, “Baa” or higher by Moody’s or an equivalent rating by a nationally recognized statistical rating agency or, if unrated, such security is determined by the Investment Manager to be of comparable quality. Lower-rated securities, or equivalent unrated securities, which are commonly known as “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities. See “Principal Risks—Credit Risk and Lower-Rated Securities Risk.”

Dividend Strategy Risk.    It is difficult to anticipate the level of dividends that companies will pay in any given timeframe. The use of a dividend capture strategy requires the Investment Manager to identify and exploit opportunities such as the announcement of major corporate actions (e.g., restructuring initiatives or a special dividend) that may lead to high current dividend income. These situations are typically not recurring in nature or frequency, may be difficult to predict and may not result in an opportunity from which the Fund can benefit. In addition, the dividend policies of the Fund’s target companies are heavily influenced by the current economic climate and the favorable Federal tax treatment afforded to dividends. Challenging economic conditions, affecting either the market as a whole or a specific investment in the Fund’s portfolio, may limit the opportunity to benefit from the current dividend policies of the companies in which the Fund invests or may cause such companies to reduce or eliminate their dividends. In addition, a change in the favorable provisions of the Federal tax laws may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

Short Sale Risk.    When transacting a short sale, the Fund must borrow the security sold to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement, which may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss. The Fund would also incur increased transaction costs associated with selling securities short. See “Principal Risks—Short Sale Risk.”

Strategic Transactions Risk.    Strategic Transactions have risks, including imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. See “Principal Risks—Strategic Transactions Risk.”

Risk of Anti-Takeover Provisions.    Certain provisions of the Fund’s Articles of Incorporation (which, as hereafter amended, restated or supplemented from time to time, and together with the Articles Supplementary, is referred to as the “Charter”), and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the Fund’s structure. The provisions may also have the effect of depriving you of an opportunity to redeem your AMPS and may have the effect of inhibiting conversion of the Fund to an open-end investment company. See “Certain Provisions of the Charter and By-Laws” and “Additional Risk Considerations—Anti-Takeover Provisions.”

Market Disruption Risk.    The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets would be affected by similar events in the future. These events could also adversely affect individual issuers and securities markets, interest rates, auctions and auction participants, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the AMPS.

Given the risks described above, an investment in the AMPS may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund. For further discussion of the risks associated with investing in the AMPS and the Fund, see “Principal Risks” and “Additional Risk Considerations.”

Dividends and Auction Periods

The table below shows the dividend rate, the dividend payment date and the number of days for the initial period of the AMPS offered in this prospectus. For subsequent auction periods, the AMPS will pay dividends based on a rate set at auctions normally held every seven days. In most instances, dividends are payable on the first business day following the end of the auction period. The rate set at auction will not exceed the Maximum Rate (as determined in the manner described under “Description of AMPS—Dividends and Auction Periods—Determination of Maximum Rate”).

The dividend payment date for flexible auction periods will be set out in the notice designating a flexible auction period.

Dividends on the AMPS will be cumulative from the date the AMPS are first issued and will be paid out of legally available funds.

Initial Dividend Rate	Dividend Payment Date for Initial Period	Number of Days in Initial Period
Series W7%	, 2007

The Fund may, subject to certain conditions, designate flexible auction periods of a number of days (other than seven) evenly divisible by seven and not more than five years long. The Fund may not designate a flexible auction period unless sufficient clearing bids exist at the auction date for such new flexible auction period. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody’s and S&P or any substitute rating agency that the proposed flexible auction period will not adversely affect such agency’s then-current rating on the AMPS and the lead broker-dealer designated by the Fund, initially Merrill Lynch, must not have objected to declaration of a flexible auction period. See “Description of AMPS—Dividends and Auction Periods” and “The Auction.”

Secondary Market Trading

Broker-dealers may, but are not obligated to, maintain a secondary trading market in the AMPS outside of auctions. There can be no assurance that a secondary market will provide owners with liquidity. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or other persons as the Fund permits.

Interest Rate Transactions

In order to seek to reduce the interest rate risk inherent in the Fund’s capital structure and underlying investments, the Fund may enter into interest rate swap or cap transactions as to all or a portion of Fund leverage. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the AMPS and any other shares of preferred stock or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. If the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the AMPS and other outstanding preferred stock or rate of interest on Borrowings. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such default could negatively impact the Fund’s ability to make dividend payments on the AMPS and any other shares of preferred stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make dividend payments on the AMPS.

Asset Maintenance

Under the terms of the AMPS, if the Fund fails to maintain the required asset coverage on the AMPS and any other shares of preferred stock or fails to comply with other covenants of the swap or cap transactions, the Fund may be required to redeem some or all of the AMPS. Such redemption likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. An early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund would not enter into interest rate swap or cap transactions having an aggregate notional amount that exceeded the outstanding amount of the Fund’s leverage. See “How the Fund Manages Risk—Interest Rate Transactions” for additional information.

Under the Fund’s Articles Supplementary for the AMPS, which establishes and fixes the rights and preferences of the AMPS, the Fund must maintain:

•	asset coverage of the AMPS as required by the rating agency or agencies rating the AMPS; and

•	asset coverage of at least 200% with respect to senior securities that are stock, including the AMPS.

In the event that the Fund does not maintain or cure these coverage tests, some or all of the AMPS will be subject to mandatory redemption. See “Description of AMPS—Redemption.”

Based on the composition of the Fund’s portfolio as of September 28, 2007, the asset coverage of the AMPS as measured pursuant to the 1940 Act would be approximately 616% if the Fund were to issue all of the AMPS offered in this prospectus, representing approximately 16% of the Fund’s managed assets.

Redemption

The Fund does not expect to and ordinarily will not redeem the AMPS. However, under the Articles Supplementary, it may be required to redeem AMPS in order, for example, to meet an asset coverage ratio or to correct a failure to meet a rating agency guideline in a timely manner. The Fund may also voluntarily redeem the AMPS, without the consent of holders of the AMPS, under certain conditions. See “Description of AMPS—Redemption.”

Liquidation Preference

The liquidation preference (that is, the amount the Fund must pay to holders of the AMPS if the Fund is liquidated) for the AMPS will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared.

Voting Rights	The 1940 Act requires that the holders of the AMPS, and the holders of any other series of preferred stock of the Fund, voting together as a separate class, have the right to:

•	elect at least two Directors at all times; and

•

elect a majority of the Directors if at any time the Fund fails to pay dividends on the AMPS, or any other series of preferred stock of the Fund, for two full years and will continue to be so represented until all dividends in arrears have been paid or otherwise provided for.

The holders of the AMPS, and the holders of any other series of preferred stock of the Fund, will vote as a separate class or series on other matters as required under the Fund’s Charter, the 1940 Act and Maryland law. On all other matters, holders of the AMPS will vote together with the holders of Common Shares and each share of any other series of preferred stock of the Fund. Each Common Share, each share of the AMPS, and each share of any other series of preferred stock of the Fund is entitled to one vote per share.

Federal Income Taxation

The distributions with respect to the AMPS (other than distributions in redemption of the AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for Federal income tax purposes. Except in the case of distributions of qualified dividend income and net capital gains, such dividends generally will be taxable as ordinary income to holders. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders receiving such distributions. The Internal Revenue Service (“IRS”) currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction (the “DRD”), qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD, dividends derived from qualified dividend income, interest-related dividends and short-term capital gain dividends, if any, among its Common Shares, the AMPS and other outstanding preferred stock in proportion to the total dividends paid to each class during or with respect to such tax year. Dividends paid by REITs are generally not considered qualified dividend income. There can be no assurance of what portion, if any, of the Fund’s distributions will be entitled to the lower tax rates that apply to qualified dividend income. Special rules apply in respect of any foreign stockholders in the Fund. See “Taxation.”

Auction Agent, Transfer Agent, Dividend Paying Agent And Registrar, and Custodian	The Bank of New York will act as auction agent, transfer agent, dividend paying agent and registrar for the AMPS. State Street Bank acts as the Fund’s custodian.

FINANCIAL HIGHLIGHTS (unaudited)

Information contained in the table below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the unaudited operating performance of the Fund from the commencement of the Fund’s investment operations on July 27, 2007 through August 31, 2007. Because the Fund was recently organized and commenced investment operations on July 27, 2007, the table covers one month of operations, during which a substantial portion of the Fund’s portfolio was held in temporary investments pending investment in securities and other assets that meet the Fund’s investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund’s future operating performance.

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Fund’s Unaudited Financial Statements included in the SAI for the period from July 27, 2007 through August 31, 2007. The table should be read in conjunction with the Unaudited Financial Statements and notes thereto.

Per Share Operating Performance:	For the Period July 27, 2007[a] through August 31, 2007
Net asset value, beginning of period	$19.10

Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain on investments	0.22

Total income from investment operations	0.28

Offering costs charged to paid-in capital	(0.04)

Net asset value, end of period	$19.34

Market value, end of period	$20.00

Total net asset value return[b]	1.26%[c]

Total market value return[b]	0.00%[c]

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$435.2

Ratio of expenses to average daily net assets	1.20%[d,e]

Ratio of net investment income to average daily net assets	3.17%[d,e]

Portfolio turnover rate	2%[c]

a	Commencement of operations.
b	Total market value return is computed based upon the New York Stock Exchange market price of the fund’s shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the fund’s dividend reinvestment plan.
c	Not annualized.
d	Annualized.
e	Does not include expenses incurred by the closed-end funds in which the fund invests.

THE FUND

The Fund is a non-diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on April 10, 2007 and is registered as an investment company under the 1940 Act. The Fund issued an aggregate of 22,500,000 Common Shares, par value $.001 per share, in an initial public offering and commenced its operations with the closing of the initial public offering on July 31, 2007. On September 7, 2007, the Fund issued 784,300 additional Common Shares in connection with a partial exercise by the underwriters of the overallotment option. The Fund currently does not have any series of preferred stock outstanding. The Fund’s Common Shares are traded on the NYSE under the symbol “INB.” The Fund’s principal office is located at 280 Park Avenue, New York, New York 10017, and our telephone number is (212) 832-3232.

The following provides information about the Fund’s outstanding shares as of September 28, 2007:

Title of Class	Amount Authorized	Amount Held By The Fund or for Its Account	Amount Outstanding
Common Shares	250,000,000	0	23,289,550

Series W7 AMPS	0	0	0

USE OF PROCEEDS

The Fund estimates that the net proceeds of this offering of the AMPS, after payment of the sales load and offering expenses, will be $88,850,000. It is anticipated that approximately $15 million of the net proceeds will be used to reduce a portion of outstanding Borrowings and the remainder will be invested in accordance with the policies set forth under “Investment Objective and Policies.” The Borrowings being reduced by a portion of the net proceeds were incurred pursuant to a revolving credit facility expiring on October 7, 2008 (the “Credit Facility”). Such Borrowings pay interest at the Federal Funds Rate or London Interbank Offered Rate (LIBOR) plus 0.50% per annum of Borrowings outstanding under the Credit Facility. As of October 12, 2007 the interest rate under the Credit Facility was 5.3125% per annum. The Fund estimates that the remaining net proceeds of this offering, after reduction of Borrowings, will be fully invested in accordance with its investment objective and policies within four months of the completion of this offering. Pending such investment, the proceeds may be invested in U.S. Government securities or high-quality, short-term money market instruments. See “Investment Objective and Policies.”

CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of the Fund as of September 28, 2007, and as adjusted to give effect to the issuance of the AMPS offered in this prospectus.

	As of September 28, 2007
	Actual	As Adjusted
	(Unaudited)
AMPS, $.001 par value, $25,000 liquidation value; 3,600 shares authorized after giving effect to the issuance of 3,600 shares of Series W7 AMPS	$—	$90,000,000

Common Shares, $.001 par value per share; as of August 31, 2007, 250,000,000 shares authorized (before giving effect to the issuance of 3,600 shares of Series W7 AMPS), 23,289,550 shares outstanding	23,290	23,290
Paid-in surplus	443,875,743	442,725,743
Balance of distributions in excess of net investment income	(1,884,659)	(1,884,659)
Net realized loss from investment transactions	(637,583)	(637,583)
Net unrealized appreciation on investments	24,620,339	24,620,339

Net assets applicable to Common Shares	465,997,130	464,847,130

Net assets, plus liquidation preference of AMPS	$465,997,130	$554,847,130

As used in this prospectus, unless otherwise noted, the Fund’s “managed assets” include assets of the Fund attributable to the AMPS and any other outstanding shares of preferred stock, with no deduction for the liquidation preference of such shares. For financial reporting purposes, however, the Fund is required to deduct the liquidation preference of the AMPS and any other outstanding shares of preferred stock from “managed assets” so long as the AMPS and any other outstanding shares of preferred stock have redemption features that are not solely within the control of the Fund. In connection with the rating of the AMPS, the Fund has established various portfolio covenants to meet third-party rating agency guidelines in its Charter. These covenants include, among other things, investment diversification requirements and requirements that investments included in the Fund’s portfolio meet specific industry and credit quality criteria. Market factors outside the Fund’s control may affect its ability to meet the criteria of third-party rating agencies set forth in the Fund’s portfolio covenants. If the Fund violates these covenants, it may be required to cure the violation by redeeming all or a portion of the AMPS. For all regulatory purposes, the Fund’s AMPS will be treated as stock (rather than indebtedness).

INVESTMENT OBJECTIVE AND POLICIES

Overview

Our investment objective is total return, with an emphasis on high current income. There can be no assurance that the Fund will achieve its investment objective.

The Investment Manager constructs the Fund’s investment portfolio primarily by allocating the Fund’s assets to selections from the Select Strategies—the five proprietary strategies used by the Investment Manager in managing other established Cohen & Steers portfolios. Allocations and reallocations of the Fund’s assets to the Select Strategies are determined by the Investment Manager’s senior portfolio managers in accordance with market conditions and available investment opportunities. Three primary factors are considered in determining portfolio allocation: income potential, total return potential and diversification. The five proprietary strategies are:

•

Global Large Cap Strategy: dividend paying common stocks of large capitalization companies with potential for attractive and sustainable dividend growth issued by companies across a variety of industries and sectors

•	Global Real Estate Strategy: real estate securities, including REITs or REIT-like structures

•	Global Utility Strategy: common stocks and other equity securities issued by utility companies and MLPs

•	Global Preferred Strategy: preferred securities, including traditional preferred securities and hybrid-preferred securities

•	Closed-End Funds Strategy: common stocks of closed-end funds that invest significantly in equity or income-producing securities

The Fund intends to focus primarily on securities selected from the Global Large Cap Strategy. The Fund currently expects, based on existing market conditions, to have 60% of its managed assets allocated to the Global Large Cap Strategy and 40% of its managed assets allocated among the Global Real Estate, Global Utility, Global Preferred and Closed-End Funds Strategies, although allocations among the Select Strategies will vary over time based on market conditions, perhaps significantly. The Fund may not be invested in securities from all of the Select Strategies at all times.

The Fund also writes (sells) index and stock options on a portion of its portfolio with the intention of earning option premiums (Covered Call Strategy). Option premiums generate current income and may help to increase distributable income, although there can be no assurance this will be achieved. The Fund currently expects, based on existing market conditions, to write options having an aggregate notional value equal to 40% to 60% of the value of the Fund’s portfolio, although the percentage will vary over time based on market conditions. The Covered Call Strategy is designed to contribute to total return while moderating volatility of those returns, thereby reducing portfolio volatility. However, option writing will reduce the potential to benefit from any appreciation in the portion of the Fund’s stock portfolio with respect to which options are written. The Fund generally writes call options that are “at-the-money,” meaning the exercise price of the option is equal to the value of the underlying index or stock when the option is written, or “close-to-the-money,” meaning the exercise price of the options is close to the current cash value of the underlying index or the market value of the underlying security when the option is written.

The Fund also may seek to increase its current income through dividend capture trading. In dividend capture trading, the Fund sells a stock on or shortly after the stock’s ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this strategy, the Fund may receive more dividend payments over a given period of time than if it held a single stock.

Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Fund would invest at least 30%) in companies organized or located outside the United States or doing a substantial amount of business outside the United States, including direct investments in securities of such issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. The Fund allocates its assets among various regions and countries, including the United States (but in no less than three countries).

The Fund also may invest without limit in securities that at the time of investment are rated below investment grade or that are unrated but judged to be below investment grade by the Investment Manager (and may invest in securities rated as low as the lowest rating issued by S&P or Moody’s (or the unrated equivalents). These below investment grade securities are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. See “Principal Risks—Credit Risk and Lower-Rated Securities Risk.” A security will be considered investment grade quality if it is rated “BBB” or higher by S&P, “Baa” or higher by Moody’s or an equivalent rating by a nationally recognized statistical rating agency, or is unrated but judged to be of comparable quality by the Investment Manager. The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Manager may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix A to the SAI contains a general description of S&P’s and Moody’s ratings of securities. The Fund will not invest in securities which are in default at the time of purchase. The Fund may invest up to 15% of its managed assets in illiquid securities (i.e., securities that are not readily marketable).

Investment Portfolio

Select Strategies

Global Large Cap Strategy

In selecting common stocks of large capitalization companies (companies with market capitalizations similar to those companies included in the Russell 1000 Value Index) in its Global Large Cap Strategy, the Investment Manager first seeks to identify attractive businesses by industry through identification of key industry drivers and evaluation of each company’s business model, market position and management team. Then a number of additional screens are applied to assess a company’s dividend growth potential as well as the sustainability of that growth, including analysis of dividend history, free cash flow and dividend payout ratios. Once this fundamental research has been completed and the universe of companies has been narrowed, a dividend discount model is employed to determine the present value of a future stream of a company’s dividend payments to identify stocks the Investment Manager believes are undervalued relative to their long-term growth prospects. This model assists in both quantifying discounts to target prices and determining individual stock and sector weightings.

The Global Large Cap Strategy may include some securities that do not meet the Investment Manager’s normal investment criteria for the strategy, as described above, when the Investment Manager perceives an unusual opportunity for appreciation. These special situations might arise when the Investment Manager believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event or a temporary imbalance in the supply of or demand for the securities.

In an effort to mitigate risk, the Investment Manager adheres to a sell discipline in its Global Large Cap Strategy that helps to identify when to begin scaling out of a position that no longer meets the strategy’s investment criteria. Considerations include change in company management or strategy, change in dividend policy, invalid investment thesis, stock price approaching target price, deterioration of company fundamentals or changing industry considerations.

Global Real Estate Strategy

The Global Real Estate Strategy focuses on real estate securities of U.S. and non-U.S. companies, including common stocks, preferred securities and other debt securities issued by real estate companies, such as REITs or REIT-like structures. In selecting common stocks and other equity securities for its Global Real Estate Strategy, including securities of REITs, the Investment Manager adheres to an integrated, bottom-up, relative value investment process. A proprietary valuation model ranks real estate securities on price-to-net asset value, which the Investment Manager believes is the primary determinant of real estate security valuation, and guides a bottom-up portfolio construction process. The Investment Manager’s analysts incorporate both quantitative and qualitative analysis in their net asset value estimates. The company research process includes an evaluation of management, strategy, property quality, financial strength and corporate structure. In addition to the net asset value model, the Investment Manager’s portfolio managers may use secondary valuation tools including cash flow multiple/growth or discounted cash flow models. Judgments with respect to risk control, diversification, liquidity and other factors overlay the model’s output and drive the portfolio managers’ investment decisions.

Global Utility Strategy

The Global Utility Strategy focuses on common stocks and other equity securities issued by utility companies and MLPs. In selecting common stocks and other equity securities for its Global Utility Strategy, the Investment Manager relies on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive total return through a combination of dividend yield and capital appreciation. The Investment Manager reviews each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, dividend payout ratio and corporate governance. The Investment Manager utilizes a value-oriented approach, and evaluates each company’s valuation on the basis of relative price/cash flow and price/earnings multiples, earnings growth rate, dividend yield and price/book value, among other metrics.

Global Preferred Strategy

The Global Preferred Strategy may include investment in traditional preferred securities issued by entities taxable as a corporation, as well as hybrid-preferred securities. In selecting preferred securities, the Investment Manager seeks to select securities it believes are undervalued on the basis of risk and return profiles. In making this determination, the Investment Manager evaluates the fundamental characteristics of an issuer, including an issuer’s creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Investment Manager considers not only fundamental analysis, but also an issuer’s corporate and capital structure and the placement of the preferred or debt securities within that structure. The Investment Manager also takes into account other factors, such as call and other structural features, momentum and other exogenous signals (i.e., the likely directions of ratings) and relative value versus other income security classes.

Closed-End Funds Strategy

The Closed-End Funds Strategy focuses on common stock of closed-end funds that generally focus on equity or income-producing securities, sectors or strategies, such as dividend strategies, covered call option strategies, total return strategies, dividend capture strategies, general equities (including both dividend and non-dividend paying equities), limited duration strategies, convertible securities, preferred securities, high yield securities and real estate, energy, utility, MLP and other equity or income-oriented strategies. Closed-end funds included in this strategy also may include BDCs, which are a type of closed-end fund under the 1940 Act that typically invests in small- and medium-sized companies that may not have access to public equity markets for capital raising. The Closed-End Funds Strategy also may include investments in royalty and income trusts. These trusts generally make single-sector or even single-enterprise investments, and their investments are therefore sensitive to business cycles, particularly real estate or commodities trusts. The Fund will not invest in any closed-end funds managed by the Investment Manager.

Covered Call Strategy

Call options are contracts representing the right to receive the current value of the underlying index, or to purchase the underlying security, at the exercise price at or before the expiration date. The values of options are determined by trading activity in the broad options markets and will be affected by, among other factors, changes in the value of the underlying securities (including those comprising an index) in relation to the exercise price, changes in dividend rates of underlying securities, changes in interest or currency rates, changes in actual or perceived volatility of the stock market and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund receives cash (the premium) from the purchaser of the option, and the purchaser has the right to receive from the Fund the cash value of the underlying index or any appreciation in the underlying security over the exercise price on the expiration date or otherwise upon exercise. In effect, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Fund with respect to which the option was written above the sum of the premium and the exercise price. For index options, this will depend, in part, on the extent of correlation of the performance of the Fund’s portfolio securities with the performance of the relevant index. The Covered Call Strategy will generally limit the Fund’s ability to benefit from the full appreciation potential of its stock investments underlying the options, and the Fund retains the risk of loss (less premiums received) if the value of these stock investments declines. The Fund’s written call options on individual stocks will be “covered” because the Fund will hold the underlying stock in its portfolio throughout the term of the option. The Fund also will “cover” its written index call option positions by either segregating liquid assets in an amount equal to the contract value of the index or by entering into offsetting positions. The Fund will not write options with respect to individual stocks that are not held in the Fund’s portfolio.

The transaction costs of buying and selling options consist primarily of the bid-ask spread and commissions (imposed in opening, closing, exercise and assignment transactions). Transaction costs may be higher for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs will decrease the amount of any gain or increase the amount of any loss the Fund realizes on an option. The Fund may seek to close out (terminate) a call option it has written by buying an offsetting option or, in the case of some over-the-counter options, agreeing with the option purchaser to terminate the transaction prior to its expiration date. If the Fund terminates an option prior to its expiration, the Fund will have to make a cash payment equal to the value of the option and may incur additional transaction costs. There can be no assurance that the Fund will be able to close out an option written by it at any particular time or at a favorable price.

The Fund generally writes call options that are “at-the-money” (the exercise price of the option is equal to the value of the underlying index or stock when the option is written) or “close-to-the-money” (with an exercise price close to current cash value of the underlying index or the market value of the underlying security when the option is written), but reserves the flexibility to write options that are more substantially “out-of-the-money” (with an exercise price above the current cash value of the underlying index or the market value of the underlying security when the option is written) or are “in-the-money” (with an exercise price below the current cash value of the underlying index or market value of the underlying security when the option is written), based on market conditions and other factors. When the value of the index or individual security with respect to which a call option is written rises, a call option that was at- or out-of-the-money when written may become in-the-money, thereby increasing the likelihood that the option could be exercised and the Fund forced to pay the amount of appreciation above the exercise price of the option upon exercise and/or to sell the underlying security or securities. The premium, the exercise price and the market value of the applicable security or index will determine the gain or loss realized by the Fund.

An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities. An index option relates to the securities included in that index. The exercise of an index option requires a cash payment and does not involve the actual purchase or sale of securities. The Fund may write call options on “broad-based” equity indexes, as well as on narrower market indexes, such as those in respect of select sectors. The Fund also may write options on ETFs and other similar instruments designed to correlate with the performance of an equity index or market segment. The Fund currently intends to write call options on the S&P 500 Composite Stock Price Index and at least one broad-based foreign stock index and may also write options on select sectors and single stocks. The Fund is not sponsored, endorsed, sold or promoted by any index sponsor, and no index sponsor is making any representation regarding the advisability of investing in the Fund. For tax purposes, 60% of the gains or losses from some (but not all) equity index call options are treated as long-term capital gains or losses for Federal income tax purposes (with 40% being treated as short-term capital gains or losses), whereas all gains and losses from call options on individual securities are treated as short-term capital gains or losses (unless the option is actually exercised after the security, or any related “substantially similar” security or other property, is treated for Federal income tax purposes as having been held by the Fund for more than a year). See “Taxation.”

The Fund may write listed/exchange-traded options contracts, as well as unlisted (over-the-counter) options, particularly with respect to options on foreign securities or indexes. Listed option contracts in the United States are originated and standardized by the Options Clearing Corporation (the “OCC”). Listed call options are currently traded on the NYSE, American Stock Exchange, Chicago Board Options Exchange and various other U.S. exchanges, as well as on various foreign exchanges. Over-the-counter options are not originated and standardized by the OCC or any other exchange or clearinghouse, and are not listed and traded on an options exchange, and therefore involve increased liquidity, counterparty and other risks. See “Principal Risks—Covered Call Strategy Risks—Over-The-Counter Options Risk.”

Conventional call options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. The call options the Fund intends to write may be either “European-style” options, which may be exercised only during a specified period of time just prior to the expiration date, or “American-style” options, which may be exercised at any time between the date of purchase and the expiration date.

Portfolio Composition

Our portfolio is composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

Portfolio Securities from the Select Strategies

Common Stock

Common stocks represent the residual ownership interest in the issuer, and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Securities Issued by Real Estate Companies

A real estate company, as described in this prospectus, is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate.

REITs are companies that own interests in real estate or in real estate related loans or other interests. A REIT in the United States is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders. Some countries have a REIT structure very similar to the United States. Other countries have REIT structures that are different from the United States in terms of tax requirements/benefits or scope of qualifying business activities. In addition, there are other countries that have not adopted a REIT structure in any form, although some of these countries are considering adopting a REIT structure. While a significant percentage of the portion of the Fund’s portfolio allocated to the Global Real Estate Strategy may be invested in REITs and REIT-like entities, the Fund also may invest a significant percentage of such portion of its portfolio in other real estate companies. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, receive their income primarily from rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. Equity REITs can also realize capital gains, subject to certain limitations under the Code, by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. Generally, dividends paid by the U.S. real estate securities in which the Fund invests will not be eligible for the DRD and are generally not considered qualified dividend income eligible for reduced rates of taxation.

Utility Company Securities

Utility companies, as described in this prospectus, derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; production, transmission or distribution of natural gas; or provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media.

Master Limited Partnerships

An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for Federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. See “Principal Risks—MLP Risk.”

Preferred Securities

There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second basic type is referred to in this prospectus as hybrid-preferred securities. Hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. The Investment Manager also considers senior debt perpetual issues, as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities, to be part of the broader preferred securities market. It is currently expected that the preferred securities component of the Fund will be comprised primarily of taxable preferred securities.

Traditional Preferred Securities.    Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Pursuant to the DRD, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities that are paid out of earnings and profits of the issuer. Corporate stockholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the DRD. However, not all traditional preferred securities pay dividends that are eligible for the DRD, including preferred securities issued by REITs described below. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2010. Individual stockholders of a regulated investment company like the Fund generally may be eligible to treat as qualified dividend income that portion of their distributions attributable to qualified dividend income received and designated as such by the regulated investment company. However, not all traditional preferred securities will provide significant benefits under the rules relating to qualified dividend income, including preferred securities issued by REITs described below. Within the category of traditional preferred securities, the Fund may invest in traditional preferred securities issued by real estate companies, including REITs. REIT preferred securities are generally perpetual in nature, although REITs often have the ability to redeem the preferred securities after a specified period of time. The market value of REIT preferred securities may be affected by favorable and unfavorable changes impacting a particular REIT. While sharing characteristics that make them similar to traditional preferred securities, dividends from REIT preferred securities do not provide any DRD benefit (and generally do not provide significant benefits under the rules relating to qualified dividend income).

Hybrid-Preferred Securities.    Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust originated preferred securities; monthly income preferred securities; quarterly income bond securities; quarterly income debt securities; quarterly income preferred securities; corporate trust securities; public income notes; and other hybrid-preferred securities.

Hybrid-preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the DRD or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS® and PINES® are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

Financial Services Company Securities

The Fund may invest significantly in the securities of financial services companies through each of the Select Strategies, particularly through the Global Large Cap Strategy and Global Preferred Strategy. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Investments in Closed-End Funds

The Closed-End Funds Strategy is comprised primarily of common stock of closed-end funds that generally focus on equity or income-producing securities, sectors or strategies, such as dividend strategies, covered call option strategies, total return strategies, dividend capture strategies, general equities, limited duration strategies, convertible securities, preferred securities, high yield securities and real estate, energy, utility and other equity or income-oriented strategies. Dividend strategies typically focus on investments in dividend-paying equity securities or equity-related securities, such as common stock, preferred securities, convertible securities and/or warrants. A covered call option strategy is designed to produce income from premiums received from writing (selling) call options on single securities and/or indexes and to offset a portion of a market decline in the underlying securities. Total return strategies typically pursue both income and capital appreciation, and may invest in a wide variety of equity and fixed-income securities and other instruments that vary from fund to fund. In a dividend capture strategy, a stock is sold on or shortly after the stock’s ex-dividend date, and the sale proceeds are used to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this strategy, a fund may receive more dividend payments over a given period of time than if it held a single stock. Limited duration strategies typically focus on fixed-income securities of intermediate duration (a measure of the price volatility of a debt instrument as a result of changes in market interest rates, based on the weighted average timing of the instrument’s expected principal and interest payments), and may include high yield securities, senior loans and mortgage-related securities. Securities and other investments in which the closed-end funds pursuing these strategies generally focus their investments, along with the real estate, energy and utilities sectors, are described with their accompanying risks, under “Principal Risks.”

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

Lower-Rated Securities

The Fund also may invest without limit in securities that at the time of investment are rated below investment grade or that are unrated but judged to be below investment grade by the Investment Manager and may invest in securities rated as low as the lowest ratings used by S&P or Moody’s (or the unrated equivalents). These below investment grade quality securities are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain of these securities or could result in lower prices than those used in calculating the Fund’s net asset value. The Fund will not invest in securities which are in default at the time of purchase. See “Principal Risks—Credit Risk and Lower-Rated Securities Risk.”

Other Transactions, Techniques and Investments

Dividend Capture

The Fund may employ a dividend capture strategy that seeks to increase its current income. In dividend capture trading, the Fund sells a stock on or shortly after the stock’s ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this strategy, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to a Fund asset attributable to dividend capture trading, where it may only have received four quarterly payments in a hold only strategy. Dividend capture trades may be made without regard to whether any dividends may qualify for the reduced Federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “Taxation.” The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. See “Principal Risks—Dividend Strategy Risk.”

Short Sales

The Fund may from time to time engage in short sales of securities, for investment or for hedging purposes. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund may sell short individual stocks, baskets of stocks or ETFs, which the Fund expects to underperform other stocks which the Fund holds. The Fund anticipates that its short positions, if any, would be in non-dividend paying securities or would be closed out before the underlying security’s ex-dividend date.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, the Investment Manager is under no obligation to utilize short sales.

ETFs and Other Investment Companies

The Fund may invest up to 10% of its managed assets in securities of open-end investment companies, including ETFs. ETFs typically are registered investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Illiquid Securities

The Fund may invest up to 15% of its managed assets in illiquid securities (i.e., securities that are not readily marketable). For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the Federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the Federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Directors has delegated to the Investment Manager the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors and/or the Investment Manager will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate.

Debt Securities

In addition to investing in preferred securities through its Global Preferred Strategy, the Fund may invest in debt securities. Debt securities in which the Fund may invest include investments in convertible debt securities, convertible preferred securities, mortgaged-backed securities, corporate debt securities issued by domestic and non-U.S. corporations and government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities. Debt securities from the Select Strategies may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. See “Principal Risks—Credit Risk and Lower-Rated Securities Risk.”

Portfolio Turnover

The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the Fund’s annual rate of portfolio turnover. Although the Fund cannot accurately predict its annual portfolio turnover rate, it may be greater than 100%. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund’s investment strategy so dictates. Higher rates of portfolio turnover involve greater trading costs to the Fund and may result in the realization of net short term capital gains. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous Federal tax rates. See “Taxation” in the prospectus and SAI.

Strategic Transactions

The Fund may, but is not required to, use various Strategic Transactions to mitigate risks and to facilitate portfolio management, or to seek to increase return. Such Strategic Transactions are generally accepted under modern portfolio management and are regularly used by many closed-end funds and other institutional investors. Although the Investment Manager would seek to use these practices to further the Fund’s investment objective, no assurance can be given that these practices will achieve this result.

The Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund’s net asset value.

The Fund also may enter into certain interest rate transactions that are designed to reduce the risks inherent in the Fund’s issuance of the AMPS and any other series of preferred stock. See “How the Fund Manages Risk—Interest Rate Transactions.”

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

Defensive Position

When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, we may deviate from our investment objective and invest all or any portion of our assets in investment grade debt securities. When and to the extent we assume a temporary defensive position, we may not pursue or achieve our investment objective.

Other Investments

The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See “Investment Objective and Policies” in the SAI.

Certain of the Fund’s investment strategies may limit the amount of dividend income the Fund receives from qualifying for the reduced Federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income.

USE OF LEVERAGE

The Fund intends to engage in leverage of approximately 20% of its managed assets (including the amount obtained from leverage) through issuing preferred shares or through Borrowings and could engage in leverage up to the maximum amount permitted by the 1940 Act. Before issuing the AMPS or other preferred shares to increase its assets available for investment, the Fund must have received confirmation from Moody’s and S&P or any substitute rating agency that the proposed issuance will not adversely affect such rating agency’s then-current rating on the AMPS. The Fund must also comply with certain asset coverage requirements under the 1940 Act. See “Description of AMPS—Rating Agency Guidelines.” The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund’s holdings. Any Borrowings will have seniority over the AMPS and any other outstanding shares of preferred stock, and payments to holders of the AMPS and any other outstanding shares of preferred stock in liquidation or otherwise will be subject to the prior payment of any Borrowings. In the event of a default on any Borrowings, lenders or counterparties may have the right to liquidate the collateral for these Borrowings (i.e., the Fund’s portfolio securities), which may reduce the Fund’s assets and thereby cause the Fund to redeem some or all of the AMPS. When the Fund leverages its assets, the fees paid to the Investment Manager for investment management services will be higher than if the Fund did not engage in leverage, because the Investment Manager’s fees are calculated based on the Fund’s managed assets, which includes the liquidation preference of preferred shares, including the AMPS, and any outstanding Borrowings. Consequently, the Fund and the Investment Manager may have differing interests in determining whether to leverage the Fund’s assets.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund’s assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation preference may not exceed 50% of the Fund’s assets less liabilities other than borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets less liabilities other than Borrowings is at least 200% of such liquidation value. The Fund intends, to the extent possible, to purchase or redeem the AMPS and other outstanding preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. If the Fund has preferred shares outstanding, two of the Fund’s Directors will be elected by the holders of preferred shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and preferred shares voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares.

Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the Borrowing the value of the Fund’s assets less liabilities other than the Borrowings is at least 300% of the principal amount of such Borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the Borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the Borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.

The Fund’s use of leverage is premised upon the expectation that the Fund’s preferred share dividends or cost of Borrowings will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or Borrowing. Such difference in return may result from the Fund’s higher credit rating or the short-term nature of its leverage compared to the long-term nature of its investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in a portfolio of investments with the potential for total return, holders of Common Shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return “pick up” will be reduced. Furthermore, if long-term rates rise or the Fund otherwise incurs losses on its investments, the Fund’s net asset value attributable to its Common Shares will reflect the decline in the value of portfolio holdings resulting therefrom.

To the extent the total return derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return to holders of Common Shares will be greater than if leverage had not been used. Conversely, if the total return from the investments purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund to holders of Common Shares will be less than if leverage had not been used. The Investment Manager may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits to holders of Common Shares of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or Borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with Borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of Borrowing over the stated interest rate.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the AMPS, other preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of Borrowing. The Investment Manager does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Investment Manager otherwise views as favorable.

If and to the extent that the Fund employs leverage in addition to the AMPS will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.

PRINCIPAL RISKS

Risk is inherent in all investing. Before investing, you should consider carefully the following risks that you assume when you invest in AMPS.

Risks of Investing in AMPS

Leverage Risk

The Fund uses financial leverage for investment purposes by issuing preferred shares and/or through Borrowings. It is currently anticipated that, taking into account the AMPS being offered in this prospectus, the amount of leverage will represent approximately 20% of the Fund’s managed assets.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility in the net asset value of the Fund’s Common Shares and the asset coverage of the AMPS and other outstanding preferred stock.

Because the fees paid to the Investment Manager will be calculated on the basis of the Fund’s managed assets (which equals the aggregate net asset value (“NAV”) of the Common Shares plus the liquidation preference of the AMPS and other outstanding preferred stock), the fee will be higher when leverage is utilized, giving the Investment Manager an incentive to utilize leverage.

Interest Rate Risk

The Fund issues preferred shares, such as the AMPS, and may incur Borrowings, which pay dividends based on short-term interest rates. The Fund purchases equity securities that pay dividends that are based on the performance of the issuing companies and writes call options in exchange for premiums received from the purchasers of the options. These dividends and premium payments are typically, although not always, higher than short-term interest rates. Dividends on equity securities, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the AMPS may rise so that the amount of dividends to be paid to stockholders of the AMPS exceeds the income from portfolio securities and option writing. Because income from the Fund’s entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the AMPS and interest on any Borrowings, such dividend and interest rates would need to greatly exceed the Fund’s net portfolio income before the Fund’s ability to pay dividends on the AMPS would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund’s investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. See “How the Fund Manages Risk—Interest Rate Transactions.”

Auction Risk

The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. A holder of the AMPS therefore can be given no assurance that there will be sufficient clearing bids in any auction or that the holder will be able to sell its AMPS in an auction. Also, if you place bid orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your AMPS.

Additionally, if you buy AMPS or elect to retain AMPS without specifying a dividend rate below which you would not wish to buy or continue to hold those AMPS, you could receive a lower rate of return on your AMPS than the market rate. Finally, the auction periods for the AMPS may be changed by the Fund, subject to certain conditions with notice to the holders of AMPS, which could also affect the liquidation of your investment. See “Description of AMPS” and “The Auction—Auction Procedures.”

As noted above, if there are more AMPS offered for sale than there are buyers for those AMPS in any auction, the auction will fail and you may not be able to sell some or all of your AMPS at that time. The relative buying and selling interest of market participants in your AMPS and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the Fund, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

As a dealer, a broker-dealer is permitted, but not obligated, to submit orders in auctions for its own account either as a bidder or a seller and routinely does so in its sole discretion. When a broker-dealer submits an order for its own account, it often has an advantage over other bidders because a broker-dealer would have knowledge of some or all of the other orders placed through the broker-dealer in that auction, and thus could determine the rate and size of its order so as to ensure that its order is likely to be accepted in the auction and the auction is likely to clear at a particular rate. For this reason, and because a broker-dealer is appointed and paid by the Fund to serve as a dealer in the auction, a broker-dealer’s interests in conducting an auction may differ from those of investors who participate in auctions. See “Description of AMPS” and “The Auction—Auction Procedures.”

Secondary Market Risk

If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. If the Fund has designated a flexible auction period (an auction period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a broker-dealer that has entered into a broker-dealer agreement with the auction agent, that person will not be able to submit bids at auctions with respect to the AMPS. Broker-dealers that maintain a secondary trading market for the AMPS are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. The AMPS are not listed on a stock exchange. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and during a flexible auction period. In addition, a broker-dealer may, in its own discretion, decide to buy or sell the AMPS in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below or above the liquidation preference of the AMPS.

Although broker-dealers may buy and sell AMPS for their own accounts on the secondary market, they have no obligation to do so and may discontinue such trading at any time without notice.

Securities and Exchange Commission Settlements

On May 31, 2006, the Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including Merrill Lynch and Wachovia Capital Markets, LLC, that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, Merrill Lynch and Wachovia Capital Markets, LLC each agreed to pay civil penalties. In addition, each Settlement Broker-Dealer, without admitting or denying the Securities and Exchange Commission’s allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by such Settlement Broker-Dealer to conduct the auction process in accordance with disclosed procedures. Each Settlement Broker-Dealer can offer no assurance as to how the settlement may affect the market for the AMPS.

In addition, on January 9, 2007 the Securities and Exchange Commission announced that it had settled its investigation of three banks, including The Bank of New York, that participate as auction agents in the auction rate securities market, regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the Settlement Auction Agents allowed broker-dealers in auctions to submit bids or revise bids after the submission deadlines and allowed broker-dealers to intervene in auctions in ways that affected the rates paid on the auction rate securities. As part of the settlement, the Settlement Auction Agents agreed to pay civil penalties. In addition, each Settlement Auction Agent, without admitting or denying the Securities and Exchange Commission’s allegations, agreed to provide to broker-dealers and issuers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that Settlement Auction Agent to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities or the AMPS.

Ratings and Asset Coverage Risk

While it is a condition to the closing of the offering that the AMPS receive the highest credit quality rating from S&P and Moody’s, the ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. In addition, Moody’s, S&P or another rating agency then rating the AMPS could downgrade the AMPS, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the AMPS, the dividend rate on the AMPS will be the Maximum Rate based on the credit rating of the AMPS, which will be a rate higher than is then payable currently on the AMPS. If Moody’s or S&P withdraws its rating or downgrades the AMPS, the Fund may alter its portfolio or redeem AMPS in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Fund also may voluntarily redeem AMPS under certain circumstances. See “Description of the AMPS—Rating Agency Guidelines” for a description of the asset maintenance tests the Fund must meet. The Fund may not redeem AMPS if such a redemption would cause the Fund to fail to meet regulatory or rating agency asset coverage requirements, and the Fund may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements.

Portfolio Security Risk

Portfolio security risk is the risk that an issuer of a security in which the Fund invests will not be able, in the case of common stocks, to make dividend distributions at the level forecast by the Investment Manager, or that the issuer becomes unable to meet its obligation to pay fixed dividends at the specified rate, in the case of preferred stock, or to make interest and principal payments in the case of debt securities. Common stock is not rated by rating agencies, and it is incumbent on the Investment Manager to select securities of companies that it believes have the ability to pay dividends at the forecasted level. Preferred stock and debt securities may be rated. The Fund may invest without limit in preferred stock or debt securities rated below investment grade (commonly known as “junk bonds”) by S&P or Moody’s, or unrated securities considered to be of comparable quality by the Investment Manager. In general, lower-rated securities carry a greater degree of risk. If rating agencies lower their ratings of securities held in the Fund’s portfolio, the value of those securities could decline, which would jeopardize the rating agencies’ ratings of the AMPS. The failure of a company to pay common stock or preferred stock dividends, or interest payments, at forecasted or contractual rates, could have a negative impact on the Fund’s ability to pay dividends on the AMPS and could result in the redemption of some or all of the AMPS.

Restrictions on Dividends and other Distributions

Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund’s Common Shares, the AMPS and other outstanding preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a regulated investment company for Federal income tax purposes. While the Fund intends to redeem the AMPS and other outstanding preferred stock to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See “Taxation.”

General Risks of Investing in the Fund

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that we will achieve our investment objective.

Limited Operating History

The Fund is a non-diversified, closed-end management investment company with a limited operating history.

Investment Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Market Risk

Your investment in Common Shares represents an indirect investment in the common stock, preferred securities, debt securities and other assets owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the market risk. See “Principal Risks—Risks of Investing in AMPS—Leverage Risk.”

Common Stock Risk

Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund invests are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Special Risks of Investing in the Real Estate Sector

The Fund may invest significantly in the securities of real estate companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. The Fund will not invest in real estate directly, but because of the Fund’s investments in real estate companies, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	changes in zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants;

•	changes in interest rates;

•	financial condition of tenants, buyers and sellers of real estate; and

•	quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

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Retail Properties.    Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

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Office Properties.    Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and noncompetitiveness.

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Hotel Properties.    The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.

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Healthcare Properties.    Healthcare properties and healthcare providers are affected by several significant factors, including Federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.

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Multifamily Properties.    The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

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Insurance Issues.    Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.

•	Credit Risk. REITs may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.

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Environmental Issues.    In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

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Smaller Companies.    Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.

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REIT Tax Issues.    REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company.

General Risks of Investing in the Utility Sector

The Fund may invest significantly in securities of utility companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Certain segments of this sector and individual companies within such segments may not perform as well as the sector as a whole. Issuers in the utility sector are subject to a variety of factors that may adversely affect their business or operations, including:

•	high interest costs in connection with capital construction and improvement programs;

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

•	governmental regulation of rates charged to customers;

•	costs associated with compliance with and changes in environmental and other regulations;

•	effects of economic slowdowns and surplus capacity;

•	increased competition from other providers of utility services;

•	inexperience with and potential losses resulting from a developing deregulatory environment;

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costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;

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effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

•	technological innovations that may render existing plants, equipment or products obsolete; and

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potential impact of terrorist activities on utility companies and their customers and the impact of natural or man-made disasters, including events such as the blackout that affected electric utility companies in many Mid-Atlantic and Midwest states in 2003.

Issuers in the utility sector may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Prolonged changes in climatic conditions can also have a significant impact on both the revenues and expenses of an electric or gas utility, as well as its expenses.

Special Risks Related to Preferred Securities

There are special risks associated with investing in preferred securities, including:

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Deferral and Omission.    Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring or omitting its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

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Subordination.    Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

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Limited Voting Rights.    Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

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Special Redemption Rights.    In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

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New Types of Securities.    From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

General Risks of Investing in the Financial Services Sector

The Fund may invest significantly in securities of companies principally engaged in financial services and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. Because the Fund may invest such amounts in this sector, the Fund may be susceptible to adverse economic or regulatory occurrences affecting a sector.

Investing in the financial services sector includes the following risks:

•	regulatory actions—financial services companies may suffer a setback if regulators change the rules under which they operate;

•	changes in interest rates—unstable interest rates can have a disproportionate effect on the financial services sector;

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concentration of loans—financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

•	competition—financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Risks of Investing in Closed-End Funds and Other Investment Companies

Risks associated with investments in closed-end funds generally include the risks described in this prospectus associated with the Fund’s structure as a closed-end investment company, including market risk (see “Market Risk”), leverage risk (see “—Risks of Investing in AMPS—Leverage Risk”), risk of anti-takeover provisions (see “Additional Risk Considerations—Risk of Anti-Takeover Provisions”) and non-diversification (see “Additional Risk Considerations—Non-Diversified Status”). To the extent the Fund invests a portion of its assets in investment companies, including closed-end funds, ETFs and other investment companies, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a stockholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies. The Fund’s assets invested in other investment companies would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, investments in closed-end funds may be subject to the following risks:

•	Manager Risk. The Fund’s investments in other closed-end funds are subject to the ability of the managers of the funds to achieve the funds’ investment objectives.

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Discount from Net Asset Value.    Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities.

•	Dilution Risk. Strategies employed by a closed-end fund, such as rights offerings, may, under certain circumstances, have the effect of reducing its share price and the Fund’s proportionate interest.

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Foreign Closed-End Fund Risk.    Risks associated with investments in closed-end funds registered under foreign law may be different than those of investments in U.S. registered closed-end funds. Foreign registered funds are subject to a different regulatory regime that may be less rigorous than in the United States in areas such as governance and financial reporting requirements. There also may be less publicly available information about such funds, and investments in these funds may carry special tax consequences. In addition, foreign closed-end funds are generally subject to the risks of investing in other types of foreign securities. See “—Foreign Securities Risk.”

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BDCs Risk.    Investments in closed-end funds that are BDCs may be subject to a high degree of risk. BDCs typically invest in small- and medium-sized companies that may not have access to public equity markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and the portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value.

The Investment Manager will take expenses into account when evaluating the investment merits of an investment in an investment company. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the section entitled “Use of Leverage,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

Covered Call Strategy Risk

There are various risks associated with the Fund’s Covered Call Strategy. In effect, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Fund with respect to which the option was written above the sum of the premium and the exercise price. For index options, this will depend, in part, on the extent of correlation of the performance of the Fund’s portfolio securities with the performance of the relevant index. Although the Covered Call Strategy will generally limit the Fund’s ability to benefit from the full appreciation potential of its stock investments underlying the options, the Fund retains the risk of loss (less premiums received) if the value of these stock invests declines. This combination of potentially limited appreciation and full depreciation over time may lead to erosion in the value of the Fund’s portfolio, and the Fund’s performance may be lower than it otherwise would have been if it did not use the Covered Call Strategy.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, the Investment Manager will attempt to maintain for the Fund written call option positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of securities held in the Fund’s stock portfolio. However, this strategy involves significant risk that the changes in value of the indexes underlying the Fund’s written call option positions will not correlate closely with changes in the market value of the corresponding securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in net losses to the Fund (including at times when the market values of securities held by the Fund are declining) that exceed option premiums received and any increase in value of the Fund’s corresponding portfolio securities. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

The exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers, or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

Listed Options Risk

When the Fund writes listed or exchange-traded options, a liquid secondary market may not exist on an exchange when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). The value of options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. In addition, the hours of trading for options may not conform to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, the Fund’s listed options transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write may be affected by options written by other investment advisory clients of the Investment Manager or its affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Over-the-Counter Options Risk

The Fund may write unlisted (over-the counter) options, particularly with respect to foreign securities and indexes. Over-the-counter options differ from listed or exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The counterparties to these transactions will typically be major international banks, broker-dealers and financial institutions. The Fund may be required to treat over-the-counter options purchased, as well as securities being used to cover certain written over-the-counter options, as illiquid. The over-the-counter options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve enhanced risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an over-the-counter option position.

Tax Risk

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. Although the Fund intends to make distributions on Common Shares monthly, the ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains of the Fund with respect to that year, in which case the excess generally will be treated as a tax-free return of capital, up to the amount of the shareholder’s tax basis. In certain instances, the Fund may make distributions exceeding net capital gains for that year (as reduced by capital loss carryforwards) but not exceeding current earnings and profits, in which case those distributions will be taxable as ordinary income even though the Fund could have retained those gains without paying a tax thereon.

The tax treatment of the Fund’s options activity will vary based on the nature and subject of the options. Gains from premiums on call options written (sold) on individual stocks, and on certain indexes received by the Fund are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by the Fund on an individual stock is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize short-term or long-term capital gain or loss, depending upon the holding period of the underlying stock. If the Fund recognizes gain or loss on such an option with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying stock, the gain or loss will be short-term gain or loss.

It is possible that certain of the index options written by the Fund will be subject to mark-to-market treatment, and gains or losses will be recognized based on the fair market value of such options at the end of the Fund’s taxable year (and, for purposes of the excise tax, on certain other dates prescribed under the Code); under this system, 60% of the gains or losses will be treated as long-term and 40% will be treated as short-term capital gains or losses. It is possible that certain of the call options and other instruments employed by the Fund (including purchased put options) will give rise to “straddles” under the Federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle, and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income. See “Taxation.”

Foreign Securities Risk

Investments in foreign securities involve certain risks not involved in domestic investments, including, but not limited to:

•	fluctuations in foreign exchange rates;

•	adverse foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	lower trading volume;

•	much greater volatility and illiquidity of certain foreign securities markets;

•	different trading and settlement practices;

•	less governmental supervision;

•	regulation changes;

•	changes in currency exchange rates;

•	less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

•	high and volatile rates of inflation;

•	fluctuating interest rates; and

•	different accounting, auditing and financial record-keeping standards and requirements.

The Fund may invest in securities of issuers located or doing substantial business in “emerging markets.” Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability;

•	the possibility that an issuer may not be able to make payments to investors outside of the issuer’s country; and

•	diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency; and

•	balance of payments position.

Furthermore, certain investments in foreign securities also may be subject to foreign withholding taxes and dividend income the Fund receives from foreign securities may not be eligible for the reduced rates of taxation applicable to qualified dividend income.

As a result of these potential risks, the Investment Manager may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Investment Manager, have had no or limited prior experience.

Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

Foreign Currency Risk

Although the Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with, and make interest payments in, foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Interest Rate Risk

Interest rate risk is the risk that fixed-income securities such as preferred and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common shares, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Fixed income securities with longer periods before maturity are often more sensitive to interest rate changes. Because investors generally look to REITs and utility companies for a stream of income, the prices of REIT and utility company shares may be more sensitive to changes in interest rates than are other equity securities. When the Fund is leveraged (i.e., borrows for investment purposes) it may be expected to have greater interest rate sensitivity.

During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.

Convertible Securities Risk

Although to a lesser extent than with non-convertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

Credit Risk and Lower-Rated Securities Risk

Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities normally are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments.

The Fund may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “junk bonds.” These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities. A security will be considered to be investment grade if, at the time of investment, such security has a rating of “BBB” or higher by S&P, “Baa” or higher by Moody’s or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Investment Manager to be of comparable quality.

Lower-rated securities, or equivalent unrated securities, may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and our ability to achieve our investment objective may, to the extent we are invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if we were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. We will not invest in securities which are in default at the time of purchase.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

Qualified Dividend Tax Risk

There can be no assurance as to what portion of the distributions paid to the Fund’s stockholders will consist of tax-advantaged qualified dividend income. For taxable years beginning on or before December 31, 2010, certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the holders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund’s ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the Federal tax laws with respect to qualified dividends may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

Dividend Strategy Risk

It is difficult to anticipate the level of dividends that companies will pay in any given timeframe. The use of a dividend capture strategy requires the Investment Manager to identify and exploit opportunities such as the announcement of major corporate actions, (e.g., restructuring initiatives or a special dividend) that may lead to high current dividend income. These situations are typically not recurring in nature or frequency may be difficult to predict and may not result in an opportunity from which the Fund can benefit. In addition, the dividend policies of the Fund’s target companies are heavily influenced by the current economic climate and the favorable Federal tax treatment afforded to dividends. Challenging economic conditions, affecting either the market as a whole or a specific investment in the Fund’s portfolio, may limit the opportunity to benefit from the current dividend policies of the companies in which the Fund invests or may cause such companies to reduce or eliminate their dividends. In addition, a change in the favorable provisions of the Federal tax laws may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

In addition, dividend capture trades may be made without regard to whether any dividends may qualify for the reduced Federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income.

Short Sale Risk

The Fund is permitted to engage in short sales of securities. When transacting a short sale, the Fund must borrow the security sold to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund.

A short sale will be successful if the shorted security price decreases. However, if the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be riskier than investments in long positions. With a long position the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.

The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the stocks sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchased agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

Strategic Transactions Risk

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. Successful use of Strategic Transactions depends on the Investment Manager’s ability to predict correctly market movements, which, of course, cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Fund’s SAI.

Strategic Transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (1) that the loss on the Strategic Transaction position may be larger than the gain in a portfolio position being hedged and (2) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Fund to pay additional amounts of money. Losses on Strategic Transactions may reduce the Fund’s net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged.

The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Senior Loans Risk

The risks associated with senior loans are similar to the risks of junk bonds, although senior loans are typically senior and secured, whereas junk bonds are often subordinated and unsecured. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments.

Mortgage-Related and Asset-Backed Securities Risk

The risks associated with mortgage-related securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the mortgage-related security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

Asset-backed securities involve certain risks in addition to those presented by mortgage-related securities: (1) primarily, these securities do not have the benefit of the same security interest in the underlying collateral as mortgage-related securities and are more dependent on the borrower’s ability to pay; (2) credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due; and (3) most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If these obligations are sold to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. There is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Risks of Securities Linked to the Energy Sector

Closed-end funds selected from the Closed-End Funds Strategy may concentrate in the energy sector. The energy sector can be significantly affected by the supply of and demand for specific products and services, the supply and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. The natural resources sector can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations. At times, the performance of securities of companies in the energy and natural resources sector will lag the performance of other sectors or the broader market as a whole. Other risks inherent in investing in the energy and natural resources sectors include those associated with: (1) the volatility of commodity prices; (2) a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution; (3) a decline in demand for such commodities; (4) the inability to cost-effectively acquire additional reserves sufficient to replace depletion in resources used by energy and natural resources companies; and (5) stricter laws, regulations or enforcement policies, which would likely increase compliance costs.

MLP Risk

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Although common unitholders are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to such unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the common unitholder even after the units are sold. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Certain diversification requirements imposed by the Code will limit the Fund’s ability to invest in MLP securities. In addition, the Fund’s ability to meet its investment objective may depend in part on the level of taxable income and distributions and dividends received from the MLP securities in which the Fund invests, a factor over which the Fund has no control. The benefit derived from our investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes. If an MLP were classified as a corporation for Federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by us would be taxed entirely as dividend income.

As a limited partner in the MLPs in which the Fund invests, the Fund will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions.

Royalty and Income Trusts Risk

Royalty and income trusts generally make single-sector or even single-enterprise investments, and their investments are therefore sensitive to business cycles, particularly real estate or commodities trusts, and certain trusts may be considered partnerships and their interests do not provide the same limited liability protection as common stocks. Distributions from these trusts may include return of capital invested and, since valuation of a trust’s unit is most frequently driven by a multiple of the entire distribution, units of a trust distributing returns of capital may be priced above their economic value. Royalty trusts and income trusts do not guarantee minimum distributions or even return of capital, and if a trust’s investments lose money, the trust can reduce or even eliminate distributions, which will typically be accompanied by a loss in the market value of trust units. To the extent these trusts pay out more than their net income (returns of capital), the trusts’ capital will decline over time. To the extent that the value of royalty trusts or income trusts is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the trusts’ market value. Royalty trusts and income trusts frequently are found in Canada, and an investment in a Canadian trust will be subject to certain additional risks of investing in foreign securities.

Restricted and Illiquid Securities Risk

The Fund may invest up to 15% of its managed assets in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Leverage Risk

The Fund intends to engage in leverage of approximately 20% of its managed assets (including the amount obtained from leverage) through issuing preferred shares or through Borrowings and could engage in leverage up to the maximum permitted by the 1940 Act. Leverage is a speculative technique and there are special risks and costs associated with leveraging. When the Fund utilizes leverage, the fees paid to the Investment Manager and the Subadvisors for investment management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets, which includes the liquidation preference of preferred shares, including the AMPS, and any outstanding Borrowings. For a more detailed description of the risks associated with leverage, see “Principal Risks—Risks of Investing in AMPS—Leverage Risk.”

Interest Rate Transactions Risk

The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates on any leverage it incurs. A decline in interest rates may result in a decline in the value of the swap or cap which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See “How the Fund Manages Risk—Interest Rate Transactions.”

ADDITIONAL RISK CONSIDERATIONS

Portfolio Turnover Risk

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Although the Fund cannot accurately predict its annual portfolio turnover rate, it may be greater than 100%. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund’s investment strategy so dictates. Higher portfolio turnover rates would result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of distributions can decline.

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single issuer. However, we intend to conduct our operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for Federal income tax to the extent our earnings are distributed to stockholders. See “Taxation” in the SAI. To so qualify, among other requirements, we will limit our investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the value of our managed assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the value of our managed assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the value of our managed assets will be invested in the securities of a single issuer and we will not own more than 10% of the outstanding voting securities of a single issuer. The American Jobs Creation Act of 2004 provides that, for purposes of the diversification requirements described above, the outstanding voting securities of any issuer include the equity securities of a “qualified publicly traded partnership,” as defined in the Code, and no more than 25% of the value of our managed assets may be invested in the securities of one or more qualified publicly traded partnerships. Because we, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.

Risk of Anti-Takeover Provisions

Certain provisions of the Charter and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the Fund’s structure. The provisions may also have the effect of depriving you of an opportunity to redeem your AMPS and have have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Charter and conversion to open-end status. See “Description of Common Shares” and “Certain Provisions of the Charter and By-Laws.”

Market Disruption Risk

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets would be affected by similar events in the future. These events could also adversely affect individual issuers and securities markets, interest rates, auctions and auction participants, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the AMPS.

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk that are fundamental and may not be changed without the approval of the holders of a “majority of the outstanding” (as defined below) Common Shares and the AMPS and other outstanding preferred stock, voting as a single class, and the approval of the holders of a majority of the AMPS and other outstanding preferred stock voting as a separate class. Under these limitations, the Fund may not: (1) issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom, or pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; (2) act as an underwriter of securities issued by other persons; (3) purchase or sell real estate or mortgages on real estate; (4) purchase or sell commodities or commodity futures contracts; (5) make loans to other persons except through the lending of securities held by it; or (6) invest more than 25% of its managed assets in securities of issuers in any one industry. Further information about and exceptions to these limitations are contained in the SAI under “Investment Objective and Policies.” The Fund’s investment objective also may not be changed without stockholder approval. For these purposes, a “majority of the outstanding” shares means the lesser of (a) 67% of the Fund’s outstanding voting securities present at a stockholder meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Fund may become subject to guidelines that are more limiting than its investment restrictions in order to obtain and maintain ratings from nationally recognized rating agencies on the AMPS and any other series of preferred stock that it issues. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s ability to achieve its investment objective. See “Investment Objective and Policies” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund has incurred leverage which begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may attempt to shorten the average maturity of its overall investment portfolio or may reduce any indebtedness or extend the maturity of any outstanding AMPS or other outstanding preferred stock or reduce any Borrowings. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing any outstanding AMPS or other outstanding preferred stock. The success of any such attempt to limit leverage risk depends on the Investment Manager’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described in this paragraph.

If the Fund incurs leverage and market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued AMPS or other preferred stock or AMPS that the Fund previously issued but later repurchased or otherwise increase Borrowings.

Strategic Transactions

The Fund may enter into Strategic Transactions to manage risk. See “Principal Risks—Strategic Transactions Risk.”

Limited Issuance of Fund AMPS and Borrowings

The Fund is limited under the 1940 Act in the amount of AMPS and other preferred stock it may issue and the level of Borrowings it may incur.

Interest Rate Transactions

In order to seek to reduce the interest rate risk inherent in the Fund’s capital structure and underlying investments, the Fund may enter into interest rate swap or cap transactions as to all or a portion of Fund leverage. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the AMPS, any other outstanding shares of preferred stock or any variable rate Borrowings. The payment obligation would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate swap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. If the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the AMPS and other outstanding preferred stock or rate of interest on Borrowings. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such default could negatively impact the Fund’s ability to make dividend payments on the AMPS and other outstanding preferred stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make dividend payments on the AMPS.

To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the AMPS. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the terms of the AMPS, if the Fund fails to maintain the required asset coverage on the AMPS or any other shares of preferred stock or fails to comply with other covenants of the swap or cap transactions, the Fund may be required to redeem some or all of the AMPS.

The Fund may choose or be required to redeem some or all of the AMPS and any other outstanding shares of preferred stock or prepay any Borrowings. Such redemption or prepayment likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. An early termination of a swap could result in termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund would not enter into interest rate swap or cap transactions having an aggregate notional amount that exceeded the outstanding amount of the Fund’s leverage. The Fund will monitor any interest rate swap or cap transactions with a view to ensuring that it remains in compliance with applicable tax requirements.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreement with its Investment Manager, sub-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the Investment Manager and the Fund’s sub-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Manager

Cohen & Steers Capital Management, Inc., with principal offices located at 280 Park Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Directors of the Fund. The Investment Manager, a registered investment adviser, was formed in 1986, and as of June 30, 2007 had $34.6 billion of assets under management. Its clients include pension plans, endowment funds and registered investment companies, including open-end and closed-end real estate funds. The Cohen & Steers Funds invest in U.S. and non-U.S. real estate investment trusts and other real estate securities, utility securities, preferred and other fixed income securities and dividend paying large-cap value securities. The Investment Manager is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.”

Investment Management Agreement

Under its Investment Management Agreement with the Fund, the Investment Manager furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager is responsible for the overall management of the Fund’s portfolio and for the supervision and ongoing monitoring of the Subadvisors. References in this prospectus to activities and responsibilities of the Investment Manager may be performed by one or more of the Subadvisors pursuant to its subadvisory agreements with the Subadvisors. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Investment Manager.

For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly investment management fee computed at the annual rate of 1.00% of average daily managed assets (i.e., the net asset value of the Common Shares plus the liquidation preference of any AMPS and other outstanding preferred stock and the principal amount of any Borrowings used for leverage). In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred stock, listing expenses, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. Because the Fund utilizes leverage, the fees paid to the Investment Manager and Subadvisors for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets, which includes the net asset value of the Common Shares, the liquidation preference of the AMPS and any other outstanding preferred stock and the principal amount of any Borrowings used for leverage. The Fund’s investment management fees and other expenses are paid only by the Common Shareholders and not by holders of the AMPS and other outstanding preferred stock. See “Use of Leverage.”

Subadvisors

The Investment Manager has entered into Subadvisory Agreements with three of its affiliated registered investment advisors, Cohen & Steers Europe S.A., Cohen & Steers Asia Limited and Cohen & Steers UK Limited, all of which also are direct or indirect wholly-owned subsidiaries of CNS.

Each of the Subadvisors provides investment advisory and research services to the Investment Manager in connection with managing the Fund’s investments. CNS Europe is located at 166 Chaussee de la Hulpe, 1170 Brussels, Belgium, CNS Asia is located at 1202, Citibank Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong and CNS UK is located at 21 Sackville Street, 4th floor, London, U.K.

For their services under the Subadvisory Agreement between the Investment Manager and each Subadvisor, the Investment Manager (not the Fund) pays CNS Europe, CNS UK and CNS Asia a fee of 5%, 5% and 10%, respectively, of the investment management fees received by the Investment Manager from the Fund.

Portfolio Managers

The Fund’s portfolio managers are:

Martin Cohen—Mr. Cohen is a founder of the Investment Manager and is currently Co-Chairman and Co-Chief Executive Officer of the Investment Manager and CNS. Mr. Cohen is a “controlling person” of the Investment Manager on the basis of his ownership of CNS stock.

Robert H. Steers—Mr. Steers is a founder of the Investment Manager and is currently Co-Chairman and Co-Chief Executive Officer of the Investment Manager and CNS. Mr. Steers is a “controlling person” of the Investment Manager on the basis of his ownership of CNS stock.

Joseph M. Harvey—Mr. Harvey joined the Investment Manager in 1992 and currently serves as President of the Investment Manager and CNS. Mr. Harvey also is the Investment Manager’s global chief investment officer. Prior to 2003, he served as Senior Vice President and director of investment research for the Investment Manager.

Robert S. Becker—Mr. Becker joined the Investment Manager as a Senior Vice President in 2003. Mr. Becker is the director of the Investment Manager’s utility investment team. Prior to joining the Investment Manager, Mr. Becker was a co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments. Mr. Becker has previously held positions in equity research for the utility sector at Salomon Smith Barney and Scudder, Stevens and Clark.

Douglas R. Bond—Mr. Bond joined the Investment Manager as an Executive Vice President in June 2004. Mr. Bond is the director of the Investment Manager’s closed-end funds investment team. Prior to that time, Mr. Bond worked at Merrill Lynch & Co., Inc. for 23 years, most recently as first vice president where he was responsible for asset managers and funds. Between 1992 and May 2004, Mr. Bond ran Merrill Lynch’s closed-end fund new issue origination effort and was involved in all closed-end funds underwritten by Merrill Lynch during this period.

James S. Corl—Mr. Corl joined the Investment Manager in 1997 and currently serves as Executive Vice President of the Investment Manager and CNS. Mr. Corl also is the chief investment officer for the Investment Manager’s real estate securities portfolios. Previously, he served as Senior Vice President and director of investment strategy for the Investment Manager.

Richard E. Helm—Mr. Helm serves as a Senior Vice President of the Investment Manager and head of its large cap value portfolio management team. Prior to joining the Investment Manager in 2005, Mr. Helm had been a senior portfolio manager of WM Advisors, Inc. since 2001. Mr. Helm is a Chartered Financial Analyst.

Yigal Jhirad— Mr. Jhirad joined the Investment Manager in 2007 as a Senior Vice President and director of quantitative research and hedging strategies. Prior to joining the Investment Manager, Mr. Jhirad was an executive director in the institutional equities division of Morgan Stanley heading the portfolio and derivatives strategies effort where he was involved in developing, implementing and marketing quantitative and derivatives products to institutional clients.

William F. Scapell—Mr. Scapell joined the Investment Manager as a Senior Vice President in 2003. Mr. Scapell is a director of the Investment Manager’s preferred securities investment team. Prior to joining the Investment Manager, Mr. Scapell was a director in the fixed-income research department of Merrill Lynch & Co., Inc., where he was also its chief strategist for preferred securities. Mr. Scapell is a Chartered Financial Analyst.

The Investment Manager and the Subadvisors utilize a team-based approach in managing the Fund. Mr. Cohen, Mr. Steers and Mr. Harvey are the leaders of this team. Messrs. Becker, Bond, Corl, Helm, Jhirad and Scapell direct and supervise the execution of the Fund’s investment strategy, and lead and guide other members of the global investment team.

See “Compensation of Directors and Certain Officers” and “Investment Advisory and Other Services” in the SAI for further information about the Fund’s portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Administration and Sub-Administration Agreement

Under its Administration Agreement with the Fund, the Investment Manager has responsibility for providing administrative services and assisting the Fund with operational needs, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

In accordance with the terms of the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank as sub-administrator under a fund accounting and administration agreement (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain administrative functions subject to the supervision of the Investment Manager.

Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, 0.08% of the Fund’s average daily managed assets. Under the Sub-Administration Agreement, the Fund pays State Street Bank a monthly sub-administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the average daily managed assets in the Fund at an annual rate equal to 0.03% of the first $2.2 billion in assets, 0.02% of the next $2.2 billion and 0.01% of assets in excess of $4.4 billion, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds in the Cohen & Steers fund complex to State Street Bank is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. For those funds with preferred stock or borrowings outstanding, the monthly average net assets will be adjusted by the monthly average liquidation preference of the preferred stock. The Fund is then responsible for its pro rata amount of the aggregate administration fee. State Street Bank also serves as the Fund’s custodian and The Bank of New York has been retained to serve as the Fund’s transfer agent, dividend paying agent and registrar. See “Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar, and Custodian.”

DESCRIPTION OF AMPS

The following is a brief description of the terms of the AMPS. For the complete terms of the AMPS, please refer to the detailed description of the AMPS in the Fund’s Articles Supplementary attached as Appendix B to the SAI.

General

Under its Charter, the Fund is authorized to issue shares of preferred stock, with rights as determined by the Board of Directors, without the approval of the holders of Common Shares. The AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The AMPS will rank on a parity with the shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. The AMPS carry one vote per share on all matters on which such shares are entitled to vote. The AMPS, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights.

Any AMPS repurchased or redeemed by the Fund will be classified as authorized and unissued AMPS. The Board of Directors may by resolution classify or reclassify any authorized and unissued AMPS from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares.

The AMPS will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

Dividends and Auction Periods

General.    The following is a general description of dividends and auction periods for the AMPS. The initial period for the AMPS will be          days and the dividend rate for this period will be     %. Subsequent auction periods will be seven days, and the dividend rate will be determined by auction. The Fund, subject to certain conditions, may change the length of subsequent auction periods by designating them as flexible auction periods. See “Designation of Flexible Auction Periods” below.

Dividend Payment Dates.    Dividends on the AMPS will be payable, when, as and if declared by the Board of Directors, out of legally available funds in accordance with the Fund’s Charter and applicable law. Dividends generally will be payable on the next business day after an auction period. In addition, the Fund may specify different dividend payment dates for any flexible auction period. If the flexible auction period has seven or more but fewer than 183 days, the dividend payment date will be the first business day after the end of the flexible auction period. If the flexible auction period has more than 183 days, the dividend payment dates will be the first business day after the end of the flexible auction period and each semi-annual date on which dividends or the AMPS would be payable.

If a dividend payment date is not a business day because the NYSE is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date cannot be paid for any such reason, then:

•

the dividend payment date for the affected auction period will be the first business day thereafter on which the NYSE is open for business or, if the NYSE is closed for more than three consecutive business days for such reason, the first business day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

•	the affected auction period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

•	the next auction period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.

Dividends will be paid through the Securities Depository on each dividend payment date.    The dividend payment date will normally be the first business day after the auction period ends. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to agent members (members of the Securities Depository that will act on behalf of existing or potential holders of AMPS). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. Each of the current broker-dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a broker-dealer or a broker-dealer’s designee as agent member.

Calculation of Dividend Payment.    The Fund computes the dividends per share payable on shares of AMPS by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the auction period or partial auction period that the AMPS are outstanding) and the denominator will normally be 360. In either case, this rate is then multiplied by $25,000 to arrive at the dividends per share.

Dividends on the AMPS will accumulate from the date of their original issue, which is             , 2007. For each auction period after the initial period, the dividend rate will be the dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the Maximum Rate described below.

Determination of Maximum Rate.    The Maximum Rate for any auction period for the AMPS will generally be determined by reference to a specified percentage of the Index (as defined below) or a specified spread over the Index. The Maximum Rate for an auction period is based on the rating of the AMPS in effect at the close of business on the business day preceding the auction date. The “Index” is the applicable LIBOR Rate (for an auction period or of 35 days or less), or the rate on United States Treasury Securities having a maturity which most closely approximates the length of the auction period (for a flexible auction period of more than 35 days). In the case of a flexible auction period, the Index will be specified by the Fund in the notice of the flexible auction period for such period. The applicable percentage and the applicable spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody’s and S&P. If Moody’s and S&P or both do not make such rating available, the Maximum Rate will be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable spread and the applicable percentage as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the broker-dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount (as defined in “—Rating Agency Guidelines” below). The Fund shall take all reasonable action necessary to enable either Moody’s or S&P to provide a rating for the AMPS. If neither Moody’s nor S&P shall make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable percentage for a series of AMPS is determined on the day that a notice of a flexible auction period is delivered if the notice specifies a Maximum Rate for a flexible auction period.

Credit Ratings for the AMPS		Applicable Percentage	Applicable Spread
Moody’s	S&P
Aaa	AAA	125%	125 bps
Aa3 to Aa1	AA- to AA+	150%	150 bps
A3 to A1	A- to A+	200%	200 bps
Baa3 to Baa1	BBB- to BBB+	250%	250 bps
Ba1 and below	BB+ and below	300%	300 bps

Assuming the Fund maintains an Aaa/AAA rating on the AMPS, the practical effect of the different methods used to calculate the Maximum Rate is shown in the table below:

Index	Maximum Rate Using the Applicable Percentage	Maximum Rate Using the Applicable Spread	Method Used to Determine the Maximum Rate
1%	1.25%	2.25%	Spread
2%	2.50%	3.25%	Spread
3%	3.75%	4.25%	Spread
4%	5.00%	5.25%	Spread
5%	6.25%	6.25%	Either
6%	7.50%	7.25%	Percentage

Prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit may result in the cancellation of any auction, and the dividend rate will be the Maximum Rate until such failure to deposit is cured or, if not timely cured, a non-payment rate of 300% of the Index. The Fund does not intend to establish any reserves for the payment of dividends.

Restrictions on Dividends and Other Distributions.    Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the AMPS if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any Borrowings of the Fund that are senior securities representing indebtedness (as defined in the 1940 Act) would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (ii) declare any other distribution on the AMPS or purchase or redeem any AMPS if, at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund’s senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions on or effecting purchases or redemptions of any class of its capital stock). “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of common stock) and evidencing indebtedness and could include the Fund’s obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of any AMPS, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

In addition, a declaration of a dividend or other distribution on or purchase or redemption of any AMPS may be prohibited under the terms of any Borrowings.

While the AMPS are outstanding, the Fund generally may not declare, pay or set apart for payment any dividend or other distribution in respect of its Common Shares. In addition, the Fund may not call for redemption or redeem any of its Common Shares. However, the Fund is not confined by the above restrictions if:

•

in the case of the Moody’s coverage requirements, immediately after such transaction, the aggregate Moody’s Coverage Value (i.e., the aggregate value of the Fund’s portfolio discounted according to Moody’s criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the AMPS, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see “—Rating Agency Guidelines” below);

•

in the case of S&P’s coverage requirements, immediately after such transaction, the aggregate S&P value (i.e., the aggregate value of the Fund’s portfolio discounted according to S&P criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;

•	immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this prospectus under “—Rating Agency Guidelines” below) is met;

•

full cumulative dividends on the AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

•	the Fund has redeemed the full number of the AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking as to the payment of dividends on a parity with the AMPS unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the AMPS through its most recent dividend payment date. However, when the Fund has not paid dividends in full on the AMPS through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with the AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on the AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.

Designation of Flexible Auction Periods.    The Fund may, in certain situations, declare a flexible auction period. Prior to declaring a flexible auction period, the Fund will give notice (a “notice of flexible auction period”) to the auction agent and to each broker-dealer. The notice will state that the next succeeding auction period for the AMPS will be a number of days (other than seven) evenly divisible by seven as specified in such notice and not more than five years long. The flexible auction period declared by the Fund will not take effect unless sufficient clearing bids exist at the auction on the auction date for such new flexible auction period. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody’s and S&P or any substitute rating agency that the proposed flexible auction period will not adversely affect such agency’s then-current rating on the AMPS and the lead broker-dealer designated by the Fund, initially Merrill Lynch, must not have objected to declaration of a flexible auction period. A notice of flexible auction period also will specify whether the shares of the AMPS will be subject to optional redemption during such flexible auction period and, if so, the redemption, premium, if any, required to be paid by the Fund in connection with such optional redemption.

Voting Rights

Except as noted below, the Fund’s Common Shares and the AMPS (and other outstanding preferred stock) have equal voting rights of one vote per share and vote together as a single class. In elections of Directors, the holders of the AMPS (and other outstanding preferred stock), as a separate class, vote to elect two Directors, and the holders of the Common Shares and holders of AMPS (and other outstanding preferred stock) vote together as a single class to elect the remaining Directors. In addition, during any period (“Voting Period”) in which the Fund has not paid dividends on the AMPS (and other outstanding preferred stock) in an amount equal to two full years dividends, the holders of the AMPS (and other outstanding preferred stock), voting together as a single class, are entitled to elect (in addition to the two Directors described above) the smallest number of additional Directors as is necessary to ensure that a majority of the Directors has been elected by the holders of the AMPS (and other outstanding preferred stock). The holders of AMPS (and other outstanding preferred stock) will continue to have these rights until all dividends in arrears have been paid or otherwise provided for.

In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the AMPS (and other outstanding preferred stock) of the number of Directors that such holders are entitled to elect. The persons elected by the holders of the AMPS (and other outstanding preferred stock), together with the incumbent Directors, will constitute the duly elected Directors of the Fund. When all dividends in arrears on the AMPS (and other outstanding preferred stock) have been paid or provided for, the terms of office of the additional Directors elected by the holders of the AMPS (and other outstanding preferred stock) will terminate.

So long as any of the AMPS (and other outstanding preferred stock) are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the outstanding AMPS (and other outstanding preferred stock), (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable Federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund’s assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the AMPS (and other outstanding preferred stock), (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund’s dividend paying agent and the auction agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money, except the Fund may borrow as may be permitted by the Fund’s investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase will not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding valuation date.

In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding AMPS (together with other outstanding preferred stock) shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s fundamental investment restrictions described under “Investment Restrictions” in the SAI and changes in the Fund’s subclassification as a closed-end investment company.

The affirmative vote of the holders of a majority of the outstanding shares, as defined in the 1940 Act, of preferred stock of any series, voting separately from any other series, will be required with respect to any matter that materially and adversely affects the rights, preferences or powers of that series in a manner different from that of other series or classes of the Fund’s shares of capital stock. For purposes of the foregoing, no matter will be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.

The Common Shares and the AMPS (and other outstanding preferred stock) also will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time. The class votes of holders of the AMPS (and other outstanding preferred stock) described above will in each case be in addition to any separate vote of the requisite percentage of Common Shares and the AMPS (and other outstanding preferred stock), voting together as a single class, necessary to authorize the action in question.

For purpose of any right of the holders of the AMPS to vote on any matter, whether the right is created by the Charter, by statute or otherwise, a holder of AMPS is not entitled to vote and the AMPS will not be deemed to be outstanding for the purpose of voting or determining the number of the AMPS required to constitute a quorum, if prior to or concurrently with a determination of the AMPS entitled to vote or of the AMPS deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those AMPS and sufficient Deposit Securities (as defined in the SAI) for the redemption of those AMPS were deposited.

Rating Agency Guidelines

The Fund is required under S&P and Moody’s guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). S&P and Moody’s have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of discounted value (as defined by the rating agency). The S&P and Moody’s guidelines also impose certain diversification requirements on the Fund’s overall portfolio. The “Preferred Shares Basic Maintenance Amount” includes the sum of (i) the aggregate liquidation preference of the AMPS (and other preferred stock) then outstanding (plus accrued and projected dividends), (ii) the total principal of any senior debt, (iii) certain Fund expenses and (iv) certain other current liabilities.

The Fund also is required under rating agency guidelines to maintain, with respect to the AMPS, as of the last business day of each month in which the AMPS are outstanding, asset coverage of at least 200% with respect to senior securities that are stock of the Fund, including the AMPS and other outstanding preferred stock (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Shares) (“1940 Act Preferred Shares Asset Coverage”). S&P and Moody’s have agreed that the auditors must certify once per year the asset coverage test. Based on the Fund’s assets and liabilities as of September 28, 2007 and assuming the issuance of all the AMPS offered hereby and the use of the proceeds as intended, the 1940 Act Preferred Shares Asset Coverage with respect to the AMPS would be computed as follows:

Value of Fund assets less liabilities not constituting senior securities	=	$554,847,130	=	616%
Senior securities representing indebtedness plus liquidation value of the AMPS		$90,000,000

If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Fund will be required to redeem the AMPS as described below under “—Redemption—Mandatory Redemption.”

The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by S&P or Moody’s. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from S&P or Moody’s, or both, as appropriate, that any such change would not impair the ratings then assigned by S&P and Moody’s to the AMPS.

The Board of Directors may amend the definition of Maximum Rate to increase the percentage amount by which the Index is multiplied, or the percentage spread added to the Index, to determine the Maximum Rate without the vote or consent of the holders of AMPS or any other stockholder of the Fund, but only with confirmation from each rating agency, and after consultation with the broker-dealers, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount.

As described by S&P and Moody’s, the AMPS rating is an assessment of the capacity and willingness of the Fund to pay the AMPS’ obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell the AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to S&P and Moody’s by the Fund and the Investment Manager and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

The rating agency guidelines will apply to the AMPS only so long as such rating agency is rating these shares. The Fund will pay fees to S&P and Moody’s for rating the AMPS.

Redemption

Mandatory Redemption.    If the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the AMPS will be subject to mandatory redemption out of funds legally available therefor in accordance with the Articles Supplementary and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of the AMPS necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be. In determining the number of AMPS required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the AMPS of the Fund and any other preferred stock of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

Optional Redemption.    To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may, without the consent of the holders of the AMPS, redeem AMPS having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. AMPS having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the AMPS by reason of the redemption of the AMPS on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

Notwithstanding the foregoing, AMPS may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding AMPS, and any other outstanding preferred stock, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for AMPS made on the same terms to holders of all outstanding shares of preferred stock.

Liquidation

Subject to the rights of holders of any series or class or classes of shares ranking on a parity with the AMPS with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of AMPS then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution is made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to and including the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to the holders of the AMPS of the full preferential amounts provided for as described herein, the holders of the AMPS as such will have no right or claim to any of the remaining assets of the Fund.

Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other entity nor the merger or consolidation of any other entity into or with the Fund, will be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

THE AUCTION

General

The Articles Supplementary provide that, except as otherwise described in this prospectus, the applicable rate for the AMPS for each auction period after the initial period will be the rate that results from an auction conducted as set forth in the Articles Supplementary and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell the AMPS. See the “Auction Procedures” attached hereto as Appendix A for a more complete description of the auction process.

Auction Agency Agreement.    The Fund will enter into an auction agency agreement with the auction agent (initially, The Bank of New York) which provides, among other things, that the auction agent will follow the Auction Procedures to determine the applicable rate for the AMPS, so long as the applicable rate for the AMPS is to be based on the results of an auction.

The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after the delivery of such notice. If the auction agent should resign, the Fund anticipates that it will seek to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to such removal, the Fund has entered into such an agreement with a successor auction agent.

Broker-Dealer Agreements.    Each auction requires the participation of one or more broker-dealers. The auction agent will enter into agreements with the Fund and several broker-dealers selected by the Fund, which provide for the participation of those broker-dealers in auctions for the AMPS.

The auction agent will pay to each broker-dealer after each auction, from funds provided by the Fund, a service fee generally at the annual rate of 0.25% of the purchase price of AMPS placed by a broker-dealer at the auction. The fee is subject to adjustment based on the auction period.

The Fund may request the auction agent to terminate one or more broker-dealer agreements at any time upon five days’ notice.

Role of Broker-Dealers

Broker-dealers have been appointed by the Fund to serve as dealers in the auctions for the AMPS and are paid by the Fund for their services.

A broker-dealer is designated in the broker-dealer agreement as the broker-dealer to contact existing holders of AMPS and potential holders of AMPS and solicit bids for the AMPS. The broker-dealer may share a portion of such fees with other dealers that submit orders through it that are filled in the auction.

Bidding by Broker-Dealer

Each broker-dealer is permitted, but not obligated, to submit orders in auctions for its own account either as a buyer or seller and routinely does so in the auction rate securities market in its sole discretion. If a broker-dealer submits an order for its own account, it would have an advantage over other bidders because such broker-dealer would have knowledge of the other orders placed through it in that auction and thus, could determine the rate and size of its order so as to increase the likelihood that (i) its order will be accepted in the auction and (ii) the auction will clear at a particular rate. For this reason, and because each broker-dealer is appointed and paid by the Fund to serve as a broker-dealer in the auction, a broker-dealer’s interests in serving as broker-dealer in an auction may differ from those of existing holders and potential holders who participate in auctions. See “—Role of Broker-Dealers.” A broker-dealer would not have knowledge of orders submitted to the auction agent by any other firm that is, or may in the future be, appointed to accept orders pursuant to a broker-dealer agreement.

Where a broker-dealer is the only broker-dealer appointed by the Fund to serve as broker-dealer in the auction, it would be the only broker-dealer that submits orders to the auction agent in that auction. As a result, in such circumstances, the broker-dealer could discern the clearing rate before the orders are submitted to the auction agent and set the clearing rate with its order.

Each broker-dealer may place bids in auctions, including auctions for securities other than the AMPS, for its own account to acquire securities for its inventory to prevent an “auction failure” (which occurs if there is a lack of sufficient clearing bids and results in the dividend rate being set at the Maximum Rate), or to prevent an auction from clearing at a rate that the broker-dealer believes does not reflect the market for such securities. Each broker-dealer may place one or more bids in an auction to prevent an auction failure or to prevent auctions from clearing at a rate that the broker-dealer believes does not reflect the market for the AMPS. Each broker-dealer may place such bids even after obtaining knowledge of some or all of the other orders submitted through it. When bidding in an auction for its own account, the broker-dealer may also bid inside or outside the range of rates that it posts in its price talk. See “—Price Talk.”

Each broker-dealer routinely encourages bidding by others in auctions for which it serves as broker-dealer, including auctions for securities other than the AMPS. Each broker-dealer also may encourage bidding by others in auctions, including to prevent an auction failure or an auction from clearing at a rate that the broker-dealer believes does not reflect the market for the AMPS. A broker-dealer may encourage such bids even after obtaining knowledge of some or all of the other orders submitted through it.

Bids by any broker-dealer or by those it may encourage to place bids are likely to affect (i) the Maximum Rate—including preventing the dividend rate from being set at the Maximum Rate or otherwise causing bidders to receive a lower dividend rate than they might have received had the broker-dealer not bid or not encouraged others to bid, and (ii) the allocation of the AMPS being auctioned—including displacing some bidders who may have their bids rejected or receive fewer AMPS than they would have received if such broker-dealer had not bid or encouraged others to bid. Because of these practices, the fact that an auction clears successfully does not mean that an investment in the AMPS involves no significant liquidity or credit risk. A broker-dealer is not obligated to continue to place such bids or to continue to encourage other bidders to do so in any particular auction to prevent an auction failure or an auction from clearing at a dividend rate such broker-dealer believes does not reflect the market for the AMPS. Investors should not assume that such broker-dealer will place bids or encourage others to do so or that auction failures will not occur. Investors should also be aware that bids by a broker-dealer or by those it may encourage to place bids may cause lower dividend rates to occur.

The statements herein regarding bidding by a broker-dealer apply only to a broker-dealer’s auction desk and any other business units of the broker-dealer that are not separated from the auction desk by an information barrier designed to limit inappropriate dissemination of bidding information.

In any particular auction, if all outstanding AMPS are the subject of submitted hold orders, the dividend rate for the next succeeding distribution period will be the all-hold-rate (such a situation is called an “all hold auction”). If the broker-dealer holds any AMPS for its own account on an auction date, such broker-dealer may submit a sell order into the auction with respect to such AMPS, which would prevent that auction from being an all hold auction. Such broker-dealer may, but is not obligated to, submit bids for its own accounts in that same auction, as set forth above.

“Price Talk”

Before the start of an auction, each broker-dealer, in its discretion, may make available to its customers who are existing holders and potential holders of the AMPS such broker-dealer’s good faith judgment of the range of likely clearing dividend rates for the auction based on market and other information. This is known as “price talk.” Price talk is not a guaranty that the dividend rate established through the auction will be within the price talk, and existing holders and potential holders are free to use it or ignore it. A broker-dealer may occasionally update and change the price talk based on changes in the Fund’s credit quality or macroeconomic factors that are likely to result in a change in dividend rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers. Potential holders should confirm with the broker-dealer the manner by which the broker-dealer will communicate price talk and any changes to price talk.

“All-or-Nothing” Bids

Broker-dealers do not accept “all-or-nothing” bids (i.e., bids whereby the bidder proposes to reject an allocation smaller than the entire quantity bid) or any other type of bid that allows the bidder to avoid auction procedures that require the pro rata allocation of AMPS where there are not sufficient sell orders to fill all bids at the clearing dividend rate.

No Assurances Regarding Auction Outcomes

Broker-dealers provide no assurance as to the outcome of any auction. The broker-dealers also do not provide any assurance that any bid will be successful, in whole or in part, or that the auction will clear at a dividend rate that a bidder considers acceptable. Bids may be only partially filled, or not filled at all, and the dividend rate on any AMPS purchased or retained in the auction may be lower than the market rate for similar investments.

A broker-dealer will not agree before an auction to buy AMPS from or sell AMPS to a customer after the auction.

Deadlines

Each particular auction has a formal deadline by which all bids must be submitted by each broker-dealer to the auction agent. This deadline is called the “submission deadline.” To provide sufficient time to process and submit customer bids to the auction agent before the submission deadline, each broker-dealer imposes an earlier deadline—called the “broker-dealer submission deadline”—by which bidders must submit bids to such broker-dealer. The broker-dealer submission deadline is subject to change by the broker-dealer. Potential holders should consult with the broker-dealer as to its broker-dealer submission deadline. A broker-dealer may allow for correction of clerical errors after the broker-dealer submission deadline and the submission deadline but prior to the auction’s error correction deadline. A broker-dealer may submit bids for its own account at any time until the submission deadline. After the submission deadline has passed, any bid that has been submitted by a broker-dealer to the auction agent, either on behalf of the beneficial owner or potential owner or for the broker-dealer’s own account, shall become irrevocable, except that the auction agent may allow for the correction of clerical errors after the submission deadline but prior to the announcement of the auction results.

Existing Holder’s Ability to Resell Auction Market Preferred Securities May Be Limited

An existing owner may sell, transfer or dispose of AMPS only in an auction, pursuant to a bid or sell order in accordance with the auction procedures, or outside an auction, to or through a broker-dealer.

Existing holders will be able to sell all of the AMPS that are the subject of their submitted sell orders only if there are bidders willing to purchase all those AMPS in the auction. If sufficient clearing bids have not been made, existing holders that have submitted sell orders will not be able to sell in the auction all, and may not be able to sell any, of the AMPS subject to such submitted sell orders. As discussed above (see “—Bidding by Broker-Dealer”), a broker-dealer may submit a bid in an auction to avoid an auction failure, but it is not obligated to do so. There may not always be enough bidders to prevent an auction failure in the absence of a broker-dealer bidding in the auction for its own account or encouraging others to bid. Therefore, auction failures are possible, especially if the credit quality of the AMPS were to deteriorate, if a market disruption were to occur or if, for any reason, each broker-dealer were unable or unwilling to bid.

Between auctions, there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide existing holders the ability to resell the AMPS on the terms or at the times desired by an existing holder. Each broker-dealer, in its own discretion, may decide to buy or sell the AMPS in the secondary market for its own account from or to investors at any time and at any price, including at prices equivalent to, below, or above par for the AMPS. However, a broker-dealer is not obligated to make a market in the AMPS and may discontinue trading in the AMPS without notice for any reason at any time. Existing holders who resell between auctions may receive an amount less than par, depending on market conditions.

If an existing owner purchased AMPS through a dealer which is not a broker-dealer for the AMPS, such existing owner’s ability to sell its AMPS may be affected by the continued ability of its dealer to transact trades for the AMPS through the broker-dealer. The ability to resell the AMPS (whether during or between auctions) will depend on various factors affecting the market for the AMPS, including news relating to the AMPS, the Fund or the Investment Manager, the attractiveness of alternative investments, investor demand for short term securities, the perceived risk of owning the AMPS (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded the AMPS (including U.S. generally accepted accounting principles as they apply to the accounting treatment of auction rate securities), reactions of market participants to regulatory actions (such as those described in “—Securities and Exchange Commission Settlements” below) or press reports, financial reporting cycles and market conditions generally. Demand for the AMPS may change without warning, and declines in demand may be short-lived or continue for longer periods.

Resignation of the Auction Agent or the Broker-Dealer Could Impact the Ability to Hold Auctions

The auction agency agreement provides that the auction agent may resign from its duties as auction agent by giving at least 30 days’ notice to the Fund if amounts due to it have not been paid. The auction agent may also elect to terminate the auction agency agreement upon at least 60 days’ prior notice to the Fund for any reason. The broker-dealer agreements provide that a broker-dealer thereunder may terminate such agreement upon five days’ written notice, and may terminate the agreement immediately under certain circumstances, and does not require, as a condition to the effectiveness of such termination, that a replacement broker-dealer be in place. For any auction period during which there is no duly appointed auction agent or broker-dealer, it will not be possible to hold auctions, with the result that the dividend rate on the AMPS will be determined as described in the Auction Procedures.

Securities and Exchange Commission Settlements

On May 31, 2006, the Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including Merrill Lynch and Wachovia Capital Markets, LLC, that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, Merrill Lynch and Wachovia Capital Markets, LLC each agreed to pay civil penalties. In addition, each Settlement Broker-Dealer, without admitting or denying the Securities and Exchange Commission’s allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by such Settlement Broker-Dealer to conduct the auction process in accordance with disclosed procedures. Each Settlement Broker-Dealer can offer no assurance as to how the settlement may affect the market for the AMPS.

In addition, on January 9, 2007 the Securities and Exchange Commission announced that it had settled its investigation of three banks, including The Bank of New York, that participate as auction agents in the auction rate securities market, regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the Settlement Auction Agents allowed broker-dealers in auctions to submit bids or revise bids after the submission deadlines and allowed broker-dealers to intervene in auctions in ways that affected the rates paid on the auction rate securities. As part of the settlement, the Settlement Auction Agents agreed to pay civil penalties. In addition, each Settlement Auction Agent, without admitting or denying the Securities and Exchange Commission’s allegations, agreed to provide to broker-dealers and issuers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that Settlement Auction Agent to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities or the AMPS.

Auction Procedures

Unless otherwise permitted by the Fund, investors may only participate in auctions through their broker-dealers. The process for determining the dividend rate on the AMPS is summarized below and more fully set forth in the “Auction Procedures” attached hereto as Appendix A. Each setting of a dividend rate is referred to as an “auction.”

Prior to the submission deadline on each auction date for the AMPS, each customer of a broker-dealer who is listed on the records of that broker-dealer (or, if applicable, the auction agent) as a beneficial owner of the AMPS may submit the following types of orders with respect to the AMPS to that broker-dealer:

Hold Order—indicating its desire to hold the AMPS without regard to the applicable rate for the next auction period.

Bid—indicating its desire to sell the indicated number of AMPS at $25,000 per share if the applicable rate for the AMPS for the next auction period is less than the rate or spread specified in the bid.

Sell Order—indicating its desire to sell the AMPS at $25,000 per share without regard to the applicable rate for the AMPS for the next auction period.

A beneficial owner of the AMPS may submit different types of orders to its broker-dealer with respect to the AMPS then held by the beneficial owner. A beneficial owner that submits a bid to its broker-dealer having a rate higher than the Maximum Rate on the auction date will be treated as having submitted a sell order to its broker-dealer. A beneficial owner that fails to submit an order to its broker-dealer will ordinarily be deemed to have submitted a hold order to its broker-dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its broker-dealer for an auction when there is a conversion from a shorter auction period to a longer auction period, such beneficial owner will be deemed to have submitted a sell order for such shares to its broker-dealer. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for the purposes of such offer, a potential holder as discussed below.

A potential holder is either a customer of a broker-dealer that is not a beneficial owner of the AMPS but that wishes to purchase the AMPS or a beneficial owner that wishes to purchase additional AMPS. A potential holder may submit bids to its broker-dealer in which it offers to purchase the AMPS at $25,000 per share if the applicable rate for the next auction period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the Maximum Rate on the auction date will not be accepted.

The broker-dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They may designate themselves (unless otherwise prohibited by the Fund) as existing holders of the AMPS subject to orders submitted or deemed submitted to them by beneficial owners. They may designate themselves as potential holders of the AMPS subject to orders submitted to them by potential holders. However, neither the Fund nor the auction agent will be responsible for a broker-dealer’s failure to comply with these procedures. Any order placed with the auction agent by a broker-dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a broker-dealer by a beneficial owner or potential holder. Similarly, any failure by a broker-dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner’s failure to submit to its broker-dealer an order in respect of the AMPS held by it. A broker-dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund. If a broker-dealer submits an order for its own account in any auction, it may have knowledge of orders placed through it in that auction and therefore have an advantage over other bidders, but such broker-dealer would not have knowledge of orders submitted by other broker-dealers in that auction. As a result of bidding by the broker-dealer in an auction, the auction rate may be higher or lower than the rate that would have prevailed had the broker-dealer not bid.

There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by broker-dealers for potential holders specifying one or more rates not higher than the Maximum Rate is not less than the sum of the number of AMPS subject to sell orders and the number of shares subject to bids submitted or deemed submitted to the auction agent by broker-dealers for existing holders specifying rates higher than the Maximum Rate. If there are sufficient clearing bids, the applicable rate for the AMPS for the next succeeding auction period thereof will be the lowest rate specified in the submitted bids which, if used as the dividend rate, would cause the number of AMPS that are the subject of submitted bids specifying a rate not greater than such rate to be not less than the number of AMPS available for purchase in the auction.

If there are not sufficient clearing bids, the applicable rate for the next auction period will be the Maximum Rate on the auction date. However, if the Fund has declared a flexible auction period and there are not sufficient clearing bids, the election of a flexible auction period will not be effective and the next auction period will be a seven-day auction period and the applicable rate for the next auction period will be the Maximum Rate. If there are not sufficient clearing bids, existing owners of the AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding AMPS are the subject of submitted hold orders, then the auction period following the auction will automatically be a seven-day auction period and the applicable rate for that period will be 90% of the Index on the date of the applicable auction.

The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of AMPS that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, broker-dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through the Securities Depository. Purchasers will make payment through their agent members in same-day funds to the Securities Depository against delivery to their respective agent members. The Securities Depository will make payment to the sellers’ agent members in accordance with the Securities Depository’s normal procedures, which now provide for payment against delivery by their agent members in same-day funds.

The auctions for the AMPS will normally be held every Wednesday, and each subsequent auction period will normally begin on the following Thursday. If an auction date is not a business day because the NYSE is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an auction in accordance with the auction procedures for any such reason, then the applicable rate for the next auction period will be the applicable rate determined on the previous auction date.

The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

Current Holder A	Owns 500 shares, wants to sell all 500 shares if auction rate is less than 4.1%	Bid order 4.1% rate for all 500 shares

Current Holder B	Owns 300 shares, wants to hold	Hold order—will take the auction rate

Current Holder C	Owns 200 shares, wants to sell all 200 shares if auction rate is less than 3.9%	Bid order of 3.9% rate for all 200 shares

Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 4.0%

Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 3.9%

Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 4.1%

The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 4.0% (the offer by potential holder D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A’s dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of AMPS

The underwriters are not required to make a market in the AMPS. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for the AMPS will develop or, if it does develop, that it will provide owners with liquidity of investment. The AMPS will not be registered on any stock exchange. Investors who purchase the AMPS in an auction for a flexible auction period in which the bid requirements, if any, do not require a bid to specify a spread, should note that because the dividend rate on such shares will be fixed for the length of such auction period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions. Investors who purchase shares in an auction for a flexible auction period in which the bid requirements require a bid to specify a spread should be aware that the value of their shares may also fluctuate and may be more or less than their original cost if sold in the open market in advance of the next auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser’s position. In addition, a broker-dealer may, in its own discretion, decide to buy or sell AMPS in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below or above the liquidation preference of the AMPS. Although broker-dealers buy and sell AMPS for their own accounts on the secondary market, they have no obligation to do so and may discontinue such trading at any time without notice.

You may sell, transfer, or otherwise dispose of the AMPS only in whole shares and only:

•	pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

•	to a broker-dealer; or

•

to such other persons as may be permitted by the Fund; provided, however, that (i) if you hold your AMPS in the name of a broker-dealer, a sale or transfer of your AMPS to that broker-dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if that broker-dealer remains the existing holder of the AMPS immediately after the transaction; and (ii) in the case of all transfers, other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

Further description of the auction procedures can be found in the Articles Supplementary.

DESCRIPTION OF COMMON SHARES

At the closing of this offering, the Fund is authorized to issue 249,996,400 shares of Common Shares, par value $.001 per share. Common Shares are fully paid and non-assessable when issued and have no preemptive, conversion, exchange or redemption rights. Each Common Share has equal voting, dividend, distribution and liquidation rights. Whenever AMPS or any other preferred stock are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on the AMPS and other outstanding preferred stock have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be at least 200% after giving effect to the distribution.

Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders each year.

CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS

The Fund has provisions in its Charter and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of stockholders, the Board of Directors will be divided into three classes. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of Common Shares and the AMPS (and any other preferred stock) outstanding at the time, voting together as a single class, unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A “Continuing Director” is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund’s initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the entire Board of Directors and at least 75% of the holders of Common Shares and the AMPS (and any other preferred stock) outstanding at the time, voting together as a single class, will be required to amend the Charter to change any of the provisions in this paragraph and the preceding paragraph.

The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of Common Shares and the AMPS (and any other preferred stock) outstanding at the time, voting as a single class, and (ii) in the case of a Business Combination (as defined below), 66 2/3% of Common Shares and the AMPS (and any other preferred stock) outstanding at the time, voting together as a single class, other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

(ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

(iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a “Business Combination”);

(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s Charter to terminate the Fund’s existence; or

(v) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under Federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors (as defined above). In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no stockholder approval will be required. The Fund’s By-Laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year’s annual meeting.

These provisions are in addition to any special voting rights granted to the holders of the AMPS in the Charter. See “Description of AMPS—Voting Rights.” The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund’s stockholders generally.

Reference is made to the Charter and By-Laws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and it may be converted to an open-end investment company at any time by a vote of the outstanding shares. See “Description of AMPS—Voting Rights” and “Certain Provisions of the Charter and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all the AMPS (and any other preferred stock) then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Common Shares would no longer be listed on the NYSE. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund’s investment objective and policies and it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund.

REPURCHASE OF COMMON SHARES

Common shares of closed-end investment companies often trade at a discount to net asset value, and the Fund’s Common Shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund’s Common Shares will be determined by such factors as relative demand for and supply of the Common Shares in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although holders of Common Shares will not have the right to redeem the Common Shares, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares at net asset value.

The acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objective. Furthermore, the acquisition of Common Shares by the Fund may require the Fund to redeem the AMPS in order to maintain certain asset coverage requirements. To the extent the Fund may need to liquidate investments to fund repurchase of Common Shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase Common Shares: the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund or its stockholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act. See “Taxation” for a description of the potential tax consequences of a repurchase of Common Shares.

TAXATION

The following discussion offers only a brief outline of the U.S. Federal income tax consequences of investing in the Fund and is based on the U.S. Federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

U.S. Federal Income Tax Treatment of the Fund

The Fund has elected to be treated as, and intends to qualify annually as, a regulated investment company (a “RIC”) under Subchapter M of the Code. For each taxable year that the Fund otherwise qualifies as a RIC, it will not be subject to U.S. Federal income tax on that part of its investment company taxable income (as that term is defined in the Code) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its stockholders, if it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for that year (the “Distribution Requirement”). The Fund intends to make sufficient distributions of its investment company taxable income and net tax exempt interest income, if any, each taxable year to meet the Distribution Requirement.

The Fund also currently intends to distribute all realized net capital gain each year. If, however, the Fund’s Board of Directors determines for any taxable year to retain all or a portion of the Fund’s net capital gain, that decision will not affect the Fund’s ability to qualify for treatment as a RIC, but will subject the Fund to a maximum tax rate of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its stockholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain, and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. Federal income tax liabilities. For U.S. Federal income tax purposes, the tax basis of shares owned by a Fund stockholder will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder’s gross income.

Certain of the Fund’s investment practices are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions and (ix) produce income that will not be qualifying income for purposes of the income requirement that applies to RICs. While it may not always be successful in doing so, the Fund will seek to avoid or minimize the adverse tax consequences of its investment practices.

A substantial portion of the Fund’s distributions will consist of premiums from its Covered Call Strategy. The tax treatment of the Fund’s options activity will vary based on the nature and the subject of the options. In general, option premiums are not immediately included in the income of the Fund when received. Instead, in the case of certain options (including options on single stocks, options on certain narrow-based indexes and options not listed on certain exchanges), the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by the Fund with respect to individual stocks is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of the Fund’s obligation under such an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain options that are listed on a qualified board of exchange (“listed options”) written or purchased by the Fund (including options on futures contracts, broad-based equity indices and debt securities) as well as certain futures contracts will be governed by section 1256 of the Code (“section 1256 contracts”). Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax (discussed below), on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss generally is treated as 60% long-term and 40% short-term capital gains (or losses). Almost no options listed on non-U.S. exchanges will meet the requirements for section 1256 treatment.

Some of the options and other devices employed by the Fund may be deemed to reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to “straddles” under the U.S. Federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle and to terminate the holding period for shares that become part of a straddle before the long-term capital gains period has been reached. In other words, the Fund will not be respected as having owned the shares for any time before the options lapse or are otherwise terminated. Some of the covered call options that are considered to offset substantially similar or related property will constitute “qualified covered call options” that are generally excepted from the straddle rules. As such, they generally will not trigger the loss deferral provisions of the straddle rules and the holding period for the substantially similar property will not be terminated. However, the holding period may be suspended in certain circumstances while the call options are outstanding. Further, an option on an index is not eligible for qualified covered call treatment. Because of the straddle rules and qualified covered call rules, at this time it is unclear the extent to which the gains from the sale of Fund portfolio securities underlying (or substantially similar to) call options will be treated as short-term capital gains and thus, insofar as not offset by short-term losses, taxable as ordinary income when distributed.

The Fund’s transactions in non-U.S. currencies, non-U.S. currency-denominated debt obligations and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. The Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the securities of foreign corporations, the Fund may elect to permit stockholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, stockholders will include in gross income from foreign sources their pro rata shares of such taxes. It is anticipated that stockholders of the Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for that calendar year (ii) 98% of its capital gain net income for the one-year period ending on October 31 of that calendar year (or for the calendar year if the Fund elects to use a calendar year) and (iii) any ordinary income and capital gains from previous years that were not distributed during those years and on which the Fund paid no U.S. Federal income tax. For this and other purposes, a distribution will be treated as paid by the Fund and received by the stockholders on December 31 if it is declared by the Fund in October, November or December of such year, made payable to stockholders of record on a date in such a month and paid by the Fund during January of the following year. Any such distribution thus will be taxable to stockholders whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

U.S. Federal Income Tax Treatment of Holders of AMPS

Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the AMPS at any time in the future, the Fund believes that under present law the AMPS will constitute stock of the Fund and distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund’s current or accumulated earnings and profits as calculated for U.S. Federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than distributions of qualified dividend income and capital gain dividends, as described below). If a portion of the Fund’s income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may qualify for the DRD. In addition, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the stockholder. However, even if income received in the form of ordinary income is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other Federal income tax purposes. A dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain “qualified foreign corporations” (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock of which and with respect to which such dividend is paid is readily tradable on an established securities market in the United States), but not including a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. Dividends paid by REITs are generally not considered qualified dividend income. There can be no assurance of what portion, if any, of the Fund’s distributions will be entitled to the lower tax rates that apply to qualified dividend income. The foregoing discussion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the AMPS represents equity (and the following discussion assumes such treatment will apply). It is possible, however, that the IRS might take a contrary position asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of AMPS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders’ respective holding periods for their AMPS. Distributions, if any, in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a stockholder’s shares and, after that basis has been reduced to zero, will constitute a capital gain to the stockholder (assuming the shares are held as a capital asset). The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD, dividends derived from qualified dividend income, interest-related dividends and short-term capital gain dividends, if any, between its Common Shares, the AMPS and any other preferred stock in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares, the AMPS and any other preferred stock. Since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the AMPS and any other preferred stock, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

Stockholders will be notified annually as to the U.S. Federal tax status of distributions.

Sale of Shares

The sale or other disposition of the AMPS generally will be a taxable transaction for U.S. Federal income tax purposes. Selling holders of the AMPS generally will recognize gain or loss in an amount equal to the difference between the amount of cash and the fair market value of any property received in exchange therefor and their respective bases in such AMPS. If the AMPS are held as a capital asset, the gain or loss generally will be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of the AMPS by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any shares of Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

Generally, a holder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Capital gains of individuals are generally taxed at a maximum rate of tax of 15% for taxable years beginning on or before December 31, 2010 (after which time the maximum rate will increase to 20%). However, any loss realized upon a taxable disposition of the AMPS held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of the AMPS may be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the original shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. Capital losses may be subject to other limitations imposed by the Code.

Backup Withholding

The Fund may be required to withhold, for U.S. Federal income taxes, a portion of all taxable dividends and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a stockholder has been notified by the IRS that such stockholder is subject to backup withholding. Corporate stockholders and other stockholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the stockholder’s Federal income tax liability if the appropriate information is provided to the IRS.

Other Taxation

Foreign stockholders, including stockholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. U.S. source withholding taxes are no longer imposed on dividends paid by RICs to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of U.S. source interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning before January 1, 2008. In addition, if the Fund is a “U.S. real property holding corporation” (as such term is defined in the Code), or would be but for the operation of certain exclusions, distributions by the Fund attributable to gains from U.S. real property interests, including certain U.S. real property holding corporations (which may include gain on the sale of shares in certain “non-domestically controlled” REITs and certain capital gain dividends from REITs), will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States. Foreign stockholders would thus generally be taxed at the same rates applicable to U.S. stockholders, subject to a special alternative minimum tax in the case of nonresident alien individuals. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions will be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the foreign stockholder to file a U.S. Federal income tax return. The treatment of distributions by the Fund attributable to gains from U.S. real property interests described above does not apply if the foreign stockholder-recipient has not owned more than 5% of the class of stock of the Fund in respect of which the distributions were made at any time during the one-year period ending on the date of the distribution. In that case, the distribution is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). These provisions generally will not apply after December 31, 2007, provided, however, that such provisions will continue to apply thereafter in respect of distributions by a RIC that is a U.S. real property holding corporation or would be so treated for this purpose to the extent such distributions are attributable to certain capital gain dividends from REITs. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in the AMPS.

Further Information

The SAI summarizes further Federal income tax considerations that may apply to the Fund and its stockholders and may qualify the considerations discussed herein. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

UNDERWRITING

Subject to the terms and conditions stated in the purchase agreement dated             , 2007, each underwriter named below, for which Merrill Lynch is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of AMPS set forth opposite the name of such underwriter.

Underwriter	Number of AMPS
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Oppenheimer & Co Inc.
Wachovia Capital Markets, LLC

Total	3,600

The purchase agreement provides that the obligations of the underwriters to purchase the AMPS included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of Aaa and AAA ratings on the AMPS by Moody’s and S&P, respectively, as of the time of the offering. The underwriters are obligated to purchase all the AMPS sold if they purchase any of the AMPS. In the purchase agreement, the Fund, the Investment Manager and the Subadvisers have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute to payments the underwriters may be required to make for any of those liabilities.

The underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not to exceed $137.50 per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price of the AMPS. After this offering, the underwriters may change the public offering price and the concession. Investors must pay for any AMPS purchased in this offering on or before             , 2007.

The underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Fund or its affiliates, for which they receive customary fees and expenses. The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund’s portfolio transactions and that the underwriters, or their affiliates, may act as counter-parties in connection with the interest rate transactions described above after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under “The Auction” and in the SAI.

The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

The settlement date for the purchase of the AMPS will be             , 2007, as agreed upon by the underwriters, the Fund and the Investment Manager pursuant to Rule 15c6-1 under the Exchange Act.

AUCTION AGENT, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR, AND CUSTODIAN

The Bank of New York, whose principal business address is 101 Barclay Street, Floor 7W, New York, New York 10286, will act as auction agent, transfer, dividend paying agent and registrar. State Street Bank, whose principal business address is One Lincoln Street, Boston, Massachusetts 21111, has been retained to act as custodian of the Fund’s investments.

Neither The Bank of New York nor State Street has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.

LEGAL OPINIONS

The validity of the shares offered hereby is being passed on for the Fund by Stroock & Stroock & Lavan LLP, New York, New York, and certain other legal matters will be passed on for the underwriters by Clifford Chance US LLP, New York, New York. Venable LLP will opine on certain matters pertaining to Maryland law. Stroock & Stroock & Lavan LLP and Clifford Chance US LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statement of assets and liabilities of the Fund as of June 12, 2007 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report given upon the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, New York 10017.

AUCTION PROCEDURES

APPENDIX A

TO

PROSPECTUS

Both the Definitions in Article I and the Auction Procedures in Article II are subject to modification or amendment pursuant to Schedule I. In the event of any conflict between Articles I or Article II and Schedule I, Schedule I shall prevail.

ARTICLE I

Definitions

The following words and terms as used in this Appendix A (hereinafter “this Appendix”) have the following meanings with respect to AMPS unless the context or use indicates another or different meaning or intent or the definition has been changed, modified or expanded in Schedule I:

“Agent Member” means a member of, or participant in, the Securities Depository who shall act on behalf of a Bidder.

“All Hold Rate” has the meaning set forth in Schedule I.

“AMPS” has the meaning set forth in Schedule I.

“Auction” means each periodic implementation of the Auction Procedures.

“Auction Agent” means the Person appointed as Auction Agent in accordance with the Auction Agreement. The Auction Agent shall initially be the party named in Schedule I.

“Auction Agreement” means an agreement between the Auction Agent and the Issuer pursuant to which the Auction Agent agrees to follow the procedures specified in this Appendix with respect to the AMPS while such AMPS pay dividends at the Auction Period Rate, as such agreement may from time to time be amended or supplemented.

“Auction Date” means with respect to the AMPS:

(a) Seven-Day Auction Period. If the AMPS are in a Seven-Day Auction Period, the Business Day preceding such Seven-Day Auction Period.

(b) Flexible Auction Period. If the AMPS are in a Flexible Auction Period, the last Business Day of the Flexible Auction Period.

(c) Other Auction Periods. If the AMPS are in any other Auction Period, the Business Day next preceding each Dividend Payment Date for such AMPS (whether or not an Auction shall be conducted on such date).

provided, however, that the last Business Day of a Flexible Auction Period shall be the Auction Date for the Auction Period which begins on the next succeeding Business Day, if any.

The first Auction Date for the AMPS is set forth in Schedule I.

“Auction Desk” means the business unit of a Broker-Dealer that fulfills the responsibilities of the Broker-Dealer under a Broker-Dealer Agreement, including soliciting Bids for the AMPS, and units of the Broker-Dealer which are not separated from such business unit by information controls appropriate to control, limit and monitor the inappropriate dissemination and use of information about Bids.

“Auction Period” means with respect to the AMPS:

(a) Flexible Auction Period. A Flexible Auction Period; and

(b) Seven-Day Auction Period. With respect to AMPS in a Seven-Day Auction Period, if Auctions generally are conducted on the day of the week specified in column A of the table below, a period of generally seven days beginning on the day of the week specified in column B of the table below (or the day following the last day of the prior Auction Period if the prior Auction Period does not end on the day of the week specified in column C of the table below) and ending on the day of the week specified in column C of the table below in the next succeeding week (unless such day is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day):

(A)	(B)	(C)
When Auctions Occur on this day	Auction Period Generally Begins this day	Auction Period Generally Ends this day
Friday	Monday	Sunday
Monday	Tuesday	Monday
Tuesday	Wednesday	Tuesday
Wednesday	Thursday	Wednesday
Thursday	Friday	Thursday

Notwithstanding the foregoing, if an Auction is for an Auction Period of more than seven days and the Auction Rate on such Auction Date is the Maximum Rate as the result of a lack of Sufficient Clearing Bids, the Auction Period shall automatically convert to a seven-day Auction Period. On the following Auction Date, the Auction shall be conducted for an Auction Period of the same length as the Auction Period prior to such automatic conversion. If such Auction is successful, the Auction Period shall revert to the length prior to the automatic conversion, and, if such Auction is not successful, the Auction Period shall be another seven-day period.

“Auction Period Rate” means the Auction Rate or any other dividend rate to be borne by the AMPS during each Auction Period determined in accordance with Section 2.04 of this Appendix; provided, however, in no event may the Auction Period Rate exceed the Maximum Rate.

“Auction Procedures” means the procedures for conducting Auctions for AMPS as set forth in this Appendix.

“Auction Rate” means for the AMPS for each Auction Period, (i) if Sufficient Clearing Bids exist, the Winning Bid Rate, provided, however, if all of the AMPS are the subject of Submitted Hold Orders, the All Hold Rate for such AMPS and (ii) if Sufficient Clearing Bids do not exist, the Maximum Rate for such AMPS.

“Authorized Denominations” means one AMPS, or such other amount specified in Schedule I.

“Authorizing Document” has the meaning set forth in Schedule I.

“Available AMPS” means, for the AMPS on each Auction Date, the number of AMPS that are not the subject of Submitted Hold Orders.

“Bid” has the meaning specified in subsection (a) of Section 2.01 of this Appendix.

“Bidder” means each Existing Owner and Potential Owner who places an Order.

“Broker-Dealer” means any entity that is permitted by law to perform the function required of a Broker-Dealer described in this Appendix, that is a member of, or a direct participant in, the Securities Depository, that has been selected by the Issuer and that is a party to a Broker-Dealer Agreement with the Auction Agent and the Issuer. The “Broker-Dealer of record” with respect to any AMPS is the Broker-Dealer which placed the Order for such AMPS or whom the Existing Owner of such AMPS has designated as its Broker-Dealer with respect to such AMPS, in each case as reflected in the records of the Auction Agent. The Broker-Dealers shall initially be the parties named in Schedule I.

“Broker-Dealer Agreement” means an agreement among the Issuer, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures described in this Appendix, as such agreement may from to time be amended or supplemented.

“Broker-Dealer Deadline” means, with respect to an Order, the internal deadline established by the Broker-Dealer through which the Order was placed after which it will not accept Orders or any change in any Order previously placed with such Broker-Dealer; provided, however, that nothing shall prevent the Broker-Dealer from correcting Clerical Errors by the Broker-Dealer with respect to Orders from Bidders after the Broker-Dealer Deadline pursuant to the provisions herein. Any Broker-Dealer may change the time or times of its Broker-Dealer Deadline as it relates to such Broker-Dealer by giving notice not less than two Business Days prior to the date such change is to take effect to Bidders who place Orders through such Broker-Dealer.

“Business Day” in addition to any other definition of “Business Day” included in the Authorizing Document, while AMPS pay dividends at the Auction Period Rate, the term Business Day shall not include Saturdays, Sundays, days on which the New York Stock Exchange or its successor is not open for business, days on which the Federal Reserve Bank of New York is not open for business, days on which banking institutions or trust companies located in the state in which the operations of the Auction Agent are conducted are authorized or required to be closed by law, regulation or executive order of the state in which the Auction Agent conducts operations with respect to the AMPS.

“Clerical Error” means a clerical error in the processing of an Order, and includes, but is not limited to, the following: (i) a transmission error, including but not limited to, an Order sent to the wrong address or number, failure to transmit certain pages or illegible transmission, (ii) failure to transmit an Order received from one or more Existing Owners or Potential Owners (including Orders from the Broker-Dealer which were not originated by the Auction Desk) prior to the Broker-Dealer Deadline or generated by the Broker-Dealer’s Auction Desk for its own account prior to the Submission Deadline or (iii) a typographical error. Determining whether an error is a “Clerical Error” is within the reasonable judgment of the Broker-Dealer, provided that the Broker-Dealer has a record of the correct Order that shows it was so received or so generated prior to the Broker-Dealer Deadline or the Submission Deadline, as applicable.

“Dividend Payment Date” with respect to AMPS paying dividends at Auction Period Rates, means, notwithstanding anything else in the Authorizing Document to the contrary, the first Dividend Payment Date for such AMPS as set forth in Schedule I and thereafter (unless changed by Schedule I) (a) when used with respect to any Seven-Day Auction Period, the Business Day immediately following such Auction Period, or (b) when used with respect to a Flexible Auction Period of (i) seven or more but fewer than 183 days, the Business Day immediately following such Flexible Auction Period, or (ii) 183 or more days, each semiannual date on which dividends on the AMPS would be payable and on the Business Day immediately following such Flexible Auction Period.

“Electronic Means” means, facsimile transmission, email transmission or other similar electronic means of communication providing evidence of transmission, including a telephone communication confirmed by any other method set forth in this definition.

“Error Correction Deadline” means one hour after the Auction Agent completes the dissemination of the results of the Auction to Broker-Dealers without regard to the time of receipt of such results by any Broker-Dealer; provided, however, in no event shall the Error Correction Deadline extend past 4:00 p.m., New York City time, unless the Auction Agent experiences technological failure or force majeure in disseminating the Auction results which causes a delay in dissemination past 3:00 p.m., New York City time.

“Existing Owner” means a Person who is the beneficial owner of AMPS; provided, however, that for purposes of conducting an Auction, the Auction Agent may consider a Broker-Dealer acting on behalf of its customer as an Existing Owner.

“Flexible Auction Period” means with respect to the AMPS,

(a) any period of 182 days or less which is divisible by seven and which begins on a Dividend Payment Date and ends (i) in the case of AMPS with Auctions generally conducted on Fridays, on a Sunday unless such Sunday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day, (ii) in the case of AMPS with Auctions generally conducted on Mondays, on a Monday unless such Monday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day, (iii) in the case of AMPS with Auctions generally conducted on Tuesdays, on a Tuesday unless such Tuesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day, (iv) in the case of AMPS with Auctions generally conducted on Wednesdays, on a Wednesday unless such Wednesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day, and (v) in the case of AMPS with Auctions generally conducted on Thursdays, on a Thursday unless such Thursday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day (“Short-Term Dividend Period”); or

(b) any period which is longer than 182 days which begins on a Dividend Payment Date and ends not later than five years after such Dividend Payment Date (“Long-Term Dividend Period”).

“Hold Order” means an Order to hold the AMPS as provided in Section 2.01(a) of this Appendix or such an Order deemed to have been submitted as provided in Sections 2.01(c), 2.03(g) or 2.05(b)(iv) of this Appendix.

“Index” has the meaning set forth in Schedule I.

“Initial Dividend Period” has the meaning set forth in Schedule I.

“Issuer” has the meaning set forth in Schedule I.

“Maximum Rate” has the meaning set forth in Schedule I.

“Order” means a Hold Order, Bid or Sell Order.

“Potential Owner” means any Person, including any Existing Owner, who may be interested in acquiring a beneficial interest in the AMPS in addition to the AMPS currently owned by such Person, if any; provided, however, that for purposes of conducting an Auction, the Auction Agent may consider a Broker-Dealer acting on behalf of its customer as a Potential Owner.

“Record Date” means, notwithstanding anything else in the Authorizing Document, while the AMPS pay dividends at the Auction Period Rate, the Business Day immediately preceding a Dividend Payment Date.

“Schedule I” means Schedule I to this Appendix.

“Securities Depository” means, notwithstanding anything else in the Authorizing Document to the contrary, The Depository Trust Company and its successors and assigns or any other securities depository selected by the Issuer.

“Sell Order” has the meaning specified in subsection (a) of Section 2.01 of this Appendix.

“Submission Deadline” means, unless changed by Schedule I, 1:00 p.m., New York City time, on each Auction Date, or such other time on such date as shall be specified from time to time by the Auction Agent if directed in writing by the Issuer pursuant to the Auction Agreement as the time by which Broker-Dealers are required to submit Orders to the Auction Agent. Notwithstanding the foregoing, the Auction Agent will follow the Securities Industry and Financial Markets Association’s Early Market Close Recommendations for shortened trading days for the bond markets (the “SIFMA Recommendation”) unless the Auction Agent is instructed otherwise in writing by the Issuer. In the event of a SIFMA Recommendation with respect to an Auction Date, the Submission Deadline will be 11:30 a.m., instead of 1:00 p.m., New York City time.

“Submitted Bid” has the meaning specified in subsection (b) of Section 2.04 of this Appendix.

“Submitted Hold Order” has the meaning specified in subsection (b) of Section 2.04 of this Appendix.

“Submitted Order” has the meaning specified in subsection (b) of Section 2.04 of this Appendix.

“Submitted Sell Order” has the meaning specified in subsection (b) of Section 2.04 of this Appendix.

“Sufficient Clearing Bids” means for the AMPS, an Auction for which the number of AMPS that are the subject of Submitted Bids by Potential Owners specifying one or more rates not higher than the Maximum Rate is not less than the number of AMPS that are the subject of Submitted Sell Orders and of Submitted Bids by Existing Owners specifying rates higher than the Maximum Rate.

“Winning Bid Rate” means for the AMPS, the lowest rate specified in any Submitted Bid of such AMPS which if calculated by the Auction Agent as the Auction Rate would cause the number of AMPS that are the subject of Submitted Bids specifying a rate not greater than such rate to be not less than the number of Available AMPS.

ARTICLE II

Auction Procedures

Section 2.01. Orders by Existing Owners and Potential Owners. (a) Prior to the Broker-Dealer Deadline for the AMPS on each Auction Date:

(i) each Existing Owner may submit to a Broker-Dealer, in writing or by such other method as shall be reasonably acceptable to such Broker-Dealer, one or more Orders as to:

(A) the number of AMPS, if any, held by such Existing Owner which such Existing Owner commits to continue to hold for the next succeeding Auction Period without regard to the Auction Rate for such Auction Period;

(B) the number of AMPS, if any, held by such Existing Owner which such Existing Owner commits to continue to hold for the next succeeding Auction Period if the Auction Rate for the next succeeding Auction Period is not less than the rate per annum specified in such Order (and if the Auction Rate is less than such specified rate, the effect of the Order shall be as set forth in paragraph (b)(i)(A) of this Section); and/or

(C) the number of AMPS, if any, held by such Existing Owner which such Existing Owner offers to sell on the first Business Day of the next succeeding Auction Period without regard to the Auction Rate for the next succeeding Auction Period; and

(ii) each Potential Owner may submit to a Broker-Dealer, in writing or by such other method as shall be reasonably acceptable to such Broker-Dealer, an Order as to the number of AMPS, which each such Potential Owner offers to purchase if the Auction Rate for the next succeeding Auction Period is not less than the rate per annum then specified by such Potential Owner.

For the purposes of the Auction Procedures an Order containing the information referred to in clause (i)(A) above is referred to as a “Hold Order,” an Order containing the information referred to in clause (i)(B) or (ii) above is referred to as a “Bid,” and an Order containing the information referred to in clause (i)(C) above is referred to as a “Sell Order.”

No Auction Desk of a Broker-Dealer shall accept as an Order a submission (whether received from an Existing Owner or a Potential Owner or generated by the Broker-Dealer for its own account) which does not conform to the requirements of the Auction Procedures, including but not limited to submissions which are not in Authorized Denominations, specify a rate which contains more than three figures to the right of the decimal point or specify an amount greater than the amount of Outstanding AMPS. No Auction Desk of a Broker-Dealer shall accept a Bid or Sell Order which is conditioned on being filled in whole or a Bid which does not specify a specific dividend rate.

(b) (i) A Bid by an Existing Owner shall constitute an offer to sell on the first Business Day of the next succeeding Auction Period:

(A) the number of AMPS specified in such Bid if the Auction Rate for the next succeeding Auction Period shall be less than the rate specified in such Bid; or

(B) such number or a lesser number of AMPS to be determined as described in subsection (a)(v) of Section 2.05 hereof if the Auction Rate for the next succeeding Auction Period shall be equal to such specified rate; or

(C) a lesser number of AMPS to be determined as described in subsection (b)(iv) of Section 2.05 hereof if such specified rate shall be higher than the Maximum Rate and Sufficient Clearing Bids do not exist.

(ii) A Sell Order by an Existing Owner shall constitute an offer to sell:

(A) the number of AMPS specified in such Sell Order; or

(B) such number or a lesser number of AMPS as described in subsection (b)(iv) of Section 2.05 hereof if Sufficient Clearing Bids do not exist.

(iii) A Bid by a Potential Owner shall constitute an offer to purchase:

(A) the number of AMPS specified in such Bid if the Auction Rate for the next succeeding Auction Period shall be higher than the rate specified therein; or

(B) such number or a lesser number of AMPS as described in subsection (a)(vi) of Section 2.05 hereof if the Auction Rate for the next succeeding Auction Period shall be equal to such specified rate.

(c) Anything herein to the contrary notwithstanding:

(i) If an Order or Orders covering all of the AMPS held by an Existing Owner is not submitted to the Broker-Dealer of record for such Existing Owner prior to the Broker-Dealer Deadline, such Broker-Dealer shall deem a Hold Order to have been submitted on behalf of such Existing Owner covering the number of AMPS held by such Existing Owner and not subject to Orders submitted to such Broker-Dealer; provided, however, that if there is a conversion from one Auction Period to a longer Auction Period and Orders have not been submitted to such Broker-Dealer prior to the Broker-Dealer Deadline covering the aggregate number of AMPS to be converted held by such Existing Owner, such Broker-Dealer shall deem a Sell Order to have been submitted on behalf of such Existing Owner covering the number of AMPS to be converted held by such Existing Owner not subject to Orders submitted to such Broker-Dealer.

(ii) for purposes of any Auction, any Order by any Existing Owner or Potential Owner shall be revocable until the Broker-Dealer Deadline, and after the Broker-Dealer Deadline, all such Orders shall be irrevocable, except as provided in Sections 2.02(e)(ii) and 2.02(f); and

(iii) for purposes of any Auction, any AMPS sold or purchased pursuant to subsection (b)(i), (ii) or (iii) above shall be sold or purchased at a price equal to 100% of the liquidation preference thereof.

Section 2.02. Submission of Orders by Broker-Dealers to Auction Agent.

(a) Each Broker-Dealer shall submit to the Auction Agent in writing, or by such Electronic Means as shall be reasonably acceptable to the Auction Agent, prior to the Submission Deadline on each Auction Date for AMPS, all Orders with respect to AMPS accepted by such Broker-Dealer in accordance with Section 2.01 above and specifying with respect to each Order or aggregation of Orders pursuant to Section 2.02(b) below:

(i) the name of the Broker-Dealer;

(ii) the number of Bidders placing Orders, if requested by the Auction Agent;

(iii) the aggregate number of AMPS, if any, that are the subject of such Order;

(iv) to the extent that such Bidder is an Existing Owner:

(A) the number of AMPS, if any, subject to any Hold Order placed by such Existing Owner;

(B) the number of AMPS, if any, subject to any Bid placed by such Existing Owner and the rate specified in such Bid; and

(C) the number of AMPS, if any, subject to any Sell Order placed by such Existing Owner; and

(v) to the extent such Bidder is a Potential Owner, the rate specified in such Bid.

(b) If more than one Bid is submitted to a Broker-Dealer on behalf of any single Potential Owner, the Broker-Dealer shall aggregate each Bid on behalf of such Potential Owner submitted with the same rate and consider such Bids as a single Bid and shall consider each Bid submitted with a different rate a separate Bid with the rate and the number of AMPS specified therein.

A Broker-Dealer may aggregate the Orders of different Potential Owners with those of other Potential Owners on whose behalf the Broker-Dealer is submitting Orders and may aggregate the Orders of different Existing Owners with other Existing Owners on whose behalf the Broker-Dealer is submitting Orders; provided, however, Bids may only be aggregated if the dividend rates on the Bids are the same.

(c) Neither the Issuer nor the Auction Agent shall be responsible for the failure of any Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Owner or Potential Owner.

(d) Nothing contained herein shall preclude a Broker-Dealer from placing an Order for some or all of the AMPS for its own account.

(e) Until the Submission Deadline, a Broker-Dealer may withdraw or modify any Order previously submitted to the Auction Agent (i) for any reason if the Order was generated by the Auction Desk of the Broker-Dealer for the account of the Broker-Dealer or (ii) to correct a Clerical Error on the part of the Broker-Dealer in the case of any other Order, including Orders from the Broker-Dealer which were not originated by the Auction Desk.

(f) After the Submission Deadline and prior to the Error Correction Deadline, a Broker-Dealer may:

(i) submit to the Auction Agent an Order received from an Existing Owner, Potential Owner or a Broker-Dealer which is not an Order originated by the Auction Desk, in each case prior to the Broker-

Dealer Deadline, or an Order generated by the Broker-Dealer’s Auction Desk for its own account prior to the Submission Deadline (provided that in each case the Broker-Dealer has a record of such Order and the time when such Order was received or generated) and not submitted to the Auction Agent prior to the Submission Deadline as a result of (A) an event of force majeure or a technological failure which made delivery prior to the Submission Deadline impossible or, under the conditions then prevailing, impracticable or (B) a Clerical Error on the part of the Broker-Dealer; or

(ii) modify or withdraw an Order received from an Existing Owner or Potential Owner or generated by the Broker-Dealer (whether generated by the Broker-Dealer’s Auction Desk or elsewhere within the Broker-Dealer) for its own account and submitted to the Auction Agent prior to the Submission Deadline or pursuant to clause (i) above, if the Broker-Dealer determines that such Order contained a Clerical Error on the part of the Broker-Dealer.

In the event a Broker-Dealer makes a submission, modification or withdrawal pursuant to this Section 2.02(f) and the Auction Agent has already run the Auction, the Auction Agent shall rerun the Auction, taking into account such submission, modification or withdrawal. Each submission, modification or withdrawal of an Order submitted pursuant to this Section 2.02(f) by a Broker-Dealer after the Submission Deadline and prior to the Error Correction Deadline shall constitute a representation by the Broker-Dealer that (A) in the case of a newly submitted Order or portion thereof or revised Order, the failure to submit such Order prior to the Submission Deadline resulted from an event described in clause (i) above and such Order was received from an Existing Owner or Potential Owner or is an Order received from the Broker-Dealer that was not originated by the Auction Desk, in each case, prior to the Broker-Dealer Deadline, or generated internally by such Broker-Dealer’s Auction Desk for its own account prior to the Submission Deadline or (B) in the case of a modified or withdrawn Order, such Order was received from an Existing Owner, a Potential Owner or the Broker-Dealer which was not originated by the Auction Desk prior to the Broker-Dealer Deadline, or generated internally by such Broker-Dealer’s Auction Desk for its own account prior to the Submission Deadline and such Order as submitted to the Auction Agent contained a Clerical Error on the part of the Broker-Dealer and that such Order has been modified or withdrawn solely to effect a correction of such Clerical Error, and in the case of either (A) or (B), as applicable, the Broker-Dealer has a record of such Order and the time when such Order was received or generated. The Auction Agent shall be entitled to rely conclusively (and shall have no liability for relying) on such representation for any and all purposes of the Auction Procedures.

(g) If after the Auction Agent announces the results of an Auction, a Broker-Dealer becomes aware that an error was made by the Auction Agent, the Broker-Dealer shall communicate such awareness to the Auction Agent prior to 5:00 p.m., New York City time on the Auction Date. If the Auction Agent determines there has been such an error (as a result of either a communication from a Broker-Dealer or its own discovery) prior to 3:00 p.m., New York City time on the first day of the Auction Period with respect to which such Auction was conducted, the Auction Agent shall correct the error and notify each Broker-Dealer that submitted Bids or held a position in AMPS in such Auction of the corrected results.

(h) Nothing contained herein shall preclude the Auction Agent from:

(i) advising a Broker-Dealer prior to the Submission Deadline that it has not received Sufficient Clearing Bids for the AMPS; provided, however, that if the Auction Agent so advises any Broker-Dealer, it shall so advise all Broker-Dealers; or

(ii) verifying the Orders of a Broker-Dealer prior to or after the Submission Deadline; provided, however, that if the Auction Agent verifies the Orders of any Broker-Dealer, it shall verify the Orders of all Broker-Dealers requesting such verification.

Section 2.03. Treatment of Orders by the Auction Agent. Anything herein to the contrary notwithstanding:

(a) If the Auction Agent receives an Order which does not conform to the requirements of the Auction Procedures, the Auction Agent may contact the Broker-Dealer submitting such Order until one hour after the Submission Deadline and inform such Broker-Dealer that it may resubmit such Order so that it conforms to the requirements of the Auction Procedures. Upon being so informed, such Broker-Dealer may correct and resubmit to the Auction Agent any such Order that, solely as a result of a Clerical Error on the part of such Broker-Dealer, did not conform to the requirements of the Auction Procedures when previously submitted to the Auction Agent. Any such resubmission by a Broker-Dealer shall constitute a representation by such Broker-Dealer that the failure of such Order to have so conformed was solely as a result of a Clerical Error on the part of such Broker-Dealer. If the Auction Agent has not received a corrected conforming Order within one hour and fifteen minutes of the Submission Deadline, the Auction Agent shall, if and to the extent applicable, adjust or apply such Order, as the case may be, in conformity with the provisions of subsections (b), (c) or (d) of this Section 2.03 and, if the Auction Agent is unable to so adjust or apply such Order, the Auction Agent shall reject such Order.

(b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth of one percent (0.001%).

(c) If one or more Orders covering in the aggregate more than the number of Outstanding AMPS are submitted by a Broker-Dealer to the Auction Agent, such Orders shall be considered valid in the following order of priority:

(i) all Hold Orders shall be considered Hold Orders, but only up to and including in the aggregate the number of AMPS for which such Broker-Dealer is the Broker-Dealer of record;

(ii) (A) any Bid of a Broker-Dealer shall be considered valid as a Bid of an Existing Owner up to and including the excess of the number of AMPS for which such Broker-Dealer is the Broker-Dealer of record over the number of the AMPS subject to Hold Orders referred to in clause (i) above;

(B) subject to clause (A) above, all Bids of a Broker-Dealer with the same rate shall be aggregated and considered a single Bid of an Existing Owner up to and including the excess of the number of AMPS for which such Broker-Dealer is the Broker-Dealer of record over the number of AMPS for which such Broker-Dealer is the Broker-Dealer of record subject to Hold Orders referred to in clause (i) above;

(C) subject to clause (A) above, if more than one Bid with different rates is submitted by a Broker-Dealer, such Bids shall be considered Bids of an Existing Owner in the ascending order of their respective rates up to the amount of the excess of the number of AMPS for which such Broker-Dealer is the Broker-Dealer of record over the number of AMPS for which such Broker-Dealer is the Broker-Dealer of record subject to Hold Orders referred to in clause (i) above; and

(D) the number of AMPS, if any, subject to Bids not considered to be Bids for which such Broker-Dealer is the Broker-Dealer of record under this clause (ii) shall be treated as the subject of a Bid by a Potential Owner; and

(iii) all Sell Orders shall be considered Sell Orders, but only up to and including the number of AMPS equal to the excess of the number of AMPS for which such Broker-Dealer is the Broker-Dealer of record over the sum of the number of AMPS considered to be subject to Hold Orders pursuant to clause (i) above and the number of AMPS considered to be subject to Bids for which such Broker-Dealer is the Broker-Dealer of record pursuant to clause (ii) above.

(d) [Reserved]

(e) For purposes of any Auction, if an Auction Agent has been notified by the Issuer that any portion of an Order by a Broker-Dealer relates to AMPS which have been called for redemption on or prior to the Dividend Payment Date next succeeding such Auction, the Order shall be invalid with respect to such portion and the Auction Agent shall conduct the Auction Procedures as if such portion of such Order had not been submitted.

(f) For purposes of any Auction, no AMPS which the Auction Agent has been notified by the Issuer have been called for redemption on or prior to the Dividend Payment Date next succeeding such Auction shall be included in the calculation of Available AMPS for such Auction.

(g) If an Order or Orders covering all of the AMPS is not submitted by a Broker-Dealer of record prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Broker-Dealer covering the number of AMPS for which such Broker-Dealer is the Broker-Dealer of record and not subject to Orders submitted to the Auction Agent; provided, however, that if there is a conversion from one Auction Period to a longer Auction Period and Orders have not been submitted by such Broker-Dealer prior to the Submission Deadline covering the number of AMPS to be converted for which such Broker-Dealer is the Broker-Dealer of record, the Auction Agent shall deem a Sell Order to have been submitted on behalf of such Broker-Dealer covering the number of AMPS to be converted for which such Broker-Dealer is the Broker-Dealer of record not subject to Orders submitted by such Broker-Dealer.

Section 2.04. Determination of Auction Period Rate. (a) If requested by the Issuer or a Broker-Dealer, not later than 10:30 a.m., New York City time (or such other time as may be agreed to by the Auction Agent and all Broker-Dealers), on each Auction Date for the AMPS, the Auction Agent shall advise such Broker-Dealer (and thereafter confirm to the Issuer, if requested) of the All Hold Rate, the Index and, if the Maximum Rate is not a fixed dividend rate, the Maximum Rate. Such advice, and confirmation, shall be made by telephone or other Electronic Means acceptable to the Auction Agent.

(b) Promptly after the Submission Deadline for the AMPS on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, and collectively as a “Submitted Order”) and shall determine (i) the Available AMPS, (ii) whether there are Sufficient Clearing Bids, and (iii) the Auction Rate.

(c) In the event the Auction Agent shall fail to calculate or, for any reason, fails to provide the Auction Rate on the Auction Date, for any Auction Period (i) if the preceding Auction Period was a period of 35 days or less, (A) a new Auction Period shall be established for the same length of time as the preceding Auction Period, if the failure to make such calculation was because there was not at the time a duly appointed and acting Auction Agent or Broker-Dealer, and the Auction Period Rate for the new Auction Period shall be the percentage of the Index set forth in Schedule I under “Determination of Auction Period Rate” if the Index is ascertainable on such date (by the Auction Agent, if there is at the time an Auction Agent, or the Issuer, if at the time there is no Auction Agent) or, (B) if the failure to make such calculation was for any other reason or if the Index is not ascertainable on such date, the prior Auction Period shall be extended to the seventh day following the day that would have been the last day of the preceding Auction Period (or if such seventh day is not followed by a Business Day then to the next succeeding day that is followed by a Business Day) and the Auction Period Rate for the period as so extended shall be the same as the Auction Period Rate for the Auction Period prior to the extension, and (ii) if the preceding Auction Period was a period of greater than 35 days, (A) a new Auction Period shall be established for a period that ends on the seventh day following the day that was the last day of the preceding Auction Period, (or if such seventh day is not followed by a Business Day then to the next succeeding day which is followed by a Business Day) if the failure to make such calculation was because there was not at the time a duly appointed and acting Auction Agent or Broker-Dealer, and the Auction Period Rate for the new Auction Period shall be the percentage of the Index set forth in Schedule I under “Determination of Auction Period Rate” if the Index is ascertainable on such date (by the Auction Agent, if there is at the time an Auction Agent, or the Issuer, if at the time there is no Auction Agent) or, (B) if the failure to make such calculation was for any other reason or if the Index is not ascertainable on such date, the prior Auction Period shall be extended to the seventh day following the day that would have been the last day of the preceding Auction Period (or if such seventh day is not followed by a Business Day then to the next succeeding day that is followed by a Business Day) and the Auction Period Rate for the period as so extended shall be the same as the Auction Period Rate for the Auction Period prior to the extension. In the event a new Auction Period is established as set forth in clause (ii) (A) above, an Auction shall be held on the last Business Day of the new Auction Period to determine an Auction Rate for an Auction Period beginning on the Business Day immediately following the last day of the new Auction Period and ending on the date on which the Auction Period otherwise would have ended had there been no new Auction Period or Auction Periods subsequent to the last Auction Period for which a Winning Bid Rate had been determined. In the event an Auction Period is extended as set forth in clause (i) (B) or (ii) (B) above, an Auction shall be held on the last Business Day of the Auction Period as so extended to determine an Auction Rate for an Auction Period beginning on the Business Day immediately following the last day of the extended Auction Period and ending on the date on which the Auction Period otherwise would have ended had there been no extension of the prior Auction Period.

Notwithstanding the foregoing, neither new nor extended Auction Periods shall total more than 35 days in the aggregate. If at the end of the 35 days the Auction Agent fails to calculate or provide the Auction Rate, or there is not at the time a duly appointed and acting Auction Agent or Broker-Dealer, the Auction Period Rate shall be the Maximum Rate.

(d) In the event of a failed conversion from an Auction Period to any other period or in the event of a failure to change the length of the current Auction Period due to the lack of Sufficient Clearing Bids at the Auction on the Auction Date for the first new Auction Period, the Auction Period Rate for the next Auction Period shall be the Maximum Rate and the Auction Period shall be a seven-day Auction Period.

(e) If the AMPS are no longer maintained in book-entry only form by the Securities Depository, then the Auctions shall cease and the Auction Period Rate shall be the Maximum Rate.

Section 2.05. Allocation of AMPS.

(a) In the event of Sufficient Clearing Bids for the AMPS, subject to the further provisions of subsections (c) and (d) below, Submitted Orders for the AMPS shall be accepted or rejected as follows in the following order of priority:

(i) the Submitted Hold Order of each Existing Owner shall be accepted, thus requiring each such Existing Owner to continue to hold the AMPS that are the subject of such Submitted Hold Order;

(ii) the Submitted Sell Order of each Existing Owner shall be accepted and the Submitted Bid of each Existing Owner specifying any rate that is higher than the Winning Bid Rate shall be rejected, thus requiring each such Existing Owner to sell the AMPS that are the subject of such Submitted Sell Order or Submitted Bid;

(iii) the Submitted Bid of each Existing Owner specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Existing Owner to continue to hold the AMPS that are the subject of such Submitted Bid;

(iv) the Submitted Bid of each Potential Owner specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Potential Owner to purchase the AMPS that are the subject of such Submitted Bid;

(v) the Submitted Bid of each Existing Owner specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Existing Owner to continue to hold the AMPS that are the subject of such Submitted Bid, but only up to and including the number of AMPS obtained by multiplying (A) the aggregate number of AMPS which are not the subject of Submitted Hold Orders described in clause (i) above or of Submitted Bids described in clauses (iii) or (iv) above by (B) a fraction the numerator of which shall be the number of Outstanding AMPS held by such Existing Owner subject to such Submitted Bid and the denominator of which shall be the aggregate number of AMPS subject to such Submitted Bids made by all such Existing Owners that specified a rate equal to the Winning Bid Rate, and the remainder, if any, of such Submitted Bid shall be rejected, thus requiring each such Existing Owner to sell any excess amount of AMPS;

(vi) the Submitted Bid of each Potential Owner specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Potential Owner to purchase the AMPS that are the subject of such Submitted Bid, but only in an amount equal to the number of AMPS obtained by multiplying (A) the aggregate number of AMPS which are not the subject of Submitted Hold Orders described in clause (i) above or of Submitted Bids described in clauses (iii), (iv) or (v) above by (B) a fraction the numerator of which shall be the number of Outstanding AMPS subject to such Submitted Bid and the denominator of which shall be the sum of the aggregate number of AMPS subject to such Submitted Bids made by all such Potential Owners that specified a rate equal to the Winning Bid Rate, and the remainder of such Submitted Bid shall be rejected; and

(vii) the Submitted Bid of each Potential Owner specifying any rate that is higher than the Winning Bid Rate shall be rejected.

(b) In the event there are not Sufficient Clearing Bids for the AMPS, Submitted Orders for the AMPS shall be accepted or rejected as follows in the following order of priority:

(i) the Submitted Hold Order of each Existing Owner shall be accepted, thus requiring each such Existing Owner to continue to hold the AMPS that are the subject of such Submitted Hold Order;

(ii) the Submitted Bid of each Existing Owner specifying any rate that is not higher than the Maximum Rate shall be accepted, thus requiring each such Existing Owner to continue to hold the AMPS that are the subject of such Submitted Bid;

(iii) the Submitted Bid of each Potential Owner specifying any rate that is not higher than the Maximum Rate shall be accepted, thus requiring each such Potential Owner to purchase the AMPS that are the subject of such Submitted Bid;

(iv) the Submitted Sell Orders of each Existing Owner shall be accepted as Submitted Sell Orders and the Submitted Bids of each Existing Owner specifying any rate that is higher than the Maximum Rate shall be deemed to be and shall be accepted as Submitted Sell Orders, in both cases only up to and including the number of AMPS obtained by multiplying (A) the aggregate number of AMPS subject to Submitted Bids described in clause (iii) of this subsection (b) by (B) a fraction the numerator of which shall be the number of AMPS held by such Existing Owner subject to such Submitted Sell Order or such Submitted Bid deemed to be a Submitted Sell Order and the denominator of which shall be the number of AMPS subject to all such Submitted Sell Orders and such Submitted Bids deemed to be Submitted Sell Orders, and the remainder of each such Submitted Sell Order or Submitted Bid shall be deemed to be and shall be accepted as a Hold Order and each such Existing Owner shall be required to continue to hold such excess amount of AMPS; and

(v) the Submitted Bid of each Potential Owner specifying any rate that is higher than the Maximum Rate shall be rejected.

(c) If, as a result of the undertakings described in Section 2.05(a) or (b) above, any Existing Owner or Potential Owner would be required to purchase or sell a number of AMPS that is not a whole number on any Auction Date, the Auction Agent shall by lot, in such manner as it shall determine in its sole discretion, round up or down the number of AMPS to be purchased or sold by any Existing Owner or Potential Owner on such Auction Date so that the number of AMPS purchased or sold by each Existing Owner or Potential Owner on such Auction Date shall be a whole number, even if such allocation results in one or more of such Existing Owners or Potential Owners not purchasing or selling any AMPS on such Auction Date.

(d) If, as a result of the undertakings described in Section 2.05(a) above, any Potential Owner would be required to purchase a number of AMPS that is not a whole number on any Auction Date, the Auction Agent shall by lot, in such manner as it shall determine in its sole discretion, allocate AMPS for purchase among Potential Owners so that the number of AMPS purchased on such Auction Date by any Potential Owner shall be a whole number, even if such allocation results in one or more of such Potential Owners not purchasing AMPS on such Auction Date.

Section 2.06. Notice of Auction Period Rate. (a) On each Auction Date, the Auction Agent shall notify each Broker-Dealer that participated in the Auction held on such Auction Date by Electronic Means acceptable to the Auction Agent and the applicable Broker-Dealer of the following, with respect to the AMPS for which an Auction was held on such Auction Date:

(i) the Auction Period Rate determined on such Auction Date for the succeeding Auction Period;

(ii) whether Sufficient Clearing Bids existed for the determination of the Winning Bid Rate;

(iii) if such Broker-Dealer submitted a Bid or a Sell Order on behalf of an Existing Owner, whether such Bid or Sell Order was accepted or rejected and the number of AMPS, if any, to be sold by such Existing Owner;

(iv) if such Broker-Dealer submitted a Bid on behalf of a Potential Owner, whether such Bid was accepted or rejected and the number of AMPS, if any, to be purchased by such Potential Owner;

(v) if the aggregate number of AMPS to be sold by all Existing Owners on whose behalf such Broker-Dealer submitted Bids or Sell Orders is different from the aggregate number of AMPS to be purchased by all Potential Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Broker-Dealers (and the Agent Member, if any, of each such other Broker-Dealer) and the number of AMPS to be (A) purchased from one or more Existing Owners on whose behalf such other Broker-Dealers submitted Bids or Sell Orders or (B) sold to one or more Potential Owners on whose behalf such Broker-Dealer submitted Bids; and

(vi) the amount of dividend payable per AMPS on each Dividend Payment Date with respect to such Auction Period; and

(vii) the immediately succeeding Auction Date.

(b) On each Auction Date, with respect to the AMPS for which an Auction was held on such Auction Date, each Broker-Dealer that submitted an Order on behalf of any Existing Owner or Potential Owner shall: (i) if requested by an Existing Owner or a Potential Owner, advise such Existing Owner or Potential Owner on whose behalf such Broker-Dealer submitted an Order as to (A) the Auction Period Rate determined on such Auction Date, (B) whether any Bid or Sell Order submitted on behalf of such Owner was accepted or rejected and (C) the immediately succeeding Auction Date; (ii) instruct each Potential Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Owner’s Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of AMPS to be purchased pursuant to such Bid against receipt of such AMPS; and (iii) instruct each Existing Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted or a Bid that was rejected in whole or in part, to instruct such Existing Owner’s Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of AMPS to be sold pursuant to such Bid or Sell Order against payment therefor.

(c) The Auction Agent shall give notice of the Auction Rate to the Issuer by mutually acceptable Electronic Means and the Issuer shall promptly give notice of such Auction Rate to the Securities Depository.

Section 2.07. Index.

(a) If for any reason on any Auction Date the Index shall not be determined as provided in Schedule I, the Index shall be the Index for the prior Business Day.

(b) The determination of the Index as provided in Schedule I and herein shall be conclusive and binding upon the Issuer, the Broker-Dealers, the Auction Agent and the Existing Owners and Potential Owners of the AMPS.

Section 2.08. Miscellaneous Provisions Regarding Auctions.

(a) If the Securities Depository notifies the Issuer that it is unwilling or unable to continue as registered owner of the AMPS or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor to the Securities Depository is not appointed by the Issuer within 90 days after the Issuer receives notice or becomes aware of such condition, as the case may be, the Auctions shall cease and the Issuer shall execute and deliver certificates representing the AMPS. Such AMPS shall be registered in such names and Authorized Denominations as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct the Issuer.

(b) So long as the ownership of the AMPS is maintained in book-entry form by the Securities Depository, an Existing Owner or a beneficial owner may sell, transfer or otherwise dispose of the AMPS only pursuant to a Bid or Sell Order in accordance with the Auction Procedures or to or through a Broker-Dealer, provided that (i) in the case of all transfers other than pursuant to Auctions, such Existing Owner or its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer and (ii) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such AMPS to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this paragraph if such Broker-Dealer remains the Existing Owner of the AMPS so sold, transferred or disposed of immediately after such sale, transfer or disposition.

Section 2.09. Changes in Auction Period or Auction Date.

(a) Changes in Auction Period.

(i) The Issuer, may, from time to time on the Dividend Payment Date immediately following the end of any Auction Period, change the length of the Auction Period with respect to all of the AMPS among seven-days or a Flexible Auction Period in order to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the dividend rate borne by such AMPS. In addition to satisfying the requirements set forth in Section 4 of Part I of the Authorizing Document, the Issuer shall initiate the change in the length of the Auction Period by giving written notice to the Auction Agent, the Broker-Dealers and the Securities Depository that the Auction Period shall change if the conditions described herein are satisfied and the proposed effective date of the change, at least 10 Business Days prior to the Auction Date for such Auction Period.

(ii) Any such changed Auction Period shall be for a period of seven days or a Flexible Auction Period and shall be for all of the AMPS.

(iii) The change in length of the Auction Period shall take effect only if Sufficient Clearing Bids exist at the Auction on the Auction Date for such new Auction Period. For purposes of the Auction for such new Auction Period only, except to the extent any Existing Owner submits an Order with respect to such AMPS, each Existing Owner shall be deemed to have submitted Sell Orders with respect to all of its AMPS if the change is to a longer Auction Period and a Hold Order if the change is to a shorter Auction Period. If there are not Sufficient Clearing Bids for the first Auction Period, the Auction

Rate for the new Auction Period shall be the Maximum Rate, and the Auction Period shall be a seven-day Auction Period.

(b) Changes in Auction Date. The Auction Agent, at the direction of the Issuer, may specify an earlier or later Auction Date (but in no event more than five Business Days earlier or later) than the Auction Date that would otherwise be determined in accordance with the definition of “Auction Date” in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the dividend rate borne by the AMPS. The Auction Agent shall provide notice of the Issuer’s direction to specify an earlier Auction Date for an Auction Period by means of a written notice delivered at least 45 days prior to the proposed changed Auction Date to the Issuer and the Broker-Dealers with a copy to the Securities Depository. In the event the Auction Agent is instructed to specify an earlier or later Auction Date, the days of the week on which an Auction Period begins and ends, the day of the week on which a Flexible Auction Period ends and the Dividend Payment Dates relating to such Flexible Auction Period shall be adjusted accordingly.

(c) Changes Resulting from Unscheduled Holidays. If, in the opinion of the Auction Agent and the Broker-Dealers, there is insufficient notice of an unscheduled holiday to allow the efficient implementation of the Auction Procedures set forth herein, the Auction Agent and the Broker-Dealers may, as they deem appropriate, and after providing notice to the Issuer, set a different Auction Date and adjust any Dividend Payment Dates and Auction Periods affected by such unscheduled holiday. In the event there is not agreement among the Broker-Dealers, the Auction Agent shall set the different Auction Date and make such adjustments as directed by a majority of the Broker-Dealers (based on the number of AMPS for which the Broker-Dealer is listed as the Broker-Dealer in the Existing Owner Registry maintained by the Auction Agent pursuant to Section 2.2(a) of the Auction Agreement), and, if there is not a majority so directing, the Auction Date shall be moved to the next succeeding Business Day following the scheduled Auction Date, and the Dividend Payment Date and the Auction Period shall be adjusted accordingly.

SCHEDULE I

to

AUCTION PROCEDURES

In the event of any conflict between this Schedule I and Appendix A, this Schedule I shall prevail.

Definitions

“All Hold Rate” means, as of any Auction Date, 90% of the Index in effect on such Auction Date for any AMPS the dividend on which is not includable in gross income of the beneficial owner of such AMPS for federal income tax purposes and 90% of the Index in effect on such Auction Date for any AMPS the dividend on which is includable in gross income of the beneficial owner of such AMPS for federal income tax purposes.

“AMPS” means the Series W7 Auction Market Preferred Shares.

“Auction Agent” shall initially be The Bank of New York.

“Auction Date” shall include as part of the definition the first Auction Date which shall be                     , 2007 for the Series W7 AMPS.

“Authorized Denomination” means $25,000 unless another amount is specified here.

“Authorizing Document” means the Issuer’s Charter.

“Broker-Dealer” shall initially be each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Oppenheimer & Co. Inc. and Wachovia Capital Markets, LLC.

“Dividend Payment Date” includes the first Dividend Payment Date which shall be                     , 2007 for the Series W7 AMPS.

“Index” means on any Auction Date with respect to AMPS in any Auction Period of 35 days or less the LIBOR Rate (as defined in the Authorizing Document). The Index with respect to AMPS in any Auction Period of more than 35 days shall be the rate on United States Treasury Securities having a maturity which most closely approximates the length of the Auction Period as last published in The Wall Street Journal or such other source as may be mutually agreed upon by the Issuer and the Broker-Dealers. If either rate is unavailable, the Index shall be an index or rate agreed to by all Broker-Dealers and consented to by the Issuer. For the purpose of this definition an Auction Period of 35 days or less means a 35-day Auction Period or shorter Auction Period, i.e. a 35-day Auction Period which is extended because of a holiday would still be considered an Auction Period of 35 days or less.

“Initial Period” means the period from the Closing Date to but not including                     , 2007 with respect to the Series W7 AMPS.

“Initial Dividend Period” means the rate proposed by the managing underwriter, and set by the Issuer’s Board of Directors, prior to delivery of the AMPS.

“Issuer” means Cohen & Steers Global Income Builder, Inc.

“Maximum Rate” for shares of the AMPS on any Auction Date for shares of such AMPS, shall mean for any Auction Period, the greater of the Application Percentage (as defined in the Authorizing Document) of the Index or the Applicable Spread (as defined in the Authorizing Document) plus the Index. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandths (0.001) of one percent.

Auction Procedures

Determination of Auction Period Rate. The percentage of the Index in Section 2.04(c) is 90%.

$90,000,000

Cohen & Steers

Global Income Builder, Inc.

Auction Market Preferred Shares (“AMPS”)

3,600 Shares, Series W7

Liquidation Preference $25,000 per Share

PROSPECTUS

Merrill Lynch & Co.

Oppenheimer & Co.

Wachovia Securities

                         , 2007

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated October 15, 2007

280 PARK AVENUE

NEW YORK, NEW YORK 10017

(800) 437-9912

STATEMENT OF ADDITIONAL INFORMATION

Auction Market Preferred Shares (“AMPS”)

3,600 Shares, Series W7

                    , 2007

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus of Cohen & Steers Global Income Builder, Inc., dated             , 2007 (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained free of charge by writing or calling the address or phone number shown above. You also may obtain a copy of the Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov).

Privacy Policy

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

The Fund does not receive any nonpublic personal information relating to the stockholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of stockholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these stockholders, the Fund also has access to specific information regarding their transactions in the Fund.

The Fund does not disclose any nonpublic personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary to service stockholder accounts. The Fund restricts access to nonpublic personal information about its stockholders to Cohen & Steers employees with a legitimate business need for the information.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

GENERAL INFORMATION

Cohen & Steers Global Income Builder, Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Maryland corporation on April 10, 2007. Cohen & Steers Capital Management, Inc. (the “Investment Manager”) serves as the Fund’s investment manager. The Fund’s investment objective is total return, with an emphasis on high current income.

STATEMENT OF ADDITIONAL INFORMATION

Much of the information contained in this SAI expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

The following descriptions supplement the descriptions of the principal investment objective, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund’s investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the stockholders; however, the Fund will not change its non-fundamental investment policies without written notice to stockholders.

The Investment Manager will construct the Fund’s investment portfolio primarily by allocating the Fund’s assets to selections from the five proprietary strategies used by the Investment Manager in managing other established Cohen & Steers portfolios (the “Select Strategies”). Allocations and reallocations of the Fund’s assets to the Select Strategies will be determined by the Investment Manager’s senior portfolio managers within the parameters described below, taking into consideration market conditions and available investment opportunities. Three primary factors will be considered in determining portfolio allocation: income potential, total return potential and diversification. The five proprietary strategies are:

•	Global Large Cap Strategy: dividend paying common stocks with potential for attractive and sustainable dividend growth issued by companies across a variety of industries and sectors

•	Global Real Estate Strategy: real estate securities, including real estate investment trusts (“REITs”) or REIT-like structures

•	Global Utility Strategy: common stocks and other equity securities issued by utility companies and master limited partnerships (“MLPs”)

•	Global Preferred Strategy: preferred securities, including traditional preferred securities and hybrid-preferred securities

•	Closed-End Funds Strategy: common stocks of closed-end funds that invest significantly in equity or income-producing securities

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The Fund intends to focus primarily on securities selected from the Global Large Cap Strategy. Based on current market conditions, the Fund is initially expected to have 60% of its managed assets allocated to the Global Large Cap Strategy and 40% of its managed assets allocated among the Global Real Estate, Global Utility, Global Preferred and Closed-End Funds Strategies, although allocations among the Select Strategies will vary over time based on market conditions, perhaps significantly. The Fund may not be invested in securities from all of the Select Strategies at all times. The Fund’s “managed assets” are equal to the net asset value of the Fund’s Common Shares plus the principal amount of borrowings, if any, and the liquidation value of any AMPS.

There can be no assurance that the Fund will achieve its investment objective. See the Prospectus, “Investment Objective and Policies—Investment Strategies.”

REAL ESTATE INVESTMENT TRUSTS

The Fund may invest in REITs. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level U.S. Federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from certain prescribed sources relating to real estate (including rents from real property and interest on loans secured by mortgages on real property), and distribute to stockholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the

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REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

PREFERRED SECURITIES

The Fund may invest in preferred securities. There are two basic types of preferred securities in the U.S market—traditional preferred securities and hybrid-preferred securities. Non-U.S. issuers may issue securities with similar characteristics.

Traditional Preferred Securities. Traditional preferred securities pay fixed or adjustable rate dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund may invest will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities, and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds. Preferred securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Hybrid-Preferred Securities. Hybrid-preferred securities are generally in the form of interest-bearing notes with preferred security characteristics, or are issued by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

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Hybrid-preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a hybrid-preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price.

FIXED-INCOME SECURITIES

The Fund may invest in fixed-income securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).

The Fund may invest without limit in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Investment Manager to be of comparable quality. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default.

High Yield-Lower Rated Securities. Higher yielding (and, therefore, higher risk) securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. Higher yielding securities also may be particularly susceptible to economic downturns.

An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

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Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative share price volatility. The ratings of the NRSROs represent their opinions as to the quality of the obligations which they undertake to rate. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the judgment, analysis and experience of the Investment Manager in evaluating the creditworthiness of an issuer.

Because there is no established retail secondary market for many higher yielding securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund’s ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

Companies that issue certain higher yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Zero Coupon, Pay-In-Kind and Step-Up Securities. The Fund may invest in zero coupon U.S. Treasury securities, which are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions that constitute a proportionate ownership of the issuer’s pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The Fund may invest in pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds. The Fund also may purchase step-up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile than the market prices of securities that pay cash interest periodically and are likely to respond to a greater degree to changes in interest rates than securities having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the

5

holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

VARIABLE AND FLOATING RATE SECURITIES

The Fund may invest in variable and floating rate securities, which provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although it will participate in any declines in interest rates as well.

The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

SENIOR LOANS

The Fund may invest in senior secured floating rate loans (“Senior Loans”). Senior Loans generally are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower’s capital structure, pay interest at rates that are redetermined periodically on the basis of a floating base lending rate, such as the London Inter-bank Offered Rate (“LIBOR”), plus a premium. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Borrowers generally will use proceeds from Senior Loans to finance leveraged buyouts, recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes. The Fund may invest in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk.

Senior Loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Fund’s investments in Senior Loans will be more dependent on the analytical abilities of the Investment Manager than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Investment Manager may consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

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MORTGAGE-RELATED SECURITIES

Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits (“REMICs”), adjustable rate mortgages, real estate investment trusts or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Residential Mortgage-Related Securities. The Fund may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued by governmental agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), or issued by private entities. Similar to commercial mortgage-related securities, residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also know as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Commercial Mortgage-Related Securities. The Fund may invest in commercial mortgage-related securities which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. Similar to residential mortgage-related securities, commercial mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. These mortgage-related securities generally are constructed to provide protection to the senior classes investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities (“Subordinated Securities”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

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Subordinated Securities. The Fund may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (“CMOs”) and Multi-Class Pass-Through Securities. The Fund may invest in CMOs, which are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or FHLMC pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or (e) any combination thereof.

Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. The Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities. The Fund also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class received some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only

8

security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Private Entity Securities. The Fund may invest in mortgage-related securities issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund’s shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

The cash flow generated by the mortgage assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an IO class of stripped mortgage-back securities. See “Stripped Mortgage-Backed Securities” above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to stripped mortgage-back securities, in certain circumstances, the Fund may fail to fully recoup its initial investment in a CMO residual.

CMO residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, whether or not registered under the Securities Act of 1933, as amended (the “Securities Act”), CMO residuals may be subject to certain restrictions of transferability. Ownership of certain CMO residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser.

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Other Mortgage-Related Securities. Other mortgage-related securities in which the Fund may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

ASSET-BACKED SECURITIES

Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included credit card and automobile receivables, home equity loans, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

CONVERTIBLE SECURITIES

As discussed in the Prospectus, the Fund may invest in convertible securities and are subject to the risks associated with such investments. The Fund also may invest in mandatory convertible securities, which are distinguished as a subset of convertible securities because they may be called for conversion by the issuers after a particular date and under certain circumstances (including at a specified price) established upon its issuance. The conversion is not optional, and the conversion price is based solely upon the market price of the underlying common stock, which may be significantly less than par or the

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price paid. For these reasons, the risks associated with investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Because the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss.

The Fund also may invest in so-called “synthetic convertible securities,” which are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option. The “market value” of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

CREDIT RISK AND LOWER-RATED SECURITIES

The Fund may invest without limit in securities rated below investment grade, such as those rated below Baa or BBB by Moody’s and S&P, respectively, or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Manager to be below investment grade. Securities rated Ba by Moody’s are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The Fund will not invest in securities which are in default at the time of purchase.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

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The ratings of rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on the Fund’s credit analysis than would be the case when the Fund invests in rated securities.

FOREIGN SECURITIES

Foreign securities in which the Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements and not be publicly traded. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers, including depositary receipts (described below), foreign government obligations and securities of supranational entities, are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Developing countries have economic structures that generally are less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Depositary Receipts. The Fund may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts and American Depositary Shares (“ADRs”), Global Depositary Receipts and Global Depositary Shares (“GDRs”) and other forms of depositary receipts. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

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OTHER INVESTMENT COMPANIES

The Fund may invest in other investment companies in pursuant to the Closed-End Funds Strategy. The Fund also may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of the AMPS, or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the Prospectus in the sections entitled “Use of Leverage” and “Use of Leverage—Leverage Risks,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies; the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund may be limited in the amount the Fund and its affiliates can invest in any one fund (a “Portfolio Fund”) to 3% of the Portfolio Fund’s total outstanding stock. As a result, the Fund may hold a smaller position in a Portfolio Fund than if it were not subject to this restriction. To comply with provisions of the 1940 Act, on any matter upon which Portfolio Fund stockholders are solicited to vote the Investment Manager may be required to vote Portfolio Fund shares in the same general proportion as shares held by other stockholders of the Portfolio Fund.

RESTRICTED AND ILLIQUID SECURITIES

When purchasing securities that have not been registered under the Securities Act, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund’s decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund’s Board of Directors. The Investment Manager monitors carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified

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institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

STRATEGIC TRANSACTIONS

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions; equity swaps; credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.”

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Fund as a whole. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. If the Fund invests in derivatives at inopportune times or if the Investment Manager judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if it were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Successful use of derivatives by the Fund also is subject to the ability of the Investment Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives.

The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the “CFTC”)). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Foreign Currency Transactions. Currency transactions include forward currency contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. Foreign currency transactions may involve, for example, the Fund’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently

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own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. The Fund’s success in these transactions will depend principally on the ability of the Investment Manager to predict accurately future foreign currency exchange rates.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Forward Currency Contracts. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses.

Futures Transactions. The Fund may enter into futures contracts and options thereon in U.S. domestic markets, or on exchanges located outside the United States. These futures contracts and options include these with respect to foreign currencies and interest rates. A currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. In addition, if the Fund has insufficient cash, it may have to sell portfolio holdings to meet daily variation margin requirements. The Fund may have to sell portfolio holdings at a time when it may be disadvantageous to do so.

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Options. The Fund may buy and sell (write) covered call and put options. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund, respectively, segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The writer of a covered call or put option receives a premium which it retains whether or not the option is exercised.

The Fund may buy and sell call and put options on foreign currency. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying currency at the exercise price at any time during the option period, or at a specific date, at a price which the purchaser expects to be lower than the spot price of the currency at the time the option is exercised. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying currency at the exercise price at any time during the option period, or at a specific date, at a price which the seller anticipates to be higher than the spot price of the currency at the time the option is exercised.

The Fund may purchase cash-settled options on interest rate swaps, including interest rate swaps denominated in foreign currency in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Interest Rate Transactions. Among the Strategic Transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or, as discussed in the Prospectus, to hedge against increased Fund Preferred Share dividend rates or increases in the Fund’s cost of Borrowings. For a more complete discussion of interest rate transactions, see “—Interest Rate Transactions.”

Swap Agreements. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements and swaptions (options on swaps). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so. Swap agreements are two-party

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contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Interest Rate Swaps. Forms of interest rate swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit Swaps. In a credit swap (also sometimes referred to as “credit default swap” or “credit default put”), one party makes an upfront payment or a series of periodic payments and, upon the occurrence of a specified credit event with respect to a designated third party, the other party makes a payment based on a notional amount or the face value of a specified instrument, which in some (but not all) cases will only be made against delivery of such specified instrument.

Total Return Swaps. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment.

Equity Index Swaps. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. The Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

The use of swaps is a highly specialized activity which involves special investment techniques and risks, including increased volatility and the credit risk associated with the counterparty to the derivative. These investments generally will be subject to transaction costs and other fees, which will reduce the value of the Fund’s investment. In addition, if the Investment Manager is incorrect in its forecasts of market values, interest rates or exchange rates, the performance of the Fund may be adversely affected.

Structured Notes and Related Instruments. Structured notes and related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the

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performance of a benchmark asset, market, interest rate or other financial indicator (an “embedded index”) or the relevant changes in two or more embedded indices, such as the differential performance of two assets or markets.

Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments issued through a trust or partnership through which the Fund would hold the underlying debt obligations may be in the form of swap products, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate, or partnerships which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. The terms of structured instruments assembled in the form of medium-term notes normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The value of structured instruments may move in the same or the opposite direction as the value of the embedded index, so that appreciation of the embedded index may produce an increase or decrease in the interest rate or value of the instrument at maturity. The terms of structured instruments may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. Consequently, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s) so that the instrument may be more or less volatile than the embedded index, depending on the multiplier. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

MASTER LIMITED PARTNERSHIPS

The Fund may invest in equity securities of MLPs. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale

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of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form

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of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than three business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

DEFENSIVE POSITIONS; USE OF PROCEEDS

For temporary defensive purposes or to keep cash on hand fully invested, and following the offering pending investment in securities that meet the Fund’s investment objective, the Fund may invest up to 100% of its total assets in U.S. Government securities or high-quality, short-term money market instruments.

The Fund may invest in U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the

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United States, Small Business Administration, and GNMA, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the FNMA, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

Money market instruments and short-term fixed income investments include:

1. certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

2. repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

3. commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time.

If the Fund invests in commercial paper, the Investment Manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and/or interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest

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categories by a major rating agency or are unrated but determined to be of comparable quality by the Investment Manager and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

CASH RESERVES

The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, certificates of deposit, bankers’ acceptances issued by domestic banks having managed assets in excess of one billion dollars, and money market mutual funds.

In entering into a repurchase agreement for the Fund, the Investment Manager will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

INTEREST RATE TRANSACTIONS

In order to seek to reduce the interest rate risk inherent in our underlying investments, the AMPS and any other outstanding preferred stock or variable rate Borrowings, we may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the AMPS or any other outstanding preferred stock or any variable rate Borrowings. The payment obligation would be based on the notional amount of the swap. We may use an interest rate cap, which would require us to pay a premium to the cap counterparty and would entitle us, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. We would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund’s Common Shares as a result of leverage.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance on the Fund’s Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund’s Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund’s Common Shares. Buying interest rate caps could enhance the performance of the Fund’s Common Shares by providing a ceiling on

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leverage expenses. Buying interest rate caps could also decrease the net income of the Fund’s Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. We would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund’s leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the AMPS or any other outstanding preferred stock or rate of interest on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund’s Common Shares. Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Investment Manager believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s Common Shares. The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Fund may choose or be required to redeem some or all of any outstanding AMPS or other preferred stock or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

INVESTMENT RESTRICTIONS

The investment objective and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

The Fund may not:

1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom; or pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

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2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

3. Purchase or sell real estate or mortgages on real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and securities secured by real estate or interests therein, and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, forward contracts and options thereon, and currency options and such similar instruments;

5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities;

6. Invest more than 25% of its managed assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities;

7. Acquire or retain securities of any investment company other than (a) in accordance with the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and the rules thereunder, and (b) through the acquisition of securities of any investment company as part of a merger, consolidation or similar transaction; or

8. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities; provided that the purchase of investment assets with the proceeds of a permitted borrowing or securities offering, as well as margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and short sales will not be deemed to be the purchase of securities on margin.

The investment restrictions numbered 1 through 6 in this SAI have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a “majority of the outstanding” Common Shares, the AMPS and any other outstanding preferred shares voting as a single class, and the holders of a “majority of the outstanding” AMPS and any other outstanding preferred stock, voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Investment restrictions numbered 7 and 8 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after the issuance the value of the Fund’s assets is at least 200% of the liquidation preference of the outstanding preferred stock ( i.e, such liquidation preference may not exceed 50% of the Fund’s assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowing is at least 200% of such liquidation preference. The Fund intends, to the extent possible, to purchase or redeem the AMPS and any other outstanding shares of preferred stock from time to time to the extent necessary in order to maintain coverage of the AMPS and any other outstanding shares of preferred stock of at least 200%. If the Fund has AMPS or any other shares of preferred stock outstanding, two of the Fund’s Directors will be elected by the holders of

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the AMPS and any other shares of preferred stock outstanding, voting separately as a class. The remaining Directors of the Fund will be elected by Common Shareholders and holders of the AMPS and any other shares of outstanding preferred stock, voting together as a single class. In the event the Fund failed to pay dividends on AMPS and any other shares of outstanding preferred stock for two years, holders of AMPS and any other shares of outstanding preferred stock, voting together as a single class, would be entitled to elect a majority of the Directors of the Fund.

Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund’s assets less liabilities other than the borrowing is at least 300% of the principal amount of such borrowing ( i.e., such principal amount may not exceed 33 1/3% of the Fund’s assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Fund’s Board of Directors.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Investment Manager and administrator, sub-advisors (“Subadvisors”), sub-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers and the Investment Manager and Subadvisors, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors.

Basic information about the identity and experience of each Director and officer is set forth in the charts below. The Investment Manager is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “CNS.”

The Directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the fund complex, and other directorships held by the Director are set forth below.

Name, Address(1) And Age	Position Held With the Fund(2) Since and Term(3)	Principal Occupation During Past 5 Years (Including Other Directorships Held)
Interested Directors*
Robert H. Steers Age: 54	Director and Co-Chairman	Co-Chairman and Co-Chief Executive Officer of the Investment Manager and CNS. Prior thereto, Chairman of the Investment Manager.

Martin Cohen Age: 58	Director and Co-Chairman	Co-Chairman and Co-Chief Executive Officer of the Investment Manager and CNS. Prior thereto, President of the Investment Manager.

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Name, Address(1) And Age	Position Held With the Fund(2) Since and Term(3)	Principal Occupation During Past 5 Years (Including Other Directorships Held)
Disinterested Directors
Bonnie Cohen** Age: 64	Director	Private Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director of Wellsford Real Properties, Inc.

George Grossman Age: 53	Director	Attorney-at-law.

Richard E. Kroon Age: 64	Director	Member of Investment Subcommittee, Monmouth University. Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation; and former chairman of the National Venture Capital Association.

Richard J. Norman Age: 64	Director	Private Investor. Executive of the Board of Directors of Maryland Public Television; Board Member, The Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.

Frank K. Ross Age: 63	Director	Professor of Accounting, Howard University. Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.

Willard H. Smith Jr.*** Age: 70	Director	Board member of Essex Property Trust, Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.

C. Edward Ward, Jr. Age: 61	Director	Member of Board of Trustees of Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.

*	Messrs. Cohen and Steers are “interested persons” as defined in the 1940 Act because of their positions with the Investment Manager.

**	Martin Cohen and Bonnie Cohen are unrelated.

***	Solely as a result of his ownership of securities of one of the underwriters, Mr. Smith is technically an “interested person” of the Fund (as defined in the 1940 Act), until after completion of this offering of the AMPS. After completion of this offering, he will be a disinterested Director.

(1)	The address for all Directors is 280 Park Avenue, New York, NY 10017.

(2)	Each Director also serves as a Director of 21 other Cohen & Steers open- and closed-end registered investment companies (collectively, with the Fund, comprised of 22 investment portfolios, the “Cohen & Steers Funds”).

(3)	Each Director has served as a Director of the Fund since the Fund’s inception. Beginning with the first annual meeting of stockholders of the Fund held after the initial public offering of the shares of the Fund the Board shall be divided into three classes: Class I, Class II and Class III. At the first annual meeting, Directors of Class I shall be elected to the Board for a term expiring at the next succeeding annual meeting of stockholders, Directors of Class II shall be elected to the Board for a term expiring at the second succeeding annual meeting of stockholders and Directors of Class III shall be elected to the Board for a term expiring at the third succeeding annual meeting of stockholders. At each subsequent annual meeting of stockholders, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified.

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The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

Name, Address and Age(1)	Position (s) Held With Fund Since and Term(2)	Principal Occupation During Past Five Years
Adam M. Derechin Age: 42	President and Chief Executive Officer	Chief Operating Officer of the Investment Manager since August 2003. Senior Vice President of the Investment Manager from 1998 to August 2003.

Robert S. Becker Age: 38	Vice President	Senior Vice President of the Investment Manager since 2003. Prior thereto, portfolio manager at Franklin Templeton Investments.

Douglas R. Bond Age: 47	Vice President	Executive Vice President of the Investment Manager since June 2004. Prior thereto, first vice president at Merrill Lynch & Co., Inc. responsible for asset managers and funds.

James S. Corl Age: 41	Vice President	Senior Vice President of the Investment Manager since 2000.

Joseph M. Harvey Age: 43	Vice President	President of the Investment Manager since 2003 and prior to that, Senior Vice President and director of investment research.

Richard Helm Age: 48	Vice President	Senior Vice President of the Investment Manager since 2003. Prior thereto, senior portfolio manager of WM Advisors, Inc.

Yigal D. Jhirad Age: 43	Vice President	Senior Vice President since 2007. Prior thereto, executive director at Morgan Stanley and head of prime brokerage equity product marketing responsible for developing and marketing quantitative and derivatives products to hedge funds.

William F. Scapell Age: 39	Vice President	Senior Vice President of the Investment Manager since February 2003. Prior thereto, chief strategist for preferred securities at Merrill Lynch & Co.

James Giallanza Age: 41	Treasurer	Senior Vice President of the Investment Manager since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.

Francis C. Poli Age:	Secretary	Executive Vice President, Secretary and General Counsel of the Investment Manager since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.

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Name, Address and Age(1)	Position (s) Held With Fund Since and Term(2)	Principal Occupation During Past Five Years
Tina M. Payne Age:	Assistant Secretary	Vice President and Associate General Counsel of the Investment Manager since June 2007. Prior to that, Vice President and Counsel at PFPC Inc. (financial services company) from 2003 to 2007; Associate at Stradley, Ronon, Stevens and Young, LLC (law firm) from 2001 to 2003.

Lisa Phelan Age: 39	Chief Compliance Officer	Vice President of the Investment Manager since 2006. Prior thereto, Chief Compliance Officer of Avatar Associates and Overture Asset Managers from 2003 to 2004. Prior thereto, First Vice President, Risk Management, for Prudential Securities.

(1)	The address of each officer is Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017. Each officer serves in the same capacity for all of the Cohen & Steers Funds.

(2)	Each officer has been an officer of the Fund since the Fund’s inception (except Mr. Poli and Ms. Payne, who was appointed to their respective officer positions in October 2007) and serves for an indefinite term, until his or her successor is elected and qualified.

The following table provides information concerning the dollar range of the Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Funds.

	Dollar Range of Equity Securities in the Fund as of October 1, 2007	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Funds as of October 1, 2007
Bonnie Cohen	None	over $100,000
Martin Cohen	None	over $100,000
George Grossman	None	over $100,000
Richard E. Kroon	None	$50,000-$100,000
Richard J. Norman	None	over $100,000
Frank K. Ross	None	over $100,000
Willard H. Smith Jr.	None	over $100,000
Robert H. Steers	None	over $100,000
C. Edward Ward, Jr.	None	$50,000-$100,000

Conflicts of Interest. No Director who is not an “interested person” of the Fund as defined in the 1940 Act (“Independent Directors”), and no immediate family members, owns any securities issued by the Investment Manager or any person or entity (other than a Cohen & Steers Fund) directly or indirectly controlling, controlled by or under common control with the Investment Manager.

BOARD’S ROLE IN FUND GOVERNANCE

Committees. The Fund’s Board of Directors has four standing committees of the Board, the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee, each of which is composed solely of Independent Directors. All of the Independent Directors are members of the Nominating and Contract Review Committees. The members of the Governance Committee are Messrs. Norman, Smith and Ward. The members of the Audit Committee are Ms. Cohen and Messrs. Grossman, Kroon and Ross.

The main function of the Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund’s independent registered public accounting firm, and the performance of the Fund’s internal control systems and independent registered public accounting firm.

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The main functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the Director nominees for the next annual meeting of stockholders and to set any necessary standards or qualifications for service on the Board of Directors. The Nominating Committee will consider nominees properly recommended by the Funds’ stockholders. Stockholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund’s Secretary.

The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Investment Manager and to select third parties to provide evaluative reports and other information regarding the services provided by the Investment Manager to the Board.

The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board committee.

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the fiscal year ending December 31, 2007. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other Cohen & Steers Fund. Each of the other Directors is paid an annual retainer of $4,500 and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In addition, the Cohen & Steers Funds pay the chair of the Governance Committee (Mr. Norman) and Contract Review Committee (Mr. Grossman) each an annual fee of $10,000, the Audit Committee chair (Mr. Ross) an annual fee of $15,000 and the lead Independent Director (Mr. Kroon) an annual fee of $50,000. In the column headed “Total Compensation from the Fund and the Cohen & Steers Funds,” the compensation paid to each Director represents the aggregate amount expected to be paid to the Director by the Fund and the 21 other Cohen & Steers Funds for the fiscal year ending December 31, 2007. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Funds.

Name of Person, Position of Fund Directors	Aggregate Compensation from Fund	Total Compensation from the Fund and the Cohen & Steers Funds
Bonnie Cohen, Director	$3,250	$138,125
Martin Cohen, Director and Co-Chairman*	0	0
George Grossman, Director	$3,363	$148,125
Richard E. Kroon, Director**	$3,818	$188,125
Richard J. Norman, Director	$3,363	$148,125
Frank K. Ross, Director	$3,420	$153,125
Willard H. Smith Jr., Director	$3,250	$138,125
Robert H. Steers, Director and Co-Chairman*	0	0
C. Edward Ward, Jr., Director	$3,250	$138,125

*	“Interested person,” as defined in the 1940 Act, of the Fund because of affiliation with the Investment Manager.

**	Lead Independent Director.

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PRINCIPAL STOCKHOLDERS

To the knowledge of the Fund, as of October 1, 2007, no current Director of the Fund owned 1% or more of the outstanding Common Shares, and the officers and Directors of the Fund owned, as a group, less than 1% of the Common Shares and no AMPS.

As of October 1, 2007, no person to the knowledge of the Fund, owned beneficially more than 5% of the outstanding Common Shares and there were no AMPS outstanding.

INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT MANAGER

Cohen & Steers Capital Management, Inc., with principal offices located at 280 Park Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986. Its current clients include pension plans of leading corporations, endowment funds and the Cohen & Steers Funds. Mr. Cohen and Mr. Steers are “controlling persons” of the Investment Manager on the basis of their beneficial ownership of the Investment Manager’s stock.

Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of 1.00% of the average daily managed assets of the Fund ( i.e, the net asset value of the Common Shares plus the liquidation preference of the AMPS and any other outstanding preferred stock and the principal amount of any Borrowings used for leverage).

The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other services, such as coordinating matters with the transfer agent and the custodian, which the Investment Manager is not required to furnish under the Investment Management Agreement. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates. The cost to the Fund of these services must be agreed to by the Fund.

All of the officers of the Fund listed above are officers or employees of the Investment Manager. Their affiliations with the Fund and with the Investment Manager are provided under their principal business occupations.

THE SUBADVISORS

The Investment Manager has entered into Subadvisory Agreements with three of its affiliated registered investment advisors, Cohen & Steers Europe S.A. (“CNS Europe”), Cohen & Steers Asia Limited (“CNS Asia”) and Cohen & Steers UK Limited (“CNS UK”), all of which also are direct or indirect wholly-owned subsidiaries of CNS. References in this SAI to activities and responsibilities of the Investment Manager may be performed by one or more of the Subadvisors pursuant to its Subadvisory Agreements with the Subadvisors.

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Each of the Subadvisors provides investment advisory and research services to the Investment Manager in connection with managing the Fund’s investments. CNS Europe is located at 166 Chaussee de la Hulpe, 1170 Brussels, Belgium, CNS UK is located at 21 Sackville Street, 4th floor, London, U.K, and CNS Asia is located at 1202, Citibank Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong.

For their services under the Subadvisory Agreement between the Investment Manager and each Subadvisor, the Investment Manager (not the Fund) pays CNS Europe, CNS UK and CNS Asia a monthly fee at the annual rate of 5.00%, 5.00% and 10.00%, respectively, of the investment management fee paid by the Fund to the Investment Manager under the Investment Management Agreement.

PORTFOLIO MANAGERS

Portfolio Managers. The Fund’s portfolio managers (each referred to as a “portfolio manager”) are listed below. Each portfolio manager manages other investment companies and/or investment vehicles and accounts in addition to the Fund. The following tables show, as of December 31, 2006, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

Portfolio Manager	Registered Investment Companies ($)	Other Pooled Investment Vehicles ($)	Other Accounts ($)
Martin Cohen	17(18,915,350,000)	13(2,800,044,000)	42(4,543,650,000)
Robert H. Steers	17(18,915,350,000)	13(2,800,044,000)	42(4,543,650,000)
Joseph M. Harvey	17(18,915,350,000)	13(2,800,044,000)	42(4,543,650,000)
Robert S. Becker	4(4,369,199,000)	0(0)	0(0)
Douglas R. Bond	1(504,224,000)	0(0)	0(0)
James S. Corl	17(18,915,350,000)	13(2,800,044,000)	42(4,543,650,000)
Richard E. Helm	2(369,596,262)	1(22,328,897)	1(6,854,828)
Yigal D. Jhirad	0(0)	0(0)	0(0)
Willliam F. Scapell	9(11,899,254,000)	3(159,521,000)	11(615,832,000)

The Fund is a newly organized investment company. Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owns any securities issued by the Fund.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Investment Manager. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Investment Manager strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Investment Manager to allocate investment ideas pro rata to all accounts with the same primary investment objective.

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Investment Manager and Subadvisors Compensation Structure. Compensation of the Investment Manager’s and Subadvisors’ portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting generally of restricted stock units of the Investment Manager’s and Subadvisors’ parent, Cohen & Steers, Inc. The Investment Manager’s and Subadvisors’ investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Investment Manager’s and Subadvisors’ investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or around the December 31st fiscal year-end of CNS.

Method to Determine Compensation. The Investment Manager and Subadvisors compensate their portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. The Investment Manager and Subadvisors use a variety of benchmarks to evaluate the portfolio managers’ performance (depending on which Select Strategy the portfolio manager manages), including the Russell 1000 Value Index, the S&P 500/Barra Value Index, the NAREIT Equity REIT Index, the Merrill Lynch Fixed Rate Preferred Index, the S&P 1500 Utilities Index, the S&P 500 Index and the Lehman Aggregate Bond Index. In evaluating the performance of a fund and its portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Investment Manager and the Subadvisors do not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers varies in line with on the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Investment Manager, a Subadvisor or CNS and supervising various departments within the Investment Manager, a Subadvisor or CNS) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them. The Investment Manager and Subadvisors seek to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Investment Manager participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Investment Manager, Subadvisors and CNS. While the salary of each portfolio manager is fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

In addition, Mr. Helm and the investment team that is assembled in Seattle, Washington to manage large cap value portfolios are entitled to additional compensation based on a percentage of revenues, less allocated expenses, associated with fees paid to the Investment Manager with respect to large cap value portfolios.

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In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Investment Manager and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Investment Manager however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Investment Manager may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis. Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the Investment Manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

ADMINISTRATIVE SERVICES

Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including (i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund’s officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund’s registration statement, including Prospectus and SAI, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund’s stockholders and filing of these reports with the Securities and Exchange Commission, Forms N-CSR, N-Q, N-SAR and N-PX filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual stockholders; (vi) supervising the daily pricing of the Fund’s investment portfolio and the publication of the net asset value of the Fund’s shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the custodian, transfer agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the custodian and transfer agent) and preparing and filing of tax reports other than the Fund’s income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, 0.08% of the Fund’s average daily managed assets.

In accordance with the terms of the Administration Agreement and with the approval of the Fund’s Board of Directors, the Investment Manager has caused the Fund to retain State Street Bank and Trust Company (“State Street Bank”) as sub-administrator under a fund accounting and administration

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agreement (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund’s net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund’s books and records that are not maintained by the Investment Manager, custodian or transfer agent; (iii) preparing financial information for the Fund’s income tax returns, proxy statements, stockholders reports, and Securities and Exchange Commission filings; and (iv) responding to stockholder inquiries.

The Investment Manager remains responsible for monitoring and overseeing the performance by State Street Bank and The Bank of New York, as custodian and transfer agent, disbursing agent and registrar, respectively, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund’s Board of Directors.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

State Street Bank, which has its principal business office at One Lincoln Street, Boston, Massachusetts 21111, has been retained to act as custodian of the Fund’s investments. The Bank of New York, which has its principal business office at 101 Barclay Street, Floor 11 East, New York, New York 10286, has been retained as the auction agent, transfer agent, dividend disbursing agent and registrar for the AMPS. Neither State Street Bank nor The Bank of New York has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio. The Depositary Trust Company will act as securities depository for the AMPS.

CODE OF ETHICS

The Fund, the Investment Manager and the Subadvisors have adopted codes of ethics under Rule 17j-1 under the 1940 Act. The code of ethics of the Fund, the Investment Manager and the Subadvisors, among other things, prohibits management personnel from investing in REITs and real estate securities, preferred securities and initial public offerings and requires pre-approval for investments in Cohen & Steers closed-end funds and private placements. In addition, the Fund’s Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that the security is being considered for purchase or sale by the Fund, or is being purchased or sold by the Fund. These codes of ethics can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (information on the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-5850), is available on the EDGAR Database on the Securities and Exchange Commission’s web site at http:\\www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or writing the Securities and Exchange Commission at Public Reference Section, Washington, D.C. 20549.

PROXY VOTING

The Fund’s Board of Directors has delegated the responsibility for voting proxies on behalf of the Fund to the Investment Manager. The following is a summary of the proxy voting policies and procedures for the Investment Manager.

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Voting rights are an important component of corporate governance. The Investment Manager has three overall objectives in exercising voting rights:

A. Responsibility. The Investment Manager shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s stockholders. Although accountability can be promoted in a variety of ways, protecting stockholder voting rights may be among our most important tools.

B. Rationalizing Management and Stockholder Concerns. The Investment Manager seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s stockholders. In this respect, compensation must be structured to reward the creation of stockholder value.

C. Stockholder Communication. Since companies are owned by their stockholders, the Investment Manager seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that stockholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Investment Manager shall conduct itself in accordance with the general principles set forth below.

1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2. In exercising voting rights, the Investment Manager shall engage in a careful evaluation of issues that may materially affect the rights of stockholders and the value of the security.

3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4. In exercising voting rights on behalf of clients, the Investment Manager conducts itself in the same manner as if it were the constructive owner of the securities.

5. To the extent reasonably possible, the Investment Manager participates in each stockholder voting opportunity.

6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

7. The Investment Manager, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

Set forth below are general guidelines that the Investment Manager shall follow in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Investment Manager shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Investment Manager may consider the views of third parties, it shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize stockholder value.

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Stockholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, The Investment Manager shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., the Investment Manager may discount long-term views on a short-term holding).

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Investment Manager must be guided by its reasonable judgment to vote in a manner that the Investment Manager deems to be in the best interests of the Fund and its stockholders.

STOCK-BASED COMPENSATION

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, the Investment Manager always favors compensation plans that align the interests of management and stockholders. The Investment Manager generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without stockholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without stockholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Investment Manager will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without stockholder approval.

Reload/Evergreen Features. The Investment Manager will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership. The Investment Manager supports measures to increase the long-term stock ownership by a company’s executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. The Investment Manager also supports employee stock purchase plans, although the Investment Manager generally believes the discounted purchase price should be at least 85% of the current market price.

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Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other Stock Awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

CHANGE OF CONTROL ISSUES

While the Investment Manager recognizes that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing stockholder value. As a result, the Investment Manager opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are the Investment Manager’s guidelines on change of control issues:

Stockholder Rights Plans. The Investment Manager acknowledges that there are arguments for and against stockholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to stockholders. The Investment Manager generally votes against any directors who, without stockholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. The Investment Manager opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that stockholders should be free to consider. The Investment Manager generally withholds votes at the next stockholder meeting for directors who to its knowledge approved golden parachutes.

Approval of Mergers. The Investment Manager votes against proposals that require a super-majority of stockholders to approve a merger or other significant business combination. The Investment Manager supports proposals that seek to lower super-majority voting requirements.

ROUTINE ISSUES

Director Nominees in a Non-Contested Election. The Investment Manager generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition. The Investment Manager supports the election of a board that consists of at least a majority of independent directors. The Investment Manager generally withholds support for non-independent directors who serve on a company’s audit, compensation and/or nominating committees. The Investment Manager also generally withholds support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

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Classified Boards. Because a classified board structure prevents stockholders from electing a full slate of directors at annual meetings, the Investment Manager generally votes against classified boards. The Investment Manager votes in favor of stockholder proposals to declassify a board of directors unless a company’s charter or governing corporate law allows stockholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Stockholder Action. The Investment Manager votes to support proposals that lower the barriers to stockholder action. This includes the right of stockholders to call a meeting and the right of stockholders to act by written consent.

Cumulative Voting. Having the ability to cumulate votes for the election of directors—that is, cast more than one vote for a director about whom they feel strongly—generally increases stockholders’ rights to effect change in the management of a corporation. The Investment Manager therefore generally supports proposals to adopt cumulative voting.

Ratification of Registered Public Accounting Firms. Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, the Investment Manager’s general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

STOCK RELATED ITEMS

Increase Additional Common Stock. The Investment Manager’s guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1. creates a blank check preferred stock; or

2. establishes classes of stock with superior voting rights.

Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Investment Manager may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Investment Manager.

Preemptive Rights. Votes are cast in favor of stockholder proposals restoring limited preemptive rights.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain stockholders, the Investment Manager votes against adoption of a dual or multiple class capitalization structure.

SOCIAL ISSUES

The Investment Manager believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Investment

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Manager does not believe that stockholders should be involved in determining how a company should address broad social and policy issues. As a result, the Investment Manager generally votes against these types of proposals, which are generally initiated by stockholders, unless the Investment Manager believes the proposal has significant economic implications.

OTHER SITUATIONS

No set of guidelines can anticipate all situations that may arise. The Investment Manager’s portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

PROXY VOTING PROCEDURES

The Investment Manager maintains a record of all voting decisions for the period required by applicable laws. In each case in which the Investment Manager votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

RECORDKEEPING

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by the Investment Manager:

Name of the company

Ticker symbol

CUSIP number

Stockholder meeting date

Brief identification of each matter voted upon

Whether the matter was proposed by management or a stockholder

Whether the Investment Manager voted on the matter

If the Investment Manager voted, then how the Investment Manager voted

Whether the Investment Manager voted with or against management

CONFLICTS OF INTEREST

There may be situations in which the Investment Manager may face a conflict between its interests and those of its clients or fund stockholders. If the conflict is deemed material, the Investment Manager shall vote in accordance with the advice of a proxy voting service.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

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In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager’s ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and their respective affiliates, and not all of the information will be used in connection with the Fund. This information may be useful in varying degrees and may tend to reduce the Investment Manager’s expenses. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business, but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its stockholders.

DETERMINATION OF NET ASSET VALUE

The Fund determines the net asset value of its Common Shares daily, as of the close of trading on the NYSE (normally 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the liquidation preference of the AMPS, and dividends declared but unpaid), by the total number of Common Shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining the net asset value of the Fund, portfolio securities are valued, except as indicated below, at the last sale price for such securities on the securities exchange or market on which they are principally traded reflected on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the securities are valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (“NASDAQ”) National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being

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determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, the security will be valued by another method that the Board of Directors believes accurately reflects fair value in accordance with the Fund’s pricing policies. Other assets are valued at fair value by or pursuant to guidelines approved by the Board of Directors.

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS

GENERAL

Securities Depository. DTC will act as the Securities Depository with respect to the AMPS. One certificate for all of the AMPS will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the AMPS contained in the Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for the AMPS. Prior to the commencement of the right of holders of the AMPS to elect a majority of the Fund’s Directors, as described under “Description of AMPS—Voting Rights” in the Prospectus, Cede & Co. will be the holder of record of the AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of the AMPS, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

The auction agent will act as agent for the Fund in connection with auctions. In the absence of willful misconduct or gross negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent was grossly negligent in ascertaining the pertinent facts.

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The auction agent may conclusively rely upon, as evidence of the identities of the holders of the AMPS, the auction agent’s registry of holders, and the results of auctions and notices from any broker-dealer (or other person, if permitted by the Fund) with respect to transfers described under “The Auction—Secondary Market Trading and Transfer of AMPS” in the Prospectus and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

The auction agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 60 days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

BROKER-DEALERS

The auction agent after each auction for the AMPS will pay to each broker-dealer, from funds provided by the Fund, a service charge at the annual rate of  1/4 of 1% in the case of any auction immediately preceding the auction period of less than one year, or a percentage agreed to by the Fund and the broker-dealer in the case of any auction immediately preceding an auction period of one year or longer, of the purchase price of the AMPS placed by such broker-dealer at such auction. For the purposes of the preceding sentence, the AMPS will be placed by a broker-dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the broker-dealer and were acquired by such broker-dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such broker-dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

The Fund may request the auction agent to terminate one or more broker-dealer agreements at any time, provided that at least one broker-dealer agreement is in effect after such termination.

The broker-dealer agreement provides that a broker-dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all broker-dealers that they may no longer do so, in which case broker-dealers may continue to submit hold orders and sell orders for their own accounts. Any broker-dealer that is an affiliate of the Fund may submit orders in auctions, but only if such orders are not for its own account. If a broker-dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such broker-dealer, however, would not have knowledge of orders submitted by other broker-dealers in that auction.

S&P AND MOODY’S GUIDELINES

The descriptions of the S&P and Moody’s Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Articles Supplementary. A copy of the Articles Supplementary is attached to this SAI as Appendix B.

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The composition of the Fund’s portfolio reflects guidelines (referred to herein as the “Rating Agency Guidelines”) established by S&P and Moody’s in connection with the Fund’s receipt of a rating of “AAA” and “Aaa” from S&P and Moody’s, respectively, for the AMPS. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various Discount Factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund’s portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities, as defined herein) and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund’s portfolio.

The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of the Guidelines, greater than the aggregate liquidation preference of the AMPS plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the AMPS on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on Common Shares. S&P and Moody’s have agreed that the Fund’s independent registered public accounting firm must certify once per year the asset coverage test on a date randomly selected by the independent registered public accounting firm. The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund’s ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Manager, including private placements of other than Rule 144A Securities. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the amount specified by each rating agency (the “Preferred Shares Basic Maintenance Amount”). S&P and Moody’s have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency’s Guidelines, all or a portion of such holding’s value will not be included in the calculation of Discounted Value (as defined by each such rating agency).

The Rating Agency Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund’s portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines.

As described by S&P, a preferred stock rating of AAA indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. An S&P or Moody’s credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the auction) will be successful. As described by Moody’s, an issue of preferred stock which is rated “Aaa” is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

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Ratings are not recommendations to purchase, hold or sell AMPS, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to S&P and Moody’s by the Fund and obtained by S&P and Moody’s from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

S&P GUIDELINES

Under the S&P guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Shares Basic Maintenance Amount (as defined below). To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund’s portfolio, and, among the requirements, the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related Discounted Value) of the Fund’s eligible assets at such time.

The Preferred Shares Basic Maintenance Amount includes the sum of (1) $25,000 times the number of AMPS (and the Outstanding AMPS) then outstanding and (2) certain accrued and projected payment obligations of the Fund. Upon any failure to maintain the required Discounted Value, the Fund would seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the AMPS will acquire certain rights. See “Description of AMPS—Redemption.” “Business Day,” as used in this section, means each Monday, Tuesday, Wednesday, Thursday and Friday that is a day on which the NYSE is open for trading and that is not a day on which banks in New York City are authorized or required by law or executive order to close.

The S&P Discount Factor means either: (i) if the portfolio weighted average S&P Discount Factor of the Corporation’s S&P Eligible Assets is less than 200%, the S&P Discount Factor shall be 200% for all S&P Eligible Assets; or (ii) if the portfolio weighted average S&P Discount Factor of the Corporation’s S&P Eligible Assets is 200% or greater, the S&P Discount Factor means:

Type of S&P Eligible Asset	Discount Factor for Type of S&P Eligible Asset AAA Rating
REIT Common Stock	148.79%
Other Common Stock:(1)
Large-Cap Equity (including ADRs)	157.70%
Mid-Cap Equity (including ADRs)	172.79%
Small-Cap Equity (including ADRs)	196.35%
Fixed Rate Preferred stock (DRD)	180%
Closed-end Funds:
Common stock	208.77%
Preferred stock	197.24%
Fixed Rate Preferred stock (DRD) non-investment grade	185%
Adjustable Rate Preferred stock (DRD)	158%
Adjustable Rate Preferred stock (DRD) non-investment grade	163%
Taxable Preferred stock (Non-DRD)	154.66%
Taxable Preferred stock (Non-DRD) non-investment grade	159.66%

(1)	Market cap for large-cap stocks is $10 billion and up, mid-cap stocks range between $2 billion and $10 billion and small-cap stocks are $2 billion and below.

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Type of S&P Eligible Asset	Discount Factor for Type of S&P Eligible Asset AAA Rating
Convertible bonds rated AAA to AAA–	148.25%
Convertible bonds rated AA+ to AA–	154.97%
Convertible bonds rated A+ to A–	161.70%
Convertible bonds rated BBB+ to BBB–	168.42%
Convertible bonds rated BB+ to BB–	175.15%
Convertible bonds rated B+ to B–	181.87%
Convertible bonds rated CCC+ to CCC–	188.60%
U.S. Government Obligations (52 week Treasury Bills)	101.99%
U.S. Government Obligations (Two-Year Treasury Notes)	103.77%
U.S. Government Obligations (Five-Year Treasury Notes)	109.09%
U.S. Government Obligations (Ten-Year Treasury Notes)	115.14%
U.S. Government Obligations (Thirty-Year Treasury Bonds)	126.33%
U.S. Agency Debt Securities	120.48%
Agency Mortgage Collateral (Fixed 15-Year)	128.80%
Agency Mortgage Collateral (Fixed 30-Year)	131.20%
Agency Mortgage Collateral (ARM 1/1)	121.70%
Agency Mortgage Collateral (ARM 3/1)	122.10%
Agency Mortgage Collateral (ARM 5/1)	122.50%
Agency Mortgage Collateral (ARM 10/1)	122.70%
Mortgage Pass-Through Fixed (15 Year)	131%
Mortgage Pass-Through Fixed (30 Year)	134%
Corporate Bonds rated at least AAA	110%
Corporate Bonds rated at least AA+	111%
Corporate Bonds rated at least AA	113%
Corporate Bonds rated at least AA–	115%
Corporate Bonds rated at least A+	116%
Corporate Bonds rated at least A	117%
Corporate Bonds rated at least A–	118%
Corporate Bonds rated at least BBB+	120%
Corporate Bonds rated at least BBB	122%
Corporate Bonds rated at least BBB–	124%
Corporate Bonds rated at least BB+	129%
Corporate Bonds rated at least BB	135%
Corporate Bonds rated at least BB–	142%
Corporate Bonds rated at least B+	156%
Corporate Bonds rated at least B	169%
Corporate Bonds rated at least B–	184%
Corporate Bonds rated at least CCC+	202%
Corporate Bonds rated at least CCC	252%
Corporate Bonds rated CCC– or lower	350%
Master Limited Partnership	625%
Cash and Cash Equivalents	100%

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(b) Interest rate swaps entered into according to International Swap Dealers Association (“ISDA”) standards if:

(i) the counterparty to the swap transaction has a minimum short-term rating of A-1/A+ or equivalent by S&P or, if the counterparty does not have a short-term rating, the counterparty’s senior minimum unsecured long-term debt rating is A–, or equivalent by S&P, or higher.

(ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the AMPS.

(iii) The interest rate swap transaction will be marked-to-market weekly by the swap counterparty. If the Fund fails to maintain an aggregate discounted value at least equal to the basic maintenance amount on two consecutive valuation dates then the agreement will terminate immediately.

(iv) For the purpose of calculating the asset coverage test 90% of any positive mark-to-market valuation of the Fund’s rights will be eligible assets. 100% of any negative mark-to-market valuation of the Fund’s rights will be included in the calculation of the Preferred Shares Basic Maintenance Amount.

(v) The Fund must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap. For caps/floors, the Fund must maintain liquid assets with a value at least equal to the Fund’s obligations with respect to such caps or floors. If the swap agreement is not on a net basis, the Fund must maintain liquid and unencumbered assets with a value at least equal to the full amount of the Fund’s accrued obligations under the agreement.

(c) Cash and Cash Equivalents

(i) Cash and demand deposits in an “A-1/A+” rated institution are valued at 100%. “A-1/A+” rated commercial paper, with maturities no greater than 30 days and held instead of cash until maturity, is valued at 100%. Securities with next-day maturities invested in “A-1/A+” rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.

(ii) The S&P Discount Factor for shares of unrated Money Market Funds affiliated with the Fund used as “sweep” vehicles will be 110%. Money Market Funds rated “AAAm” will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated AAAm by S&P with effective next day maturities.

“S&P Eligible Assets” means either: (i) if the average S&P Discount Factor of the Fund’s S&P Eligible Assets is less than 200%, all assets of the Corporation shall be considered S&P Eligible Assets; or (ii) if the average S&P Discount Factor of the Fund’s S&P Eligible Assets is 200% or greater, S&P Eligible Assets means:

(A) Deposit Securities;

(B) U.S. Government Obligations and U.S. Government Agencies;

(C) Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) (“Other Debt”) and that satisfy all of the following conditions:

(1) no more than 10% of the Other Debt may be unrated;

(2) the remaining term to maturity of such Other Debt will not exceed thirty (30) years;

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(3) such Other Debt must provide for periodic interest payments in cash over the life of the security; and

(4) no more than 10% of the issuers of such evidences of indebtedness do not file periodic financial statements with the Securities and Exchange Commission.

(D) Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:

(1) such evidence of indebtedness is rated at least CCC by S&P; and

(2) if such evidence of indebtedness is rated BBB or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;

(E) Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) (“Agency Mortgage Collateral”). For Agency Mortgage Collateral, the following conditions apply:

(1) For GNMA certificates backed by pools of graduated payment mortgages, levels are 20 points above established levels;

(2) Qualifying “large pool” FNMA mortgage-backed securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage (“ARMs”) programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;

(3) FNMA certificates backed by multifamily ARMs pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and

(4) Multiclass REMICs issued by FNMA and FHLMC are acceptable as eligible collateral at the collateral levels established for CMOs.

(F) Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least a AA– ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.

(G) Rule 144A Securities.

(H) Preferred Stocks. Preferred stocks that satisfy all of the following conditions:

(1) The preferred stock issue has a senior rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have a S&P senior rating of at least “BBB–”, or the preferred issue must be rated at least “BBB–.”

(2) The issuer—or if the issuer is a special purpose corporation, its parent—is listed on either the NYSE, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.

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(3) The collateral pays cash dividends denominated in U.S. dollars.

(4) Private placement 144A with registration rights are eligible assets.

(5) The minimum market capitalization of eligible issuers is US$100 million.

Restrictions for floating-rate preferred stock:

1. Holdings must be limited to stock with a dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days.

2. The floating-rate preferred stock may not have been subject to a failed auction.

Restrictions for adjustable- or auction-rate preferred stock:

1. The total fair market value of adjustable-rate preferred stock held in the portfolio may not exceed 10% of eligible assets.

Concentration Limits:

1.	Total issuer exposure in preferred stock of any one issuer is limited to 10% of the fair market value of eligible assets.

2.	Preferred stock rated below B– (including non-rated preferred stock) are limited to no more than 15% of the fair market value of the eligible assets.

3.	Add 5 points to over-collateralization level for issuers with a senior rating or preferred stock rating of less than BBB–.

4.	Add 10 point to over-collateralization level of issuers with no senior rating, preferred stock rating or dividend history.

(I) Common Stocks (including ADRs). Common stocks that satisfy all of the following conditions:

(1) such common stock (including the common stock of any predecessor or constituent issuer) has been traded on a recognized national securities exchange or quoted on the National Market System (or any equivalent or successor thereto) of NASDAQ, but excluding “144a” or “pink sheet” stock not carried in daily newspaper over-the-counter listings;

(2) the market capitalization of such issuer of common stock exceeds $100 million;

(3) the issuer of such common stock is not an entity that is treated as a partnership for federal income taxes;

(4) the issuer can hold no more than the average monthly trading volume over the last year; and

(5) if such issuer is organized under the laws of any jurisdiction other than the United States, any state thereof, any possession or territory thereof or the District of Columbia, the common stock of such issuer held by the Fund is traded on a recognized national securities exchange or quoted on the National Market System of NASDAQ either directly or in the form of depository receipts.

Note: Add 20 percentage points to the overcollateralization level for common stock that does not meet the requirements of paragraphs (1) or (5) above.

Receivables that are due in more than five business days of a valuation date qualify as a S&P Eligible Asset at a value no greater than the settlement price discounted at the applicable credit rating and/or exposure period discount factor.

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Escrow bonds may comprise 100% of the Fund’s S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. Government obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. agency paper must meet the minimum issuance size requirement for the Fund described above. Bonds initially rated or rerated as an escrow bond by another Rating Agency are limited to 50% of the Fund’s S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another Rating Agency are assigned that same rating level as its debt issuer, and will remain in its original industry category unless it can be demonstrated that a legal defeasance has occurred.

With respect to the above, the Fund portfolio must consist of no less than 20 issues representing no less than 10 industries as determined by the S&P Industry Classifications.

For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating level lower than the equivalent S&P rating.

“S&P Exposure Period” will mean the sum of (i) that number of days from the last Valuation Date on which the Fund’s Discounted Value of S&P Eligible Assets were greater than the Preferred Shares Basic Maintenance Amount to the Valuation Date on which the Fund’s Discounted Value of S&P Eligible Assets failed to exceed the Preferred Shares Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Fund has under this Statement to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the Preferred Shares Basic Maintenance Amount, and (iii) the maximum number of days the Fund has to effect a mandatory redemption under Section 3(a)(ii) of Part I of the Articles Supplementary.

MOODY’S GUIDELINES

For purposes of calculating the Discounted Value of the Fund’s portfolio under current Moody’s guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines (“Moody’s Eligible Assets”) must be discounted by certain discount factors set forth below (“Moody’s Discount Factors”). The Discounted Value of a portfolio security under Moody’s guidelines is the Market Value thereof, determined as specified by Moody’s, divided by the Moody’s Discount Factor. The Moody’s Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody’s.

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The following Discount Factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody’s Eligible Assets includable within the calculation of Discounted Value:

(a) Common Stock and Preferred Securities:

Discount Factor
Common stock(1):
REITs and other real estate companies	154%
Utility	170%
Other common stocks
Large cap	200%
Mid cap	205%
Small cap	220%
Closed-end Funds:
Common stock, diversified U.S. equities	260%
Preferred stock	250%

Preferred Securities:
Preferred stock of REITs:
with Senior Implied Moody’s (or S&P or Fitch) rating:	154%
without Senior Implied Moody’s (or S&P or Fitch) rating:	208%
Preferred stock of Other Real Estate Companies:
with Senior Implied Moody’s (or S&P or Fitch) rating:	208%
without Senior Implied Moody’s (or S&P or Fitch) rating:	250%
Preferred securities of non-real estate companies:
for taxable preferred securities with Moody’s or equivalent S&P or Fitch ratings:	Aaa 150% Aa 155% A 160% Baa 165% Ba 196% B 216% < B, or NR 250%
for DRD eligible preferred securities
investment grade	165%
non-investment grade	216%
for auction rate preferred securities	350%

(1)	Market cap for large-cap stocks are $10 billion and up, mid-cap stocks range between $2 billion and $10 billion, and small-cap stocks are $2 billion and below.

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(b) Debt securities:

The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

Term to Maturity of Debt Security(1)	AAA	AA	A	BAA	BA	B	UNRATED
1 year or less	109%	112%	115%	118%	137%	150%	250%
2 years or less (but longer than 1 year)	115	118	122	125	146	160	250
3 years or less (but longer than 2 years)	120	123	127	131	153	168	250
4 years or less (but longer than 3 years)	126	129	133	138	161	176	250
5 years or less (but longer than 4 years)	132	135	139	144	168	185	250
7 years or less (but longer than 5 years)	139	143	147	152	179	197	250
10 years or less (but longer than 7 years)	145	150	155	160	189	208	250
15 years or less (but longer than 10 years)	150	155	160	165	196	216	250
20 years or less (but longer than 15 years)	150	155	160	165	196	228	250
30 years or less (but longer than 20 years)	150	155	160	165	196	229	250
Greater than 30 years	165	173	181	189	205	240	250

(1)	The Moody’s Discount Factors for debt securities will also be applied to any interest rate swap or cap, in which case the rating of the counterparty will determine the appropriate rating category.

(c) U.S. Treasury Securities and U.S. Treasury Strips (as defined by Moody’s):

Remaining Term to Maturity	Discount Factor	U.S. Treasury Strips
1 year or less	107%	107%
2 years or less (but longer than 1 year)	113	115
3 years or less (but longer than 2 years)	118	121
4 years or less (but longer than 3 years)	123	128
5 years or less (but longer than 4 years)	128	135
7 years or less (but longer than 5 years)	135	147
10 years or less (but longer than 7 years)	141	163
15 years or less (but longer than 10 years)	146	191
20 years or less (but longer than 15 years)	154	218
30 years or less (but longer than 20 years)	154	244

(d) Short-Term Instruments and Cash:

The Moody’s Discount Factor applied to short term portfolio securities, including without limitation corporate debt securities, Short-Term Money Market Instruments and municipal debt obligations, will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody’s Exposure Period, (ii) 115%, so long as such portfolio securities do not mature within the Moody’s Exposure Period or have a demand feature at par exercisable within the Moody’s Exposure Period, and (iii) 125%, if such securities are not rated by Moody’s, so long as such portfolio securities are rated at least A-1+/AA or SP-1/AA by S&P and mature or have a demand feature at par exercisable within the Moody’s Exposure Period. A Moody’s Discount Factor of 100% will be applied to cash.

(e) Rule 144A Debt or Preferred Securities:

The Moody’s Discount Factor applied to Rule 144A securities will be:

(i) 130% of the Moody’s Discount Factor, which would apply if the securities do not have registration rights under the Securities Act within one year, and

(ii) 120% of the Moody’s Discount Factor if the securities have registration rights under the Securities Act within one year.

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(f) Convertible Securities:

(1) Convertibles having a delta (i.e., the change in the convertible security price over one unit of change in the underlying stock) that ranges between .4 to 0 will be discounted using the discount factors found in Moody’s corporate debt securities table.

(2) Convertibles having a delta that ranges between 1 to .8 will be subject to the following discount factors: for investment grade bonds the discount factor is 195% and for below investment grade securities the discount factor is 229%.

(3) Convertibles having a delta that ranges between .8 to .4 will be subject to the following discount factors: for investment grade bonds the discount factor is 192% and for below investment grade securities the discount factor is 226%.

(4) Any unrated convertible bonds are discounted at 250%.

With respect to “structured synthetic convertible” securities, the discount factors above should be grossed up by an additional 20% of the base discount percentage.

Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund’s assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody’s, securities rated below B by Moody’s and unrated securities, which are securities rated by neither Moody’s, S&P nor Fitch, are limited to 10% of Moody’s Eligible Assets. If a corporate debt security is unrated by Moody’s, S&P or Fitch, the Fund will use the percentage set forth under “Below B and Unrated” in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody’s at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody’s rating equivalent. Securities assigned a different rating by S&P and Fitch will be accepted at the lower of the two ratings.

“Moody’s Eligible Assets” means the following:

(i) Common Stocks, Preferred Securities and Debt Securities:

(A) which comprise at least 7 of the total number of Moody’s Industry Classifications, of which no more than 35% may constitute a single such classification;

(B) which in the aggregate constitute at least 40 separate issues of common stock, preferred stock, and debt securities issued by at least 30 issuers;

(C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody’s Eligible Assets, and

(D) issued by a single issuer which, with respect to 50% of the Market Value of Moody’s Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody’s Eligible Assets.

(ii) Unrated debt securities issued by an issuer which:

(A) has not filed for bankruptcy within the past three years

(B) is current on all principal and interest on its fixed income obligations;

(C) is current on all preferred stock dividends;

(D) possesses a current, unqualified auditor’s report without qualified, explanatory language; and

(E) in the aggregate taken together with securities rated B by Moody’s, or comparable by S&P or Fitch, and below do not exceed 10% of the discounted Moody’s Eligible Assets;

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(iii) Interest rate swaps entered into according to ISDA standards if

(A) the counterparty to the swap transaction has a short-term rating of not less than P-1 by Moody’s or A-1 by S&P or, if the counterparty does not have a short-term rating, the counterparty’s senior unsecured long-term debt rating is A3 or higher by Moody’s or A– or higher by S&P or Fitch;

(B) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Series outstanding;

(C) the interest rate swap transaction will be marked-to-market daily;

(D) an interest rate swap that is in-the-money is discounted at the counterparty’s corporate debt rating for the maturity of the swap for purposes of calculating Moody’s Eligible Assets; and

(E) an interest rate swap that is out-of-the money includes that negative mark-to-market amount as indebtedness for purposes of calculating the Preferred Shares Basic Maintenance amount.

(iv) U.S. Treasury Securities and Treasury Strips (as defined by Moody’s);

(v) Rule 144A Securities;

(vi) Short-Term Money Market Instruments so long as

(A) such securities are rated at least P-1,

(B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or

(C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody’s) need not meet any otherwise applicable Moody’s rating criteria.

(vii) Cash including, for this purpose, interest and dividends due on assets rated:

(A) Baa3 or higher by Moody’s if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and

(C) A1 or higher if the payment date is within 90 days of the relevant valuation date and receivables for Moody’s Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (1) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody’s or (2) with counterparties having a Moody’s long-term debt rating of at least Baa3 or (3) with counterparties having a Moody’s Short-Term Money Market Instrument rating of at least P-1.

Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody’s Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody’s Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody’s and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody’s Eligible Asset. For the purposes of calculation of Moody’s Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

See the Articles Supplementary of the Fund for further detail on the above Moody’s Rating Agency Guidelines and for a description of Moody’s Eligible Assets.

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The foregoing Rating Agency Guidelines are subject to change from time to time. The Fund may, but it is not required to, adopt any such change. Nationally recognized rating agencies other than S&P and Moody’s may also from time to time rate the AMPS; any nationally recognized rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating.

TAXATION

Set forth below is a discussion of certain U.S. Federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to stockholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the Federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF THE FUND

The Fund intends to elect to be treated as, and to qualify annually as, a regulated investment company under the Code. To qualify for the favorable U.S. Federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest each taxable year.

For taxable years of a regulated investment company beginning after October 22, 2004, net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code, will be treated as qualifying income for purposes of the 90% gross income requirement described above. In addition, for purposes of the diversification requirements described above, the outstanding voting securities of any issuer include the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a regulated investment company’s total assets may be invested in the securities of one or more qualified publicly traded partnerships. The separate treatment for publicly traded partnerships under the passive activity rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

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As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, all or substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement (described above) are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (3) any ordinary income and capital gains from previous years that were not distributed during those years and on which the Fund paid no U.S. Federal income tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its stockholders) and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to stockholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual stockholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate stockholders.

DISTRIBUTIONS

Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the AMPS at any time in the future, the Fund believes that under present law the AMPS will constitute stock of the Fund and distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund’s current or accumulated earnings and profits will, except in the case of qualified dividend income and capital gain dividends described below, be taxable to a U.S. stockholder as ordinary income to the extent of the Fund’s earnings and profits. If a portion of the Fund’s income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may qualify for the DRD. In addition, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the stockholder. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other Federal income tax purposes. A dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient

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elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. There can be no assurance of what portion, if any, of the Fund’s distributions will be entitled to the lower tax rates that apply to qualified dividend income. The foregoing discussion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the AMPS represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of AMPS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

The Fund may either retain or distribute to stockholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it generally will be taxable to individual stockholders at long-term capital gains rates regardless of the length of time the stockholders have held their shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to stockholders. As a result, each stockholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will be entitled to claim a tax credit for his or her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit. Distributions declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Stockholders will be notified annually as to the U.S. Federal tax status of distributions.

Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the stockholder’s tax basis in his or her shares; any such return of capital distributions in excess of the stockholder’s tax basis will be treated as gain from the sale of his or her shares, as discussed below.

If the NAV at the time a stockholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the stockholder in the manner described above, even though such distributions economically constitute a return of capital to the stockholder.

Although the Fund may realize tax-exempt income on certain investments, it will generally be unable to pass through to its stockholders the tax-exempt nature of that income.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD, dividends derived from

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qualified dividend income, qualified dividend income, interest-related dividends and short-term capital gain dividends, if any, between its Common Shares, the AMPS, in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares and the AMPS. Since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the AMPS, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

SALE OR EXCHANGE OF FUND SHARES

A stockholder generally will recognize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the amount of cash and the fair market value of any property received on the sale and the stockholder’s adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the stockholder’s holding period for the shares. Generally, a stockholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as undistributed capital gains) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced with other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss. The ability to otherwise deduct capital losses may be subject to other limitations imposed by the Code.

The Fund may, at its option, redeem the AMPS in whole or in part and the Fund is generally required to redeem the AMPS under certain circumstances, including to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from such a redemption of the AMPS will be taxed as gain or loss from the sale or exchange of these shares rather than as a dividend but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of the AMPS shareholder’s interest in the Fund, (c) is “substantially disproportionate” with respect to the AMPS shareholder’s interest in the Fund or (d) with respect to a non-corporate AMPS shareholder, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, an AMPS shareholder’s ownership of Common Shares of the Fund, if any, will be taken into account.

NATURE OF FUND’S INVESTMENTS

Certain of the Fund’s investment practices are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions and (ix) produce

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income that will not be qualifying income for purposes of the 90% gross income requirement that applies to regulated investment companies. While it may not always be successful in doing so, the Fund will seek to avoid or minimize the adverse tax consequences of its investment practices.

OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAP AGREEMENTS

A substantial portion of the Fund’s distributions will consist of premiums from its Covered Call Strategy. The tax treatment of the Fund’s options activity will vary based on the nature and the subject of the options. In general, option premiums are not immediately included in the income of the Fund when received. Instead, in the case of certain options (including options on single stocks, options on certain narrow-based indexes and options not listed on certain exchanges), the premiums are recognized when the option contract expires or the Fund transfers or otherwise terminates the option. If an option written by the Fund with respect to individual stocks is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of the Fund’s obligation under such an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain options that are listed on a qualified board of exchange (“listed options”) written or purchased by the Fund (including options on futures contracts, broad-based equity indices and debt securities) as well as certain futures contracts will be governed by section 1256 of the Code (“section 1256 contracts”). Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss generally is treated as 60% long-term and 40% short-term capital gain or loss. Almost no options listed on non-U.S. exchanges will meet the requirements for Section 1256 treatment.

Certain covered call-writing activities of the Fund may trigger the U.S. Federal income tax straddle rules of Section 1092, requiring that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, to defer losses to the Fund, to cause adjustments in the holding periods of the Fund’s securities, to convert long-term capital gains into short-term capital gains and to convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the amount, timing and character of distributions to stockholders. In particular, the straddle rules require that certain losses be deferred, and the holding

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period for positions governed by theses rules generally will not begin until after the offsetting position is no longer outstanding.

ORIGINAL ISSUE DISCOUNT SECURITIES

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of Federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

INVESTMENT IN NON-U.S. SECURITIES

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. It is anticipated that shareholders of the Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

PASSIVE FOREIGN INVESTMENT COMPANY

If the Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. However, the Fund will be unable to make a QEF election unless certain information is received from the PFIC, and there can be no assurance the PFIC will provide such information. Alternatively, the Fund can, in certain cases, elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

A PFIC is any foreign corporation: (1) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%.

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Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active businesses and certain income received from related persons.

FOREIGN CURRENCY TRANSACTIONS

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, the Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

The Fund may invest in preferred securities or other securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a Notice recently issued by the IRS and Treasury regulations to be issued, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. Federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to stockholders of the regulated investment company in proportion to the dividends received by such stockholders, with the same consequences as if the stockholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to stockholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. Federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. The Investment Manager does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs or otherwise generate excess inclusion income.

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BORROWINGS

If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

BACKUP WITHHOLDING

If a stockholder fails to furnish a correct taxpayer identification number, or fails to make required certifications or has been notified by the IRS that the stockholder is subject to “backup withholding,” the stockholder may be subject to a “backup withholding” tax with respect to (1) taxable dividends and (2) the proceeds of any sales or repurchases of the Fund’s shares. An individual’s taxpayer identification number is generally his or her social security number. Corporate stockholders and other stockholders specified in the Code or the Treasury regulations promulgated thereunder are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld will be allowed as a refund or a credit against a taxpayer’s U.S. Federal income tax liability if the appropriate information is provided to the IRS.

FOREIGN STOCKHOLDERS

U.S. taxation of a stockholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate or a foreign corporation (“foreign stockholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the stockholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income, including any dividends designated as qualified dividend income, will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the stockholder (see “Taxation—Investments in Real Estate Investment Trusts” above)), which tax is generally withheld from such distributions. U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of U.S. source interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning before January 1, 2008.

Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will generally not be subject to U.S. Federal withholding tax at the rate of 30% (or lower treaty rate) unless the foreign stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would generally be subject to

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U.S. Federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. Federal withholding tax. In the case of a foreign stockholder who is a nonresident alien individual, the Fund may be required to backup withhold U.S. Federal income tax on distributions of net capital gain unless the foreign stockholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Taxation—Backup Withholding” above.

If the Fund is a “U.S. real property holding corporation,” or would be but for the operation of certain exclusions, distributions by the Fund attributable to gains from “U.S. real property interests”, (including certain U.S. real property holding corporations which may include gain on the sale of shares in certain “non-domestically controlled” REITs and certain capital gain dividends from REITs) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States. Foreign stockholders would thus generally be taxed at the same rates applicable to U.S. stockholders, subject to a special alternative minimum tax in the case of nonresident alien individuals. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions will be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the foreign stockholder to file a U.S. Federal income tax return. The Fund does not expect to be a U.S. real property holding corporation, as defined for this purpose.

Under recently enacted legislation, foreign stockholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a United States trade or business will be treated as having received such distributions. All shareholders of the Fund should consult their tax advisors regarding the application of this recently enacted legislation.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will generally be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

If a partnership (including an entity treated as a partnership for U.S. Federal income tax purposes) holds Fund shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership should consult its tax advisors with respect to the partnership’s purchase, ownership and disposition of Fund shares.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS

Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. In addition, pursuant to the Act, significant penalties may be imposed upon the failure to comply with the tax shelter reporting rules. Direct stockholders of

62

portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Stockholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

OTHER TAXATION

Fund stockholders may be subject to state, local and foreign taxes on their Fund distributions. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP serves as counsel to the Fund, and is located at 180 Maiden Lane, New York, New York 10038. PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017, has been appointed as independent registered public accounting firm for the Fund. The statement of assets and liabilities of the Fund as of June 12, 2007 included in this SAI has been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

63

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF ASSETS AND LIABILITIES

as of June 12, 2007

Assets:
Cash	$100,275

Total Assets	$100,275
Liabilities:
Total Liabilities	—

Net Assets applicable to 5,250 shares of $.001 par value common stock outstanding	$100,275

Net asset value per Common Shares outstanding ($100,275 divided by 5,250 Common Shares outstanding)	$19.10

NOTES TO FINANCIAL STATEMENT

Note 1: Organization

Cohen & Steers Global Income Builder, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on April 10, 2007 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund has been inactive since that date except for matters relating to the Fund’s establishment, designation, registration of the Fund’s shares of common stock (“Shares”) under the Securities Act of 1933, as amended, and the sale of 5,250 Shares (“Initial Shares”) for $100,275 to Cohen & Steers Capital Management, Inc. (the “Investment Manager”). The proceeds of such Initial Shares in the Fund were held in cash. There are 250,000,000 shares of $0.001 par value common stock authorized.

The investment objective of the Fund is total return, with an emphasis on high current income. The Investment Manager will construct the Fund’s investment portfolio primarily by allocating the Fund’s assets to selections from the five proprietary strategies used by the Investment Manager in managing other established Cohen & Steers portfolios. The five proprietary strategies are: (1) Global Large Cap Strategy, (2) Global Real Estate Strategy, (3) Global Utility Strategy; (4) Global Preferred Strategy; and (5) Closed-End Funds Strategy.

The Investment Manager has agreed to pay all organization expenses (approximately $31,000) and pay all offering costs (other than the sales load but including $.00667 per Common Share partial reimbursement of expenses to the underwriters as well as commissions paid by the Investment Manager to its internal sales associates) that exceed $0.04 per Common Share. The total offering costs of the Fund are expected to be approximately $1,075,000, of which the Fund is expected to bear $1,000,000.

Note 2: Accounting Policies

The preparation of the financial statement in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

64

Note 3: Investment Management Agreement and Subadvisory Agreements

The Fund has entered into an Investment Management Agreement with the Investment Manager, pursuant to which the Investment Manager will provide general investment advisory services for the Fund. For providing these services, the Investment Manager will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 1.00% of the Fund’s average daily managed assets (i.e., the next asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage).

In addition, the Investment Manager is responsible for the supervision and ongoing monitoring of Cohen & Steers Europe S.A. (“CNS Europe”), Cohen & Steers Asia Limited (“CNS Asia”) and Cohen & Steers UK Limited (“CNS UK”), the Fund’s subadvisors. For their services under the Subadvisory Agreement between the Investment Manager and each Subadvisor, the Investment Manager (not the Fund) pays CNS Europe, CNS Asia and CNS UK a monthly fee at the annual rate of 5.00%, 10.00% and 5.00%, respectively, of the investment management fee paid by the Fund to the Investment Manager.

The Fund has entered into an Administration Agreement with the Investment Manager under which the Investment Manager performs certain administrative functions for the Fund, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund. For its services under the Administration Agreement, the Investment Manager receives a monthly fee from the Fund at the annual rate of 0.08% of the Fund’s average daily managed assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder and Board of Directors of

COHEN & STEERS GLOBAL INCOME BUILDER, INC.:

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Cohen & Steers Global Income Builder, Inc. (the “Fund”) at June 12, 2007, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

June 18, 2007

65

FINANCIAL INFORMATION

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS

August 31, 2007 (Unaudited)

		Number of Shares	Value
COMMON STOCK	79.3%
AUSTRALIA	1.2%
BANK	0.6%
Australia and New Zealand Banking Group Ltd.[a]		107,361	$2,551,346

MATERIAL	0.6%
BHP Billiton Ltd.[a]		81,287	2,552,233

TOTAL AUSTRALIA			5,103,579

CANADA	1.1%
DIVERSIFIED FINANCIAL SERVICES	0.6%
IGM Financial[a]		52,611	2,579,733

ENERGY—OIL & GAS	0.5%
Petro-Canada[a]		47,315	2,413,244

TOTAL CANADA			4,992,977

FINLAND	1.5%
TELECOMMUNICATION SERVICES	0.7%
Nokia Oyj[a]		90,600	2,984,688

UTILITY—ELECTRIC—INTEGRATED	0.8%
Fortum Oyj[a]		107,800	3,572,383

TOTAL FINLAND			6,557,071

FRANCE	3.6%
BANK	0.3%
BNP Paribas		11,900	1,249,192

ENERGY—OIL & GAS	0.8%
Total SA		49,081	3,680,766

REAL ESTATE—DIVERSIFIED	1.0%
Unibail-Rodamco		19,021	4,556,633

UTILITY—ELECTRIC—INTEGRATED	1.5%
Electricite de France		62,744	6,322,117

TOTAL FRANCE			15,808,708

GERMANY	2.4%
INDUSTRIAL	0.5%
Siemens AGa		19,900	2,496,668

INSURANCE	0.3%
Allianz SEa		6,100	1,307,285

UTILITY—ELECTRIC—INTEGRATED	1.6%
E.ON AG (ADR)[a]		122,647	6,865,779

TOTAL GERMANY			10,669,732

HONG KONG	2.9%
ENERGY—OIL & GAS	0.5%
CNOOC Ltd.		1,694,000	2,078,603

See accompanying notes to financial statements.

66

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2007 (Unaudited)

		Number of Shares	Value
FINANCE	0.3%
Hong Kong Exchanges and Clearing Ltd.		76,500	$1,410,756

REAL ESTATE—DIVERSIFIED	0.8%
Hysan Development Company Ltd.		1,447,000	3,644,406

REAL ESTATE—OFFICE	0.9%
Hongkong Land Holdings Ltd. (USD)[a]		974,000	3,744,824

TELECOMMUNICATION SERVICES	0.4%
China Mobile Ltd.		112,000	1,525,383

TOTAL HONG KONG			12,403,972

ISRAEL	0.6%
PHARMACEUTICAL
Teva Pharmaceutical Industries Ltd. (ADR)[a]		60,084	2,583,612

ITALY	0.9%
BANK	0.6%
UniCredito Italiano S.p.A.		310,500	2,667,326

UTILITY—ELECTRIC—INTEGRATED	0.3%
Eni S.p.A.		37,100	1,281,495

TOTAL ITALY			3,948,821

JAPAN	7.2%
APPAREL	0.2%
Fast Retailing Co., Ltd.		15,000	881,694
Nisshinbo Industries		17,000	208,542

			1,090,236

AUTOMOTIVE	0.5%
Toyota Motor Corp.		35,000	2,026,811

BANK	0.0%
Sumitomo Trust and Banking Co., Ltd.		25,000	206,374

ENERGY—OIL & GAS REFINING & MARKETING	0.1%
Showa Shell Sekiyu KK		21,000	254,442

FINANCE	0.1%
Daiwa Securities Group		32,000	317,189

FOOD	0.4%
House Foods Corp.		38,000	618,264
Kikkoman Corp.		69,000	933,642

			1,551,906

HEALTH CARE	0.3%
Astellas Pharma		24,000	1,112,477
Eisai Co., Ltd.		9,000	374,882

			1,487,359

INDUSTRIAL	1.2%
Chiyoda Corp.		28,000	480,214
Fanuc Ltd.		26,000	2,527,088
Secom Co., Ltd.		47,000	2,282,636

			5,289,938

See accompanying notes to financial statements.

67

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2007 (Unaudited)

		Number of Shares	Value
INSURANCE	0.3%
Sompo Japan Insurance		108,000	$1,207,905

MATERIALS	0.5%
Mitsubishi Materials Corp.		76,000	420,894
Shin-Etsu Chemical Co., Ltd.		22,000	1,590,540
Sumitomo Metal Mining Co., Ltd.		14,000	277,025

			2,288,459

REAL ESTATE	1.8%
DIVERSIFIED	1.1%
Mitsubishi Estate Co., Ltd.		170,000	4,544,835

OFFICE	0.7%
DA Office Investment Corp.		456	3,129,054

TOTAL REAL ESTATE			7,673,889

TECHNOLOGY	1.5%
Canon		32,000	1,826,542
CSK Holdings Corp.		26,000	953,755
Kyocera Corp.		8,000	732,365
NTT Data Corp.		229	1,107,836
Sony Corp.		17,000	813,882
TDK Corp.		10,000	855,089
Tokyo Electron Ltd.		5,600	400,863

			6,690,332

TELECOMMUNICATION SERVICES	0.3%
KDDI Corp.		155	1,195,461

TOTAL JAPAN			31,280,301

MEXICO	1.2%
RETAIL	0.6%
Wal-Mart de Mexico SA de CV		731,700	2,603,030

TELECOMMUNICATION SERVICES	0.6%
America Movil SAB de CV		873,600	2,636,715

TOTAL MEXICO			5,239,745

NETHERLANDS	0.3%
BANK
ABN AMRO Holding NV		27,000	1,254,829

SPAIN	1.5%
BANK	0.9%
Banco Santander Central Hispano SAa		208,000	3,800,157

TELECOMMUNICATION SERVICES	0.6%
Telefonica SAa		110,100	2,737,935

TOTAL SPAIN			6,538,092

SWEDEN	0.6%
RETAIL
Hennes & Mauritz AB		45,579	2,576,821

See accompanying notes to financial statements.

68

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2007 (Unaudited)

		Number of Shares	Value
SWITZERLAND	2.2%
FINANCE	0.6%
UBS AGa		46,863	$2,453,744

FOOD	1.0%
Nestle SAa		10,162	4,429,009

HEALTH CARE	0.6%
Novartis AGa		47,800	2,519,772

TOTAL SWITZERLAND			9,402,525

UNITED KINGDOM	9.1%
BANK	1.7%
Barclays PLC		182,300	2,259,721
HSBC Holdings PLC		284,500	5,144,275

			7,403,996

ELECTRIC UTILITIES	1.9%
Scottish and Southern Energy PLC		291,833	8,362,365

ENERGY—INTEGRATED OIL & GAS	0.9%
Royal Dutch Shell PLC		99,024	3,847,764

HEALTH CARE	0.9%
GlaxoSmithKline PLC		151,100	3,943,195

MATERIAL	0.6%
Rio Tinto PLC		37,900	2,617,923

REAL ESTATE	2.1%
DIVERSIFIED	1.0%
British Land Co., PLC		174,859	4,574,314

OFFICE	1.1%
Derwent London PLC		129,865	4,712,980

TOTAL REAL ESTATE			9,287,294

TELECOMMUNICATION SERVICES	1.0%
Vodafone Group PLC		1,287,000	4,159,140

TOTAL UNITED KINGDOM			39,621,677

UNITED STATES	43.0%
BASIC MATERIALS	0.6%
Alcoa[a]		68,258	2,493,465

CONSUMER—CYCLICAL	1.2%
APPAREL	0.6%
Nike[a]		45,237	2,548,652

RETAIL	0.6%
Nordstrom[a]		59,240	2,849,444

TOTAL CONSUMER—CYCLICAL			5,398,096

See accompanying notes to financial statements.

69

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2007 (Unaudited)

		Number of Shares	Value
CONSUMER—NON-CYCLICAL	9.9%
AGRICULTURE	1.8%
Altria Group[a]		38,533	$2,674,576
Archer-Daniels-Midland Co.[a]		74,179	2,499,832
Monsanto Co.[a]		39,734	2,771,049

			7,945,457

BEVERAGE	0.6%
PepsiCo[a]		38,510	2,619,835

COSMETICS/PERSONAL CARE	1.2%
Procter & Gamble Co.[a]		81,676	5,334,260

FOOD	0.6%
Kraft Foods[a]		76,973	2,467,754

HEALTHCARE PRODUCTS	1.8%
Johnson & Johnson[a]		63,336	3,913,531
Medtronic[a]		75,825	4,006,593

			7,920,124

PHARMACEUTICAL	2.4%
Abbott Laboratories[a]		102,163	5,303,281
Merck & Co.[a]		49,529	2,484,870
Pfizer[a]		106,584	2,647,547

			10,435,698

RESTAURANT	1.5%
McDonald’s Corp.[a]		49,439	2,434,871
Yum! Brands[a]		120,093	3,929,443

			6,364,314

TOTAL CONSUMER— NON-CYCLICAL			43,087,442

ENERGY	4.1%
OIL & GAS	3.5%
Chevron Corp.[a]		29,430	2,582,777
ConocoPhillips[a]		32,070	2,626,212
Devon Energy Corp.[a]		33,673	2,535,914
Exxon Mobil Corp.[a]		58,347	5,002,088
GlobalSantaFe Corp.[a]		34,320	2,422,649

			15,169,640

OIL & GAS SERVICES	0.6%
Schlumberger Ltd.[a]		27,198	2,624,607

TOTAL ENERGY			17,794,247

FINANCIAL	7.5%
BANK	2.6%
Bank of America Corp.[a]		108,999	5,524,069
Wells Fargo & Co.[a]		152,987	5,590,145

			11,114,214

See accompanying notes to financial statements.

70

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2007 (Unaudited)

		Number of Shares	Value
DIVERSIFIED FINANCIAL SERVICE	2.3%
Citigroup[a]		53,838	$2,523,926
Freddie Mac[a]		43,340	2,670,177
Goldman Sachs Group[a]		13,200	2,323,332
JPMorgan Chase & Co.[a]		58,394	2,599,701

			10,117,136

INSURANCE	2.6%
Aflac[a]		96,549	5,147,027
American International Group[a]		38,637	2,550,042
HCC Insurance Holdings[a]		132,181	3,649,518

			11,346,587

TOTAL FINANCIAL			32,577,937

INDUSTRIAL	5.9%
AEROSPACE & DEFENSE	2.3%
Boeing Co.[a]		49,643	4,800,478
General Dynamics Corp.[a]		31,919	2,507,557
United Technologies Corp.[a]		34,573	2,580,183

			9,888,218

COMPUTERS	1.8%
Hewlett-Packard Co.[a]		81,974	4,045,417
International Business Machines Corp.[a]		33,133	3,866,290

			7,911,707

DIVERSIFIED MANUFACTURING	1.2%
General Electric Co.[a]		130,230	5,062,040

TRANSPORTATION	0.6%
United Parcel Service[a]		33,660	2,553,447

TOTAL INDUSTRIAL			25,415,412

MEDIA	0.9%
Time Warner[a]		196,489	3,729,361

REAL ESTATE	3.1%
SELF STORAGE	1.0%
Public Storage[a]		61,286	4,644,253

SHOPPING CENTER	2.1%
COMMUNITY CENTER	1.0%
Federal Realty Investment Trust[a]		53,858	4,527,842

REGIONAL MALL	1.1%
Macerich Co.[a]		55,845	4,535,731

TOTAL SHOPPING CENTER			9,063,573

TOTAL REAL ESTATE			13,707,826

See accompanying notes to financial statements.

71

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2007 (Unaudited)

		Number of Shares	Value
TECHNOLOGY	3.6%
SEMICONDUCTORS	2.5%
Intel Corp.[a]		214,501	$5,523,400
Microchip Technology[a]		138,648	5,340,721

			10,864,121

SOFTWARE	1.1%
Microsoft Corp.[a]		171,715	4,933,372

TOTAL TECHNOLOGY			15,797,493

TELECOMMUNICATION SERVICES	2.1%
AT&Ta		97,377	3,882,421
Corning[a]		113,400	2,650,158
Verizon Communications[a]		61,286	2,566,658

			9,099,237

UTILITIES	4.1%
ELECTRIC UTILITIES	2.4%
Energy Transfer Partners LPa		55,400	2,883,016
Exelon Corp.[a]		61,105	4,318,290
FirstEnergy Corp.[a]		51,415	3,158,938

			10,360,244

MULTI UTILITIES	1.0%
Ameren Corp.[a]		87,483	4,442,387

PIPELINES	0.7%
Enterprise Products Partners LPa		79,200	2,337,192
Targa Resources Partners LPa		28,000	840,000

			3,177,192

TOTAL UTILITIES			17,979,823

TOTAL UNITED STATES			187,080,339

TOTAL COMMON STOCK (Identified cost—$341,450,978)			345,062,801

CLOSED-END FUNDS	9.6%
CONVERTIBLE	1.0%
Advent Claymore Convertible Securities and Income Fund[a]		40,000	992,000
Calamos Convertible and High Income Fund[a]		188,612	2,700,924
Nicholas-Applegate Equity & Convertible Income Fund[a]		29,650	693,217

			4,386,141

COVERED CALL	2.3%
Dow 30 Enhanced Premium and Income Fund[a]		187,172	3,425,248
ING Risk Managed Natural Resources Fund[a]		196,131	3,491,132
Nasdaq Premium Income & Growth Fund[a]		162,500	3,032,250

			9,948,630

See accompanying notes to financial statements.

72

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2007 (Unaudited)

		Number of Shares	Value
EQUITY DIVIDEND	1.7%
Alpine Total Dynamic Dividend Fund[a]		198,000	$3,886,740
Evergreen Global Dividend Opportunity Fund[a]		204,000	3,674,040

			7,560,780

HIGH YIELD	0.8%
PIMCO Corporate Opportunity Fund[a]		150,900	2,195,595
Pioneer High Income Trust[a]		72,190	1,183,916

			3,379,511

PREFERRED	0.2%
BlackRock Preferred and Equity Advantage Trust[a]		40,000	787,600

SENIOR LOAN	0.9%
Clough Global Opportunities Fund[a]		226,385	3,923,252

TAX ADVANTAGED DIVIDEND	1.8%
Eaton Vance Tax-Managed Diversified Equity Income Fund[a]		215,088	3,890,942
Eaton Vance Tax-Managed Global Diversified Equity Income Fund[a]		214,164	3,739,303

			7,630,245

TOTAL RETURN	0.9%
Highland Credit Strategies Fund[a]		215,088	4,069,465

TOTAL CLOSED-END FUNDS (Identified cost—$42,113,056)			41,685,624

PREFERRED SECURITIES—$25 PAR VALUE	2.3%
BERMUDA	0.6%
INSURANCE
PROPERTY CASUALTY	0.2%
Arch Capital Group Ltd., 8.00%, Series Aa		31,800	800,724

REINSURANCE	0.4%
Axis Capital Holdings Ltd., 7.25%, Series Aa		36,400	891,072
Axis Capital Holdings Ltd., 7.50%, Series B ($100 par)[a]		10,000	979,300

			1,870,372

TOTAL BERMUDA			2,671,096

NETHERLANDS	0.1%
INSURANCE—MULTI-LINE
ING Groep NV, 7.05%[a]		12,800	317,056

UNITED STATES	1.6%
REAL ESTATE	1.2%
DIVERSIFIED	0.2%
iStar Financial, 7.80%, Series Fa		20,000	452,000
iStar Financial, 7.50%, Series Ia		20,000	444,800

			896,800

HOTEL	0.7%
Ashford Hospitality Trust, 8.45%, Series Da		97,853	2,371,957
Hospitality Properties Trust, 7.00%, Series Ca		25,000	562,500

			2,934,457

See accompanying notes to financial statements.

73

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2007 (Unaudited)

		Number of Shares	Value
RESIDENTIAL—APARTMENT	0.3%
Apartment Investment & Management Co., 7.75%, Series Ua		60,000	$1,474,800

TOTAL REAL ESTATE			5,306,057

SPECIAL PURPOSE ENTITY	0.2%
National City Capital Trust IV, 8.00%, due 8/30/67[a]		40,000	1,004,000

TELECOMMUNICATION SERVICES	0.2%
Telephone & Data Systems, 7.60%, due 12/1/41, Series Aa		40,298	919,197

TOTAL UNITED STATES			7,229,254

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$10,167,724)			10,217,406

PREFERRED SECURITIES—CAPITAL SECURITIES	5.6%
BERMUDA	0.2%
INSURANCE—MULTI-LINE
Catlin Insurance Co., 7.249%, 144Ab		1,000,000	931,233

FRANCE	0.7%
BANK	0.5%
BNP Paribas, 7.195%, due 6/29/49, 144Ab		2,000,000	1,982,972

INSURANCE—MULTI-LINE	0.2%
AXA, 7.10%, due 5/29/49 (Eurobond)		1,000,000	997,500

TOTAL FRANCE			2,980,472

IRELAND	0.2%
AUTO
Porsche International Finance PLC, 7.20%		1,000,000	1,003,500

UNITED KINGDOM	1.4%
BANK	0.3%
Standard Chartered PLC, 7.014%, 144Ab		1,500,000	1,377,826

FINANCE—INVESTMENT MANAGEMENT	0.6%
Aberdeen Asset Management, 7.90%, due 12/31/49		3,000,000	2,823,750

DIVERSIFIED FINANCIAL SERVICE	0.5%
Old Mutual Capital Funding, 8.00%, due 5/29/49 (Eurobond)		2,000,000	2,024,000

TOTAL UNITED KINGDOM			6,225,576

UNITED STATES	3.1%
FINANCE	0.6%
CREDIT CARD	0.3%
Capital One Capital III, 7.686%, due 8/15/36		1,500,000	1,392,638

DIVERSIFIED FINANCIAL SERVICE	0.3%
Webster Capital Trust IV, 7.65%, due 6/15/37		1,000,000	988,484

TOTAL FINANCE			2,381,122

INSURANCE—LIFE/HEALTH INSURANCE	1.0%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Ab		5,000,000	4,469,910

OIL—EXPLORATION AND PRODUCTION	0.7%
Pemex Project Funding Master Trust, 7.75%		3,000,000	3,044,250

See accompanying notes to financial statements.

74

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2007 (Unaudited)

		Number of Shares	Value
PIPELINES	0.8%
Enterprise Products Operating LP, 8.375%, due 8/1/66		3,500,000	$3,589,162

TOTAL UNITED STATES			13,484,444

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$24,792,023)			24,625,225

		Principal Amount
CORPORATE BONDS	1.5%
UNITED STATES
TELECOMMUNICATION SERVICES
Citizens Communications Co., 9.00%, due 8/15/31		$5,000,000	4,937,500
Embarq Corp., 7.995%, due 6/1/36		1,500,000	1,558,828

TOTAL CORPORATE BONDS (Identified cost—$6,232,053)			6,496,328

COMMERCIAL PAPER	2.6%
Citigroup Funding, 4.15%, due 9/4/07 (Identified cost—$11,140,146)		11,144,000	11,140,146

TOTAL INVESTMENTS (Identified cost—$435,895,980)[c]	100.9%		439,227,530
WRITTEN CALL OPTIONS	(0.8)%		(3,756,472)
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)%		(223,442)

NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $19.34 per share based on 22,505,250 shares of common stock outstanding)	100.0%		$435,247,616

Written Call Options		Number of Contracts	Value
GERMANY
Euro Stoxx 50 Index, Strike Price 3,700.00, 9/21/07	EUR	1,013	$125,728
Euro Stoxx 50 Index, Strike Price 3,752.15, 9/21/07	EUR	1,480	123,447
Euro Stoxx 50 Index, Strike Price 3,758.89, 9/21/07	EUR	1,276	141,022
Euro Stoxx 50 Index, Strike Price 3,768.02, 9/21/07	EUR	1,158	119,337
Euro Stoxx 50 Index, Strike Price 3,800.00, 9/21/07	EUR	4,491	347,189
Euro Stoxx 50 Index, Strike Price 3,857.24, 9/21/07	EUR	523	23,376

TOTAL GERMANY			880,099

JAPAN
Nikkei 225 Index, Strike Price 17,153.34, 9/21/07	JPY	55,700	22,946
Nikkei 225 Index, Strike Price 17,413.41, 9/21/07	JPY	55,100	9,617

TOTAL JAPAN			32,563

See accompanying notes to financial statements.

75

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2007 (Unaudited)

Written Call Options		Number of Contracts	Value
UNITED STATES
S&P 500 Index, Strike Price 1,450.00, 9/22/07	USD	54	$253,800
S&P 500 Index, Strike Price 1,460.00, 9/22/07	USD	133	522,690
S&P 500 Index, Strike Price 1,465.00, 9/22/07	USD	44	158,400
S&P 500 Index, Strike Price 1,470.00, 9/22/07	USD	138	442,980
S&P 500 Index, Strike Price 1,475.00, 9/22/07	USD	51	151,470
S&P 500 Index, Strike Price 1,480.00, 9/22/07	USD	182	509,600
S&P 500 Index, Strike Price 1,495.00, 9/22/07	USD	143	264,550
S&P 500 Index, Strike Price 1,505.00, 9/22/07	USD	154	243,320
S&P 500 Index, Strike Price 1,485.00, 9/22/07	USD	110	297,000

TOTAL UNITED STATES			2,843,810

TOTAL WRITTEN OPTIONS (Premiums Received—$5,562,625)			$3,756,472

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

Note:	Percentages indicated are based on the net assets of the fund.
a	All or a portion of the security has been segregated in connection with written option contracts; $34,956,423 has been pledged to brokers and $217,974,443 has been segregated by the custodian. Total segregated securities represent 58.1% of net assets.
b	Resale is restricted to qualified institutional investors. Aggregate holdings equal 2.0% of net assets.
c	All foreign holdings except Allianz SE and China Mobile Ltd. have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the fund’s Board of Directors.

See accompanying notes to financial statements.

76

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2007 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$435,895,980)	$439,227,530
Foreign currency, at value (Identified cost—$762,444)	763,479
Dividends and interest receivable	1,170,850
Receivable for investment securities sold	1,148,183

Total Assets	442,310,042

LIABILITIES:
Payable for options written (Premiums received $5,562,625)	3,756,472
Payable for investment securities purchased	2,100,004
Payable for offering costs	730,761
Payable for investment management fees	362,435
Payable for administration fees	28,995
Payable for directors’ fees	5,775
Other liabilities	77,984

Total Liabilities	7,062,426

NET ASSETS applicable to 22,505,250 shares of $0.001 par value common stock outstanding	$435,247,616

NET ASSETS consist of:
Paid-in-capital	$428,950,275
Undistributed net investment income	1,292,248
Net realized loss on investments	(136,631)
Net unrealized appreciation on investments	5,141,724

$435,247,616

NET ASSET VALUE PER SHARE:
($435,247,616 ÷ 22,505,250 shares outstanding)	$19.34

MARKET PRICE PER SHARE	$20.00

MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE	3.41%

See accompanying notes to financial statements.

77

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF OPERATIONS

For the Period July 27, 2007a through August 31, 2007 (Unaudited)

Investment Income:
Dividend income (net of $2,556 of foreign withholding tax)	$1,117,834
Interest income	662,556

Total Income	1,780,390

Expenses:
Investment management fees	374,189
Administration fees	41,221
Professional fees	31,119
Custodian fees and expenses	21,417
Shareholder reporting expenses	9,933
Directors’ fees and expenses	5,775
Transfer agent fees and expenses	2,244
Miscellaneous	2,244

Total Expenses	488,142

Net Investment Income	1,292,248

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on:
Investments	(83,140)
Foreign currency transactions	(53,491)

Net realized loss	(136,631)

Net change in unrealized appreciation on:
Investments	3,331,550
Options written	1,806,153
Foreign currency translations	4,021

Net change in unrealized appreciation	5,141,724

Net realized and unrealized gain on investments	5,005,093

Net Increase in Net Assets Resulting from Operations	$6,297,341

a	Commencement of operations.

See accompanying notes to financial statements.

78

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

For the Period July 27, 2007[a] through August 31, 2007
Change in Net Assets:
From Operations:
Net investment income	$1,292,248
Net realized loss on investments	(136,631)
Net unrealized appreciation on investments	5,141,724

Net increase in net assets resulting from operations	6,297,341

Capital Stock Transactions:
Increase in net assets from fund share transactions	428,850,000

Total increase in net assets	435,147,341
Net Assets:
Beginning of period	100,275

End of period[b]	$435,247,616

a	Commencement of operations.
b	Includes undistributed net investment income of $1,292,248.

See accompanying notes to financial statements.

79

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Period July 27, 2007[a] through August 31, 2007
Net asset value, beginning of period	$19.10

Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain on investments	0.22

Total income from investment operations	0.28

Offering costs charged to paid-in capital	(0.04)

Net asset value, end of period	$19.34

Market value, end of period	$20.00

Total net asset value return[b]	1.26%[c]

Total market value return[b]	0.00%[c]

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$435.2

Ratio of expenses to average daily net assets	1.20%[d,e]

Ratio of net investment income to average daily net assets	3.17%[d,e]

Portfolio turnover rate	2%[c]

a	Commencement of operations.
b	Total market value return is computed based upon the New York Stock Exchange market price of the fund’s shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the fund’s dividend reinvestment plan.
c	Not annualized.
d	Annualized.
e	Does not include expenses incurred by the closed-end funds in which the fund invests.

See accompanying notes to financial statements.

80

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Cohen & Steers Global Income Builder, Inc. (the fund) was incorporated under the laws of the State of Maryland on April 10, 2007 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified closed-end management investment company. The fund’s investment objective is total return with an emphasis in high current income. The fund had no operations until June 12, 2007 when it sold 5,250 shares for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on July 27, 2007.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these

81

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund’s use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Capital gains received from investments are recorded as such in the Statement of Operations.

Foreign Currency: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

82

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Options: The fund may purchase or write index or stock options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, acquisition cost or the sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested on payable date in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash. Distributions paid by the fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Fees: The investment manager serves as the fund’s investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund’s investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors

For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 1.0% of the fund’s average daily net assets of the fund.

Under separate subadvisory agreements between the investment manager and Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the fund’s investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreement, the investment manager (not the fund) pays the subadvisors 10%, 5% and 5%, respectively, of the investment management fee received by the investment manager from the fund. For the period July 27, 2007 (commencement of operations) through August 31, 2007, the investment manager paid the subadvisors $37,419, $18,709 and $18,709, respectively.

83

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the fund’s average daily net assets. For the period July 27, 2007 (commencement of operations) through August 31, 2007, the fund incurred $29,935 in administration fees. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $245 from the fund for the period July 27, 2007 (commencement of operations) through August 31, 2007.

NOTE 3. INVESTMENT TRANSACTIONS

Purchases and sales of securities, excluding short-term investments, for the period July 27, 2007 (commencement of operations) through August 31, 2007, totaled $429,118,254 and $4,279,792, respectively.

Transactions in options written during the period July 27, 2007 (commencement of operations) through August 31, 2007, were as follows:

	Number of Contracts	Premium
Options outstanding at July 27, 2007	—	—
Options written	121,750	$5,562,625
Options expired	—	—
Options terminated in closing transactions	—	—
Options exercised	—	—

Options outstanding at August 31, 2007	121,750	$5,562,625

NOTE 4. INCOME TAX INFORMATION

As of August 31, 2007, the federal tax cost and net unrealized appreciation on securities were as follows:

Cost for federal income tax purposes	$435,895,980

Gross unrealized appreciation	$8,285,123
Gross unrealized depreciation	(4,953,573)

Net unrealized appreciation	$3,331,550

NOTE 5. CAPITAL STOCK

The fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

On July 27, 2007, the fund completed the initial public offering of 22,500,000 shares of common stock. Proceeds paid to the fund amounted to $428,850,000 after the deduction of underwriting commissions and offering expenses of $21,150,000.

Additionally the investment manager absorbed approximately $498,000 in offering expenses related to the initial offering.

84

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the period July 27, 2007 (commencement of operations) through August 31, 2007, the fund issued no shares of common stock for the reinvestment of dividends.

NOTE 6. OTHER

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 7. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. An assessment of the fund’s tax position has been made and it has been determined that there is no impact to the fund’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the fund’s financial statements.

NOTE 8. SUBSEQUENT EVENT—SUBSEQUENT OFFERING

On September 7, 2007, the fund completed a subsequent offering of 784,300 shares of common stock. Proceeds paid to the fund amounted to $14,948,758 after deduction of underwriting commissions and offering expenses of $737,242.

85

RATINGS OF INVESTMENTS (APPENDIX A)

DESCRIPTION OF CERTAIN RATINGS ASSIGNED BY S&P AND MOODY’S:

S&P

Long-Term

“AAA”—An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”—An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”—Obligations rated “BB,” “B,” “CCC,” “CC,” and ‘C’ are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C”—A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

“D”—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A-1

“r”—The symbol “r” is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

“N.R.”—The designation “N.R.” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-Term

“A-1”—A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”—A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.

“C”—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY’S

Long-Term

“Aaa”—Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

A-2

“Aa”—Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A”—Bonds rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

“Baa”—Bonds rated “Baa” are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”—Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B”—Bonds rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”—Bonds rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca”—Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C”—Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime Rating System (Short-Term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

A-3

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

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Appendix B

ARTICLES SUPPLEMENTARY

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Articles Supplementary Creating and Fixing the Rights of

Series W7 Taxable Auction Market Preferred Shares

Cohen & Steers Global Income Builder, Inc., a Maryland corporation having its principal office in the City of Baltimore in the State of Maryland (the “Corporation”), certifies to the State Department of Assessments and Taxation of Maryland that:

First: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of its Articles of Incorporation, as supplemented, (which as hereafter amended, restated and supplemented from time to time, is together with these Articles Supplementary, the “Charter”), and the Maryland General Corporation Law (the “MGCL”), the Board of Directors has duly classified out of the Corporation’s authorized and unissued common stock, and authorized the creation and issuance of, 3,600 shares of the Corporation’s Taxable Auction Market Preferred Shares (the “Preferred Shares”) (par value $.001 per share) and has further classified all of such shares as “Series W7 Preferred Shares,” liquidation preference $25,000 per share (herein referred to as the “Series”).

Second: Pursuant to Section 2-411 of the MGCL and authority granted by Article III of the Corporation’s By-laws, the Board of Directors of the Corporation has appointed a pricing committee (the “Pricing Committee”) and has authorized such Pricing Committee to fix the terms of the Series, as set forth herein.

Third: The preferences, voting powers, restrictions, and limitations as to dividends, qualifications, and terms and conditions of redemption, of the Series are as follows:

DESIGNATION

Series W7 Preferred Shares: A series of Preferred Shares, par value $.001 per share, liquidation preference $25,000 per share, is hereby designated “Series W7 Taxable Auction Market Preferred Shares.” Each share of the Series may be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an initial dividend rate per annum, initial Auction Period and an initial Dividend Payment Date as will be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, as are set forth in Part I and Part II of these Articles Supplementary. The Series will constitute a separate series of Preferred Shares of the Corporation.

Subject to the provisions of Section 11(b) of Part I hereof, the Board of Directors of the Corporation may, in the future, reclassify additional shares of the Corporation’s unissued common stock as preferred stock, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the dividend rate for its initial Auction Period, its initial Dividend Payment Date and any other changes in the terms herein set forth will be as set forth in the Articles Supplementary with respect to the additional shares.

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As used in Part I and Part II of these Articles Supplementary, capitalized terms will have the meanings provided in Section 17 of Part I and Section 1 of Part II of these Articles Supplementary.

Part I. Terms of Series W7 Preferred Shares

1. Number of Shares; Ranking.

(a) The initial number of authorized shares constituting the Series is 3,600 shares. No fractional shares of the Series will be issued.

(b) Shares of the Series, which at any time have been redeemed or purchased by the Corporation, will, after such redemption or purchase, have the status of authorized but unissued shares of preferred stock.

(c) Shares of the Series will rank on a parity with shares of any other series of preferred stock of the Corporation (including any other Preferred Shares) as to the payment of dividends to which such shares are entitled.

(d) No Holder of shares of the Series will have, solely by reason of being such a holder, any preemptive or other right to acquire, purchase or subscribe for any shares of the Series, Common Shares of the Corporation or other securities of the Corporation which it may hereafter issue or sell.

2. Dividends.

(a) The Holders of shares of the Series will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2. Dividends on the Outstanding shares of the Series issued on the Date of Original Issue will accumulate from the Date of Original Issue.

(b) (i) Dividends will be payable when, as and if declared by the Board of Directors following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the shares of the Series, as follows:

(A) with respect to any Flexible Auction Period, the Business Day immediately following such Auction Period; and

(B) with respect to a Flexible Auction Period of (i) seven or more but less than 183 days, the Business Day immediately following such Flexible Auction Period, or (ii) 183 or more days, each semiannual date on which dividends on the shares of the Series would be payable and on the Business Day immediately following such Flexible Auction Period.

(ii) If a day for payment of dividends resulting from the application of subparagraph (b) above is not a Business Day, then the Dividend Payment Date will be the first Business Day following such day for payment of dividends.

(iii) The Corporation will pay to the Paying Agent not later than 10:30 a.m., New York City time, on each Dividend Payment Date for the Series, an aggregate amount of immediately

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available funds equal to the dividends to be paid to all Holders of the Series on such Dividend Payment Date. The Corporation will not be required to establish any reserves for the payment of dividends.

(iv) All moneys paid to the Paying Agent for the payment of dividends will be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends will, upon request and to the extent permitted by law, be repaid to the Corporation at the end of 90 days from the date on which such moneys were to have been so applied.

(v) Each dividend on the Series will be paid on the Dividend Payment Date therefor to the Holders of shares of the Series as their names appear on the stock ledger or stock records of the Corporation on the Business Day next preceding such Dividend Payment Date; provided, however, if dividends are in arrears, they may be declared and paid at any time to Holders as their names appear on the stock ledger or stock records of the Corporation on such date not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

(c) (i) The dividend rate on Outstanding shares of the Series during the period from and after the Date of Original Issue to and including the last day of the initial Auction Period therefor will be equal to the rate as determined in the manner set forth under “Designation” above. For each subsequent Auction Period for the Series, the dividend rate will be equal to the rate per annum that results from an Auction (but the rate set at the Auction will not exceed the Maximum Rate); provided, however, that if an Auction for any subsequent Auction Period of the Series is not held for any reason or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all shares of the Series being the subject of Submitted Hold Orders and other than in an Auction for a Flexible Auction Period), then the dividend rate on the shares of the Series for any such Auction Period will be the Maximum Rate (except (i) during a Default Period when the dividend rate will be the Default Rate, as set forth in Section 2(c)(ii) below or (ii) after a Default Period and prior to the beginning of the next Auction Period when the dividend rate will be the Maximum Rate at the close of business on the last day of such Default Period). If the Corporation has declared a Flexible Auction Period and there are not Sufficient Clearing Orders, the dividend rate for the next rate period will be the same as during the current Auction Period. If as a result of an unforeseeable disruption of the financial markets, an Auction cannot be held for a period of more than three business days, the dividend rate for the Subsequent Auction Period will be the same as the dividend rate for the current Auction Period.

(ii) Subject to the cure provisions in Section 2(c)(iii) below, a “Default Period” with respect to the Series will commence on any date the Corporation fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on the Series payable on the Dividend Payment Date (a “Dividend Default”) or (B) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default” and together with a Dividend Default, hereinafter referred to as “Default”).

Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default will end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price will have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend

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Default, the Applicable Rate for each Auction Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Auction Period commencing after the beginning of a Default Period will be a Seven-Day Auction Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Auction Period. No Auction will be held during a Default Period.

(iii) No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Corporation) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for the Series. The Default Rate will be equal to the Index multiplied by three (3).

(iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Auction Period (or in respect of dividends on another date in connection with a redemption during such Auction Period) will be computed by multiplying the Applicable Rate (or the Default Rate) for such Auction Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Auction Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360 for the Series, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

(d) Any dividend payment made on shares of the Series will first be credited against the earliest accumulated but unpaid dividends due with respect to the Series.

(e) For so long as any of the shares of the Series are Outstanding, except as otherwise contemplated by Part I of these Articles Supplementary, the Corporation will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares ranking junior to the Series as to dividends or upon liquidation) with respect to Common Shares or any other capital stock of the Corporation ranking junior to the Series as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other capital stock ranking junior to the Series (except by conversion into or exchange for shares of the Corporation ranking junior to the Series as to dividends and upon liquidation), unless (i) immediately after such transaction, the Corporation would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Corporation’s preferred stock, including the Series, or will have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and (iii) the Corporation has redeemed the full number of shares of preferred stock required to be redeemed by any mandatory provision for redemption, including the Series required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii) of Part I of these Articles Supplementary.

(f) For so long as any shares of the Series are Outstanding, except as set forth in the next sentence, the Corporation will not declare, pay or set apart for payment on any series of stock of the Corporation ranking, as to the payment of dividends, on a parity with the Series for any period

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unless full cumulative dividends have been or contemporaneously are declared and paid on the Series through its most recent Dividend Payment Date. When dividends are not paid in full upon the Series through its most recent Dividend Payment Date or upon any other series of stock ranking on a parity as to the payment of dividends with the Series through its most recent Dividend Payment Date, all dividends declared upon the Series and any other such series of stock ranking on a parity as to the payment of dividends with the Series will be declared pro rata so that the amount of dividends declared per share on the Series and any other such series of preferred stock ranking on a parity therewith will in all cases bear to each other the same ratio that accumulated dividends per share on the Series and such other series of preferred stock ranking on a parity therewith bear to each other.

3. Redemption.

(a) (i) After the initial Auction Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Maryland law, the Corporation may, at its option, redeem in whole or in part out of funds legally available therefor shares of the Series herein designated as (A) having an Auction Period of one year or less, on the Business Day after the last day of such Auction Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the Redemption Date (“Redemption Price”), or (B) having an Auction Period of more than one year, on any Business Day prior to the end of the relevant Auction Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Auction Period as set forth in Section 4 of Part I of these Articles Supplementary; provided, however, that during an Auction Period of more than one year, no shares of the Series will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Auction Period. Notwithstanding the foregoing, the Corporation will not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Corporation gives such notice and on the Redemption Date, (a) the Corporation has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to Holders of the Series by reason of the redemption of the Series on the Redemption Date and (b) the Corporation would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 will be applicable in such circumstances in the event the Corporation makes the deposit and takes the other action required thereby.

(ii) If the Corporation fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within ten Business Days following the relevant Valuation Date, in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test, or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an “Asset Coverage Cure Date”), the Series will be subject to mandatory redemption out of funds legally available therefor. The number of shares of

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the Series to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of shares of the Series the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Corporation meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of the Series then Outstanding will be redeemed) and (B) the maximum number of shares of the Series that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.

(iii) In determining the shares of the Series required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Corporation will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata or among the Holders of the Series in proportion to the number of shares they hold and shares of other preferred stock subject to mandatory redemption provisions similar to those contained in this Section 3, subject to the further provisions of this subparagraph (iii). The Corporation will effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Corporation last met the Preferred Shares Basic Maintenance Amount Test, or (B) the 1940 Act Preferred Shares Asset Coverage, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Asset Coverage Cure Date (the “Mandatory Redemption Date”), except that if the Corporation does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of shares of the Series which would be required to be redeemed by the Corporation under clause (A) of subparagraph (a)(ii) of this Section 3 if sufficient funds were available, together with shares of other preferred stock which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Corporation otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Corporation will redeem those shares of the Series, and shares of other preferred stock which it was unable to redeem, on the earliest practicable date on which the Corporation will have such funds available, upon notice pursuant to Section 3(b) to record owners of the shares of the Series to be redeemed and the Paying Agent. The Corporation will deposit with the Paying Agent funds sufficient to redeem the specified number of shares of the Series with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 1:00 P.M., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding shares of the Series are to be redeemed pursuant to this Section 3(a)(iii), the number of shares to be redeemed will be redeemed pro rata from the Holders of such shares in proportion to the number of shares of the Series held by such Holders, by lot or by such other method as the Corporation will deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. “Mandatory Redemption Price” means the Redemption Price plus (in the case of an Auction Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

(b) In the event of a redemption pursuant to the foregoing Section 3(a), the Corporation will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Corporation will deliver a notice of redemption to the

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Auction Agent and Rating Agencies (the “Notice of Redemption”) containing the information set forth below (i) in the case of an optional redemption pursuant to Section 3(a)(i) above, one Business Day prior to the giving of notice to the Holders, (ii) in the case of a mandatory redemption pursuant to Section 3(a)(ii) above, on or prior to the 10th day preceding the Mandatory Redemption Date. Only with respect to shares held by the Securities Depository, the Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of shares of the Series called for redemption not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Corporation). The Auction Agent will confirm such telephonic notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of the shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of shares of the Series at their addresses appearing on the share records of the Corporation. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of the shares of the Series to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption will be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder will also specify the number of shares to be redeemed from such Holder.

(c) Notwithstanding the provisions of paragraph (a) of this Section 3, no preferred stock, including the Series, may be redeemed at the option of the Corporation unless all dividends in arrears on the Outstanding shares of the Series and any other preferred stock have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing will not prevent the purchase or acquisition of outstanding shares of preferred stock pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of preferred stock.

(d) Upon the deposit of funds sufficient to redeem shares of the Series with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares will cease to accumulate and such shares will no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Corporation has met the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage), and all rights of the Holders of the shares so called for redemption will cease and terminate, except the right of such Holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price will be paid by the Paying Agent to the nominee of the Securities Depository. The Corporation will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the shares of the Series called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of the Series called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date will, to the extent permitted by law, be paid to the Corporation, after which time the Holders of shares of the Series so called for redemption may look only to the Corporation for payment of the

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redemption price and all other amounts, if any, to which they may be entitled; provided, however, that the Paying Agent will notify all Holders whose funds are unclaimed by placing a notice in The Wall Street Journal concerning the availability of such funds once each week for three consecutive weeks. The Corporation will be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

(e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption will be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of the Series will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Corporation will have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Corporation may not have redeemed shares of the Series for which a Notice of Redemption has been given, dividends may be declared and paid on shares of the Series and will include those shares of the Series for which Notice of Redemption has been given but for which deposit of funds has not been made.

(f) All moneys paid to the Paying Agent for payment of the redemption price of the shares of the Series called for redemption will be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.

(g) So long as any shares of the Series are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

(h) Except for the provisions described above, nothing contained in these Articles Supplementary limits any right of the Corporation to purchase or otherwise acquire any shares of the Series outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of the Series for which Notice of Redemption has been given and the Corporation meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Corporation will have no voting rights. If fewer than all the Outstanding shares of the Series are redeemed or otherwise acquired by the Corporation, the Corporation will give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

(i) In the case of any redemption pursuant to this Section 3, only whole shares of the Series will be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent will be authorized to round up so that only whole shares are redeemed.

(j) Notwithstanding anything herein to the contrary, including, without limitation, Section 6(k) of Part I of these Articles Supplementary, the Board of Directors, upon notification to each Rating Agency, may authorize, create or issue other series of preferred stock, including other series of Preferred Shares, ranking on a parity with the Series with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of

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the Corporation, to the extent permitted by the 1940 Act, if upon issuance of any such series, either (A) the net proceeds from the sale of such stock (or such portion thereof needed to redeem or repurchase the Outstanding shares of the Series) are deposited with the Paying Agent in accordance with Section 3(d) of Part I of these Articles Supplementary, Notice of Redemption as contemplated by Section 3(b) of Part I of these Articles Supplementary has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding shares of the Series or (B) the Corporation would meet the 1940 Act Preferred Shares Asset Coverage, the Preferred Shares Basic Maintenance Amount Test and the requirements of Section 12(b) of Part I of these Articles Supplementary.

4. Designation of Auction Period.

(a) The initial Auction Period for the Series will be as determined in the manner set forth under “Designation” above. The Corporation will designate the duration of subsequent Auction Periods of the Series; provided, however, that no such designation is necessary for a Seven-Day Auction Period and, provided further, that any designation of a Flexible Auction Period will be effective only if (i) notice thereof will have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Series will have been cured as provided above, (iii) Sufficient Clearing Orders will have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Flexible Auction Period, (iv) if the Corporation will have mailed a Notice of Redemption with respect to any shares of the Series, the redemption price with respect to such shares will have been deposited with the Paying Agent, (v) in the case of the designation of a Flexible Auction Period, the Broker-Dealers will have notified the Corporation in writing that it does not object to the designation of such Flexible Auction Period and (vi) each Rating Agency will have confirmed in writing to the Corporation that such designation will not adversely affect their respective then-current ratings of the Series.

(b) If the Corporation proposes to designate any Flexible Auction Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Auction Period prior to such Flexible Auction Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Flexible Auction Period, notice will be (i) made by press release and (ii) communicated by the Corporation by telephonic or other means to the Auction Agent and each Broker-Dealer and confirmed in writing promptly thereafter. Each such notice will state (A) that the Corporation proposes to exercise its option to designate a succeeding Flexible Auction Period, specifying the first and last days thereof and the Maximum Rate for such Flexible Auction Period and (B) that the Corporation will by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such Flexible Auction Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Flexible Auction Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Flexible Auction Period, in which latter event the succeeding Auction Period will be a Seven-Day Auction Period. No later than 3:00 P.M., New York City time, on the second Business Day next preceding the first day of any proposed Flexible Auction Period, the Corporation will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Owners, either:

(i) a notice stating (A) that the Corporation has determined to designate the next succeeding Auction Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

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(ii) a notice stating that the Corporation has determined not to exercise its option to designate a Flexible Auction Period.

If the Corporation fails to deliver either such notice with respect to any designation of any proposed Flexible Auction Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of paragraph (a) of this Section 4 by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such proposed Flexible Auction Period, the Corporation will be deemed to have delivered a notice to the Auction Agent with respect to such Auction Period to the effect set forth in clause (ii) above, thereby resulting in a Seven-Day Auction Period.

5. Restrictions on Transfer. The shares of the Series may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Corporation or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Owner or the Agent Member of such Existing Owner, in the case of an Existing Owner whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding shares of the Series through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of the Series issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

6. Voting Rights.

(a) Except as otherwise provided in the Charter or as otherwise required by applicable law, (i) each Holder of shares of the Series will be entitled to one vote for each share of the Series held on each matter on which the Holders of shares of the Series are entitled to vote, and (ii) the holders of the Outstanding shares of preferred stock, including the Series, and holders of shares of Common Shares will vote together as a single class on all matters submitted to the stockholders; provided, however, that, with respect to the election of directors, the holders of the Outstanding shares of preferred stock, including the Series, represented in person or by proxy at a meeting for the election of directors, will be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock, including the Common Shares, to elect two directors of the Corporation, each share of preferred stock, including the Series, entitling the holder thereof to one vote. The identities of the nominees of such directorships may be fixed by the Board of Directors. Subject to paragraph (b) of this Section 6, the holders of outstanding shares of Common Shares and outstanding shares of preferred stock, including the Series, voting together as a single class, will be entitled to elect the balance of the directors.

(b) If at any time dividends on the Series will be unpaid in an amount equal to two full years’ dividends on the Series (a “Voting Period”), the number of directors constituting the Board of Directors will be automatically increased by the smallest number of additional directors that, when added to the number of directors then constituting the Board of Directors, will (together with the two directors elected by the holders of preferred stock, including the Series, pursuant to paragraph (a) of this Section 6) constitute a majority of such increased number, and the holders of any shares of preferred stock, including the Series, will be entitled, voting as a single class on a one- vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), to elect the smallest number of such additional directors of the Corporation that will constitute a majority of the total number of directors of the Corporation so increased. The Voting

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Period and the voting rights so created upon the occurrence of the conditions set forth in this paragraph (b) of Section 6 will continue unless and until all dividends in arrears on the Series will have been paid or declared and sufficient cash or specified securities are set apart for the payment of such dividends. Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 will cease, subject always, however, to the revesting of such voting rights in the holders of preferred stock, including the Series, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

(c) As soon as practicable after the accrual of any right of the holders of shares of preferred stock, including the Series, to elect additional directors as described in paragraph (b) of this Section 6, the Corporation will notify the Auction Agent, and the Auction Agent will call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than ten nor more than 90 days after the date of mailing of such notice. If the Corporation fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting will be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred stock, including the Series, held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), will be entitled to elect the number of directors prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis. At any such meeting or adjournment thereof in the absence of a quorum, a majority of the holders of shares of preferred stock, including Holders of the Series, present in person or by proxy will have the power to adjourn the meeting without notice, other than an announcement at the meeting, until a quorum is present.

(d) For purposes of determining any rights of the holders of the shares of preferred stock, including the Series, to vote on any matter, whether such right is created by these Articles Supplementary, by statute or otherwise, if redemption of some or all of the shares of preferred stock, including the Series, is required, no holder of shares of preferred stock, including the Series, will be entitled to vote and no share of preferred stock, including the Series, will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum, if prior to or concurrently with the time of determination, sufficient Deposit Securities for the redemption of such shares have been deposited in the case of the Series in trust with the Paying Agent for that purpose and the requisite Notice of Redemption with respect to such shares will have been given as provided in Section 3(b) of Part I of these Articles Supplementary and in the case of other preferred stock the Corporation has otherwise met the conditions for redemption applicable to such shares.

(e) The terms of office of all persons who are directors of the Corporation at the time of a special meeting of Holders of the Series and holders of other shares of preferred stock to elect directors pursuant to paragraph (b) of this Section 6 will continue, notwithstanding the election at such meeting by the holders of the number of directors that they are entitled to elect.

(f) Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the Series and holders of shares of other preferred stock pursuant to paragraph (b) of this Section 6 will terminate, the remaining directors will constitute the directors of the Corporation and the voting rights of such holders to elect additional directors pursuant to paragraph (b) of this Section 6 will cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

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(g) Unless otherwise required by law or in the Corporation’s Charter, the Holders of shares of the Series will not have any relative rights or preferences or other special rights other than those specifically set forth herein. In the event that the Corporation fails to pay any dividends on the Series of the Corporation or fails to redeem any shares of the Series which it is required to redeem, or any other event occurs which requires the mandatory redemption of the Series and the required Notice of Redemption has not been given, other than the rights set forth in paragraph (a) of Section 3 of Part I of these Articles Supplementary, the exclusive remedy of the Holders of the Series will be the right to vote for directors pursuant to the provisions of paragraph (b) of this Section 6. In no event will the Holders of the Series have any right to sue for, or bring a proceeding with respect to, such dividends or redemptions or damages for the failure to receive the same.

(h) For so long as any shares of preferred stock, including the Series, are outstanding, the Corporation will not, without the affirmative vote of the Holders of a majority of the outstanding preferred stock, (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Corporation’s assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Series, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Corporation’s Paying Agent and the Auction Agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Corporation may borrow as may be permitted by the Corporation’s investment restrictions; provided, however, that transfers of assets by the Corporation subject to an obligation to repurchase will not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Corporation has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

(i) The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock, including the Series, voting together as a separate class, will be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Corporation under Section 13(a) of the 1940 Act. In the event a vote of holders of shares of preferred stock is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Corporation will, not later than ten Business Days prior to the date on which such vote is to be taken, notify each Rating Agency that such vote is to be taken and the nature of the action with respect to which such vote is to be

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taken and will, not later than ten Business Days after the date on which such vote is taken, notify each Rating Agency of the results of such vote.

(j) The affirmative vote of the Holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock of any series, voting separately from any other series, will be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Corporation’s shares of capital stock. For purposes of the foregoing, no matter will be deemed to adversely affect any rights, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this Section (j) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.

(k) The Board of Directors, without the vote or consent of any holder of shares of preferred stock, including the Series, or any other stockholder of the Corporation, may from time to time amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Corporation, or confirm the applicability of covenants and other obligations set forth herein, all in connection with obtaining or maintaining the rating of any Rating Agency with respect to the Series, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the Series or the Holders thereof, provided that the Board of Directors receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency’s rating of the Series) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

In addition, subject to compliance with applicable law, the Board of Directors may amend the definitions of Applicable Percentage and Applicable Spread to increase the percentage amount by which the Index is multiplied or the spread added to the Index, to determine the Maximum Rate, without the vote or consent of the holders of shares of preferred stock, including the Series, or any other stockholder of the Corporation, but only with confirmation from each Rating Agency, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Corporation would meet the Preferred Shares Basic Maintenance Amount Test.

7. Liquidation Rights.

(a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of shares of preferred stock, including the Series, will be entitled to receive out of the assets of the Corporation available for distribution to stockholders, after claims of creditors but before distribution or payment will be made in respect of the Common Shares or to any other shares of stock of the Corporation ranking junior to the preferred stock, as to liquidation payments, a liquidation distribution in the amount of $25,000 per share (the “Liquidation Preference”), plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not earned or declared by the Board of Directors, but excluding interest thereon), but such Holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. The Series will rank on a parity with shares of any other series of

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preferred stock of the Corporation as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation.

(b) If, upon any such liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the holders of all outstanding shares of preferred stock, including the Series, will be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets will be distributed among the holders of all outstanding shares of preferred stock, including the Series, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Unless and until payment in full has been made to the holders of all outstanding shares of preferred stock, including the Series, of the liquidation distributions to which they are entitled, no dividends or distributions will be made to holders of Common Shares or any stock of the Corporation ranking junior to the preferred stock as to liquidation.

(c) Neither the consolidation nor merger of the Corporation with or into any other entity or entities, nor the sale, lease, exchange or transfer by the Corporation of all or substantially all of its property and assets, will be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 7.

(d) After the payment to Holders of the Series of the full preferential amounts provided for in this Section 7, the Holders of the Series as such will have no right or claim to any of the remaining assets of the Corporation.

(e) In the event the assets of the Corporation or proceeds thereof available for distribution to the Holders of the Series, upon dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, will be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution will be made on account of any shares of any other series of preferred stock unless proportionate distributive amounts will be paid on account of the Series, ratably, in proportion to the full distributable amounts to which holders of all shares of preferred stock are entitled upon such dissolution, liquidation or winding up.

(f) Subject to the rights of the holders of shares of other preferred stock or after payment will have been made in full to the Holders of the Series as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class of shares ranking junior to the Series with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation will, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Series will not be entitled to share therein.

8. Auction Agent. For so long as any shares of the Series are Outstanding, the Auction Agent, duly appointed by the Corporation to so act, will be in each case a commercial bank, trust company or other financial institution independent of the Corporation and its Affiliates (which, however, may engage or have engaged in business transactions with the Corporation or its Affiliates) and at no time will the Corporation or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of the Series are Outstanding, the Corporation will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Corporation may remove the auction agent provided that prior to such removal the Corporation will have entered into such an agreement with a successor auction agent.

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9. 1940 Act Preferred Shares Asset Coverage. The Corporation will maintain, as of the last Business Day of each month in which any shares of the Series are Outstanding, the 1940 Act Preferred Shares Asset Coverage; provided, however, that Section 3(a)(ii) will be the sole remedy in the event the Corporation fails to do so.

10. Preferred Shares Basic Maintenance Amount. So long as any shares of the Series are Outstanding and any Rating Agency so requires, the Corporation will maintain, as of each Valuation Date, Moody’s Eligible Assets and S&P Eligible Assets, as applicable, having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; provided, however, that Section 3(a)(ii) will be the sole remedy in the event the Corporation fails to do so.

11. Certain Other Restrictions. So long as any shares of the Series are Outstanding and S&P, Moody’s or any Other Rating Agency that is rating such shares so requires, the Corporation will not, unless it has received written confirmation from S&P (if S&P is then rating the Series), Moody’s (if Moody’s is then rating the Series) and (if applicable) such Other Rating Agency, that any such action would not impair the rating then assigned by such Rating Agency to the Series, engage in any one or more of the following transactions:

(a) issue senior securities except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief;

(b) except in connection with a refinancing of the Series, issue additional shares of any series of preferred stock, including the Series, or reissue any shares of preferred stock, including the Series previously purchased or redeemed by the Corporation;

(c) engage in any short sales of securities;

(d) lend portfolio securities;

(e) merge or consolidate into or with any other fund;

(f) change the Pricing Service referred to in the definition of Market Value; or

(g) enter into reverse repurchase agreements.

(h) Notwithstanding the requirement set forth in this Section 11 to obtain written confirmation from S&P (if S&P is then rating the Series) prior to engaging in any one or more of the transactions set forth in Section 11(a)-(g), that any such action would not impair the rating then assigned by S&P to the Series, the Corporation may enter into certain S&P Hedging Transactions provided the following requirements are met:

(i) for each net long or short position in S&P Hedging Transactions, the Corporation will maintain in a segregated account with the Corporation’s custodian an amount of cash or readily marketable securities having a value, when added to any amounts on deposit with the Corporation’s futures commission merchants or brokers as margin or premium for such position, at least equal to the market value of the Corporation’s potential obligations on such position, marked-to-market on a daily basis, in each case as and to the extent required by the applicable rules or orders of the Commission or by interpretations of the Commission’s staff;

(ii) the Corporation will not engage in any S&P Hedging Transaction which would cause the Corporation at the time of such transaction to own or have sold the lesser of outstanding futures contracts based on any of the aforementioned indices exceeding in number 10% of the average number of daily traded futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

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(iii) the Corporation will engage in closing transactions to close out any outstanding futures contract which the Corporation owns or has sold or any outstanding option thereon owned by the Corporation in the event (1) the Corporation does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Share Basic Maintenance Amount on two consecutive Valuation Dates and (2) the Corporation is required to pay variation margin on the second such Valuation Date;

(iv) the Corporation will engage in a closing transaction to close out any outstanding futures contract or option thereon at least one week prior to the delivery date under the terms of the futures contract or option thereon unless the corporation holds the securities deliverable under such terms;

(v) when the Corporation writes a futures contract or option thereon, either the amount of margin posted by the Corporation (in the case of a futures contract) or the marked-to-market value of the Corporation’s obligation (in the case of a put option written by the Corporation) shall be treated as a liability of the Corporation for purposes of calculating the Preferred Share Basic Maintenance Amount, or, in the event the Corporation writes a futures contract or option thereon which requires delivery of an underlying security and the Corporation does not wish to treat its obligations with respect thereto as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount, it shall hold such underlying security in its portfolio and shall not include such security to the extent of such contract or option as an S&P Eligible Asset;

(vi) when the Corporation engages in credit default swaps, the swaps will be transacted according to International Swap Dealers Association (“ISDA”) standards. If premiums are not paid in advance, they will be counted as a liability for 1940 Act Preferred Shares Asset Coverage. The Corporation may not sell credit protection;

(vii) when the Corporation engages in interest rate and currency swaps, the transactions meet ISDA standards; The counterparty to the swap transaction has a minimum short-term rating of “A-1/A+” or the equivalent by S&P, or, if the counterparty does not have a short-term rating, the counterparty’s minimum senior unsecured long-term debt rating is “A-1/A+”, or the equivalent by S&P, or higher; the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the Series; the interest rate swap transaction will be marked-to-market weekly by the swap counterparty. If the Corporation fails to maintain an aggregate Discounted Value that is at least equal to the basic maintenance amount on two consecutive valuation dates, then the swap agreement will terminate immediately; for the purpose of calculating the asset coverage test, 90% of any positive mark-to-market valuation of the Corporation’s rights are eligible assets. One hundred percent of any negative mark-to-market valuation of the Corporation’s rights will be included in the calculation of the basic maintenance amount; and the Corporation maintains liquid assets with a value that is at least equal to the net amount of the excess, if any, of the Corporation’s obligations over its entitlement with respect to each swap. If the swap agreement is not on a net basis, the Corporation must maintain liquid and unencumbered assets with a value at least equal to the full amount of its accrued obligations under the agreement. For caps/floors, the Corporation must maintain liquid assets with a value that is at least equal to the Corporation’s obligations for such caps or floors;

(viii) when the Corporation engages in short sales, the Corporation segregates liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. If the Corporation enters into a short sale against the box, it is required to segregate

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securities equivalent in kind and amount to the securities sold short, and the Corporation is required to segregate such securities while the short sale is outstanding; and the transaction will be marked-to-market daily by the counterparty;

(ix) when the Corporation engages in margin purchases, the Corporation segregates liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the margin purchase, equals the current net obligation of the Corporation; and the transaction is marked-to-market daily by the counterparty;

(x) when the Corporation engages in reverse repurchase agreements, the counterparty is rated at least “A-1/A+” and the agreement matures in 30 days or sooner; or the counterparty is rated “A-1/A+” and the transaction matures between 30 and 183 days; and the securities are marked-to-market daily by the counterparty; and

(xi) when the Corporation engages in security lending for periods of 30 days or less, the counterparty must be rated at least A-1/A+ and the Corporation must follow all requirements of the 1940 Act.

12. Compliance Procedures for Asset Maintenance Tests. For so long as any shares of the Series are Outstanding and any Rating Agency so requires:

(a) As of each Valuation Date, the Corporation will determine (i) the Market Value of each Eligible Asset owned by the Corporation on that date, (ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of that date, (iv) the value (as used in the 1940 Act) of the total assets of the Corporation, less all liabilities, and (v) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date.

(b) Upon any failure to meet the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on any Valuation Date, the Corporation may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing shares of the Series outside of an Auction or, in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), to meet (or certify in the case of a failure to file a certificate on a timely basis, as the case may be) the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on or prior to the Asset Coverage Cure Date.

(c) Compliance with the Preferred Shares Basic Maintenance Amount and 1940 Act Preferred Shares Asset Coverage will be determined with reference to those shares of the Series which are deemed to be Outstanding hereunder.

(d) The Corporation will deliver to each Rating Agency a certificate which sets forth a determination of items (i)-(iii) of paragraph (a) of this Section 12 (a “Preferred Shares Basic Maintenance Certificate”) as of (A) on or before the 7th business day after the Date of Original Issue, (B) the last Valuation Date of each month thereafter (such monthly report to include the net asset value and trade price as of that date), (C) any date requested by any Rating Agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Corporation’s cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, (E) any day that Common Shares or Preferred Shares are redeemed and (F) any day the S&P Eligible Assets have an aggregate Discounted Value less than or equal to 110% of the Preferred Shares Basic Maintenance Amount. Such Preferred Shares Basic Maintenance Certificate will be delivered in the case of clause (i)(A) on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

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(e) The Corporation will deliver to each Rating Agency a certificate which sets forth a determination of items (iv) and (v) of paragraph (a) of this Section 12 (a “1940 Act Preferred Shares Asset Coverage Certificate”) (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate will be delivered on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date.

The certificates required by paragraphs (d) and (e) of this Section 12 may be combined into a single certificate.

(f) Within fifteen Business Days of the Date of Original Issue and any redemption of the Series, the Corporation will deliver to each Rating Agency a letter prepared by the Corporation’s independent auditors (an “Auditor’s Certificate”) regarding the accuracy of the calculations made by the Corporation in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Corporation on the Date of Original Issue. Within fifteen Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last Valuation Date of each fiscal year of the Corporation, the Corporation will deliver to the Auction Agent and each Rating Agency an Auditor’s Certificate regarding the accuracy of the calculations made by the Corporation in a Preferred Shares Basic Maintenance Certificate with respect to a date randomly selected by the Corporation’s independent auditors during such fiscal year. In addition, the Corporation will deliver to the persons specified in the preceding sentence an Auditor’s Certificate regarding the accuracy of the calculations made by the Corporation on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor’s Certificate shows that an error was made in any such report, the calculation or determination made by the Corporation’s independent auditors will be conclusive and binding on the Corporation.

(g) The Auditor’s Certificates referred to in paragraph (f) above will confirm, based upon the independent auditor’s review of portfolio data provided by the Corporation, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates and 1940 Act Preferred Shares Asset Coverage Certificates and (ii) that, based upon such calculations, the Corporation had, at such Valuation Date, met the Preferred Shares Basic Maintenance Amount Test.

(h) In the event that a Preferred Shares Basic Maintenance Certificate or 1940 Act Preferred Shares Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 12, the Corporation will be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 12(b) of Part I of these Articles Supplementary. In the event that a Preferred Shares Basic Maintenance Certificate, a 1940 Act Preferred Shares Asset Coverage Certificate or an applicable Auditor’s Certificate with respect to an Asset Coverage Cure Date is not delivered within the time periods specified herein, the Corporation will be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Preferred Shares Asset Coverage, as the case may be, as of the related Valuation Date.

(i) The Corporation will provide S&P and Moody’s with no less than 30 days’ notification of: (i) any material changes to the Corporation’s organizational documents and material contracts, (ii) any redemptions, or (iii) any failed Auctions.

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(j) The Corporation will provide to Moody’s an audited financial statement for its fiscal year, and to S&P within 90 days of its fiscal year, an audited financial statement emailed to CDOleveragefundsurveillance@sandp.com.

13. Notice. All notices or communications hereunder, unless otherwise specified in these Articles Supplementary, will be sufficiently given if in writing and delivered in person, by telecopier or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 will be deemed given on the earlier of the date received or the date five-days after which such notice is mailed, except as otherwise provided in these Articles Supplementary or by the MGCL for notices of stockholders’ meetings.

14. Waiver. To the extent permitted by Maryland Law, Holders of at least two-thirds of the Outstanding shares of the Series may waive any provision hereof intended for their benefit in accordance with such procedures as may from time to time be established by the Board of Directors.

15. Termination. In the event that no shares of the Series are Outstanding, all rights and preferences of such shares established and designated hereunder will cease and terminate, and all obligations of the Corporation under these Articles Supplementary will terminate.

16. Amendment. Subject to the provisions of these Articles Supplementary, the Board of Directors may, by resolution duly adopted without stockholder approval (except as otherwise provided by these Articles Supplementary or required by applicable law), amend these Articles Supplementary to reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of Section 6(k) of Part I of these Articles Supplementary without stockholder approval. To the extent permitted by applicable law, the Board of Directors may interpret, amend or adjust the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any patent defect.

17. Definitions. As used in Part I, Part II and all appendices of these Articles Supplementary, the following terms will have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Affiliate” means any person known to the Auction Agent to be controlled by, in control of or under common control with the Corporation; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Corporation will be deemed to be an Affiliate nor will any corporation or any Person controlled by, in control of or under common control with such corporation, one of the directors or executive officers of which is a director of the Corporation be deemed to be an Affiliate solely because such director or executive officer is also a director of the Corporation.

“Agent Member” means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

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“Applicable Percentage” means the percentage determined based on the credit rating assigned to the Series on such date by Moody’s (if Moody’s is then rating the Series) and S&P (if S&P is then rating the Series) as follows:

Credit Ratings

Moody’s	S&P	Applicable Percentage
Aaa	AAA	125%
Aa3 to Aa1	AA– to AA+	150%
A3 to A1	A– to A+	200%
Baa3 to Baa1	BBB– to BBB+	250%
Ba1 and lower	BB+ and lower	300%

In the case of a Flexible Auction Period, the Applicable Percentage is determined on the day that a notice of a Flexible Auction Period is delivered if the notice specifies a Maximum Rate for a Flexible Auction Period. The Applicable Percentage will be determined based on the lower of the credit rating or ratings assigned to the Series by Moody’s and S&P. If Moody’s or S&P or both shall not make such ratings available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.

The Applicable Percentage as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Corporation would be in compliance with the Preferred Shares Basic Maintenance Amount. The Corporation will take all reasonable action necessary to enable either Moody’s or S&P to provide a rating for the Series. If neither Moody’s nor S&P will make such a rating available, the Corporation will select another Rating Agency to act as a substitute Rating Agency.

“Applicable Rate” means, with respect to the Series for each Auction Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Auction Period if all the shares of the Series are the subject of Submitted Hold Orders for the Auction in respect thereof, 90% of the Index.

“Applicable Spread” means the spread determined based on the credit rating assigned to the Series on such date by Moody’s (if Moody’s is then rating the Series) and S&P (if S&P is then rating the Series) as follows:

Credit Ratings

Moody’s	S&P	Applicable Spread
Aaa	AAA	125 bps
Aa3 to Aa1	AA– to AA+	150 bps
A3 to A1	A– to A+	200 bps
Baa3 to Baa1	BBB– to BBB+	250 bps
Ba1 and lower	BB+ and lower	300 bps

In the case of a Flexible Auction Period, the Applicable Spread is determined on the day that a notice of a Flexible Auction Period is delivered if the notice specifies a Maximum Rate for a Flexible Auction

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Period. The Applicable Spread will be determined based on the lower of the credit rating or ratings assigned to the Series by Moody’s and S&P. If Moody’s or S&P or both shall not make such ratings available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.

The Applicable Spread as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Corporation would be in compliance with the Preferred Shares Basic Maintenance Amount. The Corporation will take all reasonable action necessary to enable either Moody’s or S&P to provide a rating for the Series. If neither Moody’s nor S&P will make such a rating available, the Corporation will select another Rating Agency to act as a substitute Rating Agency.

“Asset Coverage Cure Date” has the meaning set forth in Section 3(a)(ii) of these Articles Supplementary.

“Auction” means each periodic operation of the Auction Procedures.

“Auction Agent” means the Person appointed as Auction Agent in accordance with the Auction Agreement. The Auction Agent shall initially be The Bank of New York.

“Auction Date” has the meaning set forth in Part II of these Articles Supplementary.

“Auction Period” means the initial period determined in the manner set forth under “Designation” above, and thereafter, periods shall be determined in the manner set forth in Part II of these Articles Supplementary.

“Auction Procedures” means the procedures for conducting Auctions as set forth in Part II of these Articles Supplementary.

“Auditor’s Certificate” has the meaning set forth in Section 12(f) of Part I of these Articles Supplementary.

“Beneficial Owner” means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of the Series.

“Bid” has the meaning specified in Section 1(a) of Part II of these Articles Supplementary

“Bidder” has the meaning set forth in Part II of these Articles Supplementary, provided however that neither the Corporation nor any Affiliate will be permitted to be Bidder in an Auction.

“Board of Directors” or “Board” means the Board of Directors of the Corporation or any duly authorized committee thereof as permitted by applicable law.

“Broker-Dealer” has the meaning set forth in Part II of these Articles Supplementary.

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“Broker-Dealer Agreement” has the meaning set forth in Part II of these Articles Supplementary.

“Business Day” means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

“Charter” has the meaning set forth in the preamble to these Articles Supplementary.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the Securities and Exchange Commission.

“Common Shares” means the shares of the Corporation’s Common Stock, par value $.001 per share.

“Corporation” has the meaning set forth in the preamble to these Articles Supplementary.

“Date of Original Issue” means the date on which the Series is originally issued by the Corporation.

“Default” has the meaning set forth in Section 2(c)(ii) of Part I of these Articles Supplementary.

“Default Period” has the meaning set forth in Sections 2(c)(ii) or (iii) of Part I of these Articles Supplementary.

“Default Rate” has the meaning set forth in Sections 2(c)(iii) of Part I of these Articles Supplementary.

“Deposit Securities” means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or A-1/A+ by S&P, except that, for purposes of optional redemption, such obligations or securities will be considered “Deposit Securities” only if they also are rated at least P-1 by Moody’s.

“Discount Factor” means the S&P Discount Factor (if S&P is then rating the Series), the Moody’s Discount Factor (if Moody’s is then rating the Series) or the discount factor established by any Other Rating Agency which is then rating the Series and which so requires, whichever is applicable.

“Discounted Value”

(a) for Moody’s means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

(b) for S&P means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor.

“Dividend Default” has the meaning set forth in Section 2(c)(ii) of Part I of these Articles Supplementary.

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“Dividend Payment Date” means any date on which dividends are payable pursuant to Section 2(b) of Part I hereof.

“Eligible Assets” means Moody’s Eligible Assets (if Moody’s is then rating the Series), S&P Eligible Assets (if S&P is then rating the Series), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Series, whichever is applicable.

“Existing Owner” has the meaning set forth in Part II of these Articles Supplementary.

“Flexible Auction Period” means an Auction Period that is not a Seven-Day Auction Period.

“Hold Order” has the meaning set forth in Part II of these Articles Supplementary.

“Holder” means, with respect to the Series, the registered holder of shares of the Series as the same appears on the stock ledger or stock records of the Corporation.

“Index” means on any Auction Date with respect to the Series in any Auction Period of 35 days or less the LIBOR Rate. The Index with respect to the Series in any Auction Period of more than 35 days shall be the rate on United States Treasury Securities having a maturity which most closely approximates the length of the Auction Period as last published in The Wall Street Journal or such other source as may be mutually agreed upon by the Corporation and the Broker-Dealers. If either rate is unavailable, the Index shall be an index or rate agreed to by all Broker-Dealers and consented to by the Corporation. For the purpose of this definition an Auction Period of 35 days or less means a 35-day Auction Period or shorter Auction Period, i.e. a 35-day Auction Period which is extended because of a holiday would still be considered an Auction Period of 35 days or less.

“Investment Manager” means Cohen & Steers Capital Management, Inc.

“LIBOR Dealers” means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Corporation may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

“LIBOR Rate,” on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Auction Period, which appears on display page 3750 of Moneyline’s Telerate Service (“Telerate Page 3750”) (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer will determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Auction Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate will equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate will be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Corporation’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Auction Period in an amount determined by the LIBOR Dealer (after obtaining the Corporation’s approval) that is representative of a single transaction in such

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market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Corporation to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate will be LIBOR Rate as determined on the previous Auction Date. If the number of Auction Period days will be (i) 7 or more but fewer than 21 days, such rate will be the seven-day LIBOR rate; (ii) 21 or more but fewer than 49 days, such rate will be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate will be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate will be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate will be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate will be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate will be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate will be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate will be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate will be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate will be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate will be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate will be the twelve-month LIBOR rate.

“Liquidation Preference” means $25,000 per share of the Series.

“London Business Day” means any day on which commercial banks are generally open for business in London.

“Mandatory Redemption Date” has the meaning set forth in Section 3(a)(iii) of Part I of these Articles Supplementary.

“Mandatory Redemption Price” has the meaning set forth in Section 3(a)(iii) of Part I of these Articles Supplementary.

“Market Value” means the fair market value of an asset of the Corporation as computed as follows: Securities listed on the New York Stock Exchange at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the Business Day as of which such value is being determined provided that, if there has been no sale on such day, the securities are valued at the closing bid prices on such day and provided further that, if no asked prices are quoted on such day, then the security is valued at the bid price. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (“NASDAQ”) National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the Business Day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the official closing prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the directors deem appropriate to reflect their fair market value. If

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there has been no sale on such day, the securities are valued at the closing bid prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a Pricing Service when such princes are believed to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

“Maximum Rate,” for shares of the Series on any Auction Date for such shares, will mean for any rate period, the greater of the Applicable Percentage of the Index or the Applicable Spread plus the Index. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

“Moody’s” means Moody’s Investors Service, Inc. or its successors at law.

“Moody’s Discount Factor” shall have the meaning specified in Appendix B hereto.

“Moody’s Eligible Assets” shall have the meaning specified in Appendix B hereto.

“Moody’s Exposure Period” shall have the meaning specified in Appendix B hereto.

“1933 Act” means the Securities Act of 1933, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1940 Act Preferred Shares Asset Coverage” means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Corporation which are stock, including all Outstanding shares of the Series (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

“1940 Act Preferred Shares Asset Coverage Certificate” means the certificate required to be delivered by the Corporation pursuant to Section 12(f) of these Articles Supplementary.

“Notice of Redemption” means any notice with respect to the redemption of the Series pursuant to Section 3 of Part I of these Articles Supplementary.

“Order” has the meaning set forth in Part II of these Articles Supplementary.

“Other Rating Agency” means any rating agency other than S&P or Moody’s then providing a rating for the Series pursuant to the request of the Corporation.

“Other Rating Agency Eligible Assets” means assets of the Corporation designated by any Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Corporation’s assets in connection with such Other Rating Agency’s rating of the Series.

“Other Real Estate Companies” companies which generally derive at least 50% of their revenue from real estate or have at least 50% of their assets in real estate, but not including REITs.

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“Outstanding” means, as of any date, shares of the Series theretofore issued by the Corporation except, without duplication, (i) any shares of the Series theretofore canceled, redeemed or repurchased by the Corporation, or delivered to the Auction Agent for cancellation or with respect to which the Corporation has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares and (ii) any shares of the Series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Corporation. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any shares of the Series as to which the Corporation or any Affiliate is the Existing Owner will be disregarded and not deemed Outstanding; (B) in connection with any Auction, any shares of the Series as to which the Corporation or any person known to the Auction Agent to be an Affiliate is the Existing Owner will be disregarded and not deemed Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, shares of the Series held by the Corporation will be disregarded and not deemed Outstanding, but shares held by any Affiliate will be deemed Outstanding.

“Paying Agent” means The Bank of New York unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as paying agent, which paying agent may be the same as the Auction Agent.

“Person” or “person” means and includes an individual, a partnership, a corporation, a trust, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Potential Holder” has the meaning set forth in Part II of these Articles Supplementary.

“Preferred Shares” has the meaning set forth in paragraph FIRST in the preamble of these Articles Supplementary.

“Preferred Shares Basic Maintenance Amount” means as of any Valuation Date the dollar amount equal to the sum of:

(i) (A) the product of the number of shares of the Series outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the shares of the Series (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Date for the shares of the Series outstanding that follows such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment date for such other shares that follows such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of the Series outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (plus the aggregate amount of dividends that would accumulate on other outstanding preferred shares from the first respective dividend payment date for such shares after the Valuation Date through the 56th day after such Valuation Date, at the respective maximum rates for such other outstanding preferred shares); (D) the amount of anticipated expenses of the Corporation for the 90 days subsequent to such Valuation Date; (E) the amount of any indebtedness or obligations of the Corporation senior in right of payment to the Series; and

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(F) any current liabilities as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(F) less

(ii) the value (i.e., for purposes of current Moody’s guidelines, the face value of cash and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i) (A) through (i) (F) become payable, otherwise the Moody’s Discounted Value) (i.e., for the purposes of the current S&P guidelines, the face value of cash, and short term securities that are the direct obligations of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) becomes payable, otherwise the S&P Discounted Value) of any of the Corporation’s assets irrevocably deposited by the Corporation for the payment of any of (i)(A) through (i)(F).

“Preferred Shares Basic Maintenance Amount Test” means a test which is met if the lower of the aggregate Discounted Values of the Moody’s Eligible Assets or the S&P Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount. The Corporation will notify Moody’s if coverage declines below 1.30X the Preferred Shares Basic Maintenance Amount.

“Preferred Shares Basic Maintenance Certificate” has the meaning set forth in Section 12(d) of Part I of these Articles Supplementary.

“Pricing Service” means any of the following:

Bloomberg

Bridge Information Systems

Chanin Capital Partners

Data Resources Inc. (a McGraw-Hill Company)

FT Interactive Data

IDC

Kenny S&P Pricing Services

JP Morgan Pricing Services

Loan Pricing Corporation (owned by Reuters)

Meenan, Mcdevitt & Co., Inc

Reuters

Securities Evaluation Services

Standard & Poor’s Evaluation Services

Thomson Financial Securities Management

Telerate

Telekurs

Trepp Pricing Service

Van Kampen Merritt Investment Advisory Corp Pricing Service

CIBC World Markets

“Rating Agency” means Moody’s and S&P as long as such rating agency is then rating the Series.

“Redemption Date” has the meaning set forth in Section 2(c)(ii) of Part I of these Articles Supplementary.

“Redemption Default” has the meaning set forth in Section 2(c)(ii) of Part I of these Articles Supplementary.

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“Redemption Price” has the meaning set forth in Section 3(a)(i) of Part I of these Articles Supplementary.

“Reference Banks” means four major banks in the London interbank market selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates or successors or such other party as the Corporation may from time to time appoint.

“Registrar” means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as transfer agent.

“REIT” or real estate investment trust, means a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate.

“S&P” means Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., or its successors at law.

“S&P Discount Factor” shall have the meaning specified in Appendix A hereto.

“S&P Eligible Assets” shall have the meaning specified in Appendix A hereto.

“S&P Exposure Period” shall have the meaning specified in Appendix A hereto.

“Securities Depository” means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Corporation that agrees to follow the procedures required to be followed by such securities depository in connection with the Series.

“Sell Order” has the meaning set forth in Part II of these Articles Supplementary.

“Series” has the meaning set forth in Article FIRST of these Articles Supplementary.

“Short-Term Money Market Instrument” means the following types of instruments if, on the date of purchase or other acquisition thereof by the Corporation, the remaining term to maturity thereof is not in excess of 180 days:

(i) commercial paper rated A-1/A+ if such commercial paper matures in 30 days or A-1/A+ if such commercial paper matures in over 30 days;

(ii) demand or time deposits in, and banker’s acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

(iii) overnight funds;

(iv) U.S. Government Securities; and

(v) Rule 2a-7 eligible money market funds.

“Specific Redemption Provisions” means, with respect to any Flexible Auction Period of more than one year, either, or any combination of (i) a period (a “Non-Call Period”) determined by the Board of

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Directors after consultation with the Broker-Dealers, during which the shares subject to such Flexible Auction Period are not subject to redemption at the option of the Corporation and (ii) a period (a “Premium Call Period”), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Flexible Auction Period will be redeemable at the Corporation’s option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

“Seven-Day Auction Period” means an Auction Period of 7 days, unless the day after such 7th day is not a Business Day, then the number of days ending on the calendar day next preceding the next Business Day (such Business Day, being the Dividend Payment Date).

“Submission Deadline” means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

“Substitute LIBOR Dealer” means any LIBOR dealer selected by the Corporation as to which Moody’s, S&P or any other Rating Agency then rating the Preferred Shares shall not have objected; provided, however, that none of such entities shall be a LIBOR Dealer.

“Substitute U.S. Government Securities Dealer” means any U.S. Government securities dealer selected by the Corporation as to which Moody’s, S&P or any other Rating Agency then rating the Series shall not have objected; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

“Transfer Agent” means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as Transfer Agent.

“Treasury Index Rate” means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Auction Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Auction Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Corporation by at least three recognized dealers in U.S. Government Securities selected by the Corporation; provided further, however, that if one of the U.S. Government Securities Dealers does not quote a rate required to determine the Treasury Index Rate, the Treasury Index Rate will be determined on the basis of the quotation or quotations furnished by any Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers selected by the Corporation to provide such rate or rates not being supplied by the U.S. Government Securities Dealer; provided further, that if the U.S. Government Securities Dealer and Substitute U.S. Government Securities Dealers are required but unable to determine a rate in accordance with at least

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one of the procedures provided above, the Treasury Index Rate shall be the Treasury Index Rate as determined on the previous Auction Date.

“U.S. Government Agencies” means Government National Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Mortgage Association (FNMA) and the Farm Credit System.

“U.S. Government Obligations” means direct non-callable obligations of the United States (e.g., Treasury Notes, Treasury Bills, and Treasury Bonds), provided that such direct obligations are entitled to the full faith and credit of the United States. U.S. Treasury Bills provide for the full payment of principal and interest at maturity and U.S. Treasury Security Strips provide for the full payment (of principal and/or interest) at maturity. The following conditions also apply to U.S. Government Obligations:

(i) If a Treasury interest-only strip is to be considered and eligible asset, it must apply the over-collateralization level for the Treasury category following the maturity of the Treasury strip;

(ii) The trustee thereunder (“USGO Trustee”) must have a first, perfected security interest in the underlying collateral;

(iii) The underlying collateral must be free and clear of third-party claims;

(iv) The underlying collateral must be registered in the name of the USGO Trustee;

(v) Treasury Bills with maturities of less than 52 weeks are discounted at the appropriate short-term money market instrument levels;

(vi) Treasury Bills that mature next day are considered cash equivalent and are valued at 100%; and

(vii) Over-collateralization levels do not apply to zero-coupon Treasuries.

“U.S. Treasury Securities” means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

“U.S. Treasury Strips” means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

“U.S. Government Securities” means securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America and in the form of conventional bills, bonds and notes.

“U.S. Government Securities Dealers” means Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Corporation as to which Moody’s (if Moody’s is then rating the Series) and S&P (if S&P is then rating the Series) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

“Valuation Date” means the last Business Day of each week, or such other date as the Corporation and Rating Agencies may agree to for purposes of determining the Preferred Shares Basic Maintenance Amount.

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“Voting Period” has the meaning set forth in Section 6(b) of Part I of these Articles Supplementary.

“Winning Bid Rate” has the meaning set forth in Part II of these Articles Supplementary.

18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or Part II hereof, as the case may be, unless specifically identified otherwise.

Part II. Auction Procedures

Certain Definitions. As used in Part II of these Articles Supplementary, the following terms will have the following meanings, unless the context otherwise requires and all section references below are to Part II of these Articles Supplementary except as otherwise indicated: Capitalized terms not defined in Part II of these Articles Supplementary will have the respective meanings specified in Part I of these Articles Supplementary.

“All Hold Rate” means, as of any Auction Date, 90% of the Index in effect on such Auction Date for any AMPS the dividend on which is not includable in gross income of the beneficial owner of such AMPS for federal income tax purposes and 90% of the Index in effect on such Auction Date for any AMPS the dividend on which is includable in gross income of the beneficial owner of such AMPS for federal income tax purposes.

“AMPS” means the Series W7 Preferred Shares as defined in Article First in the Charter.

“Auction” means each periodic implementation of the Auction Procedures.

“Auction Agreement” means an agreement between the Auction Agent and the Issuer pursuant to which the Auction Agent agrees to follow the procedures specified in this Exhibit with respect to the AMPS while such AMPS pay dividends at the Auction Period Rate, as such agreement may from time to time be amended or supplemented.

“Auction Date” means with respect to the AMPS:

(a) Seven-Day Auction Period. If the AMPS are in a Seven-Day Auction Period, the Business Day preceding such Seven-Day Auction Period.

(b) Flexible Auction Period. If the AMPS are in a Flexible Auction Period, the last Business Day of the Flexible Auction Period.

(c) Other Auction Periods. If the AMPS are in any other Auction Period, the Business Day next preceding each Dividend Payment Date for such AMPS (whether or not an Auction shall be conducted on such date).

provided, however, that the last Business Day of a Flexible Auction Period shall be the Auction Date for the Auction Period which begins on the next succeeding Business Day, if any.

The first Auction Date for the AMPS shall be                     , 2007.

“Auction Desk” means the business unit of a Broker-Dealer that fulfills the responsibilities of the Broker-Dealer under a Broker-Dealer Agreement, including soliciting Bids for the AMPS, and units of

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the Broker-Dealer which are not separated from such business unit by information controls appropriate to control, limit and monitor the inappropriate dissemination and use of information about Bids.

“Auction Period” means with respect to the AMPS:

(a) Flexible Auction Period. A Flexible Auction Period; and

(b) Seven-Day Auction Period. With respect to AMPS in a Seven-Day Auction Period, if Auctions generally are conducted on the day of the week specified in column A of the table below, a period of generally seven days beginning on the day of the week specified in column B of the table below (or the day following the last day of the prior Auction Period if the prior Auction Period does not end on the day of the week specified in column C of the table below) and ending on the day of the week specified in column C of the table below in the next succeeding week (unless such day is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day):

(A)	(B)	(C)
When Auctions Occur on this day	Auction Period Generally Begins this day	Auction Period Generally Ends this day
Friday	Monday	Sunday
Monday	Tuesday	Monday
Tuesday	Wednesday	Tuesday
Wednesday	Thursday	Wednesday
Thursday	Friday	Thursday

Notwithstanding the foregoing, if an Auction is for an Auction Period of more than Seven Days and the Auction Rate on such Auction Date is the Maximum Rate as the result of a lack of Sufficient Clearing Bids, the Auction Period shall automatically convert to a seven-day Auction Period. On the following Auction Date, the Auction shall be conducted for an Auction Period of the same length as the Auction Period prior to such automatic conversion. If such Auction is successful, the Auction Period shall revert to the length prior to the automatic conversion, and, if such Auction is not successful, the Auction Period shall be another seven-day period.

“Auction Period Rate” means the Auction Rate or any other dividend rate to be borne by the AMPS during each Auction Period determined in accordance with Section 4 of Part II of these Articles Supplementary; provided, however, in no event may the Auction Period Rate exceed the Maximum Rate.

“Auction Procedures” means the procedures for conducting Auctions for AMPS as set forth in Part II of these Articles Supplementary.

“Auction Rate” means for the AMPS for each Auction Period, (i) if Sufficient Clearing Bids exist, the Winning Bid Rate, provided, however, if all of the AMPS are the subject of Submitted Hold Orders, the All Hold Rate for such AMPS and (ii) if Sufficient Clearing Bids do not exist, the Maximum Rate for such AMPS.

“Authorized Denomination” means $25,000 unless another amount is specified here.

“Authorizing Document” means the Charter.

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“Available AMPS” means, for the AMPS on each Auction Date, the number of AMPS that are not the subject of Submitted Hold Orders.

“Bid” has the meaning specified in Section 1(a) of Part II of these Articles Supplementary.

“Bidder” means each Existing Owner and Potential Owner who places an Order.

“Broker-Dealer” means any entity that is permitted by law to perform the function required of a Broker-Dealer described in these Articles Supplementary Appendix, that is a member of, or a direct participant in, the Securities Depository, that has been selected by the Issuer and that is a party to a Broker-Dealer Agreement with the Auction Agent and the Issuer. The “Broker-Dealer of record” with respect to the AMPS is the Broker-Dealer which placed the Order for such AMPS or whom the Existing Owner of such AMPS has designated as its Broker-Dealer with respect to such AMPS, in each case as reflected in the records of the Auction Agent. The Broker-Dealer(s) shall initially be Merrill Lynch, Pierce, Fenner & Smith Incorporated, Oppenheimer & Co. Inc. and Wachovia Capital Markets, LLC.

“Broker-Dealer Agreement” means an agreement among the Issuer, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures described in these Auction Procedures, as such agreement may from to time be amended or supplemented.

“Broker-Dealer Deadline” means, with respect to an Order, the internal deadline established by the Broker-Dealer through which the Order was placed after which it will not accept Orders or any change in any Order previously placed with such Broker-Dealer; provided, however, that nothing shall prevent the Broker-Dealer from correcting Clerical Errors by the Broker-Dealer with respect to Orders from Bidders after the Broker-Dealer Deadline pursuant to the provisions herein. Any Broker-Dealer may change the time or times of its Broker-Dealer Deadline as it relates to such Broker-Dealer by giving notice not less than two Business Days prior to the date such change is to take effect to Bidders who place Orders through such Broker-Dealer.

“Business Day” in addition to any other definition of “Business Day” included in the Authorizing Document, while AMPS pay dividends at the Auction Period Rate, the term Business Day shall not include Saturdays, Sundays, days on which the New York Stock Exchange or its successor is not open for business, days on which the Federal Reserve Bank of New York is not open for business, days on which banking institutions or trust companies located in the state in which the operations of the Auction Agent are conducted are authorized or required to be closed by law, regulation or executive order of the state in which the Auction Agent conducts operations with respect to the AMPS.

“Clerical Error” means a clerical error in the processing of an Order, and includes, but is not limited to, the following: (i) a transmission error, including but not limited to, an Order sent to the wrong address or number, failure to transmit certain pages or illegible transmission, (ii) failure to transmit an Order received from one or more Existing Owners or Potential Owners (including Orders from the Broker-Dealer which were not originated by the Auction Desk) prior to the Broker-Dealer Deadline or generated by the Broker-Dealer’s Auction Desk for its own account prior to the Submission Deadline or (iii) a typographical error. Determining whether an error is a “Clerical Error” is within the reasonable judgment of the Broker-Dealer, provided that the Broker-Dealer has a record of the correct Order that shows it was so received or so generated prior to the Broker-Dealer Deadline or the Submission Deadline, as applicable.

“Dividend Payment Date” with respect to AMPS paying dividends at Auction Period Rates, means, notwithstanding anything else in the Authorizing Document to the contrary, the first Dividend

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Payment Date for such AMPS (which shall be                         , 2007) (a) when used with respect to any Seven-Day Auction Period, the Business Day immediately following such Auction Period, or (b) when used with respect to a Flexible Auction Period of (i) seven or more but fewer than 183 days, the Business Day immediately following such Flexible Auction Period, or (ii) 183 or more days, each semiannual date on which dividends on the AMPS would be payable and on the Business Day immediately following such Flexible Auction Period.

“Electronic Means” means, facsimile transmission, email transmission or other similar electronic means of communication providing evidence of transmission, including a telephone communication confirmed by any other method set forth in this definition.

“Error Correction Deadline” means one hour after the Auction Agent completes the dissemination of the results of the Auction to Broker-Dealers without regard to the time of receipt of such results by any Broker-Dealer; provided, however, in no event shall the Error Correction Deadline extend past 4:00 p.m., New York City time, unless the Auction Agent experiences technological failure or force majeure in disseminating the Auction results which causes a delay in dissemination past 3:00 p.m., New York City time.

“Existing Owner” means a Person who is the beneficial owner of AMPS; provided, however, that for purposes of conducting an Auction, the Auction Agent may consider a Broker-Dealer acting on behalf of its customer as an Existing Owner.

“Flexible Auction Period” means with respect to the AMPS,

(a) any period of 182 days or less which is divisible by seven and which begins on a Dividend Payment Date and ends (i) in the case of AMPS with Auctions generally conducted on Fridays, on a Sunday unless such Sunday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day, (ii) in the case of AMPS with Auctions generally conducted on Mondays, on a Monday unless such Monday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day, (iii) in the case of AMPS with Auctions generally conducted on Tuesdays, on a Tuesday unless such Tuesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day, (iv) in the case of AMPS with Auctions generally conducted on Wednesdays, on a Wednesday unless such Wednesday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day, and (v) in the case of AMPS with Auctions generally conducted on Thursdays, on a Thursday unless such Thursday is not followed by a Business Day, in which case on the next succeeding day which is followed by a Business Day (“Short-Term Dividend Period”); or

(b) any period which is longer than 182 days which begins on a Dividend Payment Date and ends not later than five years after such Dividend Payment Date (“Long-Term Dividend Period”).

“Hold Order” means an Order to hold the AMPS as provided in Section 1(a) of this Part II or such an Order deemed to have been submitted as provided in Sections 1(c), 3(g) or 5(b)(iv) of Part II of these Articles Supplementary.

“Index” means on any Auction Date with respect to AMPS in any Auction Period of 35 days or less the LIBOR Rate (as defined in the Authorizing Document). The Index with respect to AMPS in any Auction Period of more than 35 days shall be the rate on United States Treasury Securities having a maturity which most closely approximates the length of the Auction Period as last published in The

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Wall Street Journal or such other source as may be mutually agreed upon by the Issuer and the Broker-Dealers. If either rate is unavailable, the Index shall be an index or rate agreed to by all Broker-Dealers and consented to by the Issuer. For the purpose of this definition an Auction Period of 35 days or less means a 35 day Auction Period or shorter Auction Period, i.e. a 35 day Auction Period which is extended because of a holiday would still be considered an Auction Period of 35 days or less.

“Initial Dividend Period” means the period from the Closing Date to but not including                         , 2007 with respect to the AMPS.

“Initial Period Rate” means the rate proposed by the managing underwriter and set by the Issuer’s Board of Directors prior to delivery of the AMPS.

“Issuer” is the Corporation.

“Maximum Rate” for shares of the AMPS on any Auction Date for shares of such AMPS, shall mean for any Auction Period, the greater of the Application Percentage of the Index or the Applicable Spread plus the Index. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandths (0.001) of one percent.

“Order” means a Hold Order, Bid or Sell Order.

“Potential Owner” means any Person, including any Existing Owner, who may be interested in acquiring a beneficial interest in the AMPS in addition to the AMPS currently owned by such Person, if any; provided, however, that for purposes of conducting an Auction, the Auction Agent may consider a Broker-Dealer acting on behalf of its customer as a Potential Owner.

“Record Date” means, notwithstanding anything else in the Authorizing Document, while the AMPS pay dividends at the Auction Period Rate, the Business Day immediately preceding a Dividend Payment Date.

“Securities Depository” means, notwithstanding anything else in the Authorizing Document to the contrary, The Depository Trust Company and its successors and assigns or any other securities depository selected by the Issuer.

“Sell Order” has the meaning specified in subsection (a) of Section 1 of Part II of these Articles Supplementary.

“Submission Deadline” means 1:00 p.m., New York City time, on each Auction Date, or such other time on such date as shall be specified from time to time by the Auction Agent if directed in writing by the Issuer pursuant to the Auction Agreement as the time by which Broker-Dealers are required to submit Orders to the Auction Agent. Notwithstanding the foregoing, the Auction Agent will follow the Securities Industry and Financial Markets Association’s Early Market Close Recommendations for shortened trading days for the bond markets (the “SIFMA Recommendation”) unless the Auction Agent is instructed otherwise in writing by the Issuer. In the event of a SIFMA Recommendation with respect to an Auction Date, the Submission Deadline will be 11:30 a.m., instead of 1:00 p.m., New York City time.

“Submitted Bid” has the meaning specified in subsection (b) of Section 4 of Part II of these Articles Supplementary.

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“Submitted Hold Order” has the meaning specified in subsection (b) of Section 4 of Part II of these Articles Supplementary.

“Submitted Order” has the meaning specified in subsection (b) of Section 4 of Part II of these Articles Supplementary.

“Submitted Sell Order” has the meaning specified in subsection (b) of Section 4 of Part II of these Articles Supplementary.

“Sufficient Clearing Bids” means for the AMPS, an Auction for which the number of AMPS that are the subject of Submitted Bids by Potential Owners specifying one or more rates not higher than the Maximum Rate is not less than the number of AMPS that are the subject of Submitted Sell Orders and of Submitted Bids by Existing Owners specifying rates higher than the Maximum Rate.

“Winning Bid Rate” means for the AMPS, the lowest rate specified in any Submitted Bid of such AMPS which if calculated by the Auction Agent as the Auction Rate would cause the number of AMPS that are the subject of Submitted Bids specifying a rate not greater than such rate to be not less than the number of Available AMPS.

1. Orders by Existing Owners and Potential Owners. (a) Prior to the Broker-Dealer Deadline for the AMPS on each Auction Date:

(i) each Existing Owner may submit to a Broker-Dealer, in writing or by such other method as shall be reasonably acceptable to such Broker-Dealer, one or more Orders as to:

(A) the number of AMPS, if any, held by such Existing Owner which such Existing Owner commits to continue to hold for the next succeeding Auction Period without regard to the Auction Rate for such Auction Period;

(B) the number of AMPS, if any, held by such Existing Owner which such Existing Owner commits to continue to hold for the next succeeding Auction Period if the Auction Rate for the next succeeding Auction Period is not less than the rate per annum specified in such Order (and if the Auction Rate is less than such specified rate, the effect of the Order shall be as set forth in paragraph (b)(i)(A) of this Section 1); and/or

(C) the number of AMPS, if any, held by such Existing Owner which such Existing Owner offers to sell on the first Business Day of the next succeeding Auction Period without regard to the Auction Rate for the next succeeding Auction Period; and

(ii) each Potential Owner may submit to a Broker-Dealer, in writing or by such other method as shall be reasonably acceptable to such Broker-Dealer, an Order as to the number of AMPS, which each such Potential Owner offers to purchase if the Auction Rate for the next succeeding Auction Period is not less than the rate per annum then specified by such Potential Owner.

For the purposes of the Auction Procedures an Order containing the information referred to in clause (i)(A) above is referred to as a “Hold Order,” an Order containing the information referred to in clause (i)(B) or (ii) above is referred to as a “Bid,” and an Order containing the information referred to in clause (i)(C) above is referred to as a “Sell Order.”

No Auction Desk of a Broker-Dealer shall accept as an Order a submission (whether received from an Existing Owner or a Potential Owner or generated by the Broker-Dealer for its own account) which does not conform to the requirements of the Auction Procedures, including but not limited to submissions which are not in Authorized Denominations, specify a rate which contains more than three figures to the right of the decimal point or specify an amount greater than the amount of

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Outstanding AMPS. No Auction Desk of a Broker-Dealer shall accept a Bid or Sell Order which is conditioned on being filled in whole or a Bid which does not specify a specific dividend rate.

(b)(i) A Bid by an Existing Owner shall constitute an offer to sell on the first Business Day of the next succeeding Auction Period:

(A) the number of AMPS specified in such Bid if the Auction Rate for the next succeeding Auction Period shall be less than the rate specified in such Bid; or

(B) such number or a lesser number of AMPS to be determined as described in subsection (a)(v) of Section 5 of this Part II if the Auction Rate for the next succeeding Auction Period shall be equal to such specified rate; or

(C) a lesser number of AMPS to be determined as described in subsection (b)(iv) of Section 5 of this Part II if such specified rate shall be higher than the Maximum Rate and Sufficient Clearing Bids do not exist.

(ii) A Sell Order by an Existing Owner shall constitute an offer to sell:

(A) the number of AMPS specified in such Sell Order; or

(B) such number or a lesser number of AMPS as described in subsection (b)(iv) of Section 5 of this Part II if Sufficient Clearing Bids do not exist.

(iii) A Bid by a Potential Owner shall constitute an offer to purchase:

(A) the number of AMPS specified in such Bid if the Auction Rate for the next succeeding Auction Period shall be higher than the rate specified therein; or

(B) such number or a lesser number of AMPS as described in subsection (a)(vi) of Section 5 of this Part II if the Auction Rate for the next succeeding Auction Period shall be equal to such specified rate.

(c) Anything herein to the contrary notwithstanding:

(i) If an Order or Orders covering all of the AMPS held by an Existing Owner is not submitted to the Broker-Dealer of record for such Existing Owner prior to the Broker-Dealer Deadline, such Broker-Dealer shall deem a Hold Order to have been submitted on behalf of such Existing Owner covering the number of AMPS held by such Existing Owner and not subject to Orders submitted to such Broker-Dealer; provided, however, that if there is a conversion from one Auction Period to a longer Auction Period and Orders have not been submitted to such Broker-Dealer prior to the Broker-Dealer Deadline covering the aggregate number of AMPS to be converted held by such Existing Owner, such Broker-Dealer shall deem a Sell Order to have been submitted on behalf of such Existing Owner covering the number of AMPS to be converted held by such Existing Owner not subject to Orders submitted to such Broker-Dealer.

(ii) for purposes of any Auction, any Order by any Existing Owner or Potential Owner shall be revocable until the Broker-Dealer Deadline, and after the Broker-Dealer Deadline, all such Orders shall be irrevocable, except as provided in Sections 2(e)(ii) and 2(f); and

(iii) for purposes of any Auction, any AMPS sold or purchased pursuant to subsection (b)(i), (ii) or (iii) above shall be sold or purchased at a price equal to 100% of the liquidation preference thereof.

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2. Submission of Orders by Broker-Dealers to Auction Agent.

(a) Each Broker-Dealer shall submit to the Auction Agent in writing, or by such Electronic Means as shall be reasonably acceptable to the Auction Agent, prior to the Submission Deadline on each Auction Date for AMPS, all Orders with respect to AMPS accepted by such Broker-Dealer in accordance with Section 1 above and specifying with respect to each Order or aggregation of Orders pursuant to Section 2(b) below:

(i) the name of the Broker-Dealer;

(ii) the number of Bidders placing Orders, if requested by the Auction Agent;

(iii) the aggregate number of AMPS, if any, that are the subject of such Order;

(iv) to the extent that such Bidder is an Existing Owner:

(A) the number of AMPS, if any, subject to any Hold Order placed by such Existing Owner;

(B) the number of AMPS, if any, subject to any Bid placed by such Existing Owner and the rate specified in such Bid; and

(C) the number of AMPS, if any, subject to any Sell Order placed by such Existing Owner; and

(v) to the extent such Bidder is a Potential Owner, the rate specified in such Bid.

(b) If more than one Bid is submitted to a Broker-Dealer on behalf of any single Potential Owner, the Broker-Dealer shall aggregate each Bid on behalf of such Potential Owner submitted with the same rate and consider such Bids as a single Bid and shall consider each Bid submitted with a different rate a separate Bid with the rate and the number of AMPS specified therein.

A Broker-Dealer may aggregate the Orders of different Potential Owners with those of other Potential Owners on whose behalf the Broker-Dealer is submitting Orders and may aggregate the Orders of different Existing Owners with other Existing Owners on whose behalf the Broker-Dealer is submitting Orders; provided, however, Bids may only be aggregated if the dividend rates on the Bids are the same.

(c) Neither the Issuer nor the Auction Agent shall be responsible for the failure of any Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Owner or Potential Owner.

(d) Nothing contained herein shall preclude a Broker-Dealer from placing an Order for some or all of the AMPS for its own account.

(e) Until the Submission Deadline, a Broker-Dealer may withdraw or modify any Order previously submitted to the Auction Agent (i) for any reason if the Order was generated by the Auction Desk of the Broker-Dealer for the account of the Broker-Dealer or (ii) to correct a Clerical Error on the part of the Broker-Dealer in the case of any other Order, including Orders from the Broker-Dealer which were not originated by the Auction Desk.

(f) After the Submission Deadline and prior to the Error Correction Deadline, a Broker-Dealer may:

(i) submit to the Auction Agent an Order received from an Existing Owner, Potential Owner or a Broker-Dealer which is not an Order originated by the Auction Desk, in each case prior to the Broker-Dealer Deadline, or an Order generated by the Broker-Dealer’s Auction

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Desk for its own account prior to the Submission Deadline (provided that in each case the Broker-Dealer has a record of such Order and the time when such Order was received or generated) and not submitted to the Auction Agent prior to the Submission Deadline as a result of (A) an event of force majeure or a technological failure which made delivery prior to the Submission Deadline impossible or, under the conditions then prevailing, impracticable or (B) a Clerical Error on the part of the Broker-Dealer; or

(ii) modify or withdraw an Order received from an Existing Owner or Potential Owner or generated by the Broker-Dealer (whether generated by the Broker-Dealer’s Auction Desk or elsewhere within the Broker-Dealer) for its own account and submitted to the Auction Agent prior to the Submission Deadline or pursuant to clause (i) above, if the Broker-Dealer determines that such Order contained a Clerical Error on the part of the Broker-Dealer.

In the event a Broker-Dealer makes a submission, modification or withdrawal pursuant to this Section 2(f) and the Auction Agent has already run the Auction, the Auction Agent shall rerun the Auction, taking into account such submission, modification or withdrawal. Each submission, modification or withdrawal of an Order submitted pursuant to this Section 2(f) by a Broker-Dealer after the Submission Deadline and prior to the Error Correction Deadline shall constitute a representation by the Broker-Dealer that (A) in the case of a newly submitted Order or portion thereof or revised Order, the failure to submit such Order prior to the Submission Deadline resulted from an event described in clause (i) above and such Order was received from an Existing Owner or Potential Owner or is an Order received from the Broker-Dealer that was not originated by the Auction Desk, in each case, prior to the Broker-Dealer Deadline, or generated internally by such Broker-Dealer’s Auction Desk for its own account prior to the Submission Deadline or (B) in the case of a modified or withdrawn Order, such Order was received from an Existing Owner, a Potential Owner or the Broker-Dealer which was not originated by the Auction Desk prior to the Broker-Dealer Deadline, or generated internally by such Broker-Dealer’s Auction Desk for its own account prior to the Submission Deadline and such Order as submitted to the Auction Agent contained a Clerical Error on the part of the Broker-Dealer and that such Order has been modified or withdrawn solely to effect a correction of such Clerical Error, and in the case of either (A) or (B), as applicable, the Broker-Dealer has a record of such Order and the time when such Order was received or generated. The Auction Agent shall be entitled to rely conclusively (and shall have no liability for relying) on such representation for any and all purposes of the Auction Procedures.

(g) If after the Auction Agent announces the results of an Auction, a Broker-Dealer becomes aware that an error was made by the Auction Agent, the Broker-Dealer shall communicate such awareness to the Auction Agent prior to 5:00 p.m., New York City time on the Auction Date. If the Auction Agent determines there has been such an error (as a result of either a communication from a Broker-Dealer or its own discovery) prior to 3:00 p.m., New York City time on the first day of the Auction Period with respect to which such Auction was conducted, the Auction Agent shall correct the error and notify each Broker-Dealer that submitted Bids or held a position in AMPS in such Auction of the corrected results.

(h) Nothing contained herein shall preclude the Auction Agent from:

(i) advising a Broker-Dealer prior to the Submission Deadline that it has not received Sufficient Clearing Bids for the AMPS; provided, however, that if the Auction Agent so advises any Broker-Dealer, it shall so advise all Broker-Dealers; or

(ii) verifying the Orders of a Broker-Dealer prior to or after the Submission Deadline; provided, however, that if the Auction Agent verifies the Orders of any Broker-Dealer, it shall verify the Orders of all Broker-Dealers requesting such verification.

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3. Treatment of Orders by the Auction Agent. Anything herein to the contrary notwithstanding:

(a) If the Auction Agent receives an Order which does not conform to the requirements of the Auction Procedures, the Auction Agent may contact the Broker-Dealer submitting such Order until one hour after the Submission Deadline and inform such Broker-Dealer that it may resubmit such Order so that it conforms to the requirements of the Auction Procedures. Upon being so informed, such Broker-Dealer may correct and resubmit to the Auction Agent any such Order that, solely as a result of a Clerical Error on the part of such Broker-Dealer, did not conform to the requirements of the Auction Procedures when previously submitted to the Auction Agent. Any such resubmission by a Broker-Dealer shall constitute a representation by such Broker-Dealer that the failure of such Order to have so conformed was solely as a result of a Clerical Error on the part of such Broker-Dealer. If the Auction Agent has not received a corrected conforming Order within one hour and fifteen minutes of the Submission Deadline, the Auction Agent shall, if and to the extent applicable, adjust or apply such Order, as the case may be, in conformity with the provisions of subsections (b), (c) or (d) of this Section 3 and, if the Auction Agent is unable to so adjust or apply such Order, the Auction Agent shall reject such Order.

(b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth of one percent (0.001%).

(c) If one or more Orders covering in the aggregate more than the number of Outstanding AMPS are submitted by a Broker-Dealer to the Auction Agent, such Orders shall be considered valid in the following order of priority:

(i) all Hold Orders shall be considered Hold Orders, but only up to and including in the aggregate the number of AMPS for which such Broker-Dealer is the Broker-Dealer of record;

(ii)(A) any Bid of a Broker-Dealer shall be considered valid as a Bid of an Existing Owner up to and including the excess of the number of AMPS for which such Broker-Dealer is the Broker-Dealer of record over the number of the AMPS subject to Hold Orders referred to in clause (i) above;

(B) subject to clause (A) above, all Bids of a Broker-Dealer with the same rate shall be aggregated and considered a single Bid of an Existing Owner up to and including the excess of the number of AMPS for which such Broker-Dealer is the Broker-Dealer of record over the number of AMPS for which such Broker-Dealer is the Broker-Dealer of record subject to Hold Orders referred to in clause (i) above;

(C) subject to clause (A) above, if more than one Bid with different rates is submitted by a Broker-Dealer, such Bids shall be considered Bids of an Existing Owner in the ascending order of their respective rates up to the amount of the excess of the number of AMPS for which such Broker-Dealer is the Broker-Dealer of record over the number of AMPS for which such Broker-Dealer is the Broker-Dealer of record subject to Hold Orders referred to in clause (i) above; and

(D) the number of AMPS, if any, subject to Bids not considered to be Bids for which such Broker-Dealer is the Broker-Dealer of record under this clause (ii) shall be treated as the subject of a Bid by a Potential Owner; and

(iii) all Sell Orders shall be considered Sell Orders, but only up to and including the number of AMPS equal to the excess of the number of AMPS for which such Broker-Dealer

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is the Broker-Dealer of record over the sum of the number of AMPS considered to be subject to Hold Orders pursuant to clause (i) above and the number of AMPS considered to be subject to Bids for which such Broker-Dealer is the Broker-Dealer of record pursuant to clause (ii) above.

(d) For purposes of any Auction, if an Auction Agent has been notified by the Issuer that any portion of an Order by a Broker-Dealer relates to AMPS which have been called for redemption on or prior to the Dividend Payment Date next succeeding such Auction, the Order shall be invalid with respect to such portion and the Auction Agent shall conduct the Auction Procedures as if such portion of such Order had not been submitted.

(e) For purposes of any Auction, no AMPS which the Auction Agent has been notified by the Issuer have been called for redemption on or prior to the Dividend Payment Date next succeeding such Auction shall be included in the calculation of Available AMPS for such Auction.

(f) If an Order or Orders covering all of the AMPS is not submitted by a Broker-Dealer of record prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Broker-Dealer covering the number of AMPS for which such Broker-Dealer is the Broker-Dealer of record and not subject to Orders submitted to the Auction Agent; provided, however, that if there is a conversion from one Auction Period to a longer Auction Period and Orders have not been submitted by such Broker-Dealer prior to the Submission Deadline covering the number of AMPS to be converted for which such Broker-Dealer is the Broker-Dealer of record, the Auction Agent shall deem a Sell Order to have been submitted on behalf of such Broker-Dealer covering the number of AMPS to be converted for which such Broker-Dealer is the Broker-Dealer of record not subject to Orders submitted by such Broker-Dealer.

4. Determination of Auction Period Rate.

(a) If requested by the Issuer or a Broker-Dealer, not later than 10:30 a.m., New York City time (or such other time as may be agreed to by the Auction Agent and all Broker-Dealers), on each Auction Date for the AMPS, the Auction Agent shall advise such Broker-Dealer (and thereafter confirm to the Issuer, if requested) of the All Hold Rate, the Index and, if the Maximum Rate is not a fixed dividend rate, the Maximum Rate. Such advice, and confirmation, shall be made by telephone or other Electronic Means acceptable to the Auction Agent.

(b) Promptly after the Submission Deadline for the AMPS on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, and collectively as a “Submitted Order”) and shall determine (i) the Available AMPS, (ii) whether there are Sufficient Clearing Bids, and (iii) the Auction Rate.

(c) In the event the Auction Agent shall fail to calculate or, for any reason, fails to provide the Auction Rate on the Auction Date, for any Auction Period (i) if the preceding Auction Period was a period of 35 days or less, (A) a new Auction Period shall be established for the same length of time as the preceding Auction Period, if the failure to make such calculation was because there was not at the time a duly appointed and acting Auction Agent or Broker-Dealer, and the Auction Period Rate for the new Auction Period shall be the percentage of the Index set forth in Schedule I under “Determination of Auction Period Rate” if the Index is ascertainable on such date (by the Auction Agent, if there is at the time an Auction Agent, or the Issuer, if at the time there is no

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Auction Agent) or, (B) if the failure to make such calculation was for any other reason or if the Index is not ascertainable on such date, the prior Auction Period shall be extended to the seventh day following the day that would have been the last day of the preceding Auction Period (or if such seventh day is not followed by a Business Day then to the next succeeding day that is followed by a Business Day) and the Auction Period Rate for the period as so extended shall be the same as the Auction Period Rate for the Auction Period prior to the extension, and (ii) if the preceding Auction Period was a period of greater than 35 days, (A) a new Auction Period shall be established for a period that ends on the seventh day following the day that was the last day of the preceding Auction Period, (or if such seventh day is not followed by a Business Day then to the next succeeding day which is followed by a Business Day) if the failure to make such calculation was because there was not at the time a duly appointed and acting Auction Agent or Broker-Dealer, and the Auction Period Rate for the new Auction Period shall be the 90% if the Index is ascertainable on such date (by the Auction Agent, if there is at the time an Auction Agent, or the Issuer, if at the time there is no Auction Agent) or, (B) if the failure to make such calculation was for any other reason or if the Index is not ascertainable on such date, the prior Auction Period shall be extended to the seventh day following the day that would have been the last day of the preceding Auction Period (or if such seventh day is not followed by a Business Day then to the next succeeding day that is followed by a Business Day) and the Auction Period Rate for the period as so extended shall be the same as the Auction Period Rate for the Auction Period prior to the extension. In the event a new Auction Period is established as set forth in clause (ii) (A) above, an Auction shall be held on the last Business Day of the new Auction Period to determine an Auction Rate for an Auction Period beginning on the Business Day immediately following the last day of the new Auction Period and ending on the date on which the Auction Period otherwise would have ended had there been no new Auction Period or Auction Periods subsequent to the last Auction Period for which a Winning Bid Rate had been determined. In the event an Auction Period is extended as set forth in clause (i) (B) or (ii) (B) above, an Auction shall be held on the last Business Day of the Auction Period as so extended to determine an Auction Rate for an Auction Period beginning on the Business Day immediately following the last day of the extended Auction Period and ending on the date on which the Auction Period otherwise would have ended had there been no extension of the prior Auction Period.

Notwithstanding the foregoing, neither new nor extended Auction Periods shall total more than 35 days in the aggregate. If at the end of the 35 days the Auction Agent fails to calculate or provide the Auction Rate, or there is not at the time a duly appointed and acting Auction Agent or Broker-Dealer, the Auction Period Rate shall be the Maximum Rate.

(d) In the event of a failed conversion from an Auction Period to any other period or in the event of a failure to change the length of the current Auction Period due to the lack of Sufficient Clearing Bids at the Auction on the Auction Date for the first new Auction Period, the Auction Period Rate for the next Auction Period shall be the Maximum Rate and the Auction Period shall be a Seven-Day Auction Period.

(e) If the AMPS are no longer maintained in book-entry only form by the Securities Depository, then the Auctions shall cease and the Auction Period Rate shall be the Maximum Rate.

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5. Allocation of AMPS.

(a) In the event of Sufficient Clearing Bids for the AMPS, subject to the further provisions of subsections (c) and (d) of this Section 5, Submitted Orders for the AMPS shall be accepted or rejected as follows in the following order of priority:

(i) the Submitted Hold Order of each Existing Owner shall be accepted, thus requiring each such Existing Owner to continue to hold the AMPS that are the subject of such Submitted Hold Order;

(ii) the Submitted Sell Order of each Existing Owner shall be accepted and the Submitted Bid of each Existing Owner specifying any rate that is higher than the Winning Bid Rate shall be rejected, thus requiring each such Existing Owner to sell the AMPS that are the subject of such Submitted Sell Order or Submitted Bid;

(iii) the Submitted Bid of each Existing Owner specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Existing Owner to continue to hold the AMPS that are the subject of such Submitted Bid;

(iv) the Submitted Bid of each Potential Owner specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Potential Owner to purchase the AMPS that are the subject of such Submitted Bid;

(v) the Submitted Bid of each Existing Owner specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Existing Owner to continue to hold the AMPS that are the subject of such Submitted Bid, but only up to and including the number of AMPS obtained by multiplying (A) the aggregate number of AMPS which are not the subject of Submitted Hold Orders described in clause (i) above or of Submitted Bids described in clauses (iii) or (iv) above by (B) a fraction the numerator of which shall be the number of Outstanding AMPS held by such Existing Owner subject to such Submitted Bid and the denominator of which shall be the aggregate number of AMPS subject to such Submitted Bids made by all such Existing Owners that specified a rate equal to the Winning Bid Rate, and the remainder, if any, of such Submitted Bid shall be rejected, thus requiring each such Existing Owner to sell any excess amount of AMPS;

(vi) the Submitted Bid of each Potential Owner specifying a rate that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Potential Owner to purchase the AMPS that are the subject of such Submitted Bid, but only in an amount equal to the number of AMPS obtained by multiplying (A) the aggregate number of AMPS which are not the subject of Submitted Hold Orders described in clause (i) above or of Submitted Bids described in clauses (iii), (iv) or (v) above by (B) a fraction the numerator of which shall be the number of Outstanding AMPS subject to such Submitted Bid and the denominator of which shall be the sum of the aggregate number of AMPS subject to such Submitted Bids made by all such Potential Owners that specified a rate equal to the Winning Bid Rate, and the remainder of such Submitted Bid shall be rejected; and

(vii) the Submitted Bid of each Potential Owner specifying any rate that is higher than the Winning Bid Rate shall be rejected.

(b) In the event there are not Sufficient Clearing Bids for the AMPS, Submitted Orders for the AMPS shall be accepted or rejected as follows in the following order of priority:

(i) the Submitted Hold Order of each Existing Owner shall be accepted, thus requiring each such Existing Owner to continue to hold the AMPS that are the subject of such Submitted Hold Order;

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(ii) the Submitted Bid of each Existing Owner specifying any rate that is not higher than the Maximum Rate shall be accepted, thus requiring each such Existing Owner to continue to hold the AMPS that are the subject of such Submitted Bid;

(iii) the Submitted Bid of each Potential Owner specifying any rate that is not higher than the Maximum Rate shall be accepted, thus requiring each such Potential Owner to purchase the AMPS that are the subject of such Submitted Bid;

(iv) the Submitted Sell Orders of each Existing Owner shall be accepted as Submitted Sell Orders and the Submitted Bids of each Existing Owner specifying any rate that is higher than the Maximum Rate shall be deemed to be and shall be accepted as Submitted Sell Orders, in both cases only up to and including the number of AMPS obtained by multiplying (A) the aggregate number of AMPS subject to Submitted Bids described in clause (iii) of this subsection (b) by (B) a fraction the numerator of which shall be the number of AMPS held by such Existing Owner subject to such Submitted Sell Order or such Submitted Bid deemed to be a Submitted Sell Order and the denominator of which shall be the number of AMPS subject to all such Submitted Sell Orders and such Submitted Bids deemed to be Submitted Sell Orders, and the remainder of each such Submitted Sell Order or Submitted Bid shall be deemed to be and shall be accepted as a Hold Order and each such Existing Owner shall be required to continue to hold such excess amount of AMPS; and

(v) the Submitted Bid of each Potential Owner specifying any rate that is higher than the Maximum Rate shall be rejected.

(c) If, as a result of the undertakings described in Section 5(a) or (b) above, any Existing Owner or Potential Owner would be required to purchase or sell a number of AMPS that is not a whole number on any Auction Date, the Auction Agent shall by lot, in such manner as it shall determine in its sole discretion, round up or down the number of AMPS to be purchased or sold by any Existing Owner or Potential Owner on such Auction Date so that the number of AMPS purchased or sold by each Existing Owner or Potential Owner on such Auction Date shall be a whole number, even if such allocation results in one or more of such Existing Owners or Potential Owners not purchasing or selling any AMPS on such Auction Date.

(d) If, as a result of the undertakings described in Section 5(a) above, any Potential Owner would be required to purchase a number of AMPS that is not a whole number on any Auction Date, the Auction Agent shall by lot, in such manner as it shall determine in its sole discretion, allocate AMPS for purchase among Potential Owners so that the number of AMPS purchased on such Auction Date by any Potential Owner shall be a whole number, even if such allocation results in one or more of such Potential Owners not purchasing AMPS on such Auction Date.

6. Notice of Auction Period Rate. (a) On each Auction Date, the Auction Agent shall notify each Broker-Dealer that participated in the Auction held on such Auction Date by Electronic Means acceptable to the Auction Agent and the applicable Broker-Dealer of the following, with respect to the AMPS for which an Auction was held on such Auction Date:

(i) the Auction Period Rate determined on such Auction Date for the succeeding Auction Period;

(ii) whether Sufficient Clearing Bids existed for the determination of the Winning Bid Rate;

(iii) if such Broker-Dealer submitted a Bid or a Sell Order on behalf of an Existing Owner, whether such Bid or Sell Order was accepted or rejected and the number of AMPS, if any, to be sold by such Existing Owner;

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(iv) if such Broker-Dealer submitted a Bid on behalf of a Potential Owner, whether such Bid was accepted or rejected and the number of AMPS, if any, to be purchased by such Potential Owner;

(v) if the aggregate number of AMPS to be sold by all Existing Owners on whose behalf such Broker-Dealer submitted Bids or Sell Orders is different from the aggregate number of AMPS to be purchased by all Potential Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Broker-Dealers (and the Agent Member, if any, of each such other Broker-Dealer) and the number of AMPS to be (A) purchased from one or more Existing Owners on whose behalf such other Broker-Dealers submitted Bids or Sell Orders or (B) sold to one or more Potential Owners on whose behalf such Broker-Dealer submitted Bids; and

(vi) the amount of dividend payable per AMPS on each Dividend Payment Date with respect to such Auction Period; and

(vii) the immediately succeeding Auction Date.

(b) On each Auction Date, with respect to the AMPS for which an Auction was held on such Auction Date, each Broker-Dealer that submitted an Order on behalf of any Existing Owner or Potential Owner shall: (i) if requested by an Existing Owner or a Potential Owner, advise such Existing Owner or Potential Owner on whose behalf such Broker-Dealer submitted an Order as to (A) the Auction Period Rate determined on such Auction Date, (B) whether any Bid or Sell Order submitted on behalf of such Owner was accepted or rejected and (C) the immediately succeeding Auction Date; (ii) instruct each Potential Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Owner’s Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of AMPS to be purchased pursuant to such Bid against receipt of such AMPS; and (iii) instruct each Existing Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted or a Bid that was rejected in whole or in part, to instruct such Existing Owner’s Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of AMPS to be sold pursuant to such Bid or Sell Order against payment therefor.

(c) The Auction Agent shall give notice of the Auction Rate to the Issuer by mutually acceptable Electronic Means and the Issuer shall promptly give notice of such Auction Rate to the Securities Depository.

7. Index.

(a) If for any reason on any Auction Date the Index shall not be determined as provided for herein, the Index shall be the Index for the prior Business Day.

(b) The determination of the Index as provided for herein shall be conclusive and binding upon the Issuer, the Broker-Dealers, the Auction Agent and the Existing Owners and Potential Owners of the AMPS.

8. Force Majeure.

(a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the

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Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any reason, then the Applicable Rate for the next Auction Period will be the Applicable Rate determined on the previous Auction Date, provided that, if the New York Stock Exchange is closed for such reason for three or less than three consecutive Business Days, then the Applicable Rate for the next Auction Period will be the Applicable Rate determined by Auction on the first Business Day following such Auction Date.

(b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

(i) the Dividend Payment Date for the affected Auction Period will be the next Business Day on which the Corporation and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

(ii) the affected Auction Period will end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

(iii) the next Auction Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

9. Miscellaneous Provisions Regarding Auctions.

(a) If the Securities Depository notifies the Issuer that it is unwilling or unable to continue as registered owner of the AMPS or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor to the Securities Depository is not appointed by the Issuer within 90 days after the Issuer receives notice or becomes aware of such condition, as the case may be, the Auctions shall cease and the Issuer shall execute and deliver certificates representing the AMPS. Such AMPS shall be registered in such names and Authorized Denominations as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct the Issuer.

(b) So long as the ownership of the AMPS is maintained in book-entry form by the Securities Depository, an Existing Owner or a beneficial owner may sell, transfer or otherwise dispose of the AMPS only pursuant to a Bid or Sell Order in accordance with the Auction Procedures or to or through a Broker-Dealer, provided that (i) in the case of all transfers other than pursuant to Auctions, such Existing Owner or its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer and (ii) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such AMPS to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this paragraph if such Broker-Dealer remains the Existing Owner of the AMPS so sold, transferred or disposed of immediately after such sale, transfer or disposition.

10. Changes in Auction Period or Auction Date.

(a) Changes in Auction Period.

(i) The Issuer, may, from time to time on the Dividend Payment Date immediately following the end of any Auction Period, change the length of the Auction Period with

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respect to all of the AMPS between a Seven-Day Auction Period or a Flexible Auction Period in order to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the dividend rate borne by such AMPS. In addition to satisfying the requirements set forth in Section 4 of Part I of these Articles Supplementary, the Issuer shall initiate the change in the length of the Auction Period by giving written notice to the Auction Agent, the Broker-Dealers and the Securities Depository that the Auction Period shall change if the conditions described herein are satisfied and the proposed effective date of the change, at least 10 Business Days prior to the Auction Date for such Auction Period.

(ii) Any such changed Auction Period shall be for a period of seven days or a Flexible Auction Period and shall be for all of the AMPS.

(iii) The change in length of the Auction Period shall take effect only if Sufficient Clearing Bids exist at the Auction on the Auction Date for such new Auction Period. For purposes of the Auction for such new Auction Period only, except to the extent any Existing Owner submits an Order with respect to such AMPS, each Existing Owner shall be deemed to have submitted Sell Orders with respect to all of its AMPS if the change is to a longer Auction Period and a Hold Order if the change is to a shorter Auction Period. If there are not Sufficient Clearing Bids for the first Auction Period, the Auction Rate for the new Auction Period shall be the Maximum Rate, and the Auction Period shall be a Seven-Day Auction Period.

(b) Changes in Auction Date. The Auction Agent, at the direction of the Issuer, may specify an earlier or later Auction Date (but in no event more than five Business Days earlier or later) than the Auction Date that would otherwise be determined in accordance with the definition of “Auction Date” in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the dividend rate borne by the AMPS. The Auction Agent shall provide notice of the Issuer’s direction to specify an earlier Auction Date for an Auction Period by means of a written notice delivered at least 45 days prior to the proposed changed Auction Date to the Issuer and the Broker-Dealers with a copy to the Securities Depository. In the event the Auction Agent is instructed to specify an earlier or later Auction Date, the days of the week on which an Auction Period begins and ends, the day of the week on which a Flexible Auction Period ends and the Dividend Payment Dates relating to such Flexible Auction Period shall be adjusted accordingly.

(c) Changes Resulting from Unscheduled Holidays. If, in the opinion of the Auction Agent and the Broker-Dealers, there is insufficient notice of an unscheduled holiday to allow the efficient implementation of the Auction Procedures set forth herein, the Auction Agent and the Broker-Dealers may, as they deem appropriate, and after notice to the Issuer, set a different Auction Date and adjust any Dividend Payment Dates and Auction Periods affected by such unscheduled holiday. In the event there is not agreement among the Broker-Dealers, the Auction Agent shall set the different Auction Date and make such adjustments as directed by a majority of the Broker-Dealers (based on the number of AMPS for which the Broker-Dealer is listed as the Broker-Dealer in the Existing Owner Registry maintained by the Auction Agent pursuant to Section 2.2(a) of the Auction Agreement), and, if there is not a majority so directing, the Auction Date shall be moved to the next succeeding Business Day following the scheduled Auction Date, and the Dividend Payment Date and the Auction Period shall be adjusted accordingly.

[Remainder of page left blank]

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IN WITNESS WHEREOF, COHEN & STEERS GLOBAL INCOME BUILDER, INC. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary as of this              day of October, 2007.

WITNESS:

By:
Name:	Francis C. Poli
Title:	Secretary

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

By:
Name:	Adam M. Derechin
Title:	President

THE UNDERSIGNED, President of the COHEN & STEERS GLOBAL INCOME BUILDER, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary hereby acknowledges the foregoing Articles Supplementary to be the corporate act of the Corporation and hereby certifies to the best of his knowledge, information, and belief that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

By:
Name:	Adam M. Derechin
Title:	President

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Appendix A

S&P Guidelines

“S&P Discount Factor” means either:

(i) if the portfolio weighted average S&P Discount Factor (as set forth in (ii) below) of the Corporation’s S&P Eligible Assets is less than 200%, the S&P Discount Factor shall be 200% for all S&P Eligible Assets; or

(ii) if the portfolio weighted average S&P Discount Factor (as set forth in this section) of the Corporation’s S&P Eligible Assets (as set forth in f.(ii) below) is 200% or greater, the S&P Discount Factor means:

Type of S&P Eligible Asset	Discount Factor for AAA Rating
REIT Common Stock	148.79%
Other Common Stock: (1)
Large-Cap Equity (including ADRs)	157.70%
Mid-Cap Equity (including ADRs)	172.79%
Small-Cap Equity (including ADRs)	196.35%
Fixed Rate Preferred stock (DRD)	180%
Closed-end Funds:
Common stock	208.77%
Preferred stock	197.24%
Fixed Rate Preferred stock (DRD) non-investment grade	185.00%
Adjustable Rate Preferred stock (DRD)	158.00%
Adjustable Rate Preferred stock (DRD) non-investment grade	163.00%
Taxable Preferred stock (Non-DRD)	154.66%
Taxable Preferred stock (Non-DRD) non-investment grade	159.66%
Convertible securities rated AAA to AAA–	148.25%
Convertible securities rated AA+ to AA–	154.97%
Convertible securities rated A+ to A–	161.70%
Convertible securities rated BBB+ to BBB–	168.42%
Convertible securities rated BB+ to BB–	175.15%
Convertible securities rated B+ to B-	181.87%
Convertible securities rated CCC+ to CCC	188.60%
U.S. Government Obligations (52 week Treasury Bills)	101.99%
U.S. Government Obligations (Two-Year Treasury Notes)	103.77%
U.S. Government Obligations (Five-Year Treasury Notes)	109.09%
U.S. Government Obligations (Ten-Year Treasury Notes)	115.14%
U.S. Government Obligations (Thirty-Year Treasury Bonds)	126.33%
U.S. Agency Debt Securities	120.48%
U.S. Agency Mortgage Securities (Fixed 15-Year)	128.80%
U.S. Agency Mortgage Securities (Fixed 30-Year)	131.20%
U.S. Agency Mortgage Securities (ARM 1/1)	121.70%
U.S. Mortgage Securities (ARM 3/1)	122.10%
U.S. Mortgage Securities (ARM 5/1)	122.50%
U.S. Mortgage Securities (ARM 10/1)	122.70%
Mortgage Pass-Through Fixed Certificates (15 Year)	131.00%
Mortgage Pass-Through Fixed Certificates (30 Year)	134.00%

(1)	Market cap for large-cap stocks is $10 billion and up, mid-cap stocks range between $2 billion and $10 billion and small-cap stocks are $2 billion and below.

A-1

Corporate Bonds rated at least AAA	110.00%
Corporate Bonds rated at least AA+	111.00%
Corporate Bonds rated at least AA	113.00%
Corporate Bonds rated at least AA–	115.00%
Corporate Bonds rated at least A+	116.00%
Corporate Bonds rated at least A	117.00%
Corporate Bonds rated at least A–	118.00%
Corporate Bonds rated at least BBB+	120.00%
Corporate Bonds rated at least BBB	122.00%
Corporate Bonds rated at least BBB–	124.00%
Corporate Bonds rated at least BB+	129.00%
Corporate Bonds rated at least BB	135.00%
Corporate Bonds rated at least BB–	142.00%
Corporate Bonds rated at least B+	156.00%
Corporate Bonds rated at least B	169.00%
Corporate Bonds rated at least B–	184.00%
Corporate Bonds rated at least CCC+	202.00%
Corporate Bonds rated at least CCC	252.00%
Corporate Bonds rated CCC– or lower	350.00%
Master Limited Partnerships	625.00%
Cash and Cash Equivalents	100.00%

The following additional discount factors will be applied to assets of issuers in foreign currencies:

Currency Discount Factor for 20 Business Day Exposure Rated “AAA”
Australian Dollar	1.106
British Pound	1.219
Canadian Dollar	1.086
Euro	1.272
Yen	1.328
Mexican Peso	3.683
Swiss Franc	1.251
Singapore Dollar	1.070
New Zealand Dollar	1.170
Swedish Krona	1.160
Hong Kong Dollar	1.000

(a) Cash and Cash Equivalents

Cash and Cash Equivalents and demand deposits in an “A-1/A+” rated institution are valued at 100%. “A-1/A+” rated commercial paper, with maturities no greater than 30 days and held instead of cash until maturity, is valued at 100%. Securities with next-day maturities invested in “A-1/A+” rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.

The S&P Discount Factor for shares of unrated Money Market Funds affiliated with the Corporation used as “sweep” vehicles will be 110%. Money Market Funds rated “AAAm” will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated AAAm by S&P with effective next day maturities.

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(b) Miscellaneous

Receivables due within five business days of a valuation will be treated as cash and are valued at 100%.

Receivables that are due in more than five business days of a valuation date qualify as S&P Eligible Assets at a value no greater than the settlement price discounted at the applicable credit rating and/or exposure period discount factor.

For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating category lower than the equivalent S&P rating.

“S&P Eligible Assets” means either:

(i) if the average S&P Discount Factor of the Corporation’s S&P Eligible Assets is less than 200%, all assets of the Corporation shall be considered S&P Eligible Assets; or

(ii) if the average S&P Discount Factor of the Corporation’s S&P Eligible Assets is 200% or greater, S&P Eligible Assets means:

(1) Deposit Securities;

(2) U.S. Government Obligations of U.S. Government Agencies;

(3) Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) (“Other Debt”) and that satisfy all of the following conditions:

(a) no more than 10% of the Other Debt may be unrated;

(b) the remaining term to maturity of such Other Debt will not exceed thirty (30) years;

(c) such Other Debt must provide for periodic interest payments in cash over the life of the security;

(d) no more than 10% of the issuers of such evidences of indebtedness do not file periodic financial statements with the Commission;

(4) Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:

(a) such evidence of indebtedness is rated at least CCC by S&P; and

(b) if such evidence of indebtedness is rated BBB or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;

(5) Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences, residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) (“Agency Mortgage Collateral”). Agency Mortgage Collateral the following conditions apply:

(a) For GNMA certificates backed by pools of graduated payment mortgages, levels are 20 points above established levels;

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(b) Qualifying “large pool” FNMA mortgage-backed securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage (“ARMs”) programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;

(c) FNMA certificates backed by multifamily ARMs pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and

(d) Multiclass REMICs issued by FNMA and FHLMC are acceptable as eligible collateral at the collateral levels established for CMOs.

(6) Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least an AA– ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.

(7) Rule 144A Securities;

(8) Preferred Stocks. Preferred stocks that satisfy all of the following conditions:

(a) The preferred stock issue has a senior rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have an S&P senior rating of at least “BBB–”, or the preferred issue must be rated at least “BBB–”.

(b) The issuer – or if the issuer is a special purpose corporation, its parent – is listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.

(c) The collateral pays cash dividends denominated in U.S. dollars.

(d) Private placements under Rule 144A with registration rights are eligible assets.

(e) The minimum market capitalization of eligible issuers is US$100 million.

Restrictions for floating-rate preferred stock:

(a) Holdings must be limited to stock with a dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days.

(b) The floating-rate preferred stock may not have been subject to a failed auction.

Restrictions for adjustable–or auction-rate preferred stock:

(a) The total fair market value of adjustable-rate preferred stock held in the portfolio may not exceed 10% of eligible assets.

Concentration Limits:

(a) Total issuer exposure in preferred stock of any one issuer is limited to 10% of the fair market value of eligible assets.

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(b) Preferred stock rated below B– (including non-rated preferred stock) are limited to no more than 15% of the fair market value of the eligible assets.

(c) Add 5 points to over-collateralization level for issuers with a senior rating or preferred stock rating of less than BBB–.

(d) Add 10 points to over-collateralization level of issuers with no senior rating, preferred stock rating or dividend history.

(9) Common Stocks (including ADRs). Common stocks that satisfy all of the following conditions:

(a) such common stock (including the common stock of any predecessor or constituent issuer) has been traded on a recognized national securities exchange or quoted on the National Market System (or any equivalent or successor thereto) of NASDAQ, but excluding “144a” or “pink sheet” stock not carried in daily newspaper over-the-counter listings;

(b) the market capitalization of such issuer of common stock exceeds $100 million;

(c) the issuer of such common stock is not an entity that is treated as a partnership for federal income taxes;

(d) the issuer can hold no more than the average monthly trading volume over the last year;

(e) if such issuer is organized under the laws of any jurisdiction other than the United States, any state thereof, any possession or territory thereof or the District of Columbia, the common stock of such issuer held by the Corporation is traded on a recognized national securities exchange or quoted on the National Market System of NASDAQ either directly or in the form of depository receipts.

Note: Add 20 percentage points to the overcollateralization level for common stock that does not meet the requirements of paragraphs (a) or (e) above.

Escrow Bonds may comprise 100% of the Corporation’s S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. Government Obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. Agency paper must meet the minimum issuance size requirement for the Corporation described above. Bonds initially rated or rerated as an escrow bond by another Rating Agency are limited to 50% of the Corporation’s S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another Rating Agency are assigned that same rating level as its debt issuer, and will remain in its original industry category unless it can be demonstrated that a legal defeasance has occurred.

The Corporation portfolio must consist of no less than 20 issues representing no less than 10 industries as determined by the S&P Industry Classifications.

For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating level lower than the equivalent S&P rating.

“S&P Exposure Period” will mean the sum of (i) that number of days from the last Valuation Date on which the Corporation’s Discounted Value of S&P Eligible Assets were greater than the Preferred

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Shares Basic Maintenance Amount to the Valuation Date on which the Corporation’s Discounted Value of S&P Eligible Assets failed to exceed the Preferred Shares Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Corporation has under this Statement to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the Preferred Shares Basic Maintenance Amount, and (iii) the maximum number of days the Corporation has to effect a mandatory redemption under Section 3(a)(ii) of Part I of these Articles Supplementary.

“S&P Hedging Transactions”: For so long as any Series is rated by S&P, the Corporation will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the rating then assigned to the Series by S&P, except that the Corporation may purchase or sell futures contracts and engage in swaps, caps, floors, and collars, reverse repurchase or repurchase agreements, short sales, write, purchase or sell put and call options on such contracts (collectively, “S&P Hedging Transactions”), subject to the following limitations:

Futures and Options:

1. S&P Hedging Transactions may not exceed the notional value of the preferred shares outstanding;

2. the Corporation will engage in closing transactions to close out any outstanding futures contract which the Corporation owns or has sold or any outstanding option thereon owned by the Corporation in the event (A) the Corporation does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Corporation is required to pay variation margin on the second such Valuation Date;

3. the Corporation will engage in a closing transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Corporation holds the securities deliverable under such terms; and

4. when the Corporation writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or liquid securities ( in a segregated account with the Corporation’s custodian, so that the amount so segregated plus the amount of initial margin and variation margin held in the account of or on behalf of the Corporation’s broker with respect to such futures contract or option equals the Market Value of the Corporation’s futures contract or option, marked-to-market on a daily basis, or, in the event the Corporation writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

Credit Default Swaps entered into according to International Swap Dealers Association (“ISDA”) standards, if premiums are not paid in advance, will be counted as a liability for purpose of the Preferred Shares Basic Maintenance Amount; the Corporation is not the seller of credit protection.

Interest Rate Swaps:

1. The Corporation may engage in interest rate swaps if it is accordance to ISDA standards;

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2. the counterparty to the swap transaction has a minimum short-term rating of ‘A-1/A+’ or equivalent by S&P, or, if the counterparty does not have a short-term rating, the counterparty’s minimum senior unsecured long-term debt rating is ‘A–’, or equivalent by S&P, or higher;

3. The original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Series;

4. The interest rate swap transaction will be marked-to-market weekly by the swap counterparty. If the Corporation fails to maintain an aggregate discounted value at least equal to the basic maintenance amount on two consecutive valuation dates then the agreement shall terminate immediately;

5. For the purpose of calculating the Preferred Shares Basic Maintenance Amount, 90% of any positive mark-to-market valuation of the Corporation’s rights will be eligible assets. 100% of any negative mark-to-market valuation of the Corporation’s rights will be included in the calculation of the basic maintenance amount;

6. The Corporation must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Corporation’s obligations over its entitlement with respect to each swap. If the swap agreement is not on a net basis, it must maintain liquid and unencumbered assets with a value at least equal to the full amount of the Corporation’s accrued obligations under the agreement. For caps/floors, must maintain liquid assets with a value at least equal to the Corporation’s obligations with respect to such caps or floors.

Short Sales:

The Corporation may engage in short sales of securities or short sales against the box if:

1. The Corporation segregates liquid and unencumbered assets in an amount that when combined with the amount of collateral deposited with the broker in connection with the short sale equals the current market value of the security sold short or if the Corporation enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short and is required to hold such securities while the short sale is outstanding; and

2. The transaction will be marked to market daily by the counterparty.

Margin Purchase:

1. The Corporation segregates liquid and unencumbered assets in an amount that when combined with the amount of collateral deposited with the broker in connection with the margin purchase equals the current net obligation of the Corporation; and

2. The transaction will be marked to market daily by the counterparty.

Reverse Repurchase Agreements:

The Corporation may engage in reverse repurchase agreements if:

1. The counterparty is rated at least A–/A-1 and the agreement matures in 30 days or less, or

2. The counterparty must be rated AA–/A-1+ if the transaction matures in more than 30 days but less than 183 days, and

3. The securities are marked to market daily by the counterparty.

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“S&P Industry Classifications” will mean, for the purposes of determining S&P Eligible Assets, each of the following industry classifications (as defined by the S&P global industry classification):

Aerospace & Defense

Air Freight and Logistics Airlines

Automobiles

Automobile Components

Beverages

Biotechnology

Building Products

Cable

Capital Markets

Computers & Peripherals

Commercial Banks

Commercial Services & Supplies

Communications Equipment

Construction & Engineering

Consumer Finance

Containing & Packaging

Distributors

Diversified Financial Services

Diversified Telecommunication Services

Electric Utilities

Electrical Equipment

Electronic Equipment & Instrument

Energy Equipment & Services

Food & Staples Retailing

Food Products

Gas Utilities

Healthcare Equipment & Supplies

Healthcare Providers & Services

Hotels, Restaurants & Leisure

Household Durables

Household Products

Industrial Conglomerates

Insurance

Internet & Catalog Retail

Internet Software & Services

IT Services

Leisure Equipment & Products

Machinery

Marine

Media

Metals & Mining

Office Electronics

Oil & Gas

Packaging and Containers

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Paper & Forest Products

Personal Products

Pharmaceuticals

Real Estate

Retail

Road & Rail

Software

Specialty Retail

Semiconductors and Semi Conductor Equipment

Textiles, Apparel and Luxury Goods

Thrift & Mortgage Finance

Tobacco

Trading Companies & Distributors

Transportation and Infrastructure

Transportation Utilities

Water Utilities

Wireless Telecommunication Services

Standard & Poor’s Basic Maintenance Test Calculation: For purposes of determining whether the Corporation has eligible assets with a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of initial margin or variation margin will be zero, and the aggregate settlement value of the transaction will be reduced by an amount equal to the overcollateralization level for that asset. The Corporation’s obligations to any counterparty under all hedging transactions will be counted as a liability in calculating the Preferred Shares Basic Maintenance Amount.

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Appendix B

Moody’s Guidelines

“Moody’s Discount Factor” means, for purposes of determining the Discounted Value of any Moody’s Eligible Asset, the percentage determined as follows for a Moody’s Exposure Period of seven weeks. The Moody’s Discount Factor for any Moody’s Eligible Asset other than the securities set forth below as well as any revisions of the Moody’s Discount Factor, will be the percentage provided in writing by Moody’s.

(a) Common Stock and Preferred Securities:

Discount Factor
Common stock (1):
REITs and other real estate companies	154%
Utility	170%
Other common stocks
Large cap	200%
Mid cap	205%
Small cap	220%
Closed-end Funds:
Common stock, diversified U.S. equities	260%
Preferred stock	250%

Preferred Securities:
Preferred stock of REITs:
with Senior Implied Moody’s (or S&P or Fitch) rating:	154%
without Senior Implied Moody’s (or S&P or Fitch) rating:	208%
Preferred stock of Other Real Estate Companies:
with Senior Implied Moody’s (or S&P or Fitch) rating:	208%
without Senior Implied Moody’s (or S&P or Fitch) rating:	250%
Preferred securities of non-real estate companies:
for taxable preferred securities with Moody’s or equivalent S&P or Fitch ratings:	Aaa 150%
Aa 155%
A160%
Baa 165%
Ba 196%
B216%
< B,or NR 250%
for DRD eligible preferred securities
investment grade	165%
non-investment grade	216%
for auction rate preferred securities	350%

(1)	Market cap for large-cap stocks are $10 billion and up, mid-cap stocks range between $2 billion and $10 billion, and small-cap stocks are $2 billion and below.

(b) Debt securities:

a. Notwithstanding the above, a Moody’s Discount Factor of 250% will be applied: (a) to those assets in a single NAREIT industry category/sector which exceed 30% of Moody’s Eligible Assets but are not greater than 35% of Moody’s Eligible Assets; (b) if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding; or (c) if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

b. For corporate debt securities of REITs, apply the Moody’s Discount Factors listed below.

The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

Terms of Maturity of Debt Security(1)	Aaa	Aa	A	Baa	Ba	B	Unrated
1 year or less	109%	112%	115%	118%	137%	150%	250%
2 years or less (but longer than 1 year)	115%	118%	122%	125%	146%	160%	250%
3 years or less (but longer than 2 years)	120%	123%	127%	131%	153%	168%	250%
4 years or less (but longer than 3 years)	126%	129%	133%	138%	161%	176%	250%
5 years or less (but longer than 4 years)	132%	135%	139%	144%	168%	185%	250%
7 years or less (but longer than 5 years)	139%	143%	147%	152%	179%	197%	250%
10 years or less (but longer than 7 years)	145%	150%	155%	160%	189%	208%	250%
15 years or less (but longer than 10 years)	150%	155%	160%	165%	196%	216%	250%
20 years or less (but longer than 15 years)	150%	155%	160%	165%	196%	228%	250%
30 years or less (but longer than 20 years)	150%	155%	160%	165%	196%	229%	250%
Greater than 30 years	165%	173%	181%	189%	205%	240%	250%

(1)	The Moody’s Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty will determine the appropriate rating category.

(c) U.S. Government Securities and U.S. Treasury Strips:

Remaining Term to Maturity	U.S. Treasury Securities Discount Factor	U.S. Treasury Strips
1 year or less	107%	107%
2 years or less (but longer than 1 year)	113%	115%
3 years or less (but longer than 2 years)	118%	121%
4 years or less (but longer than 3 years)	123%	128%
5 years or less (but longer than 4 years)	128%	135%
7 years or less (but longer than 5 years)	135%	147%
10 years or less (but longer than 7 years)	141%	163%
15 years or less (but longer than 10 years)	146%	191%
20 years or less (but longer than 15 years)	154%	218%
30 years or less (but longer than 20 years)	154%	244%

(d) Short-Term Instruments and Cash.

The Moody’s Discount Factor applied to short term portfolio securities, including without limitation corporate debt securities, Short-Term Money Market Instruments and municipal debt obligations, will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody’s Exposure Period, (ii) 115%, so long as such portfolio securities do not mature within the Moody’s Exposure Period or have a demand feature at par exercisable within the Moody’s Exposure Period, and (iii) 125%, if such securities are not rated by Moody’s, so long as such portfolio securities are rated at least A-1+/AA or SP-1/AA by S&P and mature or have a demand feature at par exercisable within the Moody’s Exposure Period. A Moody’s Discount Factor of 100% will be applied to cash.

(e) Rule 144A Securities:

The Moody’s Discount Factor applied to Rule 144A securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody’s Discount Factor

(f) Convertible Securities:

(1) Convertibles having a delta (i.e., the change in the convertible security price over one unit of change in the underlying stock) that ranges between .4 to 0 will be discounted using the discount factors found in Moody’s corporate debt securities table.

(2) Convertibles having a delta that ranges between 1 to .8 will be subject to the following discount factors: for investment grade bonds the discount factor is 195% and for below investment grade securities the discount factor is 229%.

(3) Convertibles having a delta that ranges between .8 to .4 will be subject to the following discount factors: for investment grade bonds the discount factor is 192% and for below investment grade securities the discount factor is 226%.

(4) Any unrated convertible bonds are discounted at 250%.

With respect to “structured synthetic convertible” securities, the discount factors above should be grossed up by an additional 20% of the base discount percentage.

Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Corporation’s assets can be derived from other sources as well as combined with a number of sources as presented by the Corporation to Moody’s, securities rated below B by Moody’s and unrated securities, which are securities rated by neither Moody’s, S&P nor Fitch, are limited to 10% of Moody’s Eligible Assets. If a corporate debt security is unrated by Moody’s, S&P or Fitch, the Corporation will use the percentage set forth under “Below B and Unrated” in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody’s at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody’s rating equivalent. Securities assigned a different rating by S&P and Fitch will be accepted at the lower of the two ratings.

(g) Moody’s Discount Factor applied to securities denominated in foreign currencies. The currency discount factors set forth below are to be multiplied by the Moody’s Discount Factors of the Moody’s Eligible Asset to determine the ultimate discount factor for the Moody’s Eligible Asset.

Foreign Currency(1)	Currency Discount Factor
Canadian Dollar	107%
Euro	111%
British Pound	115%
Japanese Yen	116%
Australian Dollar	113%
Hong Kong Dollar	140%
Singapore Dollar	135%
New Zealand Dollar	114%
Swedish Kronor	113%
Mexico Nuevo Peso	200%
Malaysian Ringgit	170%
Norwegian Kroner	111%
Philippine Peso	200%
New Taiwan Dollar	135%

(1)	If the Corporation invests in a security denominated in a currency other than that found in the table above the Corporation will contact Moody’s to obtain the applicable currency discount factor.

“Moody’s Eligible Assets” means the following:

(i) Common Stocks, Preferred Securities and Debt Securities:

(A) which comprise at least 7 of the total number of Moody’s Industry Classifications, of which no more than 35% may constitute a single such classification;

(B) which in the aggregate constitute at least 40 separate issues of common stock, preferred stock, and debt securities issued by at least 30 issuers;

(C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody’s Eligible Assets, an

(D) issued by a single issuer which, with respect to 50% of the Market Value of Moody’s Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody’s Eligible Assets.

(ii) Unrated debt securities issued by an issuer which:

(A) has not filed for bankruptcy within the past three years,

(B) is current on all principal and interest on its fixed income obligations;

(C) is current on all preferred stock dividends;

(D) possesses a current, unqualified auditor’s report without qualified, explanatory language; and

(E) in the aggregate taken together with securities rated B by Moody’s, or comparable by S&P or Fitch, and below do not exceed 10% of the discounted Moody’s Eligible Assets;

(iii) U.S. Treasury Securities and Treasury Strips;

(iv) Rule 144A Securities

(v) Short-Term Money Market Instruments so long as:

(A) such securities are rated at least P-1,

(B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or

(C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody’s) need not meet any otherwise applicable Moody’s rating criteria.

(vi) Cash including, for this purpose, interest and dividends due on assets rated:

(A) Baa3 or higher by Moody’s if the payment date is within five Business Days of the Valuation Date,

(B) A2 or higher if the payment date is within thirty days of the Valuation Date, and

(C) A1 or higher if the payment date is within 90 days of the relevant valuation date and receivables for Moody’s Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are(1) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody’s or (2) with counterparties having a Moody’s long-term debt rating of at least Baa3 or (3) with counterparties having a Moody’s Short-Term Money Market Instrument rating of at least P-1.

Where the Corporation sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody’s Eligible Asset and the amount the Corporation is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Corporation purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Corporation thereby will constitute a Moody’s Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody’s and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody’s Eligible Asset. For the purposes of calculation of Moody’s Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

For purposes of valuation of Moody’s Eligible Assets: (A) if the Corporation writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the Series, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Corporation writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Corporation buys have no value. For so long as the Series is rated by Moody’s: (A) the Corporation will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Corporation would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; (B) the Corporation will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Corporation would continue to be in compliance with the provisions relating to the Preferred Shares Basic Maintenance Amount; (C) for purposes of the Preferred Shares Basic Maintenance Amount assets in margin accounts are not Eligible Assets; and (D) where delivery may be made to the Corporation with any of a class of securities, the Corporation will assume for purposes of the Preferred Shares Basic Maintenance Amount that it takes delivery of that security which yields it the least value.

“Moody’s Hedging Transactions” means purchases or sales of exchange-traded financial futures contracts based on any index approved by Moody’s or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such financial futures contracts, any index approved by Moody’s or Treasury Bonds, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Moody’s or Treasury Bonds, subject to the following limitations:

(i) the Corporation will not engage in any Moody’s Hedging Transaction based on any index approved by Moody’s (other than Closing Transactions) that would cause the Corporation at the time of such transaction to own or have sold:

(A) Outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or

(B) Outstanding financial futures contracts based on any index approved by Moody’s having a Market Value exceeding 50% of the Market Value of all portfolio securities of the Corporation constituting Moody’s Eligible Assets owned by the Corporation;

(ii) The Corporation will not engage in any Moody’s Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Corporation at the time of such transaction to own or have sold:

(A) Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market value exceeding 20% of the aggregate Market Value of Moody’s Eligible Assets owned by the Corporation and rated Aa by Moody’s (or, if not rated by Moody’s but rated by S&P, rated AAA by S&P); or

(B) Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 50% of the aggregate Market Value of all portfolio securities of the Corporation constituting Moody’s Eligible Assets owned by the Corporation (other than Moody’s Eligible Assets already subject to a Moody’s Hedging Transaction) and rated Baa or A by Moody’s (or, if not rated by Moody’s but rated by S&P, rated A or AA by S&P);

(iii) The Corporation will engage in Closing Transactions to close out any outstanding financial futures contract based on any index approved by Moody’s if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Moody’s and the Corporation;

(iv) The Corporation will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

(v) The Corporation will engage in Moody’s Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter; and

(vi) The Corporation will not enter into an option or futures transaction unless, after giving effect thereto, the Corporation would continue to have Moody’s Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Share Basic Maintenance Amount.

(vii) Swaps (including Total Return Swaps, Interest Rate Swaps, Currency Swaps and Credit Default Swaps): Total return and Interest Rate Swaps are subject to the following provisions:

(A) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the AMPS Basic Maintenance Amount. If the Corporation has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Moody’s Eligible Asset subject to the Moody’s Discount Factor on the counterparty to the swap transaction. If the Corporation has an outstanding liability from a swap transaction on a Valuation Date, the Corporation will subtract the outstanding liability from the total Moody’s Eligible Assets in calculating the AMPS Basic Maintenance Amount.

In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Moody’s Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding APS. At the

time a swap is executed, the Corporation will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody’s long-term rating of A3.

(B)(1) The underlying securities subject to a Credit Default Swap sold by the Corporation will be subject to the applicable Moody’s Discount Factor for each security subject to the swap;

(2) If the Corporation purchases a Credit Default Swap and holds the underlying security, the Market Value of the Credit Default Swap and the underlying security will be included as a Moody’s Eligible Asset subject to the Moody’s Discount Factor assessed based on the counterparty risk and the duration of the swap agreement; and

(3) The Corporation will not include a Credit Default Swap as a Moody’s Eligible Asset purchased by the Corporation without the Corporation holding the underlying security or when the Corporation buys a Credit Default Swap for a basket of securities without holding all the securities in the basket.

If not otherwise provided for above, derivative instruments shall be treated as follows: Any derivative instruments will be valued pursuant to the Corporation’s valuation procedures on a Valuation Date. The amount of the net payment obligation and the cost of a closing transaction, as appropriate, on any derivative instrument on a Valuation Date will be counted as a liability for purposes of determining the Preferred Shares Basic Maintenance Amount (e.g., a written call option that is in the money for the holder). Any derivative instrument with respect to which the Corporation is owed payment on the Valuation Date that is not based upon an individual security or securities that are Moody’s Eligible Assets will have a mutually agreed upon valuation by Moody’s and the Corporation for purposes of determining Moody’s Eligible Assets. Any derivative instrument with respect to which the Corporation is owed payment on the valuation date that is based upon an individual security or securities that are Moody’s Eligible Assets (e.g., a purchased call option on a bond that is in the money) will be valued as follows for purposes of determining Moody’s Eligible Assets: (A) For such derivative instruments that are exchange traded, the value of the in-the-money amount of the payment obligation to the Corporation will be reduced by applying the Moody’s Discount Factor (as it would apply to the underlying security or securities) and then added to Moody’s Eligible Assets; and (B) for such derivative instruments that are not exchange traded, the value of the in-the-money amount of the payment obligation to the Corporation will be (1) reduced as described in (A) and (B) further reduced by applying to the remaining amount the Moody’s Discount Factor determined by reference to the credit rating of the derivative counterparty with the remaining amount after these reductions then added to Moody’s Eligible Assets.

For purposes of determining whether the Corporation has Moody’s Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount Test, the Discounted Value of all Forward Commitments to which the Corporation is a party and of all securities deliverable to the Corporation pursuant to such Forward Commitments shall be zero.

“Moody’s Industry Classifications” means, for the purposes of determining Moody’s Eligible Assets, each of the following Industry Classifications:

1.	Aerospace & Defense
2.	Automobile
3.	Banking
4.	Beverage, Food & Tobacco

5.	Buildings & Real Estate
6.	Chemicals, Plastics & Rubber
7.	Containers, Packaging & Glass
8.	Personal & Nondurable Consumer Projects (Manufacturing Only)
9.	Diversified/Conglomerate Manufacturing
10.	Diversified/Conglomerate Service
11.	Diversified Natural Resources, Precious Metals & Minerals
12.	Ecological
13.	Electronics
14.	Finance
15.	Farming & Agriculture
16.	Grocery
17.	Healthcare, Education & Childcare
18.	Home & Office Furnishings, Housewares & Durable Consumer Products
19.	Hotels, Motels, Inns and Gaming
20.	Insurance
21.	Leisure, Amusement, Entertainment
22.	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)
23.	Mining, Steel, Iron & Nonprecious Metals
24.	Oil & Gas
25.	Personal, Food & Misc. Services
26.	Printing & Publishing
27.	Cargo Transport
28.	Retail Stores
29.	Telecommunications
30.	Textiles & Leather
31.	Personal Transportation
32.	Utilities
33.	Broadcasting & Entertainment

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1) Financial Statements

Part A -	Financial Highlights for the period July 31, 2007 through August 31, 2007 (unaudited)
Part B-	Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities, as of June 12, 2007 (audited)
Statement of Assets and Liabilities, as of August 31, 2007 (unaudited)
Schedule of Investments, as of August 31, 2007 (unaudited)
Statement of Assets and Liabilities, as of August 31, 2007 (unaudited)
Statement of Operations, for the period July 27, 2007 through August 31, 2007 (unaudited)
Statement of Changes in Net Assets Applicable to Common Shares, for the period July 27, 2007 through August 31, 2007 (unaudited)

2) Exhibits

(a)	Amended Articles of Incorporation (1)
(b)	By-Laws (1)
(c)	Not applicable
(d)(i)	Form of Articles Supplementary creating Series W7 Auction Market Preferred Shares (AMPS)*
(d)(ii)	Form of specimen share certificate for the Series W7 AMPS*
(e)	Form of Dividend Reinvestment Plan(3)
(f)	Not applicable
(g)(i)	Form of Investment Management Agreement(3)
(g)(ii)	Form of Sub-Investment Advisory Agreement with Cohen & Steers Europe S.A. (3)
(g)(iii)	Form of Sub-Investment Advisory Agreement with Cohen & Steers Asia Limited(3)
(g)(iv)	Form of Sub-Investment Advisory Agreement with Cohen & Steers UK Limited(3)
(h)	Form of Purchase Agreement*
(i)	Not applicable
(j)	Form of Custodian Agreement(3)
(k)(i)	Form of Transfer Agency, Registrar and Dividend Disbursing Agency Agreement(3)
(k)(ii)	Form of Administration Agreement(3)
(k)(iii)	Form of Sub-Administration Agreement (3)
(k)(iv)	Form of Auction Agency Agreement*
(k)(v)	Form of Master Broker-Dealer Agreement*
(l)(i)	Opinion and Consent of Stroock & Stroock & Lavan LLP*
(l)(ii)	Opinion and Consent of Venable LLP*
(m)	Not applicable
(n)	Consent of Independent Registered Public Accounting Firm*
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)	Code of Ethics of the Fund, the Investment Manager and the Subadvisers(3)
(s)	Power of Attorney (2)

(1)	Incorporated by reference to the Fund’s Registration Statement on Form N-2 (333-142300) (the “Registration Statement”) filed with the Securities and Exchange Commission (“SEC”) on April 23, 2007.

(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Fund’s Registration Statement, filed with the SEC on June 22, 2007.
(3)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Fund’s Registration Statement, filed with the SEC on July 24, 2007.

*	Filed herewith.

Item 26. Marketing Arrangements

See Exhibit 2(h).

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the expenses to be incurred in connection with the offer described in this Registration Statement:

SEC registration fees	$5,000
Printing and engraving expenses*	$12,500
Auditing fees and expenses*	$50,000
Legal fees and expenses*	$80,000
S&P and Moody’s Initial Costs	$70,000
Miscellaneous*	$5,000

Total*	$222,500

*	Estimated

Item 28. Persons Controlled by or under Common Control with Registrant

None.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of October 1, 2007, of each class of securities of the Registrant.

Title of Class	Number of Record Holders
Common Stock, par value $.001 per share	11
Series W7 AMPS, par value $.001 per share	None

Item 30. Indemnification

It is the Registrant's policy to indemnify its directors and officers to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article NINTH of Registrant's Articles of Incorporation, and Article VIII of the Registrant's By-Laws. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's Articles of Incorporation. The liability of Cohen & Steers Capital Management, Inc., the Registrant's investment manager (the “Investment Manager”), for any loss suffered by the Registrant or its shareholders is set forth in Section 5 of the Investment Management Agreement.

The Registrant has agreed to indemnify the Underwriters of the Registrant's AMPS to the extent set forth in Exhibit (h).

Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act (other than for expenses incurred in a successful defense) is asserted against the Company by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31. Business and other Connections of Investment Adviser

This information, with respect to the Investment Manager, is set forth under the caption “Management of the Fund” in the Prospectus and in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement.

The following is a list of the directors and officers of the Investment Manager. Unless otherwise indicated, none of the persons listed below has had other business connections of a substantial nature during the past two fiscal years other than as stated in the Prospectus forming Part A of this Registration Statement.

Name	Title	Other Business/Position Held/Dates
Robert H. Steers	Co-Chairman and Co-Chief Executive Officer, Director	*

Martin Cohen	Co-Chairman and Co-Chief Executive Officer, Director	*

Joseph M. Harvey	President	*

Adam M. Derechin	Chief Operating Officer	*

Matthew S. Stadler	Executive Vice President and Chief Financial Officer	Neuberger Berman, Chief Financial Officer, 199-2005 Lehman Brothers, Managing Director, 2004-2005

Frank Poli	Executive Vice President, General Counsel	Allianz Global Investors of America LP, 1998-2007

John J. McCombe	Executive Vice President	*

Douglas R. Bond	Executive Vice President	*

James S. Corl	Executive Vice President	*

William F. Scapell	Senior Vice President, Director of Fixed Income Investments	*

Robert Becker	Senior Vice President	*

Thomas Bohjalian	Senior Vice President	*

William J. Frischling	Senior Vice President	*

James Giallanza	Senior Vice President	*

Bernard Doucette	Senior Vice President and Chief Accounting Officer	Neuberger Berman, Vice President, 2003-2005

Richard E. Helm	Senior Vice President	WM Advisors, Inc., Senior Portfolio Manager, 2001-2005

Norbert Berrios	Senior Vice President	*

Anthony Dotro	Senior Vice President	*

Salvatore Rappa	Senior Vice President and Associate General Counsel	*

Robert Tisler	Vice President	*

Terrance R. Ober	Vice President	*

Blair Lewis	Vice President	*

John Cheigh	Vice President	Security Capital, Vice President 1998-2005

Derek Cheung	Vice President	HSBC, Head of Property Research 2000-2005

Sandra Morgan	Vice President	*

Ben Morton	Vice President	*

Pascal van Garderen	Vice President	*

Elaine Zaharis-Nikas	Vice President	*

Frank Zukowski	Vice President	*

Matthew Karcic	Vice President	*

Lisa Phelan	Vice President and Director of Compliance	*

Luis Polit	Vice President	*

Ted Valenti	Vice President	*

Item 32. Location of Accounts and Records

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Sub-Administrator and Custodian, State Street Bank and Trust Company. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1) Registrant undertakes to suspend the offering of shares until the prospectus is amended if, subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) Registrant hereby undertakes that:

(a) for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance on Rule 430A and contained in the form of prospectus filed by Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, State of New York, on the 15th day of October, 2007.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

By:	/s/ Adam M. Derechin
Name:	Adam M. Derechin
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date
/s/ Adam M. Derechin	President and Chief Executive Officer	October 15, 2007
Adam M. Derechin	(Principal Executive Officer)

/s/ James Giallanza	Treasurer (Principal Financial and	October 15, 2007
James Giallanza	Accounting Officer)

/s/ Martin Cohen	Co-Chairman and Director	October 15, 2007
Martin Cohen

/s/ Robert H. Steers	Co-Chairman and Director	October 15, 2007
Robert H. Steers

/s/ Bonnie Cohen*	Director	October 15, 2007
Bonnie Cohen

/s/ George Grossman*	Director	October 15, 2007
George Grossman

/s/ Richard E. Kroon*	Director	October 15, 2007
Richard E. Kroon

/s/ Richard J. Norman*	Director	October 15, 2007
Richard J. Norman

/s/ Frank K. Ross*	Director	October 15, 2007
Frank K. Ross

/s/ Willard H. Smith, Jr.*	Director	October 15, 2007
Willard H. Smith Jr.

/s/ C. Edward Ward, Jr.*	Director	October 15, 2007
C. Edward Ward, Jr.

* By:	/s/ Martin Cohen
Attorney-in-Fact

Exhibit Index
(d)(i)	Form of Articles Supplementary
(d)(ii)	Form of Specimen Share Certificate
(h)	Form of Purchase Agreement
(k)(iv)	Form of Auction Agency Agreement
(k)(v)	Form of Master Broker Dealer Agreement
(l)(i)	Opinion of Stroock & Stroock & Lavan LLP
(l)(ii)	Opinion of Venable LLP
(n)	Consent of Independent Registered Public Accounting Firm